UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Allianz Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna

1345 Avenue of the Americas,

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2009

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

1. Report to Shareholders

Allianz Funds Annual Report

JUNE 30, 2009

Domestic Stock Funds

Share Classes

Institutional
Administrative

VALUE STOCK FUNDS

Allianz NFJ Large-Cap Value Fund

Allianz NFJ Dividend Value Fund

Allianz NFJ Mid-Cap Value Fund

Allianz NFJ All-Cap Value Fund

Allianz NFJ Small-Cap Value Fund

INCOME & EQUITY FUNDS

Allianz NACM Income and Growth Fund

GROWTH STOCK FUNDS

Allianz CCM Focused Growth Fund

Allianz RCM Large-Cap Growth Fund

Allianz RCM Strategic Growth Fund

Allianz OCC Growth Fund

Allianz NACM Growth Fund

Allianz CCM Capital

Appreciation Fund

Allianz CCM Mid-Cap Fund

Allianz RCM Mid-Cap Fund

Allianz OCC Target Fund

Allianz NACM Mid-Cap Growth Fund

Allianz OCC Opportunity Fund

Allianz CCM Emerging Companies Fund

Allianz RCM Small-Cap Growth Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		44
Schedule of Investments		46
Statements of Assets and Liabilities		76
Statements of Operations		80
Statements of Changes in Net Assets		84
Financial Highlights		90
Notes to Financial Statements		128
Report of Independent Registered Public Accounting Firm		152
Federal Income Tax Information		153
Trustees and Officers of Allianz Funds		154

FUND	Fund Summary	Schedule of Investments

Allianz CCM Capital Appreciation Fund	6	46
Allianz CCM Emerging Companies Fund	8	47
Allianz CCM Focused Growth Fund	10	49
Allianz CCM Mid-Cap Fund	12	50
Allianz NACM Growth Fund	14	51
Allianz NACM Income and Growth Fund	16	52
Allianz NACM Mid-Cap Growth Fund	18	56
Allianz NFJ All-Cap Value Fund	20	57
Allianz NFJ Dividend Value Fund	22	58
Allianz NFJ Large-Cap Value Fund	24	59
Allianz NFJ Mid-Cap Value Fund	26	60
Allianz NFJ Small-Cap Value Fund	28	61
Allianz OCC Growth Fund	30	63
Allianz OCC Opportunity Fund	32	64
Allianz OCC Target Fund	34	65
Allianz RCM Large-Cap Growth Fund	36	66
Allianz RCM Mid-Cap Fund	38	68
Allianz RCM Small-Cap Growth Fund	40	70
Allianz RCM Strategic Growth Fund	42	72

2	Allianz Funds

President’s Letter

Dear Shareholder:

Please find enclosed the Allianz Funds annual report for the fiscal year ended June 30, 2009.

U.S. stock markets weathered one of the most difficult environments in market history during the 12-month period ended June 30, 2009. Investors experienced double-digit losses for a broad range of equity asset classes despite a bottoming of major indexes in March 2009 and an upturn a full four months before year end. Growth and value stocks, large-caps and small-caps, and stock averages in every sector fell as a global de-leveraging of institutions, hedge funds, investors and consumers forced the sales of financial assets and led to significantly oversold conditions. Stocks in the energy and financials sectors were especially hit hard.

The Standard & Poor’s 500 Index of U.S. stocks declined 26.21% for the 12-month reporting period. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, declined 24.50%. Its counterpart, the Russell 1000 Value Index, posted a loss of 29.03%. Small-cap stocks, as represented by the Russell 2000 Index, declined 25.01%.

The Federal Reserve reduced benchmark interest rates to a historic low target range of zero-to-0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) from commercial banks to encourage lending to consumers and businesses.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional, Administrative and Class P shares). In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 14, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	June 30, 2009	3

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (1/97), CCM Focused Growth (7/06), CCM Mid-Cap (1/97), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (1/97), RCM Large-Cap Growth (2/02), and RCM Mid-Cap (2/02). The oldest share classes for OCC Target are A and C, and the B shares were first offered in 5/95. The oldest share class for the following funds is C, and the A and B shares were first offered in: OCC Growth (A in 10/90, B in 5/95) and OCC Opportunity (A in 12/90, B in 3/99).

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) which declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC for shares redeemed in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted D share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional shares, and the D shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (4/98), CCM Focused Growth (7/06), CCM Mid-Cap (4/98), NFJ Dividend Value (10/01), NFJ Large-Cap Value (7/02), NFJ Small-Cap Value (6/02), RCM Large-Cap Growth (3/99) and RCM Mid-Cap (12/00). The oldest share class for OCC Target is the A shares, and the D shares were first offered in 6/00. The oldest share class for the following Funds is the C shares, and the D shares were first offered in (month/year): OCC Growth (1/00).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Small-Cap Value/Institutional, OCC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and NACM International R shares class was first offered in 1/06.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for OCC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: OCC Growth (3/99) and OCC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parenthesis after each Fund name: CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95).

The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered on the month/year indicated in parenthesis after each Fund name: RCM Disciplined International Equity (formerly RCM International Growth Equity) (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

4	Allianz Funds

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption* and exchange fees; and (2) ongoing costs, including advisory fees, administrative fees, distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000 at the beginning of the period and held for the entire period indicated, which for most funds is from 1/1/09 to 6/30/09.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

*	As of May 1, 2009, the redemption fee was eliminated.

Annual Report	June 30, 2009	5

Allianz CCM Capital Appreciation Fund

(Unaudited)

Portfolio Insights

•  Allianz CCM Capital Appreciation Fund seeks growth of capital by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among large-cap growth stocks, technology and energy companies contributed most significantly to losses during the reporting period.

•  In technology, recessionary forces prompted corporations and governments to cut spending on computers, office equipment and consulting services. The collapse in demand contributed to underperformance by computer chip maker Marvell Technologies, data services provider Alliance Data Systems and components manufacturer Amphenol.

•  Both the Fund and its benchmark, the Russell 1000 Growth Index, posted lower returns during the reporting period. Stock selections among companies in the industrials, technology and consumer staples sectors detracted from performance relative to the benchmark during the period. Selections among consumer discretionary companies benefited relative performance.

•  In the industrials sector, economic slowing reduced demand for transportation services and industrial infrastructure development. In this environment, the Fund’s positions in railroads CSX and Norfolk Southern declined along with share prices of engineering and construction companies Foster Wheeler and McDermott International.

•  Economic slowing forced consumers to alter their behaviors to fit shrinking resources and to improve their employment outlook. The Fund’s positions in for-profit education company Apollo Group, discount retailer TJX and auto parts retailer Auto Zone outperformed under these conditions.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (03/08/91)
Allianz CCM Capital Appreciation Fund Class A	–34.34%	–2.93%	–1.12%	7.57%
Allianz CCM Capital Appreciation Fund Class A (adjusted)	–37.95%	–4.02%	–1.68%	7.24%
Allianz CCM Capital Appreciation Fund Class B	–34.83%	–3.66%	–1.65%	7.26%
Allianz CCM Capital Appreciation Fund Class B (adjusted)	–38.09%	–3.99%	–1.65%	7.26%
Allianz CCM Capital Appreciation Fund Class C	–34.81%	–3.65%	–1.86%	6.77%
Allianz CCM Capital Appreciation Fund Class C (adjusted)	–35.46%	–3.65%	–1.86%	6.77%
Allianz CCM Capital Appreciation Fund Class D	–34.36%	–2.93%	–1.12%	7.57%
Allianz CCM Capital Appreciation Fund Class R	–34.51%	–3.19%	–1.47%	7.19%
Allianz CCM Capital Appreciation Fund Class P	–34.21%	–2.66%	–0.87%	7.86%
Allianz CCM Capital Appreciation Fund Institutional Class	–34.08%	–2.55%	–0.76%	7.97%
Allianz CCM Capital Appreciation Fund Administrative Class	–34.26%	–2.79%	–0.99%	7.72%
Russell 1000 Growth Index	–24.50%	–1.83%	–4.18%	6.09%
S&P 500 Index	–26.21%	–2.24%	–2.22%	7.15%
Lipper Multi-Cap Growth Fund Average	–28.21%	–1.25%	–1.34%	7.47%

† The Fund began operations on 03/08/91. Lipper comparisons began on 02/28/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.78% for Class P shares, 0.69% for Institutional Class shares and 0.93% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

6	Allianz Funds

Allianz CCM Capital Appreciation Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Computers & Peripherals	9.2%
Software	6.7%
Semiconductors & Semiconductor Equipment	6.1%
Capital Markets	4.6%
Oil, Gas & Consumable Fuels	4.1%
Food & Staples Retailing	4.0%
Textiles, Apparel & Luxury Goods	3.8%
Health Care Providers & Services	3.7%
Other	56.7%
Cash & Equivalents — Net	1.1%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,012.80	$1,009.40	$1,009.40	$1,012.90	$1,011.00	$1,014.00	$1,014.80	$1,013.50
Expenses Paid During Period	$5.54	$9.27	$9.27	$5.54	$6.78	$3.94	$3.55	$4.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.29	$1,015.57	$1,015.57	$1,019.29	$1,018.05	$1,020.88	$1,021.27	$1,020.03
Expenses Paid During Period	$5.56	$9.30	$9.30	$5.56	$6.80	$3.96	$3.56	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class B, 1.86% for Class C, 1.11% for Class D, 1.36% for Class R, 0.79% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	7

Allianz CCM Emerging Companies Fund

(Unaudited)

Portfolio Insights

•  Allianz CCM Emerging Companies Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index) that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among small-cap growth stocks, industrials and energy companies contributed most significantly to losses during the period.

•  Stock selection decisions in the materials sector benefited relative performance. Holdings in this sector included rigid-container supplier Bway Holding, packaging manufacturer Rock-Tenn and specialty chemicals maker Omnova Solutions.

•  Both the Fund and its benchmark, the Russell 2000 Growth Index, posted lower returns during the reporting period. Stock selections among companies in the health care and industrials sectors and an underweighting in health care stocks detracted from returns relative to the benchmark for the fiscal year. Stock selections among materials and utilities companies benefited relative returns.

•  Stock selection decisions and an underweight position in the health care sector detracted from relative performance during the reporting period. The Fund’s position in Matrix Initiatives declined after the FDA ordered two of its Zicam cold medicines off the market. Selections among industrials companies also contributed negatively to relative returns as slowing economic growth reduced demand globally.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (06/25/93)
Allianz CCM Emerging Companies Fund Institutional Class	–28.01%	–4.88%	3.84%	8.81%
Allianz CCM Emerging Companies Fund Administrative Class	–28.19%	–5.12%	3.59%	8.55%
Russell 2000 Growth Index	–24.85%	–1.32%	–0.89%	4.17%
Lipper Small-Cap Core Fund Average	–25.42%	–1.62%	4.34%	7.23%

† The Fund began operations on 06/25/93. Lipper comparisons began on 06/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.51% for Institutional Class shares and 1.76% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

8	Allianz Funds

Allianz CCM Emerging Companies Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Software	7.6%
Semiconductors & Semiconductor Equipment	6.2%
Health Care Equipment & Supplies	5.8%
Chemicals	5.4%
Communications Equipment	5.3%
Health Care Providers & Services	4.8%
Specialty Retail	4.5%
Insurance	4.1%
Other	53.6%
Cash & Equivalents — Net	2.7%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,094.10	$1,093.30
Expenses Paid During Period	$7.37	$8.67

	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.75	$1,016.51
Expenses Paid During Period	$7.10	$8.35

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.42% for Institutional Class and 1.67% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	9

Allianz CCM Focused Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz CCM Focused Growth Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the common stock of companies in the Russell 1000 Growth Index with a market capitalization of at least $100 million at the time of investment.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among large-cap growth stocks, technology and energy companies contributed most significantly to losses during the reporting period.

•  Positions in adult education and discount-retail companies contributed positively to relative returns in the consumer discretionary sector as consumers sought opportunities to stretch their budgets and improve their resumes and skills. Holdings in this sector included discount retailers TJX and Ross Stores and Apollo Group, the owner of the for-profit University of Phoenix.

•  Both the Fund and its benchmark, the Russell 1000 Growth Index, posted lower returns during the reporting period. Stock selection decisions among companies in the consumer staples, industrials and health care sectors and an underweighting of consumer staples stocks detracted from returns relative to the benchmark for the fiscal year. Stock selections and an overweight position in the consumer discretionary sector benefited relative returns.

•  In the consumer staples and health care sectors, the Fund’s holdings, including cosmetics maker Avon, grocery chain operator Kroger and biotechnology companies Cephalon and Gilead Sciences, underperformed during the period as investors favored more defensive investments such as discount grocers, tobacco and soft-drink companies.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	Fund Inception (08/31/99)
Allianz CCM Focused Growth Fund Class A	–31.85%	–0.75%	–3.00%
Allianz CCM Focused Growth Fund Class A (adjusted)	–35.60%	–1.87%	–3.55%
Allianz CCM Focused Growth Fund Class C	–32.34%	–1.48%	–3.70%
Allianz CCM Focused Growth Fund Class C (adjusted)	–33.02%	–1.48%	–3.70%
Allianz CCM Focused Growth Fund Class D	–31.85%	–0.75%	–3.00%
Allianz CCM Focused Growth Fund Class P	–31.76%	–0.49%	–2.73%
Allianz CCM Focused Growth Fund Institutional Class	–31.54%	–0.35%	–2.61%
Allianz CCM Focused Growth Fund Administrative Class	–31.80%	–0.61%	–2.85%
Russell 1000 Growth Index	–24.50%	–1.83%	–4.09%
Lipper Large-Cap Growth Fund Average	–27.04%	–2.17%	–2.86%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.12% for Class A shares, 1.86% for Class C shares, 1.12% for Class D shares, 0.81% for Class P shares, 0.72% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

10	Allianz Funds

Allianz CCM Focused Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Computers & Peripherals	10.5%
Oil, Gas & Consumable Fuels	7.6%
Semiconductors & Semiconductor Equipment	7.4%
Capital Markets	7.2%
Food & Staples Retailing	6.8%
Communications Equipment	5.3%
Software	5.2%
Pharmaceuticals	5.2%
Other	39.9%
Cash & Equivalents — Net	4.9%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,066.30	$1,062.50	$1,066.30	$1,066.10	$1,069.10	$1,066.00
Expenses Paid During Period	$5.69	$9.51	$5.69	$4.10	$3.64	$4.92

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.29	$1,015.57	$1,019.29	$1,020.83	$1,021.27	$1,020.03
Expenses Paid During Period	$5.56	$9.30	$5.56	$4.01	$3.56	$4.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 1.11% for Class D, 0.80% for Class P, 0.71% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	11

Allianz CCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•  Allianz CCM Mid-Cap Fund seeks growth of capital by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of companies represented in the Russell Midcap Index.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among mid-cap growth stocks, industrials and energy companies contributed most significantly to losses during the reporting period.

•  Exposure to financial companies benefited relative performance as the Fund’s holdings in regional bank Hudson City Bancorp, and reinsurers Arch Capital and PartnerRe outperformed the benchmark’s specialty lenders, real estate investment trusts and capital markets companies.

•  Both the Fund and its benchmark, the Russell Midcap Growth Index, posted lower returns during the reporting period. Stock selections among companies in the industrials, health care and materials sectors detracted from performance relative to the benchmark for the fiscal year. Selections among financial companies benefited relative returns.

•  In the industrials and materials sectors, economic slowing reduced demand for metals, fertilizer, transportation services and industrial infrastructure development. In this environment, the Fund’s positions in metallurgical coal producer Walter Industries, agricultural chemicals producers Terra and FMC Corp, construction and engineering firm Foster Wheeler and mining equipment maker Joy Global all underperformed.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (08/26/91)
Allianz CCM Mid-Cap Fund Class A	–39.08%	–1.92%	1.59%	7.87%
Allianz CCM Mid-Cap Fund Class A (adjusted)	–42.43%	–3.03%	1.02%	7.53%
Allianz CCM Mid-Cap Fund Class B	–39.52%	–2.65%	1.06%	7.56%
Allianz CCM Mid-Cap Fund Class B (adjusted)	–42.55%	–2.96%	1.06%	7.56%
Allianz CCM Mid-Cap Fund Class C	–39.55%	–2.66%	0.83%	7.07%
Allianz CCM Mid-Cap Fund Class C (adjusted)	–40.15%	–2.66%	0.83%	7.07%
Allianz CCM Mid-Cap Fund Class D	–39.07%	–1.91%	1.60%	7.90%
Allianz CCM Mid-Cap Fund Class R	–39.19%	–2.17%	1.27%	7.52%
Allianz CCM Mid-Cap Fund Class P	–38.89%	–1.62%	1.89%	8.19%
Allianz CCM Mid-Cap Fund Institutional Class	–38.82%	–1.52%	2.00%	8.30%
Allianz CCM Mid-Cap Fund Administrative Class	–38.97%	–1.76%	1.73%	8.03%
Russell Midcap Growth Index	–30.33%	–0.44%	0.02%	7.19%
Lipper Mid-Cap Core Fund Average	–29.09%	–1.12%	3.37%	8.25%

† The Fund began operations on 08/26/91. Lipper comparisons began on 08/31/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

12	Allianz Funds

Allianz CCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Software	7.5%
Chemicals	6.0%
Specialty Retail	5.8%
Semiconductors & Semiconductor Equipment	5.3%
Oil, Gas & Consumable Fuels	4.6%
Health Care Equipment & Supplies	4.4%
Health Care Providers & Services	4.1%
Construction & Engineering	3.9%
Other	56.1%
Cash & Equivalents — Net	2.3%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,038.00	$1,035.00	$1,034.20	$1,038.40	$1,037.20	$1,039.90	$1,040.50	$1,039.30
Expenses Paid During Period	$5.56	$9.38	$9.33	$5.61	$6.82	$4.00	$3.54	$4.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.34	$1,015.57	$1,015.62	$1,019.29	$1,018.10	$1,020.88	$1,021.32	$1,020.08
Expenses Paid During Period	$5.51	$9.30	$9.25	$5.56	$6.76	$3.96	$3.51	$4.76

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.10% for Class A, 1.86% for Class B, 1.85% for Class C, 1.11% for Class D, 1.35% for Class R, 0.79% for Class P, 0.70% for Institutional Class and 0.95% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	13

Allianz NACM Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Growth Fund seeks to achieve long-term capital appreciation by normally investing at least 80% of its assets in equity securities in the Russell 1000 Growth Index. The Fund normally invests primarily in large capitalization equity securities, which it defines as equity securities of companies with market capitalizations of at least $5 billion at the time of purchase.

•  The past 12 months were among the most volatile on record on Wall Street. Equity prices collapsed as the housing bust segued into a financial crisis and the deepest recession in half a century. The U.S. Federal Reserve sheared interest rates to a record-low zero to 0.25% and launched a series of bailout programs in an effort to keep the economy afloat. A slew of bedrock American companies were nationalized, filed for bankruptcy or sold under duress. The S&P 500 Index rallied after hitting a 12-year low in March 2009, but gains were eclipsed by earlier losses.

•  Stock selection among materials companies was also a detractor from the Fund’s relative performance. Holdings in the sector included Freeport-McMoran Copper and Gold and Celanese Corp., a chemicals company.

•  Both the Fund and its benchmark, the Russell 1000 Growth Index, registered sharp losses during the reporting period. Results relative to the benchmark were largely attributable to stock selection among industrials and materials companies.

•  Stock selection in the industrials sector detracted from the Fund’s relative performance. Notable detractors included Bucyrus International, a mining equipment supplier, and CSX Corporation, a rail-based transportation services company. U.S. industrial production contracted 13.40% in May 2009, the most since 1946.

• The Fund benefited from stock selection in the energy, information technology and telecommunications sectors. From those sectors, respectively, the Fund held Halliburton, Microsoft and Verizon.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	Fund Inception† (07/19/02)
Allianz NACM Growth Fund Class A	–28.78%	–0.60%	2.31%
Allianz NACM Growth Fund Class A (adjusted)	–32.69%	–1.71%	1.48%
Allianz NACM Growth Fund Class B	–29.30%	–1.33%	1.54%
Allianz NACM Growth Fund Class B (adjusted)	–32.84%	–1.68%	1.54%
Allianz NACM Growth Fund Class C	–29.30%	–1.33%	1.54%
Allianz NACM Growth Fund Class C (adjusted)	–30.01%	–1.33%	1.54%
Allianz NACM Growth Fund Class D	–28.78%	–0.61%	2.29%
Allianz NACM Growth Fund Class P	–28.57%	–0.30%	2.62%
Allianz NACM Growth Fund Institutional Class	–28.50%	–0.20%	2.72%
Allianz NACM Growth Fund Administrative Class	–28.68%	–0.45%	2.47%
Russell 1000 Growth Index	–24.50%	–1.83%	3.51%
Lipper Multi–Cap Growth Fund Average	–28.21%	–1.25%	3.61%

† The Fund began operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 1.17% for Class D shares, 0.88% for Class P shares, 0.77% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

14	Allianz Funds

Allianz NACM Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Computers & Peripherals	11.3%
Software	8.3%
Pharmaceuticals	8.3%
Communications Equipment	6.5%
Internet Software & Services	6.1%
Oil, Gas & Consumable Fuels	6.0%
Aerospace & Defense	5.7%
Health Care Providers & Services	4.6%
Other	41.5%
Cash & Equivalents — Net	1.7%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,068.20	$1,064.00	$1,064.00	$1,067.10	$1,068.60	$1,069.60	$1,068.60
Expenses Paid During Period	$6.05	$9.88	$9.88	$6.05	$4.62	$4.00	$5.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.94	$1,015.22	$1,015.22	$1,018.94	$1,020.33	$1,020.93	$1,019.64
Expenses Paid During Period	$5.91	$9.64	$9.64	$5.91	$4.51	$3.91	$5.21

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.18% for Class A, 1.93% for Class B, 1.93% for Class C, 1.18% for Class D, 0.90% for Class P, 0.78% for Institutional Class and 1.04% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	15

Allianz NACM Income and Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Income and Growth Fund seeks total return comprised of current income, current gains and capital appreciation by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities.

•  Extreme market volatility tested the Fund during the final six months of 2008. The oversold condition of the markets reversed during the first quarter of 2009. The sentiment shift was clear, even if investors seemed hesitant to admit the change. The technical lift was the most prominent cause of the price improvement for the first six months of 2009.

• Maintaining the discipline of identifying superior credits and standing firm with those decisions throughout the sell-off positioned the Fund to both protect and participate.

•  The Fund and the Russell 1000 Growth Index, Merrill Lynch All Qualities Convertible Index and Merrill Lynch U.S. High Yield Master II Index registered losses during the reporting period. The equity and convertible indices registered negative double-digit returns, while the high-yield index exhibited negative low single-digit returns.

•  The Fund’s performance was driven by the credit market crisis and then subsequent improvement. High-yield investors were treated to one of the fastest investment whipsaws in recent memory. The mantra of ‘sell everything’ was exchanged for ‘buy everything and ask questions later.’ Convertible performance followed a similar pattern to high-yield performance.

• Equity investments in the energy and industrials sectors detracted from relative performance, while companies in the materials sector generally benefited the Fund.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	Fund Inception (02/28/07)
Allianz NACM Income and Growth Fund Class A	–14.38%	–5.40%
Allianz NACM Income and Growth Fund Class A (adjusted)	–19.09%	–7.66%
Allianz NACM Income and Growth Fund Class C	–14.97%	–6.09%
Allianz NACM Income and Growth Fund Class C (adjusted)	–15.71%	–6.09%
Allianz NACM Income and Growth Fund Class D	–14.36%	–5.39%
Allianz NACM Income and Growth Fund Class P	–14.11%	–5.11%
Allianz NACM Income and Growth Fund Institutional Class	–14.03%	–5.02%
Barclays Capital U.S. Aggregate Index	6.05%	5.38%
S&P 500 Index	–26.21%	–14.76%
Lipper Flexible Portfolio Fund Average	–14.80%	–6.04%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.01% for Class P shares and 0.92% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

16	Allianz Funds

Allianz NACM Income and Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/ Sectors*

Telecommunications	9.0%
Financial Services	8.3%
Technology	5.7%
Oil & Gas	5.6%
Multi-Media	5.0%
Pharmaceuticals	4.8%
Health care & Hospitals	4.4%
Communications Equipment	3.1%
Other	50.5%
Cash & Equivalents — Net	3.6%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,216.40	$1,213.20	$1,216.30	$1,219.00	$1,219.50
Expenses Paid During Period	$7.09	$11.19	$7.03	$5.50	$5.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.40	$1,014.68	$1,018.45	$1,019.84	$1,020.28
Expenses Paid During Period	$6.46	$10.19	$6.41	$5.01	$4.56

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.29% for Class A, 2.04% for Class C, 1.28% for Class D, 1.00% for Class P and 0.91% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	17

Allianz NACM Mid-Cap Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Mid-Cap Growth Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index.

•  The past 12 months were among the most challenging on record for Wall Street. Share prices tumbled, as the subprime mortgage crisis blossomed into a global credit freeze. The Federal Reserve cut interest rates to near 0.00%, retail sales collapsed and unemployment reached a 26-year high. While equities closed the reporting period broadly lower, growth stocks tended to hold up better than value stocks, while mid-caps underperformed large- and small-caps.

•  Stock selection in the financials sector detracted from relative performance during the period. Positions in this sector included ProLogis, an industrial real estate investment trust, and Hartford Financial, an insurance company.

•  Both the Fund and its benchmark, the Russell Midcap Growth Index, posted sharply lower returns during the reporting period. Compared with the benchmark, the Fund’s performance was primarily a matter of sector exposures, particularly among energy and consumer discretionary companies.

•  A byproduct of the Fund’s bottom-up investment process, relative performance was dampened by an overweighted position in the energy sector. Holdings included W&T Offshore Inc., Unit Corp. and Patriot Coal. The Fund’s underweight position in the consumer discretionary sector also detracted from performance. Consumer discretionary stocks avoided some of the heavy selling depressing the broader market.

•  Stock selection across several sectors contributed positively to the Fund’s relative returns. In particular, selections in the utilities, industrials and the information technology sectors were rewarded. Within those sectors, selections that paid off included Progress Energy, Dun & Bradstreet and Western Digital.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	Fund Inception† (02/27/04)
Allianz NACM Mid-Cap Growth Fund Class A	–29.81%	0.76%	0.42%
Allianz NACM Mid-Cap Growth Fund Class A (adjusted)	–33.67%	–0.38%	–0.64%
Allianz NACM Mid-Cap Growth Fund Class C	–30.35%	0.03%	–0.30%
Allianz NACM Mid-Cap Growth Fund Class C (adjusted)	–31.05%	0.03%	–0.30%
Allianz NACM Mid-Cap Growth Fund Class D	–29.81%	0.76%	0.42%
Allianz NACM Mid-Cap Growth Fund Class P	–29.63%	1.03%	0.69%
Allianz NACM Mid-Cap Growth Fund Institutional Class	–29.54%	1.13%	0.80%
Russell Midcap Growth Index	–30.33%	–0.44%	–0.25%
Lipper Mid-Cap Core Fund Average	–29.09%	–1.12%	–2.31%

† The Fund began operations on 02/27/04. Lipper comparisons began on 02/28/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.01% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

18	Allianz Funds

Allianz NACM Mid-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	5.7%
Oil, Gas & Consumable Fuels	5.5%
Specialty Retail	4.8%
Energy Equipment & Services	4.7%
Construction & Engineering	4.1%
Computers & Peripherals	3.8%
Pharmaceuticals	3.8%
Electrical Equipment	3.6%
Other	62.4%
Cash & Equivalents — Net	1.6%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,128.70	$1,123.10	$1,128.70	$1,129.40	$1,130.70
Expenses Paid During Period	$7.34	$11.11	$7.07	$5.86	$5.49

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.90	$1,014.33	$1,018.15	$1,019.29	$1,019.64
Expenses Paid During Period	$6.95	$10.54	$6.71	$5.56	$5.21

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.39% for Class A, 2.11% for Class C, 1.34% for Class D, 1.11% for Class P and 1.04% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	19

Allianz NFJ All-Cap Value Fund

(Unaudited)

Portfolio Insights

•  Allianz NFJ All-Cap Value Fund seeks to achieve long-term growth of capital and income by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies).

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among value stocks, financials, energy and industrials companies contributed to losses during the reporting period.

•  In technology, corporations and governments cut back on capital spending in the recession. Falling sales of computers, printers and other office equipment negatively affected earnings of computer storage company Seagate Technology and printer and copier maker Xerox.

•  Both the Fund and its benchmark, the Russell 3000 Value Index, posted lower returns during the reporting period. Stock selection decisions among materials, technology and consumer staples companies detracted from returns relative to the benchmark during the fiscal year. Selections among industrials, health care and utilities companies benefitted relative returns.

•  As the global economy slowed, minerals, aluminum and chemicals companies experienced falling demand and lower prices for their products. In these conditions, copper producer Freeport-McMoran, aluminum company Alcoa and Dow Chemical all underperformed the materials sector’s less economically sensitive stocks.

•  In the industrials sector, share prices of employment-services provider Manpower and office-products supplier 3M declined, however outperformed other stocks in the sector. The companies reported signs of stabilization and increased demand late in the fiscal year.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	Fund Inception† (07/19/02)
Allianz NFJ All-Cap Value Fund Class A	–34.71%	–5.65%	2.66%
Allianz NFJ All-Cap Value Fund Class A (adjusted)	–38.31%	–6.71%	1.83%
Allianz NFJ All-Cap Value Fund Class B	–35.18%	–6.36%	1.88%
Allianz NFJ All-Cap Value Fund Class B (adjusted)	–38.26%	–6.60%	1.88%
Allianz NFJ All-Cap Value Fund Class C	–35.26%	–6.37%	1.87%
Allianz NFJ All-Cap Value Fund Class C (adjusted)	–35.87%	–6.37%	1.87%
Allianz NFJ All-Cap Value Fund Class D	–34.71%	–5.66%	2.65%
Allianz NFJ All-Cap Value Fund Class P	–34.42%	–5.34%	2.99%
Allianz NFJ All-Cap Value Fund Institutional Class	–34.36%	–5.25%	3.09%
Allianz NFJ All-Cap Value Fund Administrative Class	–34.53%	–5.49%	2.83%
Russell 3000 Value Index	–28.73%	–2.14%	3.53%
Lipper Multi-Cap Value Fund Average	–26.87%	–2.45%	2.62%

† The Fund began operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.02% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

20	Allianz Funds

Allianz NFJ All-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	15.3%
Insurance	9.2%
Pharmaceuticals	7.7%
Diversified Telecommunication Services	4.8%
Gas Utilities	4.7%
Real Estate Investment Trusts	4.4%
Beverages	2.9%
Electrical Equipment	2.9%
Other	47.7%
Cash & Equivalents — Net	0.4%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$973.50	$968.40	$969.60	$972.40	$975.30	$975.70	$974.30
Expenses Paid During Period	$6.56	$10.25	$10.21	$6.55	$4.85	$4.56	$5.83

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.15	$1,014.38	$1,014.43	$1,018.15	$1,019.89	$1,020.18	$1,018.89
Expenses Paid During Period	$6.71	$10.49	$10.44	$6.71	$4.96	$4.66	$5.96

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.34% for Class A, 2.10% for Class B, 2.09% for Class C, 1.34% for Class D, 0.99% for Class P, 0.93% for Institutional Class and 1.19% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	21

Allianz NFJ Dividend Value Fund

(Unaudited)

Portfolio Insights

•  Allianz NFJ Dividend Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among large-cap value stocks, financials, energy and industrials companies contributed to losses during the reporting period.

•  In technology, corporations and governments cut back on capital spending in the recession. Falling sales of computers, printers and other office equipment negatively affected earnings of computer storage company Seagate Technology and printer and copier maker Xerox.

•  Both the Fund and its benchmark, the Russell 1000 Value Index, posted lower returns during the reporting period. Stock selection decisions among materials and technology companies detracted from Fund performance relative to the benchmark during the fiscal year. Selections among industrials companies contributed positively to relative returns.

•  As the global economy slowed, minerals, aluminum and chemicals companies experienced falling demand and lower prices for their products. Under these conditions, aluminum company Alcoa and Dow Chemical underperformed the materials sector’s less economically sensitive stocks.

•  In the industrials sector, share prices of office-products supplier 3M and refuse hauler Waste Management declined but outperformed other stocks in the sector. The companies reported signs of stabilization and increased demand late in the fiscal year.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	Fund Inception† (05/08/00)
Allianz NFJ Dividend Value Fund Class A	–34.68%	–1.57%	3.98%
Allianz NFJ Dividend Value Fund Class A (adjusted)	–38.28%	–2.68%	3.34%
Allianz NFJ Dividend Value Fund Class B	–35.17%	–2.33%	3.39%
Allianz NFJ Dividend Value Fund Class B (adjusted)	–38.11%	–2.64%	3.39%
Allianz NFJ Dividend Value Fund Class C	–35.15%	–2.31%	3.21%
Allianz NFJ Dividend Value Fund Class C (adjusted)	–35.74%	–2.31%	3.21%
Allianz NFJ Dividend Value Fund Class D	–34.67%	–1.58%	3.98%
Allianz NFJ Dividend Value Fund Class R	–34.85%	–1.81%	3.73%
Allianz NFJ Dividend Value Fund Class P	–34.48%	–1.28%	4.34%
Allianz NFJ Dividend Value Fund Institutional Class	–34.42%	–1.18%	4.45%
Allianz NFJ Dividend Value Fund Administrative Class	–34.62%	–1.44%	4.17%
Russell 1000 Value Index	–29.03%	–2.13%	0.54%
Lipper Equity Income Fund Average	–24.52%	–0.92%	0.94%

† The Fund began operations on 05/08/00. Lipper comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.04% for Class A shares, 1.79% for Class B shares, 1.79% for Class C shares, 1.04% for Class D shares, 1.29% for Class R shares, 0.77% for Class P shares, 0.67% for Institutional Class shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

22	Allianz Funds

Allianz NFJ Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	15.9%
Pharmaceuticals	9.5%
Diversified Telecommunication Services	7.5%
Insurance	6.1%
Tobacco	5.4%
Energy Equipment & Services	5.4%
Health Care Equipment & Supplies	4.0%
Aerospace & Defense	3.9%
Other	41.2%
Cash & Equivalents — Net	1.1%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$920.00	$916.30	$917.30	$920.40	$919.90	$921.10	$922.40	$920.60
Expenses Paid During Period	$5.00	$8.60	$8.56	$5.00	$6.18	$3.65	$3.19	$4.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.59	$1,015.82	$1,015.87	$1,019.59	$1,018.36	$1,024.79	$1,021.47	$1,020.23
Expenses Paid During Period	$5.26	$9.05	$9.00	$5.26	$6.50	$3.84	$3.36	$4.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.05% for Class A, 1.81% for Class B, 1.80% for Class C, 1.05% for Class D, 1.30% for Class R, 0.77% for Class P, 0.67% for Institutional Class and 0.92% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	23

Allianz NFJ Large-Cap Value Fund

(Unaudited)

Portfolio Insights

•  Allianz NFJ Large-Cap Value Fund seeks to provide long-term growth of capital and income. The Fund normally invests at least 80% of net assets in securities of companies with large market capitalizations, which the Fund considers to be equal to or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among large-cap value stocks, financials, energy and industrials companies contributed to losses during the reporting period.

•  Among energy companies, falling oil and gas prices led to share prices declines for oilfield services providers and exploration and production companies. The drop affected Fund holdings in oil refiner Valero, oilfield services firm Halliburton and exploration and production company Apache.

•  Both the Fund and its benchmark, the Russell Top 200 Value Index, posted lower returns during the reporting period. Stock selection decisions among materials, energy and financials companies detracted from the Fund’s performance relative to the benchmark during the period. Selections among industrials companies benefited relative returns.

•  In the materials sector, economic slowing brought slack demand for minerals, aluminum and industrial chemicals. The Fund’s positions in copper producer Freeport-McMoran, aluminum company Alcoa and manufacturer Dow Chemical declined as the companies experienced falling product prices and lower earnings as a result. The Fund’s overweight position in the sector also contributed to lower relative performance during the period.

•  In the industrials sector, share prices of office-products supplier 3M and refuse hauler Waste Management declined, yet outperformed other stocks in the sector. The companies reported signs of stabilization and increased demand late in the fiscal year.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	Fund Inception† (05/08/00)
Allianz NFJ Large-Cap Value Fund Class A	–35.79%	–2.96%	2.62%
Allianz NFJ Large-Cap Value Fund Class A (adjusted)	–39.32%	–4.05%	1.98%
Allianz NFJ Large-Cap Value Fund Class B	–36.27%	–3.69%	1.95%
Allianz NFJ Large-Cap Value Fund Class B (adjusted)	–39.40%	–4.03%	1.95%
Allianz NFJ Large-Cap Value Fund Class C	–36.28%	–3.68%	1.87%
Allianz NFJ Large-Cap Value Fund Class C (adjusted)	–36.90%	–3.68%	1.87%
Allianz NFJ Large-Cap Value Fund Class D	–35.76%	–2.96%	2.62%
Allianz NFJ Large-Cap Value Fund Class R	–35.97%	–3.19%	2.41%
Allianz NFJ Large-Cap Value Fund Class P	–35.48%	–2.62%	2.99%
Allianz NFJ Large-Cap Value Fund Institutional Class	–35.55%	–2.57%	3.07%
Allianz NFJ Large-Cap Value Fund Administrative Class	–35.68%	–2.81%	2.82%
Russell Top 200 Value Index	–28.38%	–2.84%	–1.34%
Lipper Large-Cap Value Fund Average	–26.95%	–2.40%	0.02%

† The Fund began operations on 05/08/00. Lipper comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares, 1.10% for Class D shares, 1.34% for Class R shares, 0.82% for Class P shares, 0.70% for Institutional Class shares and 0.95% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

24	Allianz Funds

Allianz NFJ Large-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	16.1%
Insurance	11.5%
Pharmaceuticals	8.2%
Diversified Telecommunication Services	6.5%
Food & Drug Retailing	4.0%
Energy Equipment & Services	3.8%
Media	3.7%
Electric Utilities	2.9%
Other	39.2%
Cash & Equivalents — Net	4.1%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$949.40	$945.70	$946.20	$949.70	$947.70	$951.20	$950.40	$950.30
Expenses Paid During Period	$5.41	$8.97	$9.02	$5.37	$6.57	$3.82	$3.48	$4.69

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.24	$1,015.57	$1,015.52	$1,019.29	$1,018.05	$1,020.88	$1,021.22	$1,019.98
Expenses Paid During Period	$5.61	$9.30	$9.35	$5.56	$6.80	$3.96	$3.61	$4.86

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.86% for Class B, 1.87% for Class C, 1.11% for Class D, 1.360% for Class R, 0.79% for Class P, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	25

Allianz NFJ Mid-Cap Value Fund

(Unaudited)

Portfolio Insights

•  Allianz NFJ Mid-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground. Among mid-cap value stocks financials, consumer discretionary, energy and utilities companies contributed to the Fund’s losses during the reporting period.

•  Among energy companies, economic slowing contributed to falling oil and gas prices prompting share price declines for oilfield services providers and exploration and production companies. Affected holdings included Cimarex, Chesapeake and Tidewater.

•  Both the Fund and its benchmark, the Russell MidCap Value Index, posted lower returns during the reporting period. Relative to the benchmark, selections among technology, consumer staples and energy companies detracted from the Fund’s performance. Stock selections in health care and materials contributed positively to returns relative to the benchmark.

•  In technology, recessionary forces prompted corporations and governments to cut spending on computers and other office equipment. The collapse in demand negatively affected earnings of many technology companies, including computer storage company Seagate Technology, contract manufacturer Jabil Circuits and printer and copier maker Xerox.

•  Health care holdings contributed positively to relative performance for stock-specific reasons. Shares of pharmaceutical company Biovail advanced on the company’s acquisition of U.S. rights to the anti-depressant Wellbutrin XL. Supply and care management company McKesson advanced on reports of new and renewed contracts.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	Fund Inception† (08/21/06)
Allianz NFJ Mid-Cap Value Fund Class A	–32.84%	–13.76%
Allianz NFJ Mid-Cap Value Fund Class A (adjusted)	–36.55%	–15.44%
Allianz NFJ Mid-Cap Value Fund Class C	–33.34%	–14.43%
Allianz NFJ Mid-Cap Value Fund Class C (adjusted)	–33.97%	–14.43%
Allianz NFJ Mid-Cap Value Fund Class D	–32.87%	–13.78%
Allianz NFJ Mid-Cap Value Fund Class P	–32.64%	–13.52%
Allianz NFJ Mid-Cap Value Fund Institutional Class	–32.65%	–13.46%
Russell Midcap Value Index	–30.52%	–11.86%
Lipper Mid-Cap Value Fund Average	–26.64%	–10.30%

† The Fund began operations on 08/21/06. Lipper comparisons began on 08/31/06.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.28% for Class A shares, 2.03% for Class C shares, 1.28% for Class D shares, 0.96% for Class P shares and 0.88% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

26	Allianz Funds

Allianz NFJ Mid-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Insurance	10.1%
Real Estate Investment Trusts	7.2%
Multi-Utilities	5.3%
Gas Utilities	5.1%
Diversified Telecommunication Services	4.9%
Commercial Services & Supplies	4.6%
Oil, Gas & Consumable Fuels	4.5%
Pharmaceuticals	2.8%
Other	53.3%
Cash & Equivalents — Net	2.2%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$979.90	$975.70	$978.90	$981.70	$981.20
Expenses Paid During Period	$6.23	$9.90	$6.23	$4.57	$4.27

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.50	$1,014.78	$1,018.50	$1,020.18	$1,020.48
Expenses Paid During Period	$6.36	$10.09	$6.36	$4.66	$4.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.27% for Class A, 2.02% for Class C, 1.27% for Class D, 0.93% for Class P and 0.87% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	27

Allianz NFJ Small-Cap Value Fund

(Unaudited)

Portfolio Insights

•  Allianz NFJ Small-Cap Value Fund seeks long-term growth of capital and income by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among small-cap value stocks, financials, industrials and consumer discretionary companies contributed to losses during the reporting period.

•  Fund holdings in gold companies contributed positively to relative returns during the period as investors sought safe haven in precious minerals. Fund holdings Iamgold and Royal Gold benefited performance.

•  Both the Fund and its benchmark, the Russell 2000 Value Index, posted lower returns during the reporting period. In absolute terms, exposure to companies in the financials, industrials and energy sectors contributed to the Fund’s losses during the fiscal year. Security selections among industrials companies detracted from Fund returns relative to the benchmark, as did underweight positions and selection decisions in the technology and consumer discretionary sectors. Selections among energy, materials and consumer staples companies benefited relative returns.

•  Among industrials, economic weakness dampened demand for commodities shipments and construction services, negatively impacting the Fund’s holdings in transportation and construction companies. Positions in Genco Shipping, Dryships and Chicago Bridge and Iron declined as a result.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (10/01/91)
Allianz NFJ Small-Cap Value Fund Class A	–23.95%	3.08%	8.07%	10.61%
Allianz NFJ Small-Cap Value Fund Class A (adjusted)	–28.13%	1.92%	7.46%	10.26%
Allianz NFJ Small-Cap Value Fund Class B	–24.53%	2.31%	7.50%	10.29%
Allianz NFJ Small-Cap Value Fund Class B (adjusted)	–27.86%	2.05%	7.50%	10.29%
Allianz NFJ Small-Cap Value Fund Class C	–24.56%	2.31%	7.26%	9.79%
Allianz NFJ Small-Cap Value Fund Class C (adjusted)	–25.22%	2.31%	7.26%	9.79%
Allianz NFJ Small-Cap Value Fund Class D	–23.95%	3.08%	8.08%	10.61%
Allianz NFJ Small-Cap Value Fund Class R	–24.15%	2.81%	7.76%	10.27%
Allianz NFJ Small-Cap Value Fund Class P	–23.76%	3.38%	8.41%	10.95%
Allianz NFJ Small-Cap Value Fund Institutional Class	–23.64%	3.50%	8.52%	11.06%
Allianz NFJ Small-Cap Value Fund Administrative Class	–23.85%	3.24%	8.14%	10.72%
Russell 2000 Value Index	–25.24%	–2.27%	5.00%	9.79%
Lipper Small-Cap Core Fund Average	–25.42%	–1.62%	4.34%	8.91%

† The Fund began operations on 10/01/91. Lipper comparisons began on 09/30/91.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 1.97% for Class B shares, 1.97% for Class C shares, 1.22% for Class D shares, 1.47% for Class R shares, 0.92% for Class P shares, 0.82% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

28	Allianz Funds

Allianz NFJ Small-Cap Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	11.4%
Gas Utilities	7.8%
Chemicals	6.4%
Metals & Mining	6.4%
Machinery	6.2%
Real Estate Investment Trusts	5.3%
Health Care Equipment & Supplies	4.6%
Insurance	3.8%
Other	38.9%
Cash & Equivalents — Net	9.2%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,009.40	$1,005.40	$1,005.50	$1,009.20	$1,008.20	$1,010.60	$1,011.60	$1,010.00
Expenses Paid During Period	$6.08	$9.80	$9.80	$6.03	$7.27	$4.49	$4.09	$5.33

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.74	$1,015.03	$1,015.03	$1,018.79	$1,017.55	$1,020.33	$1,020.73	$1,019.49
Expenses Paid During Period	$6.11	$9.84	$9.84	$6.06	$7.30	$4.51	$4.11	$5.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.22% for Class A, 1.97% for Class B, 1.97% for Class C, 1.21% for Class D, 1.46% for Class R, 0.90% for Class P, 0.82% for Institutional Class and 1.07% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	29

Allianz OCC Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz OCC Growth Fund seeks long-term growth of capital by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of at least $5 billion at the time of investment.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among large-cap growth stocks, technology and energy companies contributed most significantly to losses during the reporting period.

•  In industrials, economic slowing reduced demand for transportation services and industrial infrastructure development. In this environment, the Fund’s positions in Textron, whose businesses range from Cessna aircraft and Bell helicopters to E-Z-Go golf carts, declined, along with share prices of industrials manufacturer Eaton Corp and Continental Airlines.

•  Both the Fund and its benchmark, the Russell 1000 Growth Index, ended the reporting period lower in an especially difficult market for stocks. Stock selection decisions among financial companies and an overweight position in health care benefited relative performance. Selections among companies in the industrials, consumer staples and telecommunications sectors, along with an underweight position in consumer staples detracted from relative returns.

•  Despite continued uncertainties in the financials sector, shares of many companies rebounded during the period. Shares of Wells Fargo bank, capital markets company Goldman Sachs and insurers Aflac and Prudential were among the Fund’s top performing holdings.

•  Among telecommunications companies, shares of digital wireless carriers Nii Holdings and Verizon fell as competition in Latin American markets strained Nii and slowing wireless subscriber growth took their toll on both companies.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Growth Fund Class A	–24.38%	1.19%	–2.49%	9.89%
Allianz OCC Growth Fund Class A (adjusted)	–28.54%	0.05%	–3.04%	9.64%
Allianz OCC Growth Fund Class B	–24.96%	0.43%	–3.02%	9.67%
Allianz OCC Growth Fund Class B (adjusted)	–28.71%	0.03%	–3.02%	9.67%
Allianz OCC Growth Fund Class C	–24.96%	0.43%	–3.24%	9.07%
Allianz OCC Growth Fund Class C (adjusted)	–25.71%	0.43%	–3.24%	9.07%
Allianz OCC Growth Fund Class D	–24.39%	1.20%	–2.51%	9.88%
Allianz OCC Growth Fund Class R	–24.61%	0.92%	–2.80%	9.52%
Allianz OCC Growth Fund Class P	–24.17%	1.49%	–2.22%	10.20%
Allianz OCC Growth Fund Institutional Class	–24.10%	1.59%	–2.13%	10.31%
Allianz OCC Growth Fund Administrative Class	–24.26%	1.34%	–2.41%	10.02%
Russell 1000 Growth Index	–24.50%	–1.83%	–4.18%	9.16%
Lipper Large-Cap Growth Fund Average	–27.04%	–2.17%	–3.12%	10.32%

† The Fund began operations on 02/24/84. Lipper comparisons began on 02/28/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 1.16% for Class D shares, 1.41% for Class R shares, 0.86% for Class P shares, 0.76% for Institutional Class shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

30	Allianz Funds

Allianz OCC Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	11.9%
Software	8.6%
Pharmaceuticals	8.6%
Biotechnology	7.4%
Oil, Gas & Consumable Fuels	6.4%
Communications Equipment	5.7%
Computers & Peripherals	5.1%
Specialty Retail	5.1%
Other	36.5%
Cash & Equivalents — Net	4.7%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/03/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,116.10	$1,111.80	$1,111.80	$1,115.80	$1,114.20	$1,117.50	$1,117.90	$1,116.70
Expenses Paid During Period	$6.09	$10.00	$10.00	$6.09	$7.29	$4.46	$3.99	$5.30

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/03/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.04	$1,015.32	$1,015.32	$1,019.04	$1,017.90	$1,020.58	$1,021.03	$1,019.79
Expenses Paid During Period	$5.81	$9.54	$9.54	$5.81	$6.95	$4.26	$3.81	$5.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Class A, 1.91% for Class B, 1.91% for Class C, 1.16% for Class D, 1.39% for Class R, 0.85% for Class P, 0.76% for Institutional Class and 1.01% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	31

Allianz OCC Opportunity Fund

(Unaudited)

Portfolio Insights

•  Allianz OCC Opportunity Fund seeks capital appreciation by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion.

•  Both the Fund and its benchmark, the Russell 2000 Growth Index, ended the reporting period lower in an especially difficult market for stocks. Stock selection decisions in the consumer discretionary, technology and health care sectors benefited performance relative to the benchmark. Selections among materials and consumer staples sectors detracted from relative performance.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among small-cap growth stocks, industrials and energy companies contributed most significantly to losses during the reporting period.

•  Stock selection in technology companies contributed positively to relative performance. Shares of VistaPrint, provider of small business services including business card printing, rose on positive earnings forecasts and rising profits. Shares of Wind River Systems, provider of device software optimization, rose on news it would be acquired by Intel.

•  In the materials sectors, economic slowing reduced demand for fertilizers and industrial chemicals. In this environment, the Fund’s position in agricultural chemicals producer Intrepid Potash underperformed.

•  In the consumer staples sector, unfavorable foreign exchange movements and significant declines during the fourth quarter in certain commodity prices impacted inventory values for many companies including Sunopta, maker of natural, organic and specialty foods and natural health products. Shares of Smart Balance, maker of butter-like spreads, cooking oils and sprays also detracted from returns relative to the benchmark.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (02/24/84)
Allianz OCC Opportunity Fund Class A	–17.32%	0.53%	2.40%	11.30%
Allianz OCC Opportunity Fund Class A (adjusted)	–21.87%	–0.60%	1.82%	11.05%
Allianz OCC Opportunity Fund Class B	–17.89%	–0.21%	1.88%	11.07%
Allianz OCC Opportunity Fund Class B (adjusted)	–22.00%	–0.55%	1.88%	11.07%
Allianz OCC Opportunity Fund Class C	–17.95%	–0.23%	1.65%	10.48%
Allianz OCC Opportunity Fund Class C (adjusted)	–18.77%	–0.23%	1.65%	10.48%
Allianz OCC Opportunity Fund Class D	–17.23%	0.55%	2.43%	11.34%
Allianz OCC Opportunity Fund Class P	–17.06%	0.82%	2.61%	11.60%
Allianz OCC Opportunity Fund Institutional Class	–16.94%	0.94%	2.72%	11.71%
Allianz OCC Opportunity Fund Administrative Class	–17.19%	0.69%	2.51%	11.46%
Russell 2000 Growth Index	–24.85%	–1.32%	–0.89%	5.87%
Lipper Small-Cap Growth Fund Average	–26.93%	–2.36%	0.77%	8.33%

† The Fund began operations on 02/24/84. Lipper comparisons began on 02/29/84.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.31% for Class A shares, 2.06% for Class B shares, 2.06% for Class C shares, 1.31% for Class D shares, 1.02% for Class P shares, 0.91% for Institutional Class shares and 1.16% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

32	Allianz Funds

Allianz OCC Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Oil, Gas & Consumable Fuels	10.5%
Software	8.1%
Hotels, Restaurants & Leisure	7.5%
Biotechnology	6.5%
Semiconductors & Semiconductor Equipment	5.4%
Pharmaceuticals	4.3%
Capital Markets	4.3%
Internet Software & Services	3.6%
Other	48.4%
Cash & Equivalents — Net	1.4%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,313.60	$1,308.50	$1,308.80	$1,313.80	$1,315.40	$1,317.10	$1,315.10
Expenses Paid During Period	$7.51	$11.73	$11.74	$7.46	$5.68	$5.23	$6.66

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.30	$1,014.63	$1,014.63	$1,018.35	$1,019.89	$1,020.28	$1,019.04
Expenses Paid During Period	$6.56	$10.24	$10.24	$6.51	$4.96	$4.56	$5.81

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.31% for Class A, 2.05% for Class B, 2.05% for Class C, 1.30% for Class D, 0.99% for Class P, 0.91% for Institutional Class and 1.16% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	33

Allianz OCC Target Fund

(Unaudited)

Portfolio Insights

•  Allianz OCC Target Fund seeks capital appreciation by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

•  The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among mid-cap growth stocks, industrials and energy companies contributed most significantly to losses during the reporting period.

• In the materials sector, economic slowing reduced demand for fertilizers. In this environment, shares agricultural chemicals producers Intrepid Potash and CF Industries underperformed.

•  Both the Fund and its benchmark, the Russell Midcap Growth Index, ended the reporting period lower in an especially difficult market for stocks. Stock selections among consumer discretionary, health care, industrials and materials companies detracted from performance relative to the benchmark. Selections among technology stocks and an underweight position in utilities benefited relative performance.

•  Economic slowing forced consumers to alter their behaviors to fit shrinking resources. Shares of Central European Media, operator of commercial television channels, fell as advertisers continued to cut back, and Pinnacle Media, operator of casinos and other entertainment facilities, faced a slowdown in consumer spending.

•  Stock selection in technology companies contributed positively to relative performance as shares of VistaPrint, a provider of small business services including business-card printing, rose on rising profits and positive earnings forecasts. Positions in networking companies F5 Networks and Juniper Networks advanced as did a position in Citrix Systems, a leading provider of application-sharing software.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (12/17/92)
Allianz OCC Target Fund Class A	–40.24%	–2.52%	0.74%	7.77%
Allianz OCC Target Fund Class A (adjusted)	–43.53%	–3.61%	0.17%	7.40%
Allianz OCC Target Fund Class B	–40.71%	–3.24%	0.25%	7.43%
Allianz OCC Target Fund Class B (adjusted)	–43.13%	–3.52%	0.25%	7.43%
Allianz OCC Target Fund Class C	–40.68%	–3.24%	0.04%	7.00%
Allianz OCC Target Fund Class C (adjusted)	–41.16%	–3.24%	0.04%	7.00%
Allianz OCC Target Fund Class D	–40.27%	–2.50%	0.74%	7.77%
Allianz OCC Target Fund Class P	–40.11%	–2.23%	0.97%	8.08%
Allianz OCC Target Fund Institutional Class	–40.02%	–2.12%	1.07%	8.19%
Allianz OCC Target Fund Administrative Class	–40.16%	–2.36%	0.93%	7.99%
Russell Midcap Growth Index	–30.33%	–0.44%	0.02%	6.51%
Lipper Mid-Cap Growth Fund Average	–31.53%	–1.18%	0.64%	6.29%

† The Fund began operations on 12/17/92. Lipper comparisons began on 12/31/92.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.21% for Class D shares, 0.91% for Class P shares, 0.81% for Institutional Class shares and 1.06% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

34	Allianz Funds

Allianz OCC Target Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Semiconductors & Semiconductor Equipment	9.4%
Oil, Gas & Consumable Fuels	7.7%
Biotechnology	5.5%
Health Care Providers & Services	5.5%
Specialty Retail	4.8%
Aerospace & Defense	4.8%
Communications Equipment	4.3%
Media	3.4%
Other	49.6%
Cash & Equivalents — Net	5.0%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,182.00	$1,176.90	$1,178.40	$1,182.00	$1,183.90	$1,184.30	$1,183.50
Expenses Paid During Period	$6.55	$10.58	$10.59	$6.55	$4.82	$4.39	$5.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.79	$1,015.08	$1,015.08	$1,018.79	$1,020.38	$1,020.78	$1,019.54
Expenses Paid During Period	$6.06	$9.79	$9.79	$6.06	$4.46	$4.06	$5.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.21% for Class D, 0.89% for Class P, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	35

Allianz RCM Large-Cap Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Large-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in stocks of U.S. companies with market capitalizations of at least $5 billion.

•  Evidence of an economic recovery helped large-cap growth stocks gain in excess of 16% during the second quarter of 2009, paring some of the losses generated earlier in the year. The financial crisis and global recession led to the historic market declines last fall through early 2009.

•  The Fund’s relative performance also benefited from an overweight allocation to the health care sector. Health care was a safe haven during the period, declining less than other sectors outside of consumer staples.

• While stock selection drove the Fund’s performance relative to its benchmark, the Russell 1000 Growth Index, sector allocation also contributed positively during the reporting period.

•  Stock selections in the health care and financials sectors contributed to the Fund’s relative performance. In health care, biotechnology company Genentech and generic drug maker Teva Pharmaceuticals were among the Fund’s top performers during the period.

• Stock selection in the industrials sector detracted from the Fund’s relative performance.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception (12/31/96)
Allianz RCM Large-Cap Growth Fund Class A	–19.87%	–0.44%	–2.10%	4.56%
Allianz RCM Large-Cap Growth Fund Class A (adjusted)	–24.27%	–1.56%	–2.65%	4.09%
Allianz RCM Large-Cap Growth Fund Class B	–20.47%	–1.20%	–2.68%	4.06%
Allianz RCM Large-Cap Growth Fund Class B (adjusted)	–24.34%	–1.54%	–2.68%	4.06%
Allianz RCM Large-Cap Growth Fund Class C	–20.50%	–1.20%	–2.83%	3.79%
Allianz RCM Large-Cap Growth Fund Class C (adjusted)	–21.27%	–1.20%	–2.83%	3.79%
Allianz RCM Large-Cap Growth Fund Class D	–19.88%	–0.45%	–2.03%	4.67%
Allianz RCM Large-Cap Growth Fund Class R	–20.13%	–0.71%	–2.36%	4.29%
Allianz RCM Large-Cap Growth Fund Class P	–19.59%	–0.14%	–1.78%	4.91%
Allianz RCM Large-Cap Growth Fund Institutional Class	–19.53%	–0.04%	–1.68%	5.01%
Allianz RCM Large-Cap Growth Fund Administrative Class	–19.78%	–0.30%	–1.92%	4.76%
Russell 1000 Growth Index	–24.50%	–1.83%	–4.18%	2.15%
S&P 500 Index	–26.21%	–2.24%	–2.22%	3.51%
Lipper Large-Cap Growth Fund Average	–27.04%	–2.17%	–3.12%	2.41%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.11% for Class D shares, 1.36% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

36	Allianz Funds

Allianz RCM Large-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Software	9.2%
Computers & Peripherals	7.8%
Semiconductors & Semiconductor Equipment	6.2%
Energy Equipment & Services	5.7%
Communications Equipment	5.5%
Internet Software & Services	4.5%
Food & Staples Retailing	4.4%
Pharmaceuticals	4.0%
Other	50.5%
Cash & Equivalents — Net (including options written)	2.2%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,149.50	$1,145.40	$1,145.10	$1,149.50	$1,147.30	$1,150.70	$1,151.50	$1,149.50
Expenses Paid During Period	$5.97	$9.95	$9.95	$5.97	$7.29	$4.32	$3.84	$5.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.24	$1,015.52	$1,015.52	$1,019.24	$1,018.00	$1,020.78	$1,021.22	$1,019.98
Expenses Paid During Period	$5.61	$9.35	$9.35	$5.61	$6.85	$4.06	$3.61	$4.86

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C, 1.12% for Class D, 1.37% for Class R, 0.81% for Class P, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	37

Allianz RCM Mid-Cap Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Mid-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index.

•  Evidence of an economic recovery helped mid-cap growth stocks gain in excess of 20% in the second quarter of 2009, paring some of the losses generated earlier in the year. The financial crisis and global recession led to the historic market declines last fall through early 2009.

•  The Fund’s relative performance also benefited from an overweight allocation to the traditionally defensive health care and consumer staples sectors. These were safe havens, declining less than other sectors during the period. Within consumer staples, energy drink maker Hansen Natural was one of the Fund’s top performers.

• The Fund’s performance relative to its benchmark, the Russell Midcap Growth Index, was attributable to positive stock selection and sector allocation during the reporting period.	• Stock selection in the technology, financials, and energy sectors contributed positively to the Fund’s relative performance.	• Consumer discretionary stock selection and an underweight allocation to the sector detracted from the Fund’s relative performance.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (11/06/79)
Allianz RCM Mid-Cap Fund Class A	–26.34%	–0.45%	0.00%	12.47%
Allianz RCM Mid-Cap Fund Class A (adjusted)	–30.39%	–1.57%	–0.56%	12.25%
Allianz RCM Mid-Cap Fund Class B	–26.98%	–1.18%	–0.44%	12.26%
Allianz RCM Mid-Cap Fund Class B (adjusted)	–30.61%	–1.50%	–0.44%	12.26%
Allianz RCM Mid-Cap Fund Class C	–27.09%	–1.27%	–0.64%	11.71%
Allianz RCM Mid-Cap Fund Class C (adjusted)	–27.81%	–1.27%	–0.64%	11.71%
Allianz RCM Mid-Cap Fund Class D	–26.32%	–0.43%	0.22%	12.74%
Allianz RCM Mid-Cap Fund Class R	–26.42%	–0.69%	–0.04%	12.31%
Allianz RCM Mid-Cap Fund Institutional Class	–26.00%	0.01%	0.64%	13.08%
Allianz RCM Mid-Cap Fund Administrative Class	–26.30%	–0.34%	0.32%	12.78%
Russell Midcap Index	–30.36%	–0.11%	3.15%	12.26%
Russell Midcap Growth Index	–30.33%	–0.44%	0.02%	11.21%
Lipper Multi-Cap Growth Fund Average	–28.21%	–1.25%	–1.34%	10.43%

† The Fund began operations on 11/06/79. Lipper comparisons began on 10/31/79.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.13% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 1.13% for Class D shares, 1.39% for Class R shares, 0.73% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

38	Allianz Funds

Allianz RCM Mid-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Software	7.6%
Semiconductors & Semiconductor Equipment	7.2%
Capital Markets	4.7%
Specialty Retail	4.3%
Life Sciences Tools & Services	4.2%
Oil, Gas & Consumable Fuels	4.0%
Electronic Equipment	3.7%
Hotels, Restaurants & Leisure	3.7%
Other	58.5%
Cash & Equivalents — Net	2.1%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,181.80	$1,184.70	$1,178.30	$1,185.60	$1,179.60	$1,189.70	$1,189.30
Expenses Paid During Period	$6.11	$10.18	$10.10	$6.12	$7.40	$3.96	$5.32

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.19	$1,015.47	$1,015.52	$1,019.19	$1,018.00	$1,021.17	$1,019.93
Expenses Paid During Period	$5.66	$9.39	$9.35	$5.66	$6.85	$3.66	$4.91

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.13% for Class A, 1.88% for Class B, 1.87% for Class C, 1.13% for Class D, 1.37% for Class R, 0.73% for Institutional Class and 0.98% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	39

Allianz RCM Small-Cap Growth Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Small-Cap Growth Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in U.S. companies with smaller market capitalizations (with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P Small-Cap 600 Index and the Russell 2000 Index).

•  Volatility was high throughout most of the reporting period, and small-caps were particularly affected. When equities began to rally in March 2009, small-caps helped lead the charge. Unfortunately, low-quality companies rallied the most, posing a challenge for the Fund which focused on high-quality small-caps.

•  The Fund’s top detractor was oil and gas exploration and production company Rex Energy Corp., which sharply corrected alongside falling energy prices during the period. Concerns regarding the economic slowdown’s effect on energy demand brought oil and gas prices down by more than 50% and 71% respectively during the reporting period.

•  Both the Fund and its benchmark, the Russell 2000 Growth Index posted lower returns during the reporting period.

•  The financial crisis that battered equity markets through the latter half of 2008 and the beginning of 2009 reversed in March 2009. The equities, particularly small-caps, began to rally. While the rally stalled in June 2009, the Russell 2000 Growth index returned 49.87% between March 9th and June 30, 2009.

• The Fund’s relative performance was mainly attributable to stock selection, which was particularly weak within the consumer discretionary and health care sectors.

•  Centennial Communications, which offers customized wireless voice and data plans to 1.1 million customers across the central U.S., Puerto Rico, and the U.S. Virgin Islands, was the leading contributor to the Fund’s returns. Likely attributable to its high-quality cash flow and growth trajectory, AT&T acquired the company in November of 2008.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	Fund Inception† (12/30/05)
Allianz RCM Small-Cap Growth Fund Class P	–26.98%	–7.39%
Allianz RCM Small-Cap Growth Fund Institutional Class	–26.91%	–7.30%
Russell 2000 Growth Index	–24.85%	–5.17%
Lipper Small-Cap Growth Fund Average	–26.93%	–6.83%

† The Fund began operations on 12/30/05. Lipper comparisons began on 12/31/05.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.22% for Class P shares and 1.12% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

40	Allianz Funds

Allianz RCM Small-Cap Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Software	9.3%
Health Care Providers & Services	7.4%
Semiconductors & Semiconductor Equipment	5.7%
Specialty Retail	5.6%
Health Care Equipment & Supplies	4.8%
Capital Markets	4.2%
Internet Software & Services	4.2%
Biotechnology	3.9%
Other	52.4%
Cash & Equivalents — Net	2.5%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,063.00	$1,062.90
Expenses Paid During Period	$6.39	$5.88

	Hypothetical Performance
	(5% return before expenses)
	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,019.09	$1,018.60
Expenses Paid During Period	$5.76	$6.26

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Class P and 1.15% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	41

Allianz RCM Strategic Growth Fund

(Unaudited)

Portfolio Insights

• Allianz RCM Strategic Growth Fund seeks capital appreciation by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations.

•  Evidence of an economic recovery helped U.S. growth stocks, as measured by the Russell 3000 Growth Index, gain nearly 17% in the second quarter of 2009. This gain helped the Index pare losses generated in the second half of 2008 and January and February of 2009 as the financial crisis and global recession weighed on the market.

• The Fund’s exposure to drugstore chain Longs Drug contributed positively to relative returns. Shares of Longs surged higher after CVS Caremark agreed to buy the company.

• Positive stock selection and sector allocation contributed to the Fund’s performance relative to its benchmark, the Russell 3000 Growth Index, during the reporting period.	• Stock selection in the financials and energy sectors contributed positively to the Fund’s relative returns. Specifically within financials, the Fund’s exposure to Goldman Sachs benefited returns.	• Stock selection within the technology sector along with an underweight allocation to the sector detracted from relative returns.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	Fund Inception (03/31/06)
Allianz RCM Strategic Growth Fund Class A	–21.15%	–4.99%
Allianz RCM Strategic Growth Fund Class A (adjusted)	–25.49%	–6.63%
Allianz RCM Strategic Growth Fund Class C	–21.67%	–5.70%
Allianz RCM Strategic Growth Fund Class C (adjusted)	–22.45%	–5.70%
Allianz RCM Strategic Growth Fund Class D	–21.16%	–5.02%
Allianz RCM Strategic Growth Fund Class P	–20.96%	–4.74%
Allianz RCM Strategic Growth Fund Institutional Class	–20.90%	–4.65%
Allianz RCM Strategic Growth Fund Administrative Class	–21.08%	–4.88%
Russell 3000 Growth Index	–24.53%	–6.48%
Russell 1000 Growth Index	–24.50%	–6.20%
Lipper Multi-Cap Growth Fund Average	–28.21%	–8.36%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.80% for Class A shares, 2.56% for Class C shares, 1.81% for Class D shares, 1.48% for Class P shares, 1.38% for Institutional Class shares and 1.63% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

42	Allianz Funds

Allianz RCM Strategic Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Software	10.1%
Semiconductors & Semiconductor Equipment	7.9%
Communications Equipment	5.6%
Capital Markets	5.4%
Oil, Gas & Consumable Fuels	4.8%
Energy Equipment & Services	4.8%
Chemicals	4.2%
Computers & Peripherals	4.0%
Other	55.0%
Cash & Equivalents — and Options Written	–1.8%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,170.80	$1,167.80	$1,170.90	$1,171.80	$1,172.80	$1,171.10
Expenses Paid During Period	$9.04	$13.01	$8.99	$7.48	$6.90	$8.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,016.46	$1,012.79	$1,016.51	$1,017.90	$1,018.45	$1,017.11
Expenses Paid During Period	$8.40	$12.08	$8.35	$6.95	$6.41	$7.75

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.68% for Class A, 2.42% for Class C, 1.67% for Class D, 1.39% for Class P, 1.28% for Institutional Class and 1.55% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	43

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital U.S. Aggregate Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 3000 Index and the Barclays Capital U.S. Aggregate Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital U.S. Aggregate Index (formerly Barclays Capital Aggregate Bond Index)	The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States’ issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of five developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Healthcare and Consumer Blended Index	The benchmark is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

44	Allianz Funds

Benchmark Descriptions (Cont.)

Index	Description
MSCI World Small-Cap Index	The Morgan Stanley Capital International (MSCI) World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

Russell Midcap Index	The Russell Midcap Index is an unmanaged index that represents the smallest 800 companies in the Russell 1000 Index. The average Russell Midcap Index member has a market cap of $8 billion to $10 billion, with a median value of $4 billion to $5 billion.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology-Internet Sector Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

Annual Report	June 30, 2009	45

Schedule of Investments

CCM Capital Appreciation Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace & Defense—2.5%
Goodrich Corp.	218,160	$10,902
Raytheon Co.	221,090	9,823

		20,725

Air Freight & Logistics—1.3%
Expeditors International of Washington, Inc.	317,400	10,582

Beverages—1.2%
Hansen Natural Corp. (a)	318,260	9,809

Biotechnology—1.4%
Gilead Sciences, Inc. (a)	243,840	11,421

Capital Goods—0.9%
Johnson Controls, Inc.	351,870	7,633

Capital Markets—4.6%
BlackRock, Inc.	66,110	11,597
Morgan Stanley	316,290	9,017
Northern Trust Corp.	162,410	8,718
TD Ameritrade Holding Corp. (a)	563,550	9,885

		39,217

Chemicals—1.2%
CF Industries Holdings, Inc.	138,690	10,282

Communications Equipment—3.7%
Cisco Systems, Inc. (a)	999,790	18,636
QUALCOMM, Inc.	283,980	12,836

		31,472

Computers & Peripherals—9.2%
Apple, Inc. (a)	159,180	22,672
EMC Corp. (a)	862,280	11,296
Hewlett-Packard Co.	459,720	17,768
International Business Machines Corp.	157,680	16,465
Netapp, Inc. (a)	498,720	9,835

		78,036

Construction & Engineering—2.5%
Fluor Corp.	232,860	11,944
Shaw Group, Inc. (a)	342,370	9,384

		21,328

Containers & Packaging—1.2%
Crown Holdings, Inc. (a)	436,650	10,541

Diversified Financial Services—1.4%
CME Group, Inc.	38,130	11,863

Electric Utilities—1.1%
Exelon Corp.	183,210	9,382

Electrical Equipment—1.1%
Cooper Industries Ltd., Class A	304,970	9,469

Energy Equipment & Services—2.4%
Cameron International Corp. (a)	336,980	9,536
National-Oilwell Varco, Inc. (a)	329,360	10,757

		20,293

Food & Staples Retailing—4.0%
Kroger Co.	381,240	8,406
SYSCO Corp.	418,950	9,418
Wal-Mart Stores, Inc.	326,600	15,821

		33,645

Food Products—1.1%
General Mills, Inc.	172,810	9,681

Health Care Equipment & Supplies—2.4%
C.R. Bard, Inc.	120,390	8,963

	Shares	Value (000s)

Hospira, Inc. (a)	298,690	$11,506

		20,469

Health Care Providers & Services—3.7%
Express Scripts, Inc. (a)	160,030	11,002
Medco Health Solutions, Inc. (a)	225,470	10,283
Quest Diagnostics, Inc.	181,370	10,235

		31,520

Healthcare—2.4%
Boston Scientific Corp. (a)	975,410	9,891
Eli Lilly & Co.	294,030	10,185

		20,076

Hotels, Restaurants & Leisure—2.7%
McDonald’s Corp.	216,750	12,461
Starbucks Corp. (a)	724,730	10,066

		22,527

Household Durables—1.1%
NVR, Inc. (a)	18,730	9,410

Household Products—2.3%
Clorox Co.	194,340	10,850
Procter & Gamble Co.	164,680	8,415

		19,265

Insurance—1.1%
Prudential Financial, Inc.	254,670	9,479

Internet & Catalog Retail—2.5%
Amazon.com, Inc. (a)	134,440	11,247
Priceline.com, Inc. (a)	91,140	10,167

		21,414

Internet Software & Services—1.1%
eBay, Inc. (a)	559,040	9,576

IT Services—2.3%
Automatic Data Processing, Inc.	250,500	8,878
Lender Processing Services, Inc.	375,640	10,431

		19,309

Life Sciences Tools & Services—2.4%
Millipore Corp. (a)	144,410	10,139
Waters Corp. (a)	196,470	10,112

		20,251

Machinery—2.3%
Danaher Corp.	167,970	10,370
Joy Global, Inc.	262,870	9,390

		19,760

Media—2.2%
Comcast Corp., Class A	661,940	9,591
McGraw-Hill Cos., Inc.	304,070	9,156

		18,747

Metals & Mining—1.1%
Cliffs Natural Resources, Inc.	387,640	9,486

Oil, Gas & Consumable Fuels—4.1%
Exxon Mobil Corp.	173,200	12,108
Occidental Petroleum Corp.	200,840	13,217
Peabody Energy Corp.	323,600	9,760

		35,085

Pharmaceuticals—1.7%
Abbott Laboratories	306,010	14,395

Road & Rail—1.1%
Norfolk Southern Corp.	252,560	9,514

Semiconductors & Semiconductor Equipment—6.1%
Altera Corp.	626,030	10,192
Broadcom Corp., Class A (a)	410,740	10,182

	Shares	Value (000s)

Marvell Technology Group Ltd. (a)	879,520	$10,238
Texas Instruments, Inc.	499,050	10,630
Xilinx, Inc.	495,950	10,147

		51,389

Software—6.7%
BMC Software, Inc. (a)	285,470	9,646
CA, Inc.	629,620	10,974
Intuit, Inc. (a)	373,130	10,507
Oracle Corp. (a)	707,360	15,152
Symantec Corp. (a)	656,730	10,219

		56,498

Specialty Retail—2.4%
Best Buy Co., Inc.	289,730	9,703
TJX Cos., Inc.	344,730	10,845

		20,548

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc.	415,590	11,171
Nike, Inc., Class B	183,500	9,502
Polo Ralph Lauren Corp.	221,750	11,872

		32,545

Trading Companies & Distributors—1.3%
W.W. Grainger, Inc.	131,870	10,798

Wireless Telecommunication Services—1.3%
American Tower Corp., Class A (a)	356,670	11,246

Total Common Stock (cost—$842,911)		838,686

	Principal Amount (000s)
Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $5,493; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $5,606 including accrued interest (cost—$5,493)	$5,493	5,493

Total Investments (cost—$848,404)—99.6%		844,179

Other assets less liabilities—0.4%		3,712

Net Assets—100.0%		$847,891

Notes to Schedule of Investments:
(a) Non-income producing.

46	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Emerging Companies Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.3%
Aerospace & Defense—1.7%
Applied Signal Technology, Inc.	31,680	$808
Ducommun, Inc.	30,300	569

		1,377

Airlines—2.1%
Allegiant Travel Co. (a)	17,690	701
Hawaiian Holdings, Inc. (a)	172,930	1,041

		1,742

Beverages—0.6%
National Beverage Corp. (a)	43,480	463

Biotechnology—2.6%
Affymax, Inc. (a)	24,960	460
Amicus Therapeutics, Inc. (a)	37,740	432
Idenix Pharmaceuticals, Inc. (a)	98,050	361
Momenta Pharmaceuticals, Inc. (a)	37,990	457
Seattle Genetics, Inc. (a)	39,530	384

		2,094

Building Products—1.0%
American Woodmark Corp.	35,450	849

Capital Markets—3.4%
Duff & Phelps Corp., Class A	37,160	661
GFI Group, Inc.	167,870	1,131
Pzena Investment Management Inc., Class A	128,970	978

		2,770

Chemicals—5.4%
Calgon Carbon Corp. (a)	56,700	787
Innophos Holdings, Inc.	40,430	683
NewMarket Corp.	12,410	835
Omnova Solutions, Inc. (a)	280,880	916
Sensient Technologies Corp.	50,590	1,142

		4,363

Commercial Services & Supplies—0.8%
North American Galvanizing & Coating, Inc. (a)	109,800	665

Communications Equipment—5.3%
Acme Packet, Inc. (a)	82,100	831
Airvana, Inc. (a)	159,680	1,017
BigBand Networks, Inc. (a)	138,100	714
Blue Coat Systems, Inc. (a)	26,890	445
Cogo Group, Inc. (a)	90,570	541
Oplink Communications, Inc. (a)	67,670	771

		4,319

Construction & Engineering—1.0%
Orion Marine Group, Inc. (a)	42,060	799

Containers & Packaging—1.9%
Bway Holding Co. (a)	48,580	851
Rock-Tenn Co., Class A	18,130	692

		1,543

Distributors—1.1%
Core-Mark Holding Co., Inc. (a)	35,260	919

Electrical Equipment—2.2%
AZZ, Inc. (a)	23,100	795
Powell Industries, Inc. (a)	27,210	1,009

		1,804

Electronic Equipment, Instruments & Components—3.7%
Cogent, Inc. (a)	63,610	683
PC Mall, Inc. (a)	110,220	745
SYNNEX Corp. (a)	31,580	789
TTM Technologies, Inc. (a)	102,750	818

		3,035

	Shares	Value (000s)

Energy Equipment & Services—2.0%
Matrix Service Co. (a)	72,600	$833
Willbros Group, Inc. (a)	62,710	785

		1,618

Food & Staples Retailing—2.0%
Pricesmart, Inc.	47,020	788
Spartan Stores, Inc.	69,550	863

		1,651

Food Products—4.0%
B&G Foods, Inc., Class A	84,770	713
Diamond Foods, Inc.	33,400	932
Lancaster Colony Corp.	13,430	592
TreeHouse Foods, Inc. (a)	36,330	1,045

		3,282

Gas Utilities—0.6%
South Jersey Industries, Inc.	14,780	516

Health Care Equipment & Supplies—5.8%
Cantel Medical Corp. (a)	55,400	899
Conceptus, Inc. (a)	50,740	858
ICU Medical, Inc. (a)	25,510	1,050
Kensey Nash Corp. (a)	27,520	721
Medical Action Industries, Inc. (a)	70,420	806
Young Innovations, Inc.	16,920	369

		4,703

Health Care Providers & Services—4.8%
America Service Group, Inc. (a)	24,430	392
BioScrip, Inc. (a)	149,100	883
Emergency Medical Services Corp., Class A (a)	20,170	743
Genoptix, Inc. (a)	33,800	1,081
Odyssey HealthCare, Inc. (a)	77,790	800

		3,899

Health Care Technology—1.2%
MedAssets, Inc. (a)	51,200	996

Hotels, Restaurants & Leisure—3.6%
AFC Enterprises, Inc. (a)	114,850	775
Denny’s Corp. (a)	362,270	779
Ruth’s Chris Steak House (a)	97,210	357
Youbet.com, Inc. (a)	316,500	1,044

		2,955

Insurance—4.1%
American Physicians, Inc.	19,910	780
Amerisafe, Inc. (a)	41,755	650
Amtrust Financial Services, Inc.	94,990	1,083
FPIC Insurance Group, Inc. (a)	25,780	789

		3,302

Internet & Catalog Retail—1.0%
PetMed Express, Inc. (a)	55,720	837

Internet Software & Services—1.8%
Art Technology Group, Inc. (a)	239,510	910
LivePerson, Inc. (a)	126,886	508

		1,418

IT Services—2.0%
RightNow Technologies, Inc. (a)	62,180	734
TNS, Inc. (a)	47,170	884

		1,618

Machinery—1.4%
China Fire & Security Group, Inc. (a)	93,940	1,143

Media—3.1%
CKX, Inc. (a)	118,300	839
Dolan Media Co. (a)	69,780	893
Interactive Data Corp.	33,290	770

		2,502

	Shares	Value (000s)

Oil, Gas & Consumable Fuels—0.8%
Vaalco Energy, Inc. (a)	148,160	$627

Pharmaceuticals—1.0%
Cypress Bioscience, Inc. (a)	50,740	478
Salix Pharmaceuticals Ltd. (a)	30,100	297

		775

Professional Services—1.8%
Exponent, Inc. (a)	26,859	658
ICF International, Inc. (a)	28,780	794

		1,452

Road & Rail—0.9%
Marten Transport Ltd. (a)	34,860	724

Semiconductors & Semiconductor Equipment—6.2%
Advanced Analogic Technologies, Inc. (a)	180,380	828
Intellon Corp. (a)	177,670	755
Monolithic Power Systems, Inc. (a)	42,170	945
NVE Corp. (a)	20,100	977
Semtech Corp. (a)	47,450	755
Ultratech, Inc. (a)	60,420	744

		5,004

Software—7.6%
Actuate Corp. (a)	189,190	904
ArcSight, Inc. (a)	46,020	818
AsiaInfo Holdings, Inc. (a)	36,390	626
Interactive Intelligence, Inc. (a)	39,350	482
JDA Software Group, Inc. (a)	64,310	962
Netscout Systems, Inc. (a)	81,110	761
Smith Micro Software, Inc. (a)	81,860	804
Websense, Inc. (a)	46,280	826

		6,183

Specialty Retail—4.5%
Buckle, Inc.	24,670	784
Hibbett Sports, Inc. (a)	23,200	417
Hot Topic, Inc. (a)	70,000	512
Jo-Ann Stores, Inc. (a)	34,150	706
Rent-A-Center, Inc. (a)	35,100	626
Stage Stores, Inc.	51,330	570

		3,615

Textiles, Apparel & Luxury Goods—1.6%
True Religion Apparel, Inc. (a)	34,810	776
Volcom, Inc. (a)	39,690	496

		1,272

Trading Companies & Distributors—1.5%
DXP Enterprises, Inc. (a)	38,070	437
Textainer Group Holdings Ltd.	65,130	748

		1,185

Water Utilities—0.6%
California Water Service Group	13,340	491

Wireless Telecommunication Services—0.6%
Virgin Mobile USA, Inc., Class A (a)	130,190	523

Total Common Stock (cost—$73,540)		79,033

06.30.09	Allianz Funds Annual Report	47

Schedule of Investments (cont.)

CCM Emerging Companies Fund

June 30, 2009

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $533; collateralized by Federal Home Loan Bank, 5.50%, due 10/19/17, valued at $548 including accrued interest (cost—$533)	$533	$533

Total Investments (cost—$74,073)—97.9%		79,566

Other assets less liabilities—2.1%		1,682

Net Assets—100.0%		$81,248

Notes to Schedule of Investments:
(a) Non-income producing.

48	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

CCM Focused Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—95.1%
Aerospace & Defense—2.2%
Raytheon Co.	48,090	$2,137

Air Freight & Logistics—2.5%
CH Robinson Worldwide, Inc.	47,550	2,480

Biotechnology—2.3%
Gilead Sciences, Inc. (a)	48,500	2,272

Capital Markets—7.2%
BlackRock, Inc.	15,170	2,661
Morgan Stanley	72,520	2,068
TD Ameritrade Holding Corp. (a)	137,820	2,417

		7,146

Chemicals—2.4%
Scotts Miracle-Gro Co., Class A	68,820	2,412

Communications Equipment—5.3%
Cisco Systems, Inc. (a)	136,860	2,551
QUALCOMM, Inc.	59,160	2,674

		5,225

Computers & Peripherals—10.5%
Apple, Inc. (a)	19,480	2,775
EMC Corp. (a)	201,620	2,641
Hewlett-Packard Co.	63,770	2,465
International Business Machines Corp.	24,740	2,583

		10,464

Construction & Engineering—2.8%
Fluor Corp.	54,770	2,809

Containers & Packaging—2.6%
Owens-Illinois, Inc. (a)	93,490	2,619

Energy Equipment & Services—2.4%
Cameron International Corp. (a)	84,310	2,386

Food & Staples Retailing—6.8%
Kroger Co.	113,720	2,508
SYSCO Corp.	96,340	2,166
Wal-Mart Stores, Inc.	42,740	2,070

		6,744

Health Care Providers & Services—2.7%
Express Scripts, Inc. (a)	38,270	2,631

Hotels, Restaurants & Leisure—2.4%
McDonald’s Corp.	40,510	2,329

Internet & Catalog Retail—2.8%
Amazon.com, Inc. (a)	33,070	2,767

Machinery—2.5%
Danaher Corp.	39,950	2,466

Oil, Gas & Consumable Fuels—7.6%
Exxon Mobil Corp.	32,340	2,261
Occidental Petroleum Corp.	43,380	2,855
Southwestern Energy Co. (a)	63,610	2,471

		7,587

Pharmaceuticals—5.2%
Abbott Laboratories	56,240	2,645
Eli Lilly & Co.	71,610	2,481

		5,126

Road & Rail—2.6%
Union Pacific Corp.	49,950	2,600

Semiconductors & Semiconductor Equipment—7.4%
Broadcom Corp., Class A (a)	100,770	2,498

	Shares	Value (000s)

Marvell Technology Group Ltd. (a)	218,750	$2,546
Xilinx, Inc.	111,950	2,291

		7,335

Software—5.2%
Oracle Corp.	130,540	2,796
Symantec Corp. (a)	151,480	2,357

		5,153

Specialty Retail—2.1%
TJX Cos., Inc.	67,230	2,115

Textiles, Apparel & Luxury Goods—5.1%
Coach, Inc.	89,200	2,397
Polo Ralph Lauren Corp.	50,370	2,697

		5,094

Wireless Telecommunication Services—2.5%
American Tower Corp., Class A (a)	77,140	2,432

Total Common Stock (cost—$92,152)		94,329

	Principal Amount (000s)
Repurchase Agreement—1.4%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $1,419; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $1,450 including accrued interest (cost—$1,419)	$1,419	1,419

Total Investments (cost—$93,571)—96.5%		95,748

Other assets less liabilities—3.5%		3,480

Net Assets—100.0%		$99,228

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	49

Schedule of Investments

CCM Mid-Cap Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.7%
Air Freight & Logistics—2.5%
CH Robinson Worldwide, Inc.	178,390	$9,303
UTI Worldwide, Inc.	788,530	8,989

		18,292

Airlines—1.3%
Copa Holdings S.A., Class A	225,910	9,222

Beverages—1.2%
Hansen Natural Corp. (a)	283,680	8,743

Capital Markets—3.6%
Affiliated Managers Group, Inc. (a)	145,890	8,490
Lazard Ltd., Class A	322,930	8,693
SEI Investments Co.	505,380	9,117

		26,300

Chemicals—6.0%
Ashland, Inc.	334,580	9,385
FMC Corp.	170,553	8,067
Nalco Holding Co.	530,840	8,939
Scotts Miracle-Gro Co., Class A	236,950	8,305
Valspar Corp.	410,720	9,254

		43,950

Computers & Peripherals—1.5%
Western Digital Corp. (a)	422,710	11,202

Construction & Engineering—3.9%
Aecom Technology Corp. (a)	265,970	8,511
Fluor Corp.	194,670	9,984
URS Corp. (a)	199,510	9,880

		28,375

Containers & Packaging—1.2%
Crown Holdings, Inc. (a)	358,860	8,663

Diversified Financial Services—1.4%
IntercontinentalExchange, Inc. (a)	86,690	9,903

Diversified Telecommunication Services—1.1%
Qwest Communications International, Inc.	2,027,960	8,416

Electrical Equipment—3.6%
Ametek, Inc.	280,970	9,716
General Cable Corp. (a)	228,030	8,569
Roper Industries, Inc.	188,250	8,530

		26,815

Electronic Equipment, Instruments & Components—2.5%
Amphenol Corp., Class A	295,647	9,354
Dolby Laboratories, Inc., Class A (a)	241,500	9,003

		18,357

Energy Equipment & Services—2.7%
Diamond Offshore Drilling, Inc.	115,250	9,572
Dresser-Rand Group, Inc. (a)	382,160	9,974

		19,546

Food & Staples Retailing—2.1%
BJ’s Wholesale Club, Inc. (a)	239,923	7,733
Whole Foods Market, Inc.	410,690	7,795

		15,528

Food Products—0.9%
HJ Heinz Co.	186,560	6,660

Health Care Equipment & Supplies—4.4%
C.R. Bard, Inc.	139,836	10,411
Cooper Cos., Inc.	150,460	3,721

	Shares	Value (000s)

Gen-Probe, Inc. (a)	183,550	$7,889
Hospira, Inc. (a)	263,820	10,162

		32,183

Health Care Providers & Services—4.1%
CIGNA Corp.	416,910	10,043
Laboratory Corp. of America Holdings (a)	130,830	8,869
Quest Diagnostics, Inc.	204,670	11,550

		30,462

Hotels, Restaurants & Leisure—1.5%
Darden Restaurants, Inc.	107,020	3,530
Panera Bread Co., Class A (a)	157,570	7,856

		11,386

Household Products—1.2%
Church & Dwight Co., Inc.	162,130	8,805

Independent Power Producers & Energy Traders—1.2%
Calpine Corp. (a)	807,500	9,004

Insurance—2.4%
PartnerRe Ltd.	136,130	8,842
Transatlantic Holdings, Inc.	208,100	9,017

		17,859

Internet & Catalog Retail—1.2%
Priceline.com, Inc. (a)	79,510	8,869

Internet Software & Services—2.2%
Akamai Technologies, Inc. (a)	430,190	8,251
Sohu.com, Inc. (a)	124,010	7,792

		16,043

IT Services—2.0%
Affiliated Computer Services, Inc., Class A (a)	171,022	7,597
Metavante Technologies, Inc. (a)	270,320	6,990

		14,587

Life Sciences Tools & Services—1.3%
Millipore Corp. (a)	134,220	9,424

Machinery—1.1%
Flowserve Corp.	116,372	8,124

Media—3.6%
CTC Media, Inc. (a)	813,050	9,610
DISH Network Corp., Class A (a)	514,860	8,346
John Wiley & Sons, Inc., Class A	259,688	8,635

		26,591

Multiline Retail—2.0%
Dollar Tree Stores, Inc. (a)	198,330	8,350
Family Dollar Stores, Inc.	230,850	6,533

		14,883

Oil, Gas & Consumable Fuels—4.6%
Alpha Natural Resources, Inc. (a)	299,880	7,878
Consol Energy, Inc.	232,610	7,899
Encore Acquisition Co. (a)	282,280	8,708
Southwestern Energy Co. (a)	232,840	9,046

		33,531

Pharmaceuticals—1.2%
Watson Pharmaceuticals, Inc. (a)	261,040	8,794

Professional Services—3.7%
Dun & Bradstreet Corp.	117,550	9,547
FTI Consulting, Inc. (a)	162,050	8,219

	Shares	Value (000s)

IHS, Inc., Class A (a)	190,760	$9,513

		27,279

Real Estate Investment Trust (REIT)—1.1%
Digital Realty Trust, Inc.	235,370	8,438

Road & Rail—1.2%
J.B. Hunt Transport Services, Inc.	284,940	8,699

Semiconductors & Semiconductor Equipment—5.3%
Broadcom Corp., Class A (a)	374,180	9,276
Marvell Technology Group Ltd. (a)	829,220	9,652
ON Semi-conductor Corp. (a)	1,353,030	9,282
Silicon Laboratories, Inc. (a)	282,670	10,724

		38,934

Software—7.5%
BMC Software, Inc. (a)	249,870	8,443
CA, Inc.	534,540	9,317
McAfee, Inc. (a)	245,400	10,353
Nuance Communications, Inc. (a)	704,590	8,519
Red Hat, Inc. (a)	469,470	9,451
Salesforce.com, Inc. (a)	234,460	8,949

		55,032

Specialty Retail—5.8%
Carmax, Inc. (a)	841,530	12,371
Guess?, Inc.	342,560	8,831
Ross Stores, Inc.	273,340	10,551
TJX Cos., Inc.	342,730	10,782

		42,535

Textiles, Apparel & Luxury Goods—2.4%
Coach, Inc.	327,360	8,799
V.F. Corp.	163,080	9,027

		17,826

Wireless Telecommunication Services—1.2%
American Tower Corp., Class A (a)	270,200	8,519

Total Common Stock (cost—$687,052)		717,779

	Principal Amount (000s)
Repurchase Agreement—3.0%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $22,384; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $22,833 including accrued interest (cost—$22,384)	$22,384	22,384

Total Investments (cost—$709,436)—100.7%		740,163

Liabilities in excess of other assets—(0.7)%		(5,247)

Net Assets—100.0%		$734,916

Notes to Schedule of Investments:
(a) Non-income producing.

50	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.3%
Aerospace & Defense—5.7%
Lockheed Martin Corp.	8,600	$694
Northrop Grumman Corp.	14,700	671
Raytheon Co.	10,900	484

		1,849

Automobiles—0.8%
Ford Motor Co. (a)	42,000	255

Beverages—3.2%
Coca-Cola Co.	11,400	547
Coca-Cola Enterprises, Inc.	30,000	500

		1,047

Biotechnology—1.0%
Amgen, Inc. (a)	6,400	339

Communications Equipment—6.5%
Cisco Systems, Inc. (a)	67,400	1,256
QUALCOMM, Inc.	18,400	832

		2,088

Computers & Peripherals—11.3%
Apple, Inc. (a)	6,500	926
Dell, Inc. (a)	35,800	491
EMC Corp. (a)	11,800	155
Hewlett-Packard Co.	22,100	854
International Business Machines Corp.	11,900	1,243

		3,669

Construction & Engineering—1.6%
URS Corp. (a)	10,400	515

Consumer Staples—0.5%
Kraft Foods, Inc.	6,200	157

Diversified Telecommunication Services—1.3%
AT&T, Inc.	17,000	422

Energy Equipment & Services—2.0%
Cameron International Corp. (a)	6,300	179
ENSCO International, Inc.	13,800	481

		660

Food & Staples Retailing—4.6%
CVS Caremark Corp.	10,600	338
Wal-Mart Stores, Inc.	23,400	1,133

		1,471

Food Products—1.8%
Archer-Daniels-Midland Co.	10,800	289
Dean Foods Co. (a)	15,600	299

		588

Health Care Providers & Services—4.6%
Express Scripts, Inc. (a)	2,300	158
Medco Health Solutions, Inc. (a)	10,800	493
Omnicare, Inc.	11,700	301
UnitedHealth Group, Inc.	10,600	265
WellPoint, Inc. (a)	5,000	254

		1,471

Hotels, Restaurants & Leisure—3.1%
Darden Restaurants, Inc.	10,700	353
McDonald’s Corp.	6,400	368
Panera Bread Co., Class A (a)	5,400	269

		990

Household Durables—0.7%
Pulte Homes, Inc.	26,300	232

Household Products—1.2%
Procter & Gamble Co.	7,400	378

	Shares	Value (000s)

Industrial Conglomerates—1.5%
3M Co.	4,800	$288
General Electric Co.	16,600	195

		483

Insurance—1.9%
ACE Ltd.	8,300	367
The Travelers Cos., Inc.	5,900	242

		609

Internet & Catalog Retail—2.1%
Amazon.com, Inc. (a)	6,100	511
Priceline.com, Inc. (a)	1,500	167

		678

Internet Software & Services—6.1%
eBay, Inc. (a)	34,700	595
Google, Inc., Class A (a)	3,300	1,391

		1,986

Media—0.5%
Time Warner, Inc.	6,000	151

Metals & Mining—1.0%
Newmont Mining Corp.	7,600	311

Multiline Retail—2.9%
Family Dollar Stores, Inc.	11,500	325
Kohl’s Corp. (a)	5,100	218
Target Corp.	9,600	379

		922

Multi-Utilities—1.0%
PG&E Corp.	8,600	331

Oil, Gas & Consumable Fuels—6.0%
Exxon Mobil Corp.	5,500	385
Occidental Petroleum Corp.	4,800	316
Southwestern Energy Co. (a)	17,000	660
Valero Energy Corp.	22,100	373
XTO Energy, Inc.	5,800	221

		1,955

Pharmaceuticals—8.3%
Abbott Laboratories	10,800	508
Bristol-Myers Squibb Co.	28,500	579
Johnson & Johnson	14,900	846
Mylan Laboratories, Inc. (a)	12,000	157
Schering-Plough Corp.	23,000	578

		2,668

Real Estate Investment Trust (REIT)—1.0%
Annaly Capital Management, Inc.	21,800	330

Road & Rail—0.5%
Union Pacific Corp.	2,900	151

Semiconductors & Semiconductor Equipment—4.5%
Intel Corp.	34,900	578
Marvell Technology Group Ltd. (a)	32,200	375
Texas Instruments, Inc.	13,500	287
Xilinx, Inc.	11,000	225

		1,465

Software—8.3%
Microsoft Corp.	74,700	1,776
Oracle Corp.	41,900	897

		2,673

Specialty Retail—0.5%
Bed Bath & Beyond, Inc. (a)	5,400	166

Technology—0.5%
Corning, Inc.	10,600	170

	Shares	Value (000s)

Tobacco—1.8%
Lorillard, Inc.	3,700	$251
Philip Morris International, Inc.	7,500	327

		578

Total Common Stock (cost—$31,646)		31,758

	Principal Amount (000s)
Repurchase Agreement—1.7%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $561; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $576 including accrued interest (cost—$561)	$561	561

Total Investments (cost—$32,207)—100.0%		32,319

Other assets less liabilities—0.0%		10

Net Assets—100.0%		$32,329

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	51

Schedule of Investments

NACM Income & Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—34.6%
Aerospace & Defense—0.6%
L-3 Communications Holdings, Inc. (e)	4,000	$277

Auto Components—0.7%
Johnson Controls, Inc. (e)	14,500	315

Automobiles—0.3%
Ford Motor Co. (f)	20,652	125

Beverages—2.6%
Coca-Cola Co. (e)	10,207	490
Molson Coors Brewing Co., Class B	8,000	339
PepsiCo, Inc. (e)	7,100	390

		1,219

Biotechnology—0.7%
Gilead Sciences, Inc. (e)(f)	7,000	328

Communications Equipment—3.1%
Cisco Systems, Inc. (e)(f)	21,800	406
Harris Corp. (e)	11,400	323
Harris Stratex Networks, Inc., Class A (f)	2,012	13
QUALCOMM, Inc.	8,000	362
Research In Motion Ltd. (f)	4,800	341

		1,445

Computers & Peripherals—2.0%
Apple, Inc. (f)	1,102	157
EMC Corp. (e)(f)	30,400	398
International Business Machines Corp.	3,500	366

		921

Construction & Engineering—0.8%
Fluor Corp.	7,000	359

Diversified Financial Services—0.2%
JPMorgan Chase & Co.	3,248	111

Diversified Telecommunication Services—0.9%
Verizon Communications, Inc. (e)	13,200	405

Electric Utilities—0.3%
Entergy Corp.	1,880	146

Electronic Equipment, Instruments & Components—0.9%
Amphenol Corp., Class A	12,700	402

Energy Equipment & Services—2.4%
Diamond Offshore Drilling, Inc. (e)	5,000	415
National-Oilwell Varco, Inc. (e)(f)	12,600	412
Schlumberger Ltd. (e)	5,600	303

		1,130

Health Care Equipment & Supplies—1.6%
Baxter International, Inc. (e)	7,800	413
Intuitive Surgical, Inc. (f)	2,150	352

		765

Health Care Providers & Services—1.5%
McKesson Corp. (e)	7,700	339
Medco Health Solutions, Inc. (e)(f)	8,000	365

		704

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp. (e)	6,100	351

Household Products—0.7%
Procter & Gamble Co. (e)	6,800	347

		Shares	Value (000s)

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (f)		5,487	$142

Industrial Conglomerates—0.7%
General Electric Co. (e)		26,222	307
Textron, Inc.		3,400	33

			340

Insurance—1.4%
MetLife, Inc.		5,020	151
Platinum Underwriters Holdings Ltd.		6,200	177
Prudential Financial, Inc.		9,000	335

			663

Internet Software & Services—0.8%
Google, Inc., Class A (e)(f)		925	390

Machinery—2.2%
AGCO Corp. (e)(f)		11,500	334
Deere & Co. (e)		10,000	400
Joy Global, Inc. (e)		8,700	311

			1,045

Metals & Mining—0.9%
Freeport-McMoRan Copper & Gold, Inc.		8,300	416

Multiline Retail—0.7%
Target Corp.		8,000	316

Oil, Gas & Consumable Fuels—1.6%
Occidental Petroleum Corp.		5,000	329
Peabody Energy Corp. (e)		13,600	410

			739

Pharmaceuticals—2.0%
Abbott Laboratories (e)		8,400	395
Bristol-Myers Squibb Co. (e)		20,000	406
Johnson & Johnson		2,735	156

			957

Real Estate Investment Trust (REIT)—0.8%
Simon Property Group, Inc. (f)		8,400	393

Semiconductors & Semiconductor Equipment—1.6%
Intel Corp. (e)		24,200	400
Texas Instruments, Inc. (e)		16,700	356

			756

Software—1.6%
Microsoft Corp.		15,136	360
Oracle Corp. (e)		18,600	398

			758

Total Common Stock (cost—$19,985)			16,265

CORPORATE BONDS & NOTES—30.9%
	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)
Aerospace & Defense—0.6%
BE Aerospace, Inc.,
8.50%, 7/1/18	Ba3/BB+	$300	284

Apparel & Textiles—1.2%
Levi Strauss & Co.,
9.75%, 1/15/15	B2/B+	200	198

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Oxford Industries, Inc. (a),
11.375%, 7/15/15	B1/BB-	$350	$344

			542

Automotive—0.2%
Accuride Corp.,
8.50%, 2/1/15	Ca/CC	200	41
Tenneco Automotive, Inc.,
8.625%, 11/15/14	Caa2/CCC	75	54

			95

Commercial Products—1.2%
Hertz Corp.,
10.50%, 1/1/16	B2/CCC+	300	268
United Rentals North America, Inc. (a),
10.875%, 6/15/16	B2/B	300	290

			558

Commercial Services—0.6%
ARAMARK Corp.,
8.50%, 2/1/15	B3/B	300	292

Consumer Products—0.6%
Jarden Corp.,
7.50%, 5/1/17	B3/B-	300	264

Containers & Packaging—0.6%
BWAY Corp. (a),
10.00%, 4/15/14	B3/B-	300	301

Diversified Manufacturing—0.7%
Harland Clarke Holdings Corp.,
9.50%, 5/15/15	Caa1/B-	400	311

Energy—0.5%
Peabody Energy Corp.,
7.375%, 11/1/16	Ba1/BB+	250	238

Financial Services—2.6%
AMR HoldCo., Inc.,
10.00%, 2/15/15	B1/B	150	153
CB Richard Ellis Services, Inc. (a),
11.625%, 6/15/17	Ba3/B+	300	296
CIT Group, Inc.,
7.625%, 11/30/12	Ba2/BB-	300	206
Ford Motor Credit Co. LLC,
7.00%, 10/1/13	Caa1/CCC+	250	201
9.875%, 8/10/11	Caa1/CCC+	200	185
KAR Holdings, Inc.,
8.75%, 5/1/14	B3/CCC	200	172

			1,213

Healthcare & Hospitals—2.3%
Apria Healthcare Group, Inc. (a),
11.25%, 11/1/14	Ba2/BB+	300	291
Community Health Systems, Inc.,
8.875%, 7/15/15	B3/B	200	197
HCA, Inc.,
9.25%, 11/15/16	B2/BB-	200	198
Health Net, Inc.,
6.375%, 6/1/17	Ba3/BB	260	198
Psychiatric Solutions, Inc.,
7.75%, 7/15/15	B3/B-	200	184

52	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2009

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Sun Healthcare Group, Inc.,
9.125%, 4/15/15	B3/CCC+	$25	$25

			1,093

Hotels/Gaming—1.0%
Harrahs Operating Escrow LLC (a),
11.25%, 6/1/17	Caa1/B	300	285
MGM Mirage, Inc.,
6.625%, 7/15/15	Caa2/CCC+	300	197

			482

Leisure—0.6%
Royal Caribbean Cruises Ltd. (b),
11.875%, 7/15/15	Ba3/BB-	300	292

Machinery—0.9%
Baldor Electric Co.,
8.625%, 2/15/17	B3/B	250	232
Terex Corp.,
7.375%, 1/15/14	Ba3/BB-	200	184

			416

Materials & Processing—0.4%
Steel Dynamics, Inc.,
7.375%, 11/1/12	Ba2/BB+	200	190

Multi-Media—1.7%
Charter Communications Holdings I LLC (c),
11.00%, 10/1/15	NR/D	200	25
Echostar DBS Corp.,
7.125%, 2/1/16	Ba3/BB-	200	187
Interpublic Group of Cos., Inc. (a),
10.00%, 7/15/17	Ba3/B+	300	304
Mediacom Broadband LLC / Mediacom Broadband Corp.,
8.50%, 10/15/15	B3/B-	300	272

			788

Oil & Gas—3.6%
Chesapeake Energy Corp.,
6.875%, 1/15/16	Ba3/BB	300	266
Complete Production Services, Inc.,
8.00%, 12/15/16	B1/BB-	200	172
Dynegy Holdings, Inc.,
7.75%, 6/1/19	B3/B	200	157
El Paso Corp.,
8.25%, 2/15/16	Ba3/BB-	300	293
Helix Energy Solutions Group, Inc. (a),
9.50%, 1/15/16	B3/B+	250	229
OPTI Canada, Inc.,
8.25%, 12/15/14	Caa1/B	350	233
PetroHawk Energy Corp.,
7.875%, 6/1/15	B3/B	200	186
SandRidge Energy, Inc. (a),
8.00%, 6/1/18	B3/B-	200	172

			1,708

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Paper & Forest Products—0.3%
NewPage Corp.,
10.00%, 5/1/12	B3/CCC+	$300	$146

Pharmaceuticals—0.6%
Valeant Pharmaceuticals International (a),
8.375%, 6/15/16	Ba3/B+	300	298

Printing/Publishing—0.4%
Cenveo Corp.,
7.875%, 12/1/13	Caa1/B-	250	176

Retail—1.4%
Michaels Stores, Inc.,
10.00%, 11/1/14	Caa2/CCC	200	169
Neiman-Marcus Group, Inc.,
10.375%, 10/15/15	Caa3/CCC+	200	118
Rite Aid Corp.,
7.50%, 3/1/17	Caa2/B-	200	158
Star Gas Partners L.P.,
10.25%, 2/15/13	NR/CCC	200	197

			642

Technology—2.1%
Amkor Technology, Inc.,
9.25%, 6/1/16	B2/B+	250	233
First Data Corp.,
9.875%, 9/24/15	Caa1/B-	200	143
Itron, Inc.,
7.75%, 5/15/12	B3/B-	200	204
Terremark Worldwide, Inc. (a),
12.00%, 6/15/17	B2/B-	300	289
Unisys Corp.,
8.00%, 10/15/12	Caa1/CC	200	121

			990

Telecommunications—6.5%
Cincinnati Bell, Inc.,
8.375%, 1/15/14	B2/B-	200	186
Cricket Communications, Inc.,
9.375%, 11/1/14	B3/B-	200	198
DigitalGlobe, Inc. (a),
10.50%, 5/1/14	Ba3/BB	200	208
Hawaiian Telcom Communications, Inc. (c),
12.50%, 5/1/15	NR/NR	150	—(g)
Intelsat Jackson Holdings Ltd. (a),
9.50%, 6/15/16	B3/BB-	300	303
Level 3 Financing, Inc.,
12.25%, 3/15/13	Caa1/CCC	250	239
MasTec, Inc.,
7.625%, 2/1/17	B1/B+	200	174
MetroPCS Wireless, Inc. (a),
9.25%, 11/1/14	B3/B	300	298
Millicom International Cellular S.A.,
10.00%, 12/1/13	B1/NR	200	204

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Nextel Communications, Inc.,
7.375%, 8/1/15	Ba2/BB	$300	$241
Sprint Capital Corp.,
8.375%, 3/15/12	Ba2/BB	300	297
Time Warner Telecom Holdings, Inc.,
9.25%, 2/15/14	B2/CCC+	300	299
West Corp., 11.00%,
10/15/16	Caa1/B-	200	168
Windstream Corp.,
8.625%, 8/1/16	Ba3/BB	250	241

			3,056

Utilities—0.3%
Energy Future Holdings Corp.,
10.875%, 11/1/17	Caa1/B-	200	147

Total Corporate Bonds & Notes (cost—$15,816)			14,522

CONVERTIBLE BONDS—22.2%
Aerospace & Defense—0.5%
Orbital Sciences Corp.,
2.438%, 1/15/27	NR/BB-	275	253

Apparel & Textiles—0.6%
Iconix Brand Group, Inc.,
1.875%, 6/30/12	B3/B	325	280

Building/Construction—0.6%
DR Horton, Inc.,
2.00%, 5/15/14	Ba3/BB-	275	264

Commercial Services—0.7%
Alliance Data Systems Corp. (a),
1.75%, 8/1/13	NR/NR	460	340

Electrical Equipment—1.0%
EnerSys,
3.375%, 6/1/38	B2/BB	250	193
General Cable Corp.,
0.875%, 11/15/13	B1/B+	315	288

			481

Energy—0.3%
Covanta Holding Corp.,
1.00%, 2/1/27	Ba3/B	175	153

Financial Services—3.1%
Boston Properties LP,
3.75%, 5/15/36	NR/A-	300	266
Developers Diversified Realty Corp.,
3.00%, 3/15/12	NR/BB+	415	291
Digital Realty Trust LP (a),
5.50%, 4/15/29	NR/NR	270	267
National City Corp.,
4.00%, 2/1/11	A3/A	290	286
U.S. Bancorp, FRN, zero coupon, 9/20/36	Aa3/A+	185	169
Vornado Realty Trust,
3.625%, 11/15/26	Baa2/BBB	210	191

			1,470

06.30.09	Allianz Funds Annual Report	53

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2009

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Healthcare—1.7%
Inverness Medical Innovations, Inc.,
3.00%, 5/15/16	NR/B-	$412	$389
Life Technologies Corp.,
3.25%, 6/15/25	NR/BB+	365	382

			771

Materials & Processing—0.7%
Steel Dynamics, Inc.,
5.125%, 6/15/14	NR/BB+	300	331

Multi-Media—3.3%
International Game Technology (a),
3.25%, 5/1/14	Baa2/BBB	275	297
Interpublic Group of Cos., Inc.,
4.25%, 3/15/23	Ba3/B+	420	375
Liberty Media LLC,
3.125%, 3/30/23	Ba2/BB+	300	256
Macrovision Corp.,
2.625%, 8/15/11	NR/B	285	276
Regal Entertainment Group (a),
6.25%, 3/15/11	NR/NR	375	363

			1,567

Oil & Gas—1.3%
Hornbeck Offshore Services, Inc., VRN,
1.625%, 11/15/26	NR/BB-	400	319
Transocean, Inc.,
1.50%, 12/15/37	Baa2/BBB+	315	279

			598

Pharmaceuticals—2.2%
Biovail Corp. (a),
5.375%, 8/1/14	NR/NR	350	389
Mylan, Inc.,
1.25%, 3/15/12	NR/B+	320	279
Omnicare, Inc.,
3.25%, 12/15/35	B3/B+	525	366

			1,034

Printing/Publishing—0.4%
Bowne & Co., Inc., VRN,
6.00%, 10/1/33	B3/CCC+	200	193

Technology—3.2%
Advanced Micro Devices, Inc.,
5.75%, 8/15/12	NR/CCC+	550	341
Equinix, Inc.,
2.50%, 4/15/12	NR/B-	300	270
Micron Technology, Inc.,
4.25%, 10/15/13	NR/NR	230	269
Nuance Communications, Inc.,
2.75%, 8/15/27	NR/B-	390	334
ON Semiconductor Corp.,
zero coupon, 4/15/24	NR/B+	300	288

			1,502

	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)	Value (000s)

Telecommunications—2.2%
Anixter International, Inc.,
1.00%, 2/15/13	NR/BB-	$320	$265
NII Holdings, Inc.,
3.125%, 6/15/12	NR/NR	260	201
Nortel Networks Corp. (c),
2.125%, 4/15/14	NR/NR	165	55
Qwest Communications International, Inc.,
3.50%, 11/15/25	B1/B+	275	272
TW Telecom, Inc.,
2.375%, 4/1/26	B3/CCC+	325	274

			1,067

Utilities—0.3%
JA Solar Holdings Co., Ltd.,
4.50%, 5/15/13	NR/NR	205	155

Total Convertible Bonds (cost—$10,774)			10,459

CONVERTIBLE PREFERRED STOCK—6.2%
		Shares
Consumer Discretionary—0.4%
Stanley Works, FRN,
5.125%, 5/17/12		210	129
United Rentals Trust I,
6.50%, 8/1/28		3,550	68

			197

Consumer Staples—0.7%
Bunge Ltd.,
4.875%, 12/31/49		4,050	329

Financial Services—2.6%
Bank of America Corp.,
7.25%, 12/31/49		450	376
Citigroup, Inc.,
6.50%, 2/15/15		8,100	272
Lehman Brothers Holdings, Inc.,
6.00%, 10/12/10
(General Mills, Inc.) (c)(h)(i)		7,700	25
28.00%, 3/6/09
(Transocean, Inc.) (c)(h)(i)		1,350	18
Vale Capital Ltd.,
5.50%, 6/15/10 (Vale S.A. ADR) (h)		5,150	189
Wells Fargo & Co., Class A,
7.50%, 12/31/49		415	326

			1,206

Healthcare & Hospitals—0.4%
Schering-Plough Corp.,
6.00%, 8/13/10		720	163

Insurance—0.6%
XL Capital Ltd.,
10.75%, 8/15/11		14,800	289

Oil & Gas—0.7%
Chesapeake Energy Corp.,
5.00%, 12/31/49		5,100	342

Real Estate Investment Trust (REIT)—0.1%
Felcor Lodging Trust, Inc., Class A,
1.95%, 12/31/49		10,100	57

		Shares	Value (000s)

Telecommunications—0.3%
Crown Castle International Corp.,
6.25%, 8/15/12		3,150	$151

Utilities—0.4%
AES Trust III,
6.75%, 10/15/29		3,925	168

Total Convertible Preferred Stock (cost—$4,034)			2,902

PREFERRED STOCK—1.3%
Chemicals—0.7%
Celanese Corp., 4.25%		10,800	341

Commercial Banks—0.6%
Fifth Third Bancorp, 8.50%		3,300	291

Total Preferred Stock (cost—$667)			632

U.S. TREASURY BOND—0.5%
		Principal Amount (000s)
12.50%, 8/15/14 (cost—$272)		$250	254

SHORT-TERM INVESTMENTS—9.2%
	Credit Rating (Moody’s/ S&P)*
Repurchase Agreement—8.5%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $3,988; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $4,070 including accrued interest (cost—$3,988)		3,988	3,988

Convertible Bonds—0.7%
Technology—0.4%
Maxtor Corp.,
6.80%, 4/30/10	Ba3/NR	175	175
Utilities—0.3%
PG&E Corp.,
9.50%, 6/30/10	NR/NR	60	155

Total Convertible Bonds (cost—$392)			330

Total Short Term Investments (cost—$4,380)			4,318

Total Investments before options written (cost—$55,928)—104.9%			49,352

54	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

NACM Income & Growth Fund

June 30, 2009

	Contracts/ Notional Amount	Value (000s)

OPTIONS WRITTEN (f)—(0.2)%
Call Options—(0.2)%
Abbott Laboratories (CBOE), strike price $47, expires 7/18/09	30	$(3)
AGCO Corp. (CBOE), strike price $35, expires 7/18/09	60	(1)
Baxter International, Inc. (CBOE), strike price $52.50, expires 7/18/09	35	(5)
Bristol-Myers Squibb Co. (CBOE), strike price $21, expires 7/18/09	95	(1)
Cisco Systems, Inc. (CBOE), strike price $20, expires 7/18/09	100	(1)
Coca-Cola Co. (CBOE), strike price $50, expires 7/18/09	25	—(g)
Deere & Co. (CBOE), strike price $43, expires 7/18/09	20	(1)
Diamond Offshore Drilling, Inc. (CBOE), strike price $85, expires 7/18/09	15	(3)
EMC Corp. (CBOE), strike price $14, expires 7/18/09	125	(2)
General Electric Co. (CBOE), strike price $14, expires 7/18/09	150	(1)
Google, Inc. (CBOE), strike price $470, expires 7/18/09	4	(1)
Intel Corp. (CBOE), strike price $17, expires 7/18/09	105	(3)
Johnson Controls, Inc. (CBOE), strike price $25, expires 7/18/09	60	(1)
Joy Global, Inc. (CBOE), strike price $45, expires 7/18/09	40	—(g)
McDonald’s Corp. (CBOE), strike price $60, expires 7/18/09	20	—(g)
National-Oilwell Varco, Inc. (CBOE), strike price $35, expires 7/18/09	30	(1)
Oracle Corp. (CBOE), strike price $22, expires 7/18/09	65	(2)
Peabody Energy Corp. (CBOE), strike price $32, expires 7/18/09	25	(1)
PepsiCo, Inc. (CBOE), strike price $55, expires 7/18/09	30	(3)
Procter & Gamble Co. (CBOE), strike price $55, expires 7/18/09	25	—(g)
S&P 500 Index (OTC), strike price $960, expires 7/17/09	$11,200	(55)
Schlumberger Ltd. (CBOE), strike price $70, expires 7/18/09	25	—(g)

	Contracts	Value (000s)

Texas Instruments, Inc. (CBOE), strike price $22.50, expires 7/18/09	70	$(1)
Verizon Communications, Inc. (CBOE), strike price $32, expires 8/22/09	55	(2)
Total Options Written (premiums received—$150)		(88)

Total Investments net of options written (cost—$55,778)—104.7%		49,264

Other liabilities in excess of other assets—(4.7)%		(2,214)

Net Assets—100.0%		$47,050

Notes to Schedule of Investments:
* Unaudited

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) When-issued or delayed-delivery security. To be delivered/settled after June 30, 2009.

(c) Security in default.

(d) Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(e) All or partial amount segregated as collateral for options written.

(f) Non-income producing.

(g) Amount less than $500.

(h) Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.

(i) Fair valued security.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on June 30, 2009.
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on June 30,2009.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	55

Schedule of Investments

NACM Mid-Cap Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.4%
Aerospace & Defense—1.9%
L-3 Communications Holdings, Inc.	1,100	$76

Beverages—1.0%
Coca-Cola Enterprises, Inc.	2,300	38

Biotechnology—2.8%
Dendreon Corp. (a)	900	22
Myriad Genetics, Inc. (a)	1,500	54
Myriad Pharmaceuticals, Inc. (a)	375	2
Vertex Pharmaceuticals, Inc. (a)	900	32

		110

Commercial Services & Supplies—1.9%
Cintas Corp.	1,500	34
Rollins, Inc.	2,350	41

		75

Communications Equipment—1.5%
Harris Corp.	1,200	34
Juniper Networks, Inc. (a)	1,100	26

		60

Computers & Peripherals—3.8%
Teradata Corp. (a)	2,000	47
Western Digital Corp. (a)	3,900	103

		150

Construction & Engineering—4.1%
Fluor Corp.	1,600	82
Quanta Services, Inc. (a)	1,500	35
URS Corp. (a)	900	44

		161

Containers & Packaging—1.5%
Pactiv Corp. (a)	2,800	61

Diversified Consumer Services—2.5%
Apollo Group, Inc., Class A (a)	300	21
Career Education Corp. (a)	800	20
H&R Block, Inc.	3,300	57

		98

Electrical Equipment—3.6%
Cooper Industries Ltd., Class A	1,200	37
General Cable Corp. (a)	1,400	53
Thomas & Betts Corp. (a)	1,800	52

		142

Electronic Equipment, Instruments & Components—1.3%
Avnet, Inc. (a)	2,500	53

Energy Equipment & Services—4.7%
Cameron International Corp. (a)	2,300	65
Dresser-Rand Group, Inc. (a)	2,300	61
Noble Corp.	2,000	60

		186

Food & Staples Retailing—2.4%
BJ’s Wholesale Club, Inc. (a)	1,200	39
SYSCO Corp.	2,500	56

		95

Health Care Equipment & Supplies—1.9%
Hill-Rom Holdings, Inc.	1,700	28
Teleflex, Inc.	1,100	49

		77

Health Care Providers & Services—2.7%
Community Health Systems, Inc. (a)	1,300	33
Express Scripts, Inc. (a)	400	27
Lincare Holdings, Inc. (a)	2,000	47

		107

	Shares	Value (000s)

Hotels, Restaurants & Leisure—2.4%
Panera Bread Co., Class A (a)	1,100	$55
Starbucks Corp. (a)	2,800	39

		94

Household Durables—3.3%
D.R. Horton, Inc.	5,400	50
Garmin Ltd.	2,500	60
Pulte Homes, Inc.	2,500	22

		132

Independent Power Producers & Energy Traders—1.1%
AES Corp. (a)	3,700	43

Insurance—2.3%
Assurant, Inc.	1,000	24
Principal Financial Group, Inc.	1,300	24
Progressive Corp. (a)	2,900	44

		92

Internet & Catalog Retail—0.6%
Expedia, Inc. (a)	1,600	24

Internet Software & Services—2.9%
IAC/InterActiveCorp. (a)	2,800	45
Sohu.com, Inc. (a)	300	19
VeriSign, Inc. (a)	2,900	53

		117

IT Services—3.4%
Broadridge Financial Solutions, Inc.	3,100	52
NeuStar, Inc., Class A (a)	1,100	24
Western Union Co.	3,600	59

		135

Leisure Equipment & Products—0.8%
Hasbro, Inc.	1,300	32

Life Sciences Tools & Services—1.8%
Millipore Corp. (a)	1,000	70

Machinery—1.5%
Navistar International Corp. (a)	1,400	61

Media—2.3%
Interpublic Group of Cos., Inc. (a)	11,900	60
Scripps Networks Interactive, Inc., Class A	1,100	31

		91

Metals & Mining—2.4%
Compass Minerals International, Inc.	500	28
Royal Gold, Inc.	700	29
Steel Dynamics, Inc.	2,600	38

		95

Multiline Retail—1.0%
Big Lots, Inc. (a)	800	17
Dollar Tree Stores, Inc. (a)	500	21

		38

Multi-Utilities—0.9%
Nisource, Inc.	3,100	36

Oil, Gas & Consumable Fuels—5.5%
Frontier Oil Corp.	2,500	33
Murphy Oil Corp.	1,700	92
Tesoro Corp.	3,700	47
Valero Energy Corp.	2,700	46

		218

Personal Products—1.5%
Herbalife Ltd.	1,900	60

Pharmaceuticals—3.8%
Forest Laboratories, Inc. (a)	700	18
Mylan Laboratories, Inc. (a)	1,600	21

	Shares	Value (000s)

Valeant Pharmaceuticals International (a)	1,400	$36
Warner Chilcott Ltd., Class A (a)	3,348	44
Watson Pharmaceuticals, Inc. (a)	900	30

		149

Professional Services—2.4%
Dun & Bradstreet Corp.	900	73
Manpower, Inc.	500	21

		94

Real Estate Investment Trust (REIT)—2.6%
Annaly Capital Management, Inc.	4,200	64
Public Storage	600	39

		103

Semiconductors & Semiconductor Equipment—5.7%
Broadcom Corp., Class A (a)	1,000	25
Cypress Semiconductor Corp. (a)	7,400	68
Marvell Technology Group Ltd. (a)	8,000	93
Xilinx, Inc.	2,000	41

		227

Software—2.6%
CA, Inc.	1,200	21
Citrix Systems, Inc. (a)	1,700	54
Compuware Corp. (a)	4,100	28

		103

Specialty Retail—4.8%
Bed Bath & Beyond, Inc. (a)	700	21
GameStop Corp., Class A (a)	800	17
Limited Brands, Inc.	4,900	59
RadioShack Corp.	2,000	28
Ross Stores, Inc.	1,700	66

		191

Textiles, Apparel & Luxury Goods—2.4%
Coach, Inc.	3,600	97

Thrifts & Mortgage Finance—0.9%
Hudson City Bancorp, Inc.	2,700	36

Trading Companies & Distributors—1.9%
MSC Industrial Direct Co., Class A	1,600	57
WESCO International, Inc. (a)	700	17

		74

Total Common Stock (cost—$3,742)		3,901

	Principal Amount (000s)
Repurchase Agreement—2.6%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $105; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $110 including accrued interest (cost—$105)	$105	105

Total Investments (cost—$3,847)—101.0%		4,006

Liabilities in excess of other assets—(1.0)%		(41)

Net Assets—100.0%		$3,965

Notes to Schedule of Investments:
(a) Non-income producing.

56	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ All-Cap Value Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—99.0%
Aerospace & Defense—2.1%
Northrop Grumman Corp.	7,600	$347

Automobiles—2.4%
Harley-Davidson, Inc.	24,400	396

Beverages—2.9%
PepsiAmericas, Inc.	18,100	485

Commercial Banks—2.7%
PNC Financial Services Group, Inc.	11,400	443

Commercial Services & Supplies—2.2%
RR Donnelley & Sons Co.	31,100	361

Diversified Telecommunication Services—4.8%
CenturyTel, Inc.	14,000	430
Windstream Corp.	42,300	353

		783

Electrical Equipment—2.9%
Regal-Beloit Corp.	11,900	473

Energy Equipment & Services—2.4%
Tidewater, Inc.	9,400	403

Food & Drug Retailing—2.0%
SUPERVALU, Inc.	25,700	333

Food Products—2.7%
Corn Products International, Inc.	16,700	447

Gas Utilities—4.7%
Atmos Energy Corp.	14,600	365
UGI Corp.	15,800	403

		768

Health Care Providers & Services—2.7%
Cardinal Health, Inc.	14,400	440

Household Products—2.6%
Kimberly-Clark Corp.	8,300	435

Industrial Conglomerates—2.7%
3M Co.	7,400	445

Insurance—9.2%
Reinsurance Group of America, Inc.	11,800	412
RenaissanceRe Holdings Ltd.	7,900	367
The Allstate Corp.	14,500	354
Unum Group	24,400	387

		1,520

Machinery—2.7%
Crane Co.	20,000	446

Media—2.6%
CBS Corp.	61,300	424

Metals & Mining—2.5%
Yamana Gold, Inc.	47,000	415

Multi-Utilities—2.7%
Nisource, Inc.	38,300	447

Office Electronics—2.6%
Xerox Corp.	65,100	422

Oil, Gas & Consumable Fuels—14.7%
Apache Corp.	5,600	404
Chevron Corp.	5,800	384
Cimarex Energy Co.	16,300	462
ConocoPhillips	8,400	353
Energy Coal Resources, Inc. (a)(b)(c)	26,000	34
Nexen, Inc.	18,000	390
Royal Dutch Shell PLC ADR, Class A	8,100	407

		2,434

	Shares	Value (000s)

Pharmaceuticals—7.7%
Biovail Corp.	31,500	$424
GlaxoSmithKline PLC ADR	12,200	431
Pfizer, Inc.	27,200	408

		1,263

Professional Services—2.5%
Manpower, Inc.	9,700	411

Real Estate Investment Trust (REIT)—4.4%
Annaly Capital Management, Inc.	24,600	373
Hospitality Properties Trust	30,200	359

		732

Software—2.7%
Microsoft Corp.	18,600	442

Specialty Retail—2.4%
Limited Brands, Inc.	33,600	404

Textiles, Apparel & Luxury Goods—2.5%
V.F. Corp.	7,500	415

Total Common Stock (cost—$21,242)		16,334

PREFERRED STOCK—0.6%
Oil, Gas & Consumable Fuels—0.6%
Energy Coal Resources, Inc., 8.00%, Ser. A (a)(c) (cost—$97)	4,050	101

	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $385; collateralized by Freddie Mac, 1.268%, due 4/1/11, valued at $395 including accrued interest (cost—$385)	$385	385

Total Investments (cost—$21,724)—101.9%		16,820

Liabilities in excess of other assets—(1.9)%		(321)

Net Assets—100.0%		$16,499

Notes to Schedule of Investments:
(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Non-income producing.

(c) Fair valued security.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	57

Schedule of Investments

NFJ Dividend Value Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.9%
Aerospace & Defense—3.9%
Boeing Co.	5,644,800	$239,904

Commercial Banks—2.2%
PNC Financial Services Group, Inc.	3,508,900	136,180

Commercial Services & Supplies—2.9%
RR Donnelley & Sons Co.	4,600,000	53,452
Waste Management, Inc.	4,400,000	123,904

		177,356

Communications Equipment—1.6%
Harris Corp.	3,500,000	99,260

Computers & Peripherals—1.9%
International Business Machines Corp.	1,129,800	117,974

Diversified Financial Services—2.0%
JPMorgan Chase & Co.	3,500,000	119,385

Diversified Telecommunication Services—7.5%
AT&T, Inc.	4,776,100	118,638
Embarq Corp.	2,500,000	105,150
Verizon Communications, Inc.	3,998,500	122,874
Windstream Corp.	13,500,000	112,860

		459,522

Electric Utilities—1.8%
Edison International	3,481,400	109,525

Energy Equipment & Services—5.4%
Diamond Offshore Drilling, Inc.	2,000,000	166,100
Halliburton Co.	7,800,000	161,460

		327,560

Food & Drug Retailing—1.2%
SUPERVALU, Inc.	5,691,200	73,701

Food Products—1.8%
Kraft Foods, Inc.	4,209,800	106,676

Health Care Equipment & Supplies—4.0%
Becton Dickinson & Co.	1,776,900	126,711
Medtronic, Inc.	3,400,000	118,626

		245,337

Health Care Providers & Services—1.8%
Cardinal Health, Inc.	3,600,000	109,980

Household Products—1.9%
Kimberly-Clark Corp.	2,200,000	115,346

Industrial Conglomerates—2.5%
3M Co.	2,500,000	150,250

Insurance—6.1%
MetLife, Inc.	3,839,000	115,208
The Allstate Corp.	4,631,600	113,011
The Travelers Cos., Inc.	3,500,000	143,640

		371,859

Leisure Equipment & Products—2.0%
Mattel, Inc.	7,700,000	123,585

Multi-Utilities—1.5%
Ameren Corp.	3,700,000	92,093

Office Electronics—1.6%
Xerox Corp.	15,000,000	97,200

Oil, Gas & Consumable Fuels—15.9%
Chevron Corp.	2,000,000	132,500
ConocoPhillips	3,000,000	126,180
EnCana Corp.	2,970,000	146,926

	Shares	Value (000s)

Marathon Oil Corp.	5,000,000	$150,650
Royal Dutch Shell PLC ADR, Class A	3,000,000	150,570
Total S.A. ADR	3,000,000	162,690
Valero Energy Corp.	6,000,000	101,340

		970,856

Pharmaceuticals—9.5%
GlaxoSmithKline PLC ADR	6,730,200	237,845
Johnson & Johnson	2,181,900	123,932
Pfizer, Inc.	14,500,000	217,500

		579,277

Real Estate Investment Trusts (REIT)—3.7%
Annaly Capital Management, Inc.	14,932,600	226,080

Road & Rail—2.2%
Norfolk Southern Corp.	3,500,000	131,845

Software—2.9%
Microsoft Corp.	7,500,000	178,275

Specialty Retail—2.1%
Home Depot, Inc.	5,400,000	127,602

Textiles, Apparel & Luxury Goods—2.0%
V.F. Corp.	2,200,000	121,770

Thrifts & Mortgage Finance—1.6%
New York Community Bancorp, Inc.	8,960,800	95,791

Tobacco—5.4%
Altria Group, Inc.	12,215,000	200,204
Reynolds American, Inc.	3,300,000	127,446

		327,650

Total Common Stock (cost—$7,533,169)		6,031,839

	Principal Amount (000s)
Repurchase Agreement—0.7%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $43,833; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $41,429 including accrued interest and Federal Home Loan Bank, 5.50%, due 10/19/17, valued at $3,282 including accrued interest (cost—$43,833)	$43,833	43,833

Total Investments (cost—$7,577,002)—99.6%		6,075,672

Other assets less liabilities—0.4%		26,575

Net Assets—100.0%		$6,102,247

Glossary:
ADR—American Depositary Receipt

58	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Large-Cap Value Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—95.9%
Aerospace & Defense—2.7%
Northrop Grumman Corp.	614,600	$28,075

Air Freight Couriers—1.1%
FedEx Corp.	198,600	11,046

Auto Components—1.2%
Johnson Controls, Inc.	570,800	12,398

Automobiles—0.9%
Harley-Davidson, Inc.	550,600	8,925

Beverages—1.0%
Molson Coors Brewing Co., Class B	241,200	10,210

Capital Markets—1.0%
Bank of New York Mellon Corp.	340,000	9,965

Chemicals—1.0%
PPG Industries, Inc.	238,000	10,448

Commercial Banks—1.9%
PNC Financial Services Group, Inc.	503,100	19,525

Commercial Services & Supplies—1.9%
Waste Management, Inc.	702,800	19,791

Computers & Peripherals—2.2%
Hewlett-Packard Co.	310,800	12,012
International Business Machines Corp.	99,200	10,359

		22,371

Diversified Financial Services—2.4%
JPMorgan Chase & Co.	717,600	24,477

Diversified Telecommunication Services—6.5%
AT&T, Inc.	1,569,800	38,994
Verizon Communications, Inc.	896,700	27,555

		66,549

Electric Utilities—2.9%
Edison International	961,900	30,261

Electrical Equipment—1.0%
Emerson Electric Co.	310,400	10,057

Energy Equipment & Services—3.8%
Diamond Offshore Drilling, Inc.	224,700	18,662
Halliburton Co.	966,000	19,996

		38,658

Food & Drug Retailing—4.0%
CVS Caremark Corp.	370,600	11,811
Safeway, Inc.	1,430,400	29,137

		40,948

Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	346,100	12,075

Health Care Providers & Services—1.8%
Cardinal Health, Inc.	595,200	18,183

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	167,000	9,601

Household Durables—0.9%
Fortune Brands, Inc.	275,200	9,560

Household Products—1.8%
Kimberly-Clark Corp.	365,400	19,158

	Shares	Value (000s)

Industrial Conglomerates—1.2%
3M Co.	206,200	$12,393

Insurance—11.5%
Marsh & McLennan Cos., Inc.	511,400	10,295
MetLife, Inc.	1,032,900	30,997
Prudential Financial, Inc.	504,300	18,770
The Allstate Corp.	1,221,600	29,807
The Travelers Cos., Inc.	692,300	28,412

		118,281

Media—3.7%
CBS Corp.	2,926,600	20,252
Time Warner, Inc.	716,133	18,040

		38,292

Metals & Mining—1.0%
Nucor Corp.	229,500	10,197

Multi-Utilities—1.1%
Dominion Resources, Inc.	335,000	11,196

Office Electronics—1.8%
Xerox Corp.	2,845,800	18,441

Oil, Gas & Consumable Fuels—16.1%
Apache Corp.	375,900	27,121
Chevron Corp.	535,600	35,483
ConocoPhillips	686,200	28,862
Marathon Oil Corp.	1,028,700	30,995
Valero Energy Corp.	1,372,000	23,173
XTO Energy, Inc.	509,500	19,432

		165,066

Pharmaceuticals—8.2%
Eli Lilly & Co.	784,000	27,158
Johnson & Johnson	339,900	19,306
Merck & Co., Inc.	381,600	10,670
Pfizer, Inc.	1,837,400	27,561

		84,695

Real Estate Investment Trust (REIT)—2.9%
Annaly Capital Management, Inc.	1,237,600	18,737
Simon Property Group, Inc.	211,192	10,862

		29,599

Road & Rail—1.2%
Burlington Northern Santa Fe Corp.	167,300	12,303

Software—2.3%
Microsoft Corp.	1,015,600	24,141

Specialty Retail—1.0%
Home Depot, Inc.	426,300	10,074

Tobacco—1.8%
Altria Group, Inc.	1,132,400	18,560

Total Common Stock (cost—$1,258,032)		985,519

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—4.2%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $43,232; collateralized by Fannie Mae, 4.00%-5.25%, due 8/1/12-1/28/13, valued at $44,100 including accrued interest (cost—$43,232)	$43,232	$43,232

Total Investments (cost—$1,301,264)—100.1%		1,028,751

Liabilities in excess of other assets—(0.1)%		(940)

Net Assets—100.0%		$1,027,811

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	59

Schedule of Investments

NFJ Mid-Cap Value Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.8%
Aerospace & Defense—2.5%
L-3 Communications Holdings, Inc.	2,500	$173

Automobiles—2.2%
Harley-Davidson, Inc.	9,400	152

Beverages—2.6%
PepsiAmericas, Inc.	6,700	180

Chemicals—2.4%
PPG Industries, Inc.	3,900	171

Commercial Banks—2.3%
Associated Banc-Corp.	12,900	161

Commercial Services & Supplies—4.6%
Avery Dennison Corp.	6,600	169
RR Donnelley & Sons Co.	13,300	155

		324

Containers & Packaging—2.5%
Sonoco Products Co.	7,300	175

Diversified Telecommunication Services—4.9%
CenturyTel, Inc.	5,500	169
Windstream Corp.	21,100	176

		345

Electric Utilities—2.5%
Edison International	5,500	173

Electronic Equipment & Instruments—2.4%
Jabil Circuit, Inc.	23,100	171

Energy Equipment & Services—2.3%
Tidewater, Inc.	3,700	159

Food & Drug Retailing—1.9%
SUPERVALU, Inc.	10,600	137

Food Products—2.6%
Corn Products International, Inc.	6,800	182

Gas Utilities—5.1%
AGL Resources, Inc.	5,700	181
Atmos Energy Corp.	7,100	178

		359

Health Care Providers & Services—2.7%
McKesson Corp.	4,300	189

Household Durables—1.8%
Black & Decker Corp.	4,500	129

Insurance—10.1%
Mercury General Corp.	5,400	180
Reinsurance Group of America, Inc.	5,100	178
RenaissanceRe Holdings Ltd.	3,800	177
Unum Group	10,700	170

		705

Leisure Equipment & Products—2.6%
Mattel, Inc.	11,300	181

Machinery—2.5%
Parker Hannifin Corp.	4,050	174

Metals & Mining—2.7%
U.S. Steel Corp.	3,100	111
Yamana Gold, Inc.	9,300	82

		193

Multi-Utilities—5.3%
Nisource, Inc.	16,100	188
SCANA Corp.	5,600	182

		370

	Shares	Value (000s)

Office Electronics—2.4%
Xerox Corp.	26,200	$170

Oil, Gas & Consumable Fuels—4.5%
Cimarex Energy Co.	5,400	153
Nexen, Inc.	7,400	160

		313

Pharmaceuticals—2.8%
Biovail Corp.	14,500	195

Professional Services—2.5%
Manpower, Inc.	4,100	174

Real Estate Investment Trust (REIT)—7.2%
Annaly Capital Management, Inc.	12,100	183
Duke Realty Corp.	19,300	169
Hospitality Properties Trust	12,700	151

		503

Road & Rail—2.4%
Ryder System, Inc.	6,000	168

Specialty Retail—2.4%
Limited Brands, Inc.	14,200	170

Textiles, Apparel & Luxury Goods—2.5%
V.F. Corp.	3,100	172

Tobacco—2.6%
Reynolds American, Inc.	4,700	182

Total Common Stock (cost—$8,620)		6,850

	Principal Amount (000s)
Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $141; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $147 including accrued interest (cost—$141)	$141	141

Total Investments (cost—$8,761)—99.8%		6,991

Other assets less liabilities—0.2%		12

Net Assets—100.0%		$7,003

60	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

NFJ Small-Cap Value Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—90.8%
Aerospace & Defense—1.5%
Curtiss-Wright Corp.	1,680,300	$49,955
Triumph Group, Inc.	671,800	26,872

		76,827

Airlines—0.4%
Skywest, Inc.	2,069,800	21,112

Beverages—0.5%
PepsiAmericas, Inc.	862,900	23,134

Building Products—1.2%
Lennox International, Inc.	1,604,500	51,521
Quanex Building Products Corp.	1,014,200	11,379

		62,900

Capital Markets—1.0%
Federated Investors, Inc.	2,211,300	53,270

Chemicals—6.4%
Innophos Holdings, Inc.	789,800	13,340
International Flavors & Fragrances Inc,	1,457,500	47,689
Lubrizol Corp.	1,212,200	57,349
Methanex Corp.	1,923,200	23,540
Olin Corp.	3,763,300	44,746
RPM International, Inc.	3,546,600	49,794
Sensient Technologies Corp.	2,154,700	48,632
Terra Industries, Inc.	2,013,400	48,764

		333,854

Commercial Banks—2.0%
Bank of Hawaii Corp.	1,448,900	51,914
Cullen/Frost Bankers, Inc.	1,129,300	52,083

		103,997

Commercial Services & Supplies—1.2%
American Ecology Corp.	307,400	5,509
Brink’s Co.	1,895,600	55,029
Ennis, Inc.	273,300	3,405

		63,943

Computers & Peripherals—1.0%
Diebold, Inc.	2,042,800	53,848

Construction & Engineering—2.0%
Granite Construction, Inc.	1,462,300	48,665
KBR, Inc.	3,063,700	56,495

		105,160

Consumer Finance—0.5%
Advance America, Cash Advance Centers, Inc.	2,230,900	9,883
Cash America International, Inc.	734,100	17,170

		27,053

Containers & Packaging—2.1%
Bemis Co., Inc.	2,158,600	54,397
Sonoco Products Co.	2,199,300	52,673

		107,070

Diversified Telecommunication Services—0.2%
Iowa Telecommunications Services, Inc.	978,200	12,237

Electric Utilities—2.2%
Cleco Corp.	2,533,500	56,801
Westar Energy, Inc.	3,039,000	57,042

		113,843

Electrical Equipment—2.5%
Acuity Brands, Inc.	1,784,000	50,041

	Shares	Value (000s)

Belden, Inc.	1,881,400	$31,420
Regal-Beloit Corp.	1,274,500	50,623

		132,084

Electronic Equipment & Instruments—1.2%
Jabil Circuit, Inc.	4,773,700	35,421
MTS Systems Corp.	540,200	11,155
Park Electrochemical Corp.	661,500	14,242

		60,818

Energy Equipment & Services—2.1%
CARBO Ceramics, Inc.	1,001,900	34,265
Lufkin Industries, Inc.	682,100	28,682
Tidewater, Inc.	1,120,000	48,015

		110,962

Food & Drug Retailing—2.1%
Casey’s General Stores, Inc.	2,048,000	52,613
Ruddick Corp.	2,062,900	48,334
Weis Markets, Inc.	249,200	8,353

		109,300

Food Products—3.2%
Corn Products International, Inc.	2,206,300	59,107
Del Monte Foods Co.	6,324,600	59,325
JM Smucker Co.	998,700	48,596

		167,028

Gas Utilities—7.8%
AGL Resources, Inc.	1,768,400	56,235
Amerigas Partners L.P.	180,400	6,085
Atmos Energy Corp.	2,174,000	54,437
Energen Corp.	1,469,000	58,613
National Fuel Gas Co.	1,569,700	56,635
Southwest Gas Corp.	1,379,000	30,627
Suburban Propane Partners L.P.	703,600	29,671
UGI Corp.	2,190,200	55,828
WGL Holdings, Inc.	1,724,700	55,225

		403,356

Health Care Equipment & Supplies—4.6%
Cooper Cos., Inc. (a)	2,262,800	55,959
Hill-Rom Holdings, Inc.	1,056,600	17,138
Invacare Corp.	1,413,000	24,939
STERIS Corp.	1,476,900	38,518
Teleflex, Inc.	1,176,500	52,743
West Pharmaceutical Services, Inc.	1,381,700	48,152

		237,449

Health Care Providers & Services—1.3%
Owens & Minor, Inc.	1,504,600	65,931

Hotels, Restaurants & Leisure—0.9%
Dover Downs Gaming & Entertainment, Inc.	660,600	3,072
International Speedway Corp., Class A (a)	1,666,700	42,684

		45,756

Household Products—0.1%
WD-40 Co.	211,500	6,134

Industrial Conglomerates—0.1%
Tomkins PLC ADR	447,300	4,348

Insurance—3.8%
American Equity Investment Life Holding Co.	1,613,300	9,002
American Financial Group, Inc.	2,798,000	60,381
American Physicians Capital, Inc.	372,700	14,595

	Shares	Value (000s)

Delphi Financial Group, Inc. (a)	2,256,000	$43,834
Infinity Property & Casualty Corp.	370,500	13,508
RLI Corp.	722,200	32,355
Zenith National Insurance Corp.	1,097,400	23,858

		197,533

Leisure Equipment & Products—0.3%
Sturm, Ruger & Co., Inc. (a)	1,042,200	12,965

Life Sciences Tools & Services—1.1%
PerkinElmer, Inc.	3,288,772	57,225

Machinery—6.2%
Barnes Group, Inc.	2,231,500	26,533
Bucyrus International, Inc.	1,815,700	51,856
Crane Co.	2,091,600	46,664
Harsco Corp.	1,817,000	51,421
Kennametal, Inc.	1,164,200	22,329
Lincoln Electric Holdings, Inc.	562,100	20,258
Mueller Industries, Inc.	1,257,200	26,150
Trinity Industries, Inc.	1,585,500	21,594
Valmont Industries, Inc.	759,600	54,752

		321,557

Metals & Mining—6.4%
AMCOL International Corp.	891,900	19,247
Carpenter Technology Corp.	1,199,800	24,968
Cliffs Natural Resources, Inc.	821,100	20,092
Commercial Metals Co.	4,272,100	68,482
Compass Minerals International, Inc.	1,033,200	56,733
Iamgold Corp.	6,935,900	70,191
Royal Gold, Inc.	1,699,100	70,853

		330,566

Multi-Utilities—2.3%
Avista Corp.	623,700	11,108
Oge Energy Corp.	2,039,500	57,759
Vectren Corp.	2,220,100	52,017

		120,884

Oil, Gas & Consumable Fuels—11.4%
Berry Petroleum Co.	1,810,700	33,661
Buckeye Partners L.P.	989,700	42,389
Cimarex Energy Co.	1,853,900	52,540
El Paso Pipeline Partners L.P.	749,600	13,141
Frontier Oil Corp.	4,121,300	54,030
General Maritime Corp.	2,113,084	20,899
Holly Corp.	2,477,600	44,547
Linn Energy LLC, UNIT	2,765,600	54,123
Magellan Midstream Partners L.P.	1,575,900	54,778
NuStar Energy	928,600	50,172
Pengrowth Energy Trust, UNIT	1,439,000	11,368
Penn Virginia Corp.	1,222,200	20,008
St. Mary Land & Exploration Co.	1,116,600	23,304
Sunoco Logistics Partners L.P.	272,600	14,780
TC Pipelines	318,400	11,077
Teekay Shipping Corp.	549,800	11,562
Tsakos Energy Navigation Ltd.	993,200	16,030
Williams Partners L.P.	675,100	12,192
World Fuel Services Corp.	1,290,500	53,207

		593,808

06.30.09	Allianz Funds Annual Report	61

Schedule of Investments (cont.)

NFJ Small-Cap Value Fund

June 30, 2009

	Shares	Value (000s)

Real Estate Investment Trust (REIT)—5.3%
Chimera Investment Corp.	15,153,500	$52,886
Equity One, Inc.	2,010,800	26,663
Franklin Street Properties Corp.	3,033,100	40,189
Healthcare Realty Trust, Inc.	2,413,100	40,612
HRPT Properties Trust	4,717,000	19,151
Nationwide Health Properties, Inc.	1,845,000	47,490
PS Business Parks, Inc.	564,300	27,335
Sovran Self Storage, Inc.	951,000	23,395

		277,721

Semiconductors & Semiconductor Equipment—0.1%
Himax Technologies, Inc. ADR	2,003,100	7,512

Specialized Consumer Services—0.4%
Hillenbrand, Inc.	1,226,600	20,411

Specialty Retail—0.5%
RadioShack Corp.	1,689,100	23,580

Textiles, Apparel & Luxury Goods—2.0%
Phillips-Van Heusen	1,872,500	53,722
Wolverine World Wide, Inc.	2,331,900	51,442

		105,164

Tobacco—1.1%
Universal Corp. (a)	1,309,500	43,358
Vector Group Ltd.	1,124,100	16,063

		59,421

Trading Companies & Distributors—0.6%
Applied Industrial Tech, Inc.	1,702,100	33,531

Water Utilities—1.0%
American Water Works Co., Inc.	2,689,700	51,400

Wireless Telecommunication Services—0.2%
Partner Communications Co., Ltd. ADR	489,700	8,369

Total Common Stock (cost—$4,897,011)		4,723,061

	Principal Amount (000s)
Repurchase Agreement—9.8%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $507,567; collateralized by Fannie Mae, 1.875%-5.07%, due 9/14/11-4/20/12, valued at $170,959 including accrued interest; Federal Farm Credit Bank, 3.50%, due 10/3/11, valued at $105,000 including accrued interest; Federal Home Loan Bank, 1.625%, due 7/27/11, valued at $40,300 including accrued interest; and Freddie Mac, 2.125%, due 3/23/12, valued at $201,465 including interest (cost—$507,567)	$507,567	507,567

Value (000s)

Total Investments (cost—$5,404,578)—100.6%	$5,230,628

Liabilities in excess of other assets—(0.6)%	(29,518)

Net Assets—100.0%	$5,201,110

Notes to Schedule of Investments:
(a) Affiliated security.

Glossary:
ADR—American Depositary Receipt
UNIT—More than one class of securities traded together.

62	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—95.3%
Aerospace & Defense—3.7%
Lockheed Martin Corp.	155,000	$12,501
Precision Castparts Corp.	59,240	4,326

		16,827

Beverages—2.3%
PepsiCo, Inc.	189,790	10,431

Biotechnology—7.4%
Celgene Corp. (a)	193,740	9,268
Genzyme Corp. (a)	140,090	7,799
Gilead Sciences, Inc. (a)	352,940	16,532

		33,599

Capital Markets—1.9%
BlackRock, Inc.	49,800	8,736

Chemicals—2.4%
Monsanto Co.	98,230	7,303
Mosaic Co.	77,590	3,437

		10,740

Communications Equipment—5.7%
Juniper Networks, Inc. (a)	239,100	5,643
QUALCOMM, Inc.	446,960	20,202

		25,845

Computers & Peripherals—5.1%
Apple, Inc. (a)	103,880	14,796
Dell, Inc. (a)	359,500	4,936
EMC Corp. (a)	252,630	3,309

		23,041

Consumer Finance—1.6%
SLM Corp. (a)	722,250	7,417

Diversified Telecommunication Services—2.5%
Verizon Communications, Inc.	372,200	11,438

Energy Equipment & Services—2.0%
Weatherford International Ltd. (a)	456,000	8,919

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	124,700	5,699

Health Care Providers & Services—3.0%
CIGNA Corp.	565,300	13,618

Hotels, Restaurants & Leisure—1.4%
McDonald’s Corp.	109,600	6,301

Household Products—2.7%
Clorox Co.	220,610	12,317

Insurance—1.4%
Aflac, Inc.	211,500	6,576

Internet Software & Services—2.4%
Google, Inc., Class A (a)	25,950	10,940

Machinery—2.7%
Danaher Corp.	137,700	8,501
Manitowoc Co., Inc.	676,400	3,558

		12,059

Metals & Mining—2.1%
Cliffs Natural Resources, Inc.	196,600	4,811
Rio Tinto PLC ADR	28,300	4,637

		9,448

Multiline Retail—0.9%
Kohl’s Corp. (a)	97,700	4,177

	Shares	Value (000s)

Oil, Gas & Consumable Fuels—6.4%
EOG Resources, Inc.	125,570	$8,529
PetroHawk Energy Corp. (a)	192,630	4,295
Ultra Petroleum Corp. (a)	184,100	7,180
XTO Energy, Inc.	240,740	9,182

		29,186

Pharmaceuticals—8.6%
Abbott Laboratories	269,200	12,663
Merck & Co., Inc.	521,000	14,567
Teva Pharmaceutical Industries Ltd. ADR	240,200	11,852

		39,082

Road & Rail—2.2%
Union Pacific Corp.	194,710	10,137

Semiconductors & Semiconductor Equipment—11.9%
Applied Materials, Inc.	982,734	10,781
Broadcom Corp., Class A (a)	199,300	4,941
Intel Corp.	984,220	16,289
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	748,500	7,043
Texas Instruments, Inc.	700,300	14,916

		53,970

Software—8.6%
Microsoft Corp.	984,900	23,411
Oracle Corp.	738,460	15,818

		39,229

Specialty Retail—5.1%
Home Depot, Inc.	449,400	10,619
Staples, Inc.	352,600	7,112
TJX Cos., Inc.	166,310	5,232

		22,963

Total Common Stock (cost—$405,017)		432,695

	Principal Amount (000s)
Repurchase Agreement—5.2%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $23,569; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $24,044 including accrued interest (cost—$23,569)	$23,569	23,569

Total Investments (cost—$428,586)—100.5%		456,264

Liabilities in excess of other assets—(0.5)%		(2,315)

Net Assets—100.0%		$453,949

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	63

Schedule of Investments

OCC Opportunity Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.6%
Aerospace & Defense—3.5%
AerCap Holdings NV (a)	650,282	$4,695
Aerovironment, Inc. (a)	69,954	2,159

		6,854

Airlines—2.7%
Airtran Holdings, Inc. (a)	469,925	2,909
Copa Holdings S.A., Class A	57,775	2,358

		5,267

Auto Components—0.9%
Federal Mogul Corp., Class A (a)	189,933	1,795

Biotechnology—6.5%
BioMarin Pharmaceutical, Inc. (a)	371,428	5,798
Cubist Pharmaceuticals, Inc. (a)	177,417	3,252
Isis Pharmaceuticals, Inc. (a)	114,650	1,892
United Therapeutics Corp. (a)	22,614	1,884

		12,826

Capital Markets—4.3%
Evercore Partners, Inc., Class A	113,162	2,223
GLG Partners, Inc.	341,643	1,397
Greenhill & Co., Inc.	43,275	3,125
Janus Capital Group, Inc.	144,650	1,649

		8,394

Chemicals—1.0%
Intrepid Potash, Inc. (a)	68,382	1,920

Commercial Services & Supplies—1.0%
Innerworkings, Inc. (a)	411,661	1,955

Communications Equipment—1.0%
Brocade Communications Systems, Inc. (a)	262,225	2,051

Diversified Consumer Services—2.5%
American Public Education, Inc. (a)	126,200	4,999

Diversified Telecommunication Services—0.9%
Neutral Tandem, Inc. (a)	61,075	1,803

Electronic Equipment, Instruments & Components—1.3%
DTS, Inc. (a)	92,880	2,514

Food Products—1.9%
Smart Balance, Inc. (a)	552,171	3,760

Health Care Equipment & Supplies—2.5%
Abaxis, Inc. (a)	104,408	2,144
NuVasive, Inc. (a)	61,269	2,733

		4,877

Health Care Providers & Services—3.4%
Alliance HealthCare Services, Inc. (a)	296,375	2,172
Health Net, Inc. (a)	100,925	1,569
IPC The Hospitalist Co., Inc. (a)	111,521	2,977

		6,718

Health Care Technology—3.6%
athenahealth, Inc. (a)	84,839	3,140
Phase Forward, Inc. (a)	139,075	2,101
Quality Systems, Inc.	33,175	1,890

		7,131

Hotels, Restaurants & Leisure—7.5%
Buffalo Wild Wings, Inc. (a)	79,051	2,571
Life Time Fitness, Inc. (a)	219,982	4,402
Orient-Express Hotels Ltd., Class A	505,382	4,290
Pinnacle Entertainment, Inc. (a)	216,146	2,008
Texas Roadhouse, Inc., Class A (a)	138,500	1,511

		14,782

	Shares	Value (000s)

Internet Software & Services—3.6%
Omniture, Inc. (a)	198,978	$2,499
Switch & Data Facilities Co., Inc. (a)	170,448	2,000
VistaPrint Ltd. (a)	62,890	2,682

		7,181

IT Services—1.7%
Sapient Corp. (a)	527,366	3,317

Life Sciences Tools & Services—0.9%
AMAG Pharmaceuticals, Inc. (a)	34,173	1,868

Machinery—1.6%
Terex Corp. (a)	129,775	1,566
Titan International, Inc.	202,641	1,514

		3,080

Marine—0.8%
Kirby Corp. (a)	48,575	1,544

Metals & Mining—0.8%
Walter Energy, Inc.	45,350	1,644

Oil, Gas & Consumable Fuels—10.5%
Arch Coal, Inc.	116,075	1,784
Carrizo Oil & Gas, Inc. (a)	150,572	2,582
EXCO Resources, Inc. (a)	266,479	3,443
PetroHawk Energy Corp. (a)	250,777	5,592
Petroquest Energy, Inc. (a)	462,800	1,708
Quicksilver Resources, Inc. (a)	611,728	5,683

		20,792

Pharmaceuticals—4.3%
Cardiome Pharma Corp. (a)	742,049	2,761
Durect Corp. (a)	977,394	2,326
POZEN, Inc. (a)	444,780	3,416

		8,503

Professional Services—3.6%
FTI Consulting, Inc. (a)	75,725	3,841
Huron Consulting Group, Inc. (a)	69,255	3,201

		7,042

Real Estate Investment Trust (REIT)—1.0%
Redwood Trust, Inc.	136,125	2,009

Real Estate Management & Development—1.1%
CB Richard Ellis Group, Inc., Class A (a)	233,825	2,189

Road & Rail—3.3%
Celadon Group, Inc. (a)	187,540	1,574
Knight Transportation, Inc.	104,151	1,724
Old Dominion Freight Line, Inc. (a)	46,445	1,559
Vitran Corp., Inc., Class A (a)	160,114	1,585

		6,442

Semiconductors & Semiconductor Equipment—5.4%
Atheros Communications, Inc. (a)	93,681	1,802
FormFactor, Inc. (a)	153,113	2,640
Teradyne, Inc. (a)	625,881	4,294
Verigy Ltd. (a)	158,783	1,932

		10,668

Software—8.1%
Ariba, Inc. (a)	255,569	2,515
BluePhoenix Solutions Ltd. (a)	363,720	891
Concur Technologies, Inc. (a)	55,197	1,715
Rosetta Stone, Inc. (a)	125,597	3,446
SPSS, Inc. (a)	57,803	1,929
Taleo Corp., Class A (a)	102,528	1,873
Ultimate Software Group, Inc. (a)	66,690	1,617
Websense, Inc. (a)	108,550	1,937

		15,923

	Shares	Value (000s)

Specialty Retail—0.8%
Guess?, Inc.	61,200	$1,578

Textiles, Apparel & Luxury Goods—1.9%
Lululemon Athletica, Inc. (a)	155,556	2,027
Under Armour, Inc., Class A (a)	80,075	1,792

		3,819

Trading Companies & Distributors—1.8%
MSC Industrial Direct Co., Inc., Class A	53,875	1,912
Titan Machinery, Inc. (a)	136,833	1,736

		3,648

Transportation Infrastructure—2.9%
Aegean Marine Petroleum Network, Inc.	378,743	5,719

Total Common Stock (cost—$181,048)		194,612

	Principal Amount (000s)
Repurchase Agreement—2.0%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $3,863; collateralized by Fannie Mae, 5.80%—6.00%, due 2/9/26 - 4/18/36, valued at $3,945 including accrued interest (cost—$3,863)	$3,863	3,863

Total Investments (cost—$184,911)—100.6%		198,475

Liabilities in excess of other assets—(0.6)%		(1,162)

Net Assets—100.0%		$197,313

Notes to Schedule of Investments:
(a) Non-income producing.

64	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

OCC Target Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—95.0%
Aerospace & Defense—4.8%
AerCap Holdings NV (a)	700,000	$5,054
Lockheed Martin Corp.	35,000	2,822
Precision Castparts Corp.	60,000	4,382
Rockwell Collins, Inc.	30,000	1,252

		13,510

Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	40,000	1,334

Auto Components—1.0%
Goodyear Tire & Rubber Co. (a)	250,000	2,815

Beverages—2.9%
Coca-Cola Enterprises, Inc.	200,000	3,330
Molson Coors Brewing Co., Class B	115,000	4,868

		8,198

Biotechnology—5.5%
BioMarin Pharmaceutical, Inc. (a)	275,000	4,293
Celgene Corp. (a)	110,000	5,262
Myriad Genetics, Inc. (a)	66,300	2,364
United Therapeutics Corp. (a)	45,000	3,750

		15,669

Capital Markets—3.2%
BlackRock, Inc.	20,000	3,508
Morgan Stanley	125,000	3,564
T. Rowe Price Group, Inc.	45,000	1,875

		8,947

Chemicals—2.3%
Ashland, Inc.	55,000	1,543
CF Industries Holdings, Inc.	25,000	1,853
Mosaic Co.	70,000	3,101

		6,497

Commercial Banks—1.7%
CapitalSource, Inc.	1,000,000	4,880

Commercial Services & Supplies—1.8%
Corrections Corp. of America (a)	300,000	5,097

Communications Equipment—4.3%
Brocade Communications
Systems, Inc. (a)	232,800	1,820
Ciena Corp. (a)	250,000	2,588
F5 Networks, Inc. (a)	100,000	3,459
Juniper Networks, Inc. (a)	184,800	4,361

		12,228

Construction & Engineering—1.2%
Quanta Services, Inc. (a)	150,000	3,470

Containers & Packaging—1.7%
Owens-Illinois, Inc. (a)	175,000	4,902

Electrical Equipment—0.9%
First Solar, Inc. (a)	16,250	2,634

Energy Equipment & Services—1.4%
BJ Services Co.	135,000	1,840
Weatherford International Ltd. (a)	104,000	2,034

		3,874

Health Care Equipment & Supplies—2.9%
Intuitive Surgical, Inc. (a)	27,500	4,501
St. Jude Medical, Inc. (a)	90,000	3,699

		8,200

	Shares	Value (000s)

Health Care Providers & Services—5.5%
CIGNA Corp.	175,000	$4,216
Express Scripts, Inc. (a)	60,000	4,125
Laboratory Corp. of America Holdings (a)	60,000	4,067
Psychiatric Solutions, Inc. (a)	140,000	3,184

		15,592

Hotels, Restaurants & Leisure—2.6%
Darden Restaurants, Inc.	105,000	3,463
Las Vegas Sands Corp. (a)	180,000	1,415
Orient-Express Hotels Ltd., Class A	300,000	2,547

		7,425

Industrial Conglomerates—0.9%
Textron, Inc.	270,000	2,608

Insurance—1.4%
Aflac, Inc.	125,000	3,886

Internet & Catalog Retail—1.0%
Priceline.com, Inc. (a)	25,000	2,789

Internet Software & Services—1.9%
VistaPrint Ltd. (a)	125,000	5,331

IT Services—2.9%
Cognizant Technology Solutions Corp., Class A (a)	225,000	6,008
Fiserv, Inc. (a)	45,000	2,056

		8,064

Machinery—1.7%
Flowserve Corp.	30,000	2,094
Joy Global, Inc.	75,000	2,679

		4,773

Media—3.4%
Discovery Communications, Inc., Class A (a)	125,000	2,819
Omnicom Group, Inc.	85,000	2,684
Viacom, Inc., Class B (a)	175,000	3,973

		9,476

Metals & Mining—1.4%
U.S. Steel Corp.	75,000	2,681
Walter Energy, Inc.	35,000	1,268

		3,949

Multiline Retail—2.2%
Dollar Tree Stores, Inc. (a)	80,000	3,368
Kohl’s Corp. (a)	70,000	2,992

		6,360

Oil, Gas & Consumable Fuels—7.7%
Carrizo Oil & Gas, Inc. (a)	135,000	2,315
EXCO Resources, Inc. (a)	200,000	2,584
PetroHawk Energy Corp. (a)	400,000	8,920
Quicksilver Resources, Inc. (a)	850,000	7,897

		21,716

Pharmaceuticals—1.1%
Sepracor, Inc. (a)	175,000	3,031

Road & Rail—1.6%
Con-way, Inc.	60,000	2,118
J.B. Hunt Transport Services, Inc.	75,000	2,290

		4,408

Semiconductors & Semiconductor Equipment—9.4%
Broadcom Corp., Class A (a)	158,000	3,917
KLA-Tencor Corp.	200,000	5,050
Lam Research Corp. (a)	245,000	6,370

	Shares	Value (000s)

Microchip Technology, Inc.	200,000	$4,510
ON Semi-conductor Corp. (a)	1,000,000	6,860

		26,707

Software—2.0%
Check Point Software Technologies (a)	76,500	1,796
Citrix Systems, Inc. (a)	124,500	3,970

		5,766

Specialty Retail—4.8%
O’Reilly Automotive, Inc. (a)	65,000	2,475
Staples, Inc.	125,000	2,521
Tiffany & Co.	75,000	1,902
TJX Cos., Inc.	150,000	4,719
Urban Outfitters, Inc. (a)	100,000	2,087

		13,704

Textiles, Apparel & Luxury Goods—1.0%
V.F. Corp.	50,000	2,768

Thrifts & Mortgage Finance—1.6%
Hudson City Bancorp, Inc.	200,000	2,658
MGIC Investment Corp.	400,000	1,760

		4,418

Tobacco—1.3%
Lorillard, Inc.	55,000	3,727

Transportation Infrastructure—0.8%
Aegean Marine Petroleum Network, Inc.	150,000	2,265

Wireless Telecommunication Services—2.7%
American Tower Corp., Class A (a)	244,300	7,703

Total Common Stock (cost—$248,846)		268,721

	Principal Amount (000s)
Repurchase Agreement—5.3%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $14,989; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $15,294 including accrued interest (cost—$14,989)	$14,989	14,989

Total Investments (cost—$263,835)—100.3%		283,710

Liabilities in excess of other assets—(0.3)%		(874)

Net Assets—100.0%		$282,836

Notes to Schedule of Investments:
(a) Non-income producing.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	65

Schedule of Investments

RCM Large-Cap Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.8%
Aerospace & Defense—1.1%
Honeywell International, Inc.	120,065	$3,770

Air Freight & Logistics—1.6%
FedEx Corp. (a)	97,850	5,442

Beverages—2.4%
Coca-Cola Co.	91,545	4,393
PepsiCo, Inc.	67,515	3,711

		8,104

Biotechnology—3.9%
Amgen, Inc. (a)(b)	77,800	4,119
Gilead Sciences, Inc. (b)	187,150	8,766

		12,885

Capital Markets—3.9%
Charles Schwab Corp.	304,864	5,347
Goldman Sachs Group, Inc.	25,615	3,777
Invesco Ltd.	216,180	3,852

		12,976

Chemicals—3.8%
Air Products & Chemicals, Inc.	70,880	4,578
Monsanto Co.	72,685	5,404
Mosaic Co.	60,685	2,688

		12,670

Communications Equipment—5.5%
Cisco Systems, Inc. (b)	356,920	6,653
QUALCOMM, Inc.	255,660	11,556

		18,209

Computers & Peripherals—7.8%
Apple, Inc. (b)	99,405	14,158
EMC Corp. (a)(b)	345,374	4,525
Hewlett-Packard Co.	187,171	7,234

		25,917

Construction & Engineering—0.8%
Fluor Corp.	49,530	2,540

Diversified Consumer Services—1.1%
DeVry, Inc.	74,135	3,710

Diversified Financial Services—3.2%
IntercontinentalExchange, Inc. (b)	34,825	3,979
JPMorgan Chase & Co.	91,735	3,129
Wells Fargo & Co.	140,735	3,414

		10,522

Energy Equipment & Services—5.7%
Schlumberger Ltd.	173,722	9,400
Transocean Ltd. (b)	32,839	2,440
Weatherford International Ltd. (b)	371,210	7,261

		19,101

Food & Staples Retailing—4.4%
CVS Caremark Corp.	144,205	4,596
Wal-Mart Stores, Inc. (a)	206,005	9,979

		14,575

Health Care Equipment & Supplies—3.7%
Alcon, Inc.	41,152	4,779
Baxter International, Inc.	73,250	3,879
St. Jude Medical, Inc. (b)	92,850	3,816

		12,474

Health Care Providers & Services—1.3%
Express Scripts, Inc. (b)	61,240	4,210

Hotels, Restaurants & Leisure—2.5%
McDonald’s Corp.	143,495	8,250

	Shares	Value (000s)

Household Products—2.9%
Clorox Co.	47,320	$2,642
Colgate-Palmolive Co.	98,765	6,986

		9,628

Internet & Catalog Retail—2.1%
Amazon.com, Inc. (b)	83,885	7,018

Internet Software & Services—4.5%
Google, Inc., Class A (b)	25,405	10,711
Yahoo!, Inc. (b)	269,610	4,222

		14,933

IT Services—0.6%
Visa, Inc., Class A	33,995	2,117

Life Sciences Tools & Services—2.4%
Thermo Fisher Scientific, Inc. (a)(b)	195,700	7,979

Machinery—1.7%
Deere & Co.	41,145	1,644
Illinois Tool Works, Inc.	111,535	4,164

		5,808

Media—1.6%
DIRECTV Group, Inc. (b)	28,055	693
Walt Disney Co.	199,795	4,661

		5,354

Multiline Retail—1.0%
Kohl’s Corp. (b)	74,210	3,172

Oil, Gas & Consumable Fuels—3.0%
Southwestern Energy Co. (b)	133,245	5,177
XTO Energy, Inc.	125,890	4,801

		9,978

Personal Products—1.0%
Avon Products, Inc.	126,080	3,250

Pharmaceuticals—4.0%
Abbott Laboratories	99,685	4,689
Allergan, Inc.	58,575	2,787
Teva Pharmaceutical Industries Ltd. ADR	120,535	5,947

		13,423

Road & Rail—2.0%
Burlington Northern Santa Fe Corp.	90,655	6,667

Semiconductors & Semiconductor Equipment—6.2%
Intel Corp.	568,390	9,407
Microchip Technology, Inc.	261,195	5,890
Texas Instruments, Inc.	257,755	5,490

		20,787

Software—9.2%
Activision Blizzard, Inc. (b)	380,729	4,809
Adobe Systems, Inc. (b)	152,895	4,327
Microsoft Corp.	543,755	12,925
Oracle Corp.	404,360	8,661

		30,722

Specialty Retail—2.0%
Bed Bath & Beyond, Inc. (b)	115,590	3,554
Lowe’s Cos., Inc.	154,375	2,997

		6,551

Textiles, Apparel & Luxury Goods—0.9%
Nike, Inc., Class B	61,130	3,165

Total Common Stock (cost—$343,581)		325,907

	Principal Amount (000s)	Value (000s)

Repurchase Agreement—1.7%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $5,798; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $5,916 including accrued interest (cost—$5,798)	$5,798	$5,798

OPTIONS PURCHASED (b)—0.3%
	Contracts
Call Options—0.3%
DIRECTV Group, Inc. (CBOE), strike price $22.50, expires 1/16/10	2,298	781
Visa, Inc. (CBOE), strike price $60, expires 9/19/09	605	333

Total Options Purchased (cost—$1,215)		1,114

Total Investments before options written (cost—$350,594)—99.8%		332,819

OPTIONS WRITTEN (b)—(0.7)%
Call Options—(0.4)%
Amgen, Inc. (CBOE), strike price $70, expires 1/16/10	778	(57)
DIRECTV Group, Inc. (CBOE), strike price $30, expires 1/16/10	2,298	(103)
EMC Corp. (CBOE), strike price $12, expires 7/18/09	3,453	(418)
FedEx Corp. (CBOE), strike price $70, expires 1/16/10	407	(75)
Thermo Fisher Scientific, Inc. (CBOE) strike price $40, expires 12/19/09	1,957	(842)
Wal-Mart Stores, Inc. (CBOE), strike price $55, expires 9/19/09	1,565	(33)

		(1,528)

Put Options—(0.3)%
Amgen, Inc. (CBOE), strike price $45, expires 1/16/10	778	(187)
DIRECTV Group, Inc. (CBOE), strike price $17.50, expires 1/16/10	2,298	(121)
FedEx Corp. (CBOE), strike price $40, expires 1/16/10	407	(62)
Hewlett Packard Co. (CBOE), strike price $30, expires 1/16/10	933	(93)
IntercontinentalExchange, Inc. (CBOE), strike price $55, expires 1/16/10	545	(46)
Juniper Networks, Inc. (CBOE), strike price $12.50, expires 1/16/10	4,560	(103)

66	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

RCM Large-Cap Growth Fund

June 30, 2009

	Contracts	Value (000s)

Lowe’s Cos., Inc. (CBOE), strike price $15, expires 1/16/10	2,897	$(232)
Visa, Inc. (CBOE),
strike price $47.50, expires 9/19/09	605	(30)

		(874)

Total Options Written (premiums received—$6,683)		(2,402)

Total Investments net of options written (cost—$343,911)—99.1%		330,417

Other assets less other liabilities—0.9%		3,029

Net Assets—100.0%		$333,446

Notes to Schedule of Investments:
(a) All or a partial amount segregated as collateral for options written.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	67

Schedule of Investments

RCM Mid-Cap Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.9%
Aerospace & Defense—2.2%
Alliant Techsystems, Inc. (a)	1,270	$105
Goodrich Corp.	6,415	321
Precision Castparts Corp.	6,565	479

		905

Air Freight & Logistics—1.1%
Expeditors International of Washington, Inc.	13,525	451

Beverages—1.9%
Hansen Natural Corp. (a)	8,975	277
Molson Coors Brewing Co., Class B	7,195	305
Pepsi Bottling Group, Inc.	6,635	224

		806

Biotechnology—2.5%
Onyx Pharmaceuticals, Inc. (a)	6,385	180
United Therapeutics Corp. (a)	4,170	348
Vertex Pharmaceuticals, Inc. (a)	13,990	499

		1,027

Capital Markets—4.7%
Invesco Ltd.	36,515	650
Janus Capital Group, Inc.	38,835	443
Lazard Ltd., Class A	12,811	345
State Street Corp.	11,080	523

		1,961

Chemicals—1.7%
Air Products & Chemicals, Inc.	5,640	364
Ecolab, Inc.	2,710	106
Intrepid Potash, Inc. (a)	9,150	257

		727

Commercial Banks—1.5%
Comerica, Inc.	3,185	67
SunTrust Banks, Inc.	21,583	355
Zions Bancorporation	18,675	216

		638

Commercial Services & Supplies—2.3%
Copart, Inc. (a)	13,585	471
Republic Services, Inc.	20,435	499

		970

Communications Equipment—2.5%
Juniper Networks, Inc. (a)	20,080	474
Palm, Inc. (a)	34,727	575

		1,049

Computers & Peripherals—1.4%
NCR Corp. (a)	24,310	288
Netapp, Inc. (a)	15,545	306

		594

Construction & Engineering—3.3%
Foster Wheeler AG (a)	13,905	330
Quanta Services, Inc. (a)	25,297	585
URS Corp. (a)	9,030	447

		1,362

Consumer Discretionary—0.7%
McKesson Corp.	6,970	307

Containers & Packaging—1.3%
Owens-Illinois, Inc. (a)	19,775	554

Diversified Consumer Services—1.9%
Capella Education Co. (a)	2,430	146
DeVry, Inc.	12,630	632

		778

	Shares	Value (000s)

Diversified Financial Services—1.4%
IntercontinentalExchange, Inc. (a)	5,170	$591

Electric Utilities—0.4%
PPL Corp.	4,895	161

Electrical Equipment—3.7%
Ametek, Inc.	22,924	793
Cooper Industries Ltd., Class A	8,653	268
First Solar, Inc. (a)	295	48
Roper Industries, Inc.	9,425	427

		1,536

Electronic Equipment, Instruments & Components—0.7%
Agilent Technologies, Inc. (a)	2,415	49
Tyco Electronics Ltd.	12,365	230

		279

Energy Equipment & Services—3.1%
BJ Services Co.	4,730	64
Core Laboratories NV	1,980	172
Smith International, Inc.	15,560	401
Weatherford International Ltd. (a)	33,579	657

		1,294

Health Care Equipment & Supplies—2.2%
Edwards Lifesciences Corp. (a)	4,450	303
Intuitive Surgical, Inc. (a)	710	116
NuVasive, Inc. (a)	4,875	218
St. Jude Medical, Inc. (a)	6,505	267

		904

Health Care Providers & Services—3.7%
Aetna, Inc.	15,330	384
DaVita, Inc. (a)	5,085	252
Express Scripts, Inc. (a)	5,535	381
Henry Schein, Inc. (a)	5,220	250
LifePoint Hospitals, Inc. (a)	3,675	96
Psychiatric Solutions, Inc. (a)	7,450	169

		1,532

Hotels, Restaurants & Leisure—3.7%
Darden Restaurants, Inc.	9,870	325
Las Vegas Sands Corp. (a)	13,300	105
Starbucks Corp. (a)	50,725	705
Starwood Hotels & Resorts
Worldwide, Inc.	18,435	409

		1,544

Household Durables—1.2%
Harman International
Industries, Inc.	16,135	303
KB Home	13,230	181

		484

Household Products—0.8%
Clorox Co.	6,155	344

Independent Power Producers & Energy Traders—0.6%
NRG Energy, Inc. (a)	10,210	265

Insurance—0.5%
Arch Capital Group Ltd. (a)	3,230	189

Internet & Catalog Retail—0.9%
Netflix, Inc. (a)	8,650	357

Internet Software & Services—2.1%
Akamai Technologies, Inc. (a)	17,725	340
Yahoo!, Inc. (a)	33,015	517

		857

IT Services—0.9%
Global Payments, Inc.	10,000	375

	Shares	Value (000s)

Life Sciences Tools & Services—4.2%
Icon PLC ADR (a)	25,155	$543
Illumina, Inc. (a)	9,745	379
Life Technologies Corp. (a)	5,230	218
Mettler Toledo International, Inc. (a)	3,610	279
Qiagen NV (a)	18,715	348

		1,767

Machinery—2.8%
AGCO Corp. (a)	3,410	99
Cummins, Inc.	4,345	153
Navistar International Corp. (a)	10,145	442
Parker Hannifin Corp.	2,185	94
Terex Corp. (a)	32,540	393

		1,181

Media—1.1%
Liberty Media Corp., Class A (a)	7,470	200
Scripps Networks Interactive, Inc., Class A	9,385	261

		461

Metals & Mining—1.5%
Cliffs Natural Resources, Inc.	15,690	384
Steel Dynamics, Inc.	17,836	263

		647

Multiline Retail—2.2%
J.C. Penney Co., Inc.	19,520	560
Kohl’s Corp. (a)	8,760	374

		935

Oil, Gas & Consumable Fuels—4.0%
Consol Energy, Inc.	8,690	295
Massey Energy Co.	5,170	101
PetroHawk Energy Corp. (a)	24,770	553
SandRidge Energy, Inc. (a)	27,790	237
Southwestern Energy Co. (a)	12,466	484

		1,670

Paper & Forest Products—0.7%
International Paper Co.	18,585	281

Personal Products—1.6%
Avon Products, Inc.	16,270	419
Estee Lauder Cos., Inc., Class A	7,670	251

		670

Pharmaceuticals—1.5%
Allergan, Inc.	7,210	343
Shire Pharmaceuticals Group PLC ADR	6,420	266

		609

Road & Rail—2.1%
CSX Corp.	12,810	444
J.B. Hunt Transport Services, Inc.	14,640	447

		891

Semiconductors & Semiconductor Equipment—7.2%
Analog Devices, Inc.	19,755	490
Atmel Corp. (a)	24,700	92
Linear Technology Corp.	7,660	179
Marvell Technology Group Ltd. (a)	46,670	543
Maxim Integrated Products, Inc.	25,441	399
Microchip Technology, Inc.	20,365	459
ON Semi-conductor Corp. (a)	57,060	392
PMC-Sierra, Inc. (a)	18,015	143
Xilinx, Inc.	14,475	296

		2,993

Software—7.6%
Activision Blizzard, Inc. (a)	52,254	660
Autodesk, Inc. (a)	22,025	418

68	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

RCM Mid-Cap Fund

June 30, 2009

	Shares	Value (000s)
Check Point Software Technologies (a)	26,435	$620
Citrix Systems, Inc. (a)	12,730	406
Electronic Arts, Inc. (a)	3,990	87
Intuit, Inc. (a)	9,150	258
McAfee, Inc. (a)	5,645	238
Salesforce.com, Inc. (a)	11,095	423
Vmware, Inc., Class A (a)	2,300	63

		3,173

Specialty Retail—4.3%
Bed Bath & Beyond, Inc. (a)	21,845	671
Dick’s Sporting Goods, Inc. (a)	10,360	178
Guess?, Inc.	16,670	430
Ross Stores, Inc.	13,698	529

		1,808

Wireless Telecommunication Services—2.2%
Leap Wireless International, Inc. (a)	7,375	243
MetroPCS Communications, Inc. (a)	9,960	133
SBA Communications Corp., Class A (a)	21,645	531

		907

Total Common Stock (cost—$38,132)		40,834

	Principal Amount (000s)
Repurchase Agreement—2.3%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $967; collateralized by Federal Home Loan Bank, 5.50%, due 10/19/17, valued at $991 including accrued interest (cost—$967)	$967	967

Total Investments (cost—$39,099)—100.2%		41,801

Liabilities in excess of other assets—(0.2)%		(81)

Net Assets—100.0%		$41,720

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	69

Schedule of Investments

RCM Small-Cap Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.5%
Aerospace & Defense—2.9%
BE Aerospace, Inc. (a)	2,116	$30
Esterline Technologies Corp. (a)	695	19
Stanley, Inc. (a)	890	29

		78

Air Freight & Logistics—1.2%
Atlas Air Worldwide Holdings, Inc. (a)	795	18
UTI Worldwide, Inc. (a)	1,285	15

		33

Auto Components—2.9%
Amerigon, Inc., Class A (a)	3,525	22
Autoliv, Inc.	945	27
Goodyear Tire & Rubber Co. (a)	2,490	28

		77

Beverages—0.5%
Hansen Natural Corp. (a)	473	15

Biotechnology—3.9%
Alexion Pharmaceuticals, Inc. (a)	405	17
Halozyme Therapeutics, Inc. (a)	2,020	14
Human Genome Sciences, Inc. (a)	2,770	8
Myriad Genetics, Inc. (a)	434	15
Onyx Pharmaceuticals, Inc. (a)	520	15
OSI Pharmaceuticals, Inc. (a)	455	13
United Therapeutics Corp. (a)	291	24

		106

Capital Markets—4.2%
Affiliated Managers Group, Inc. (a)	401	23
GFI Group, Inc.	2,705	18
Janus Capital Group, Inc.	1,785	21
Lazard Ltd., Class A	675	18
Stifel Financial Corp. (a)	710	34

		114

Chemicals—1.5%
Airgas, Inc.	499	20
Intrepid Potash, Inc. (a)	695	20

		40

Commercial Banks—1.5%
IBERIABANK Corp.	453	18
PrivateBancorp, Inc.	1,020	23

		41

Commercial Services & Supplies—3.4%
Clean Harbors, Inc. (a)	439	24
Geo Group, Inc. (a)	1,360	25
Knoll, Inc.	3,230	25
Team, Inc. (a)	1,155	18

		92

Communications Equipment—3.3%
Comtech Telecommunications Corp. (a)	705	22
Palm, Inc. (a)	2,627	44
Starent Networks Corp. (a)	910	22

		88

Computers & Peripherals—1.0%
NCR Corp. (a)	2,205	26

Containers & Packaging—1.7%
Packaging Corp. of America	1,400	23
Silgan Holdings, Inc.	450	22

		45

Diversified Consumer Services—1.2%
American Public Education, Inc. (a)	365	15
Capella Education Co. (a)	322	19

		34

	Shares	Value (000s)

Diversified Financial Services—0.5%
Broadpoint Gleacher Securities, Inc. (a)	2,650	$15

Electronic Equipment, Instruments & Components—1.7%
DTS, Inc. (a)	985	27
Jabil Circuit, Inc.	2,750	20

		47

Energy Equipment & Services—0.8%
Superior Energy Services, Inc. (a)	1,210	21

Food & Staples Retailing—1.1%
United Natural Foods, Inc. (a)	1,090	29

Health Care Equipment & Supplies—4.8%
Masimo Corp. (a)	600	14
Natus Medical, Inc. (a)	1,923	22
NuVasive, Inc. (a)	493	22
Sirona Dental Systems, Inc. (a)	840	17
Thoratec Corp. (a)	510	14
Volcano Corp. (a)	1,510	21
Wright Medical Group, Inc. (a)	1,230	20

		130

Health Care Providers & Services—7.4%
Alliance HealthCare Services, Inc. (a)	3,970	29
Amedisys, Inc. (a)	535	18
Cardionet, Inc. (a)	780	13
Emergency Medical Services Corp., Class A (a)	495	18
Genoptix, Inc. (a)	710	23
HMS Holdings Corp. (a)	700	28
LifePoint Hospitals, Inc. (a)	610	16
Psychiatric Solutions, Inc. (a)	1,580	36
Sun Healthcare Group, Inc. (a)	2,366	20

		201

Health Care Technology—1.5%
MedAssets, Inc. (a)	1,155	22
Phase Forward, Inc. (a)	1,290	20

		42

Hotels, Restaurants & Leisure—3.5%
Bally Technologies, Inc. (a)	1,200	36
Brinker International, Inc.	1,270	22
CKE Restaurants, Inc.	2,305	19
Texas Roadhouse, Inc., Class A (a)	1,640	18

		95

Household Durables—1.5%
Desarrolladora Homex S.A. de C.V. ADR (a)	590	16
Snap-On, Inc.	853	25

		41

Insurance—0.7%
Tower Group, Inc.	770	19

Internet & Catalog Retail—0.7%
Netflix, Inc. (a)	490	20

Internet Software & Services—4.2%
Art Technology Group, Inc. (a)	7,630	29
GSI Commerce, Inc. (a)	1,885	27
Internet Brands, Inc., Class A (a)	3,830	27
LogMeIn, Inc. (a)	166	2
Vocus, Inc. (a)	1,400	28

		113

IT Services—1.7%
Cybersource Corp. (a)	1,800	27
NCI, Inc., Class A (a)	645	20

		47

	Shares	Value (000s)

Life Sciences Tools & Services—1.7%
Icon PLC ADR (a)	1,170	$25
Mettler Toledo International, Inc. (a)	266	21

		46

Machinery—1.7%
Barnes Group, Inc.	1,903	22
Kaydon Corp.	735	24

		46

Marine—0.6%
Genco Shipping & Trading Ltd.	805	17

Media—0.7%
Liberty Media Corp., Class A (a)	1,455	20

Metals & Mining—1.3%
RTI International Metals, Inc. (a)	1,030	18
Steel Dynamics, Inc.	1,230	18

		36

Multiline Retail—0.7%
Saks, Inc. (a)	4,290	19

Oil, Gas & Consumable Fuels—3.3%
Arena Resources, Inc. (a)	490	16
Carrizo Oil & Gas, Inc. (a)	1,380	24
Goodrich Petroleum Corp. (a)	625	15
Penn Virginia Corp.	995	16
SandRidge Energy, Inc. (a)	2,015	17

		88

Personal Products—0.8%
Alberto-Culver Co.	855	22

Pharmaceuticals—0.8%
Eurand NV (a)	1,628	21

Professional Services—0.8%
ICF International, Inc. (a)	760	21

Real Estate Investment Trust (REIT)—2.4%
Corporate Office Properties Trust	745	22
Dupont Fabros Technology, Inc.	1,635	16
LaSalle Hotel Properties	900	11
Sunstone Hotel Investors, Inc.	3,045	16

		65

Road & Rail—0.7%
Genesee & Wyoming, Inc., Class A (a)	705	19

Semiconductors & Semiconductor Equipment—5.7%
Atmel Corp. (a)	5,970	22
Fairchild Semi-conductor International, Inc. (a)	2,855	20
FormFactor, Inc. (a)	970	17
Hittite Microwave Corp. (a)	660	23
Monolithic Power Systems, Inc. (a)	1,270	28
ON Semi-conductor Corp. (a)	3,175	22
Teradyne, Inc. (a)	3,415	23

		155

Software—9.3%
AsiaInfo Holdings, Inc. (a)	984	17
Blackboard, Inc. (a)	715	21
Commvault Systems, Inc. (a)	1,720	28
Factset Research Systems, Inc.	762	38
JDA Software Group, Inc. (a)	1,905	28
Macrovision Solutions Corp. (a)	955	21
Nuance Communications, Inc. (a)	1,345	16
Rosetta Stone, Inc. (a)	610	17
Solera Holdings, Inc. (a)	1,105	28
TiVo, Inc. (a)	2,245	24
Ultimate Software Group, Inc. (a)	540	13

		251

70	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

RCM Small-Cap Growth Fund

June 30, 2009

	Shares	Value (000s)

Specialty Retail—5.6%
Aaron Rents, Inc., Class B	685	$20
Chico’s FAS, Inc. (a)	2,425	24
Citi Trends, Inc. (a)	785	20
Conn’s, Inc. (a)	1,630	20
Gymboree Corp. (a)	775	28
Hibbett Sports, Inc. (a)	995	18
Lumber Liquidators, Inc. (a)	1,415	22

		152

Textiles, Apparel & Luxury Goods—1.2%
Warnaco Group, Inc. (a)	1,025	33

Wireless Telecommunication Services—0.9%
Leap Wireless International, Inc. (a)	704	23

Total Investments (cost—$2,563)—97.5%		2,643

Other assets less liabilities—2.5%		68

Net Assets—100.0%		$2,711

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	71

Schedule of Investments

RCM Strategic Growth Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—99.4%
Aerospace & Defense—0.9%
General Dynamics Corp.	473	$26
Precision Castparts Corp.	301	22

		48

Air Freight & Logistics—0.9%
FedEx Corp.	890	50

Biotechnology—2.9%
Celgene Corp. (a)(b)	1,012	49
Gilead Sciences, Inc. (a)(b)	2,310	108

		157

Capital Markets—5.4%
Charles Schwab Corp.	3,990	70
Goldman Sachs Group, Inc. (a)	545	80
Invesco Ltd. (a)	4,100	73
Northern Trust Corp.	476	26
State Street Corp.	900	42

		291

Chemicals—4.2%
Air Products & Chemicals, Inc.	535	35
Monsanto Co. (a)	1,453	108
Mosaic Co.	1,840	81

		224

Communications Equipment—5.6%
Cisco Systems, Inc. (b)	3,207	60
Juniper Networks, Inc. (b)	1,120	26
Motorola, Inc.	3,900	26
QUALCOMM, Inc. (a)	2,751	124
Research In Motion Ltd. (a)(b)	940	67

		303

Computers & Peripherals—4.0%
Apple, Inc. (a)(b)	1,244	177
Dell, Inc. (b)	410	6
Seagate Technology	3,015	32

		215

Construction & Engineering—1.0%
Fluor Corp.	430	22
Quanta Services, Inc. (b)	1,270	29

		51

Diversified Consumer Services—1.2%
Apollo Group, Inc., Class A (b)	400	29
DeVry, Inc.	725	36

		65

Diversified Financial Services—0.7%
IntercontinentalExchange, Inc. (a)(b)	345	39

Diversified Telecommunication Services—1.4%
AT&T, Inc. (a)	2,965	74

Electrical Equipment—2.5%
Ametek, Inc.	1,335	46
Evergreen Solar, Inc. (b)	9,745	21
First Solar, Inc. (a)(b)	430	70

		137

Electronic Equipment, Instruments & Components—1.4%
Corning, Inc.	3,385	54
Itron, Inc. (b)	397	22

		76

Energy Equipment & Services—4.8%
National-Oilwell Varco, Inc. (a)(b)	1,070	35
Schlumberger Ltd. (a)	1,666	90

	Shares	Value (000s)

Transocean Ltd. (a)(b)	966	$72
Weatherford International Ltd. (b)	2,995	58

		255

Exchange-Traded Funds—3.7%
Oil Service HOLDRs Trust	556	55
SPDR Gold Trust (b)	472	43
SPDR Trust, Series 1	1,080	99

		197

Food & Staples Retailing—3.5%
CVS Caremark Corp. (a)	2,265	72
Wal-Mart Stores, Inc. (a)	2,382	116

		188

Health Care Equipment & Supplies—1.1%
Alcon, Inc.	300	35
St. Jude Medical, Inc. (b)	670	27

		62

Health Care Providers & Services—1.6%
DaVita, Inc. (b)	510	25
Express Scripts, Inc. (b)	867	60

		85

Hotels, Restaurants & Leisure—2.2%
McDonald’s Corp. (a)	2,096	120

Household Products—2.1%
Clorox Co. (a)	1,235	69
Colgate-Palmolive Co.	594	42

		111

Internet & Catalog Retail—2.5%
Amazon.com, Inc. (a)(b)	1,415	118
Netflix, Inc. (b)	340	14

		132

Internet Software & Services—3.5%
Akamai Technologies, Inc. (b)	1,205	23
Google, Inc., Class A (a)(b)	303	128
LogMeIn, Inc. (b)	326	5
Yahoo!, Inc. (b)	2,240	35

		191

Life Sciences Tools & Services—2.4%
Thermo Fisher Scientific, Inc. (a)(b)	3,160	129

Machinery—0.8%
Deere & Co.	1,105	44

Media—0.6%
DIRECTV Group, Inc. (b)	670	17
Walt Disney Co.	780	18

		35

Metals & Mining—1.7%
Freeport-McMoRan Copper & Gold, Inc.	235	12
Nucor Corp.	1,000	44
U.S. Steel Corp.	985	35

		91

Multiline Retail—3.6%
Kohl’s Corp. (b)	1,165	50
Macy’s, Inc. (a)	9,190	108
Nordstrom, Inc.	1,692	34

		192

Oil, Gas & Consumable Fuels—4.8%
Concho Resources, Inc. (b)	1,005	29
Devon Energy Corp. (a)	1,302	71
Exxon Mobil Corp.	652	45
Southwestern Energy Co. (a)(b)	2,875	112

		257

	Shares	Value (000s)

Personal Products—2.1%
Avon Products, Inc. (a)	4,485	$116

Pharmaceuticals—2.8%
Allergan, Inc.	751	36
Schering-Plough Corp.	1,175	30
Teva Pharmaceutical Industries Ltd. ADR (a)	1,690	83

		149

Road & Rail—1.1%
Burlington Northern Santa Fe Corp.	480	35
CSX Corp.	635	22

		57

Semiconductors & Semiconductor Equipment—7.9%
Advanced Micro Devices, Inc. (b)	4,900	19
Analog Devices, Inc.	775	19
Broadcom Corp., Class A (a)(b)	2,870	71
Intel Corp. (a)	3,527	58
Marvell Technology Group Ltd. (b)	4,875	57
MEMC Electronic Materials, Inc. (b)	1,890	34
Microchip Technology, Inc.	2,270	51
Micron Technology, Inc. (b)	3,650	18
NVIDIA Corp. (b)	2,745	31
ON Semi-conductor Corp. (b)	2,040	14
Texas Instruments, Inc.	2,420	52

		424

Software—10.1%
Activision Blizzard, Inc. (a)(b)	4,040	51
Adobe Systems, Inc. (b)	1,300	37
Autodesk, Inc. (a)(b)	3,810	72
Intuit, Inc. (b)	750	21
Macrovision Solutions Corp. (b)	1,300	28
McAfee, Inc. (b)	1,140	48
Microsoft Corp. (a)	7,215	172
Oracle Corp. (a)	4,005	86
Salesforce.com, Inc. (a)(b)	780	30

		545

Specialty Retail—1.7%
Lowe’s Cos., Inc.	2,435	47
O’Reilly Automotive, Inc. (b)	610	23
Ross Stores, Inc.	505	20

		90

Textiles, Apparel & Luxury Goods—1.4%
Nike, Inc., Class B (a)	1,435	74

Wireless Telecommunication Services—1.3%
American Tower Corp., Class A (a)(b)	1,290	41
Crown Castle International Corp. (b)	1,130	27

		68

Total Common Stock (cost—$5,269)		5,342

SHORT-TERM INVESTMENTS—5.6%
	Principal Amount (000s)
Repurchase Agreement—3.2%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $170; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $178 including accrued interest (cost—$170)	$170	170

72	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2009

	Principal Amount (000s)	Value (000s)

U.S. Treasury Bills—2.4%
1.01%, 8/13/09-9/24/09 (cost—$130)	$130	$130

Total Short-Term Investments (cost—$300)		300

OPTIONS PURCHASED (b)—1.3%
	Contracts
Call Options—1.3%
Cisco Systems, Inc. (CBOE), strike price $21, expires 10/17/09	10	1
Dell, Inc. (CBOE), strike price $11, expires 11/21/09	20	7
strike price $12, expires 11/21/09	20	5
DIRECTV Group, Inc. (CBOE), strike price $22.50, expires 1/16/10	32	11
Electronic Arts, Inc. (CBOE), strike price $60, expires 1/16/10	3	—(c )
Hewlett Packard Co. (CBOE), strike price $37.50, expires 1/16/10	10	4
Intel Corp. (CBOE), strike price $15, expires 1/16/10	64	16
Netflix, Inc. (CBOE), strike price $40, expires 9/19/09	6	2
Palm, Inc. (CBOE), strike price $12.50, expires 1/16/10	12	7
SPDR Trust (CBOE), strike price $95, expires 12/19/09	25	11
Vertex Pharmaceuticals, Inc. (CBOE), strike price $40, expires 1/16/10	7	2
Yahoo, Inc. (CBOE), strike price $15, expires 1/16/10	22	5

		71

Put Options—0.0%
PowerShares QQQ (CBOE), strike price $35, expires 7/18/09	40	1

Total Options Purchased (cost—$68)		72

Total Investments before options written (cost—$5,637)—106.3%		5,714

OPTIONS WRITTEN (b)—(6.4)%
Call Options—(5.1)%
Adobe Systems, Inc. (CBOE), strike price $20, expires 1/16/10	13	(12)
Advanced Micro Devices, Inc. (CBOE), strike price $5, expires 1/16/10	49	(2)
Amazon.com, Inc. (CBOE), strike price $80, expires 1/16/10	6	(7)

	Contracts	Value (000s)

American Tower Corp. (CBOE), strike price $35, expires 1/16/10	9	$(2)
Amgen, Inc. (CBOE), strike price $70, expires 1/16/10	10	(1)
Apollo Group, Inc. (CBOE), strike price $100, expires 8/22/09	4	—(c )
Apple, Inc. (CBOE), strike price $160, expires 7/18/09	3	—(c )
strike price $160, expires 1/16/10	3	(3)
AT&T, Inc. (CBOE), strike price $17.50, expires 1/16/10	16	(12)
Autodesk, Inc. (CBOE), strike price $17.50, expires 7/18/09	36	(6)
Avon Products, Inc. (CBOE), strike price $20, expires 1/16/10	38	(25)
Broadcom Corp. (CBOE), strike price $20, expires 1/16/10	28	(18)
Clorox Co. (CBOE), strike price $55, expires 1/16/10	6	(2)
Corning, Inc. (CBOE), strike price $16, expires 11/21/09	29	(5)
DeVry, Inc. (CBOE), strike price $55, expires 8/22/09	23	(4)
DIRECTV Group, Inc. (CBOE), strike price $30, expires 1/16/10	32	(1)
FedEx Corp. (CBOE), strike price $70, expires 1/16/10	8	(2)
First Solar, Inc. (CBOE), strike price $200, expires 7/18/09	2	—(c )
strike price $210, expires 1/16/10	2	(2)
GameStop Corp. (CBOE), strike price $30, expires 1/16/10	16	(1)
Intel Corp. (CBOE), strike price $20, expires 1/16/10	64	(3)
Invesco Ltd. (CBOE), strike price $17.50, expires 10/17/09	21	(4)
Kohl’s Corp. (CBOE), strike price $40, expires 7/18/09	6	(2)
Macrovision Solutions Corp. (CBOE), strike price $20, expires 1/16/10	13	(5)
Macy’s, Inc. (CBOE), strike price $5, expires 1/16/10	44	(30)
strike price $7.50, expires 8/22/09	44	(19)
McDonald’s Corp. (CBOE), strike price $65, expires 1/16/10	10	(1)
MEMC Electronic Materials, Inc. (CBOE), strike price $20, expires 7/18/09	11	—(c)

	Contracts	Value (000s)

Micron Technology, Inc. (CBOE), strike price $5, expires 1/16/10	25	$(3)
Monsanto Co. (CBOE), strike price $90, expires 7/18/09	6	—(c)
strike price $90, expires 1/16/10	8	(3)
Mosaic Co. (CBOE), strike price $45, expires 1/16/10	18	(14)
Motorola, Inc. (CBOE), strike price $6, expires 1/16/10	39	(5)
Netflix, Inc. (CBOE), strike price $45, expires 9/19/09	6	(1)
Nike, Inc. (CBOE), strike price $60, expires 1/16/10	12	(2)
Nucor Corp. (CBOE), strike price $41, expires 1/16/10	10	(8)
NVIDIA Corp. (CBOE), strike price $7.50, expires 1/16/10	26	(11)
Research In Motion Ltd. (CBOE), strike price $50, expires 1/16/10	9	(22)
Salesforce.com, Inc. (CBOE), strike price $50, expires 1/16/10	4	(1)
SPDR Trust (CBOE), strike price $100, expires 12/19/09	47	(13)
strike price $111, expires 12/19/09	25	(1)
State Street Bank & Trust Co. (CBOE), strike price $40, expires 11/21/09	9	(9)
Thermo Fisher Scientific, Inc. (CBOE), strike price $40, expires 9/19/09	30	(9)
Vertex Pharmaceuticals, Inc. (CBOE), strike price $45, expires 1/16/10	7	(1)
Wal-Mart Stores, Inc. (CBOE), strike price $55, expires 9/19/09	15	—(c)

		(272)

Put Options—(1.3)%
Adobe Systems, Inc. (CBOE), strike price $22.50, expires 7/18/09	4	—(c)
Amgen, Inc. (CBOE), strike price $45, expires 1/16/10	10	(3)
Apollo Group, Inc. (CBOE), strike price $70, expires 8/22/09	4	(1)
Apple, Inc. (CBOE), strike price $70, expires 1/16/10	8	(1)
Cisco Systems, Inc. (CBOE), strike price $15, expires 10/17/09	10	—(c)
Corning, Inc. (CBOE), strike price $12.50, expires 8/22/09	32	—(c)

06.30.09	Allianz Funds Annual Report	73

Schedule of Investments (cont.)

RCM Strategic Growth Fund

June 30, 2009

	Contracts	Value (000s)

Dell, Inc. (CBOE), strike price $8, expires 11/21/09	39	$—(c)
DeVry, Inc. (CBOE), strike price $35, expires 8/22/09	17	(1)
DIRECTV Group, Inc. (CBOE), strike price $17.50, expires 1/16/10	32	(2)
FedEx Corp. (CBOE), strike price $40, expires 1/16/10	8	(1)
strike price $50, expires 7/18/09	4	—(c )
First Solar, Inc. (CBOE), strike price $140, expires 12/19/09	4	(7)
Freeport-McMoRan Copper & Gold, Inc. (CBOE), strike price $44, expires 11/21/09	7	(3)
Gilead Sciences, Inc. (CBOE), strike price $42.50, expires 8/22/09	11	(1)
Goldman Sachs Group, Inc. (CBOE), strike price $50, expires 7/18/09	5	—(c)
strike price $100, expires 7/18/09	4	—(c )
Hewlett Packard Co. (CBOE), strike price $30, expires 1/16/10	34	(3)
strike price $32.50, expires 1/16/10	10	(2)
Intel Corp. (CBOE), strike price $12.50, expires 1/16/10	64	(3)
IntercontinentalExchange, Inc. (CBOE), strike price $55, expires 1/16/10	11	(1)
Itron, Inc. (CBOE), strike price $40, expires 1/16/10	16	(3)
Juniper Networks, Inc. (CBOE), strike price $12.50, expires 1/16/10	63	(1)
KB Financial Group, Inc. (CBOE), strike price $10, expires 10/17/09	80	(5)
Lowe’s Cos., Inc. (CBOE), strike price $15, expires 1/16/10	41	(3)
Macrovision Solutions Corp. (CBOE), strike price $10, expires 1/16/10	13	—(c)
Microchip Technology, Inc. (CBOE), strike price $20, expires 1/16/10	17	(3)
Microsoft Corp. (CBOE), strike price $16, expires 7/18/09	20	—(c)
strike price $17, expires 7/18/09	20	—(c )
strike price $17, expires 10/17/09	15	—(c )
Monsanto Co. (CBOE), strike price $80, expires 7/18/09	15	(9)
Netflix, Inc. (CBOE), strike price $35, expires 9/19/09	6	(1)

	Contracts	Value (000s)

Research In Motion Ltd. (CBOE), strike price $35, expires 1/16/10	8	$(1)
Southwestern Energy Co. (CBOE), strike price $30, expires 9/19/09	8	(1)
SPDR Trust (CBOE), strike price $24, expires 9/19/09	19	(1)
strike price $65, expires 12/19/09	25	(2)
strike price $88, expires 9/19/09	2	(1)
SPX Volatility Index (CBOE), strike price $27.50, expires 7/22/09	50	(8)
Thermo Fisher Scientific, Inc. (CBOE), strike price $30, expires 9/19/09	26	(1)
Vertex Pharmaceuticals, Inc. (CBOE), strike price $25, expires 1/16/10	7	(1)
Walt Disney Co. (CBOE), strike price $15, expires 10/17/09	34	—(c)
strike price $17.50, expires 1/16/10	16	(1)
Yahoo, Inc. (CBOE), strike price $10, expires 1/16/10	22	(1)

		(72)

Total Options Written (premiums received—$522)		(344)

Total Investments net of options written (cost—$5,115)—99.9%		5,370

Other assets less other liabilities—0.1%		7

Net Assets—100.0%		$5,377

Notes to Schedule of Investments:
(a) All or partial amount segregated as collateral for options written.

(b) Non-income producing.

(c) Amount less than $500.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

74	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	75

Statements of Assets and Liabilities

June 30, 2009
Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund
Assets:
Investments, at value	$844,179	$79,566	$95,748
Cash	1	1	—
Receivable for investments sold	17,177	1,915	3,568
Receivable for Fund shares sold	1,932	39	299
Dividends and interest receivable (net of foreign taxes)	522	25	74
Investments in Affiliated Funds–Trustee Deferred Compensation Plan (see Note 5)	89	21	4
Other assets	—	23	—
Total Assets	863,900	81,590	99,693
Liabilities:
Payable for investments purchased	$14,393	$186	$377
Options written, at value	—	—	—
Payable for Fund shares redeemed	832	35	22
Investment advisory fees payable	316	80	37
Administration fees payable	209	17	22
Distribution fees payable	103	3	1
Servicing fees payable	67	—	2
Trustee Deferred Compensation Plan payable (see Note 5)	89	21	4
Recoupment payable to Investment Manager	—	—	—
Total Liabilities	16,009	342	465
Net Assets	$847,891	$81,248	$99,228
Net Assets Consist of:
Paid-in-capital	$1,295,413	$160,948	$148,105
Undistributed (dividends in excess of) net investment income	3,112	(21)	406
Accumulated net realized gain (loss)	(446,409)	(85,172)	(51,460)
Net unrealized appreciation/depreciation of investments and options written	(4,225)	5,493	2,177
Total Net Assets	$847,891	$81,248	$99,228
Net Assets:
Class A	$157,543	$—	$4,803
Class B	14,963	—	—
Class C	55,445	—	2,343
Class D	82,956	—	1,271
Class R	10,553	—	—
Class P	4,308	—	82
Institutional Class	276,437	67,382	90,722
Administrative Class	245,686	13,866	7
Shares Issued and Outstanding:
Class A	13,230	—	729
Class B	1,394	—	—
Class C	5,148	—	363
Class D	7,034	—	193
Class R	887	—	—
Class P	349	—	12
Institutional Class	22,368	5,416	13,650
Administrative Class	20,516	1,183	1
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$11.91	$—	$6.59
Class B	10.74	—	—
Class C	10.77	—	6.46
Class D	11.79	—	6.59
Class R	11.90	—	—
Class P	12.33	—	6.61
Institutional Class	12.36	12.44	6.65
Administrative Class	11.98	11.72	6.62

Cost of Investments	$848,404	$74,073	$93,571
Premiums Received for Options Written	$—	$—	$—

76	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

$740,163	$32,319	$49,352	$4,006	$16,820	$6,075,672	$1,028,751
—	1	—	1	1	—	1
4,039	—	171	—	84	—	4,242
663	44	417	9	5	16,990	5,525
317	40	444	4	59	28,059	2,757
75	2	1	1	2	475	131
—	—	—	—	—	—	—
745,257	32,406	50,385	4,021	16,971	6,121,196	1,041,407

$8,490	$—	$3,174	$—	$404	$—	$10,054
—	—	88	—	—	—	—
1,178	46	32	51	45	13,371	2,425
276	13	23	2	9	2,306	382
185	9	11	1	5	1,458	296
76	4	2	—	4	623	150
61	3	3	—	3	716	158
75	2	1	1	2	475	131
—	—	1	1	—	—	—
10,341	77	3,335	56	472	18,949	13,596
$734,916	$32,329	$47,050	$3,965	$16,499	$6,102,247	$1,027,811

$1,157,894	$45,846	$53,655	$10,128	$38,228	$10,421,938	$1,956,236
(76)	129	13	20	332	13,369	1,226
(453,629)	(13,758)	(104)	(6,342)	(17,128)	(2,831,739)	(657,021)
30,727	112	(6,514)	159	(4,933)	(1,501,321)	(272,630)
$734,916	$32,329	$47,050	$3,965	$16,499	$6,102,247	$1,027,811

$175,461	$6,453	$13,246	$237	$5,612	$1,734,204	$282,001
17,882	3,481	—	—	1,682	122,648	78,213
41,542	3,257	4,416	174	4,366	574,133	145,216
22,739	507	491	38	1,794	700,909	244,284
32,069	—	—	—	—	189,770	12,707
3,099	24	44	7	711	325,300	16,652
312,484	18,595	28,853	3,509	2,322	1,699,111	220,835
129,640	12	—	—	12	756,172	27,903

11,268	644	1,296	28	806	201,972	26,970
1,286	367	—	—	249	14,280	7,514
2,986	344	435	21	652	67,026	13,956
1,449	51	48	5	254	81,423	23,339
2,055	—	—	—	—	22,180	1,212
189	2	4	1	100	37,575	1,566
19,013	1,806	2,810	419	321	196,021	21,003
8,166	1	—	—	2	87,005	2,658

$15.57	$10.02	$10.22	$8.33	$6.97	$8.59	$10.46
13.91	9.48	—	—	6.75	8.59	10.41
13.91	9.48	10.14	8.21	6.69	8.57	10.41
15.69	10.02	10.27	8.33	7.05	8.61	10.47
15.61	—	—	—	—	8.56	10.48
16.42	10.28	10.27	8.38	7.12	8.66	10.63
16.44	10.29	10.27	8.39	7.22	8.67	10.51
15.88	10.13	—	—	7.19	8.69	10.50

$709,436	$32,207	$55,928	$3,847	$21,724	$7,577,002	$1,301,264
$—	$—	$150	$—	$—	$—	$—

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	77

Statements of Assets and Liabilities  (Cont.)

June 30, 2009
Amounts in thousands, except per share amounts	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Growth Fund

Assets:
Investments, at value	$6,991	$5,031,828	$456,264
Investments in Affiliates, at value	—	198,800	—
Cash	—	1	—
Receivable for investments sold	—	10,745	—
Receivable for Fund shares sold	3	29,407	1,056
Dividends and interest receivable (net of foreign taxes)	26	8,006	313
Investments in Affiliated Funds–Trustee Deferred Compensation Plan (see Note 5)	1	251	32
Other assets	—	—	4
Total Assets	7,021	5,279,038	457,669

Liabilities:
Payable for investments purchased	$—	$51,382	$—
Options written, at value	—	—	—
Payable for Fund shares redeemed	8	21,522	3,158
Investment advisory fees payable	4	2,505	184
Administration fees payable	2	1,262	141
Distribution fees payable	1	460	124
Servicing fees payable	1	546	81
Trustee Deferred Compensation Plan payable (see Note 5)	1	251	32
Recoupment payable to Investment Manager	1	—	—
Total Liabilities	18	77,928	3,720
Net Assets	$7,003	$5,201,110	$453,949

Net Assets Consist of:
Paid-in-capital	$14,544	$6,054,882	$635,533
Undistributed (dividends in excess of) net investment income	11	70,758	(34)
Accumulated net realized loss	(5,779)	(744,174)	(209,542)
Net unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(1,773)	(180,356)	27,992
Net Assets	$7,003	$5,201,110	$453,949

Net Assets:
Class A	$3,809	$1,808,029	$177,764
Class B	—	105,915	15,507
Class C	2,299	370,755	182,278
Class D	207	196,748	11,562
Class R	—	95,431	9,830
Class P	232	66,639	5,945
Institutional Class	456	1,780,607	43,143
Administrative Class	—	776,986	7,920

Shares Issued and Outstanding:
Class A	453	93,945	8,406
Class B	—	5,726	891
Class C	275	20,101	10,472
Class D	25	9,998	619
Class R	—	4,876	548
Class P	28	3,318	338
Institutional Class	54	88,474	2,199
Administrative Class	—	40,383	416

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$8.40	$19.25	$21.15
Class B	—	18.50	17.41
Class C	8.36	18.44	17.41
Class D	8.35	19.68	18.69
Class R	—	19.57	17.95
Class P	8.41	20.08	17.59
Institutional Class	8.41	20.13	19.62
Administrative Class	—	19.24	19.04

Cost of Investments	$8,761	$5,145,889	$428,586
Cost of Investments in Affiliates	$—	$258,689	$—
Premiums Received for Options Written	$—	$—	$—

78	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund

$198,475	$283,710	$332,819	$41,801	$2,643	$5,714
—	—	—	—	—	—
—	—	—	—	83	—
695	59	8,812	2,163	12	23
474	74	726	15	3	77
51	56	342	18	1	4
14	36	29	5	1	—
64	229	—	—	—	—
199,773	284,164	342,728	44,002	2,743	5,818

$1,683	$569	$6,462	$2,242	$28	$90
—	—	2,402	—	—	344
540	326	163	6	—	—
103	130	123	16	2	4
55	94	78	10	—	1
40	115	10	2	—	—
25	58	15	1	—	1
14	36	29	5	1	—
—	—	—	—	1	1
2,460	1,328	9,282	2,282	32	441
$197,313	$282,836	$333,446	$41,720	$2,711	$5,377

$269,704	$450,281	$393,136	$64,213	$3,875	$6,628
(11)	1,184	1,608	42	—	1
(85,940)	(187,228)	(47,803)	(25,237)	(1,244)	(1,507)

13,560	18,599	(13,495)	2,702	80	255
$197,313	$282,836	$333,446	$41,720	$2,711	$5,377

$57,700	$93,101	$38,641	$2,608	$—	$2,051
5,097	7,993	4,714	1,260	—	—
61,152	175,813	6,151	2,042	—	553
562	568	20,748	638	—	185
—	—	3,980	76	—	—
876	1,127	2,216	—	8	8
71,702	4,122	240,441	35,085	2,703	2,571
224	112	16,555	11	—	9

3,060	7,984	3,839	1,334	—	166
363	855	491	677	—	—
4,358	18,803	639	1,101	—	46
39	49	2,061	322	—	15
—	—	396	38	—	—
62	96	217	—	1	—
4,485	338	23,447	16,942	250	206
15	9	1,630	5	—	1

$18.85	$11.66	$10.07	$1.95	$—	$12.34
14.04	9.35	9.61	1.86	—	—
14.03	9.35	9.63	1.85	—	12.04
14.32	11.66	10.06	1.98	—	12.33
—	—	10.05	1.97	—	—
14.18	11.69	10.23	—	10.80	12.48
15.99	12.18	10.25	2.07	10.81	12.49
15.61	11.97	10.15	2.01	—	12.39

$184,911	$263,835	$350,594	$39,099	$2,563	$5,637
$—	$—	$—	$—	$—	$—
$—	$—	$6,683	$—	$—	$522

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	79

Statements of Operations

For the Year Ended June 30, 2009

Amounts in thousands	CCM Capital Appreciation Fund	CCM Emerging Companies Fund	CCM Focused Growth Fund

Investment Income:
Interest	$162	$47	$24
Dividends, net of foreign withholding taxes	13,571	888	1,360
Security lending income (net)	72	92	—
Miscellaneous income	149	3	—
Total Income	13,954	1,030	1,384

Expenses:
Investment management fees	4,481	1,545	452
Administration fees	2,922	336	265
Distribution fees — Class B	165	—	—
Distribution fees — Class C	528	—	17
Distribution fees — Class R	29	—	—
Servicing fees — Class A	573	—	14
Servicing fees — Class B	55	—	—
Servicing fees — Class C	176	—	6
Servicing fees — Class D	138	—	3
Servicing fees — Class R	28	—	—
Distribution and/or servicing fees — Administrative Class	697	37	—
Trustees’ fees	165	22	11
Interest expense	1	—	—
Tax expense	31	—	1
Miscellaneous expense	23	—	—
Total Expenses	10,012	1,940	769
Less: Reimbursement from Investment Manager	(25)	—	—
Net Expenses	9,987	1,940	769
Net Investment Income (Loss)	3,967	(910)	615

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(438,090)	(62,029)	(44,721)
Options written	—	—	—
Capital contribution from Affiliate (see Note 10)	9,848	—	—
Payments from Affiliate (see Note 12)	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(82,442)	(4,217)	1,347
Options written	—	—	—
Contingent receivable from Letter of Credit	(5,714)	—	—
Net Realized and Change in Unrealized Loss	(516,398)	(66,246)	(43,374)
Net Decrease in Net Assets Resulting from Investment Operations	$(512,431)	$(67,156)	$(42,759)

80	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund	NACM Growth Fund	NACM Income & Growth Fund	NACM Mid-Cap Growth Fund	NFJ All-Cap Value Fund	NFJ Dividend Value Fund	NFJ Large-Cap Value Fund

$300	$8	$998	$1	$3	$1,174	$178
7,187	579	495	101	903	318,304	33,378
223	—	—	—	10	440	—
151	—	6	—	—	99	2
7,861	587	1,499	102	916	320,017	33,558

3,929	162	148	54	131	28,687	4,058
2,640	103	63	21	74	18,389	3,093
192	32	—	—	16	1,386	362
389	29	12	—	35	5,894	887
87	—	—	—	—	466	30
493	16	6	1	16	5,707	702
64	11	—	—	5	462	121
130	10	4	—	12	1,965	296
174	1	—	—	6	1,327	406
87	—	—	—	—	466	29
358	—	—	—	—	1,746	50
142	3	3	1	3	1,047	136
6	2	1	4	2	—	10
1	3	—	1	1	—	98
20	—	1	—	—	136	—
8,712	372	238	82	301	67,678	10,278
(26)	—	—	—	—	(115)	—
8,686	372	238	82	301	67,563	10,278
(825)	215	1,261	20	615	252,454	23,280

(457,229)	(13,341)	834	(5,017)	(14,927)	(2,881,259)	(401,825)
—	—	85	—	—	—	—
10,539	—	—	—	—	50,151	—
—	—	—	—	—	2	—

(81,505)	258	(3,950)	(771)	3,211	(300,573)	(3,353)
—	—	42	—	—	—	—
(6,072)	—	—	—	—	(26,272)	—
(534,267)	(13,083)	(2,989)	(5,788)	(11,716)	(3,157,951)	(405,178)
$(535,092)	$(12,868)	$(1,728)	$(5,768)	$(11,101)	$(2,905,497)	$(381,898)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	81

Statements of Operations  (Cont.)

For the Year Ended June 30, 2009

Amounts in thousands	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	OCC Growth Fund

Investment Income:
Interest	$2	$1,936	$59
Dividends, net of foreign withholding taxes	410	136,274	5,499
Dividends from investments in Affiliates	—	6,679	—
Security lending income (net)	—	2,167	—
Miscellaneous income	—	210	1
Total Income	412	147,266	5,559

Expenses:
Investment management fees	53	25,317	2,127
Administration fees	33	12,926	1,648
Distribution fees — Class B	—	1,000	121
Distribution fees — Class C	21	2,888	1,457
Distribution fees — Class R	—	157	4
Servicing fees — Class A	12	4,055	433
Servicing fees — Class B	—	333	40
Servicing fees — Class C	7	963	486
Servicing fees — Class D	—	249	14
Servicing fees — Class R	—	157	5
Distribution and/or servicing fees — Administrative Class	—	1,583	8
Dividends on securities sold short	—	—	—
Trustees’ fees	1	707	69
Interest expense	—	—	3
Tax expense	—	—	—
Miscellaneous expense	—	83	9
Total Expenses	127	50,418	6,424
Reimbursement from Investment Manager	—	(150)	(5)
Net Expenses	127	50,268	6,419
Net Investment Income (Loss)	285	96,998	(860)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,437)	(694,476)	(126,279)
Investments in Affiliates	—	(111,548)	—
Options written	—	—	—
Securities sold short	—	—	—
Capital contribution from Affiliate (see Note 10)		50,433	1,715
Foreign currency transactions	—	(6)	—
Net change in unrealized appreciation/depreciation of:
Investments	864	(435,292)	(10,744)
Investments in Affiliates	—	18,501	—
Options written	—	—	—
Securities sold short	—	—	—
Contingent receivable from Letter of Credit	—	(26,844)	(895)
Foreign currency transactions	—	—	(4)
Net Realized and Change in Unrealized Loss	(4,573)	(1,199,232)	(136,207)
Net Decrease in Net Assets Resulting from Investment Operations	$(4,288)	$(1,102,234)	$(137,067)

82	Allianz Funds Annual Report	06.30.2009	See accompanying Notes to Financial Statements

OCC Opportunity Fund	OCC Target Fund	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Small-Cap Growth Fund	RCM Strategic Growth Fund

$10	$52	$36	$7	$1	$4
355	1,598	5,057	442	24	53
—	—	—	—	—	—
938	322	—	18	6	—
18	3	1	—	—	—
1,321	1,975	5,094	467	31	57

1,163	1,846	1,507	237	37	46
619	1,329	952	134	11	15
39	86	39	9	—	—
428	1,570	46	12	—	3
—	—	9	—	—	—
130	268	98	6	—	4
13	29	13	3	—	—
143	523	15	4	—	1
—	2	56	1	—	—
—	—	9	—	—	—
—	—	38	—	—	—
—	—	—	—	—	2
29	55	52	8	1	1
2	—	12	—	—	—
1	—	—	1	—	—
4	8	—	—	—	—
2,571	5,716	2,846	415	49	72
(14)	(15)	—	—	—	—
2,557	5,701	2,846	415	49	72
(1,236)	(3,726)	2,248	52	(18)	(15)

(67,940)	(187,109)	(48,842)	(20,410)	(2,072)	(1,592)
—	—	—	—	—	—
—	—	1,853	—	—	221
—	—	—	—	—	72
4,008	5,160	—	—	—	—
—	1	—	(3)	—	—

16,012	(55,393)	(48,718)	95	(63)	(24)
—	—	—	—	—	—
—	—	2,009	—	—	70
—	—	—	—	—	(29)
(2,154)	(2,685)	—	—	—	—
—	—	—	—	—	—
(50,074)	(240,026)	(93,698)	(20,318)	(2,135)	(1,282)
$(51,310)	$(243,752)	$(91,450)	$(20,266)	$(2,153)	$(1,297)

See accompanying Notes to Financial Statements	06.30.2009	Allianz Funds Annual Report	83

Statements of Changes in Net Assets

Amounts in thousands	CCM Capital Appreciation Fund		CCM Emerging Companies Fund		CCM Focused Growth Fund

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$3,967	$2,365	$(910)	$(2,443)	$615	$199
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(438,090)	53,607	(62,029)	(8,082)	(44,721)	(6,328)
Capital contribution from Affiliate (see Note 10)	9,848	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, options written, securities sold short, foreign currency transactions and contingent receivable from Letter of Credit	(88,156)	(137,847)	(4,217)	(42,971)	1,347	(3,388)
Net decrease resulting from investment operations	(512,431)	(81,875)	(67,156)	(53,496)	(42,759)	(9,517)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	(1,328)	—	—	—	(3)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	(1)
Class D	(85)	(140)	—	—	—	—
Class R	—	(13)	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	(611)	(1,943)	—	—	(308)	(145)
Administrative Class	(171)	(2,951)	—	—	—	—
Net realized capital gains
Class A	—	(37,886)	—	—	—	(1)
Class B	—	(5,571)	—	—	—	—
Class C	—	(12,814)	—	—	—	(1)
Class D	—	(3,579)	—	—	—	(1)
Class R	—	(1,605)	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	—	(33,721)	—	(39,647)	—	(25)
Administrative Class	—	(44,039)	—	(5,961)	—	—
Class II — (Liquidated)	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(867)	(145,590)	—	(45,608)	(308)	(177)

Fund Share Transactions:
Net proceeds from the sale of fund shares	287,871	547,778	20,790	42,116	22,950	108,901
Issued in reinvestment of distributions	798	119,533	—	38,262	228	114
Cost of shares redeemed	(435,731)	(575,963)	(102,643)	(226,556)	(15,691)	(19,656)
Class II — (Liquidated)	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(147,062)	91,348	(81,853)	(146,178)	7,487	89,359
Fund Redemption Fees	31	31	1	2	1	—
Total Increase (Decrease) in Net Assets	(660,329)	(136,086)	(149,008)	(245,280)	(35,579)	79,665

Net Assets:
Beginning of Year	1,508,220	1,644,306	230,256	475,536	134,807	55,142
End of Year*	$847,891	$1,508,220	$81,248	$230,256	$99,228	$134,807
* Including undistributed (dividends in excess of) net investment income of:	$3,112	$1	$(21)	$14	$406	$107

84	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

CCM Mid-Cap Fund		NACM Growth Fund		NACM Income & Growth Fund		NACM Mid-Cap Growth Fund		NFJ All-Cap Value Fund

Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

$(825)	$(2,614)	$215	$(106)	$1,261	$1,167	$20	$—	$615	$849

(457,229)	60,724	(13,341)	(338)	919	890	(5,017)	125	(14,927)	(1,743)
10,539	—	—	—	—	—	—	—	—	—

(87,577)	(65,074)	258	(1,782)	(3,908)	(2,576)	(771)	(2,287)	3,211	(9,453)
(535,092)	(6,964)	(12,868)	(2,226)	(1,728)	(519)	(5,768)	(2,162)	(11,101)	(10,347)

—	—	(9)	—	(183)	(32)	—	—	(355)	(271)
—	—	—	—	—	—	—	—	(91)	(61)
—	—	—	—	(133)	(23)	—	—	(240)	(123)
—	—	—	—	(3)	—	—	—	(108)	(98)
—	—	—	—	—	—	—	—	—	—
—	—	—	—	(1)	—	—	—	—	—
—	—	(78)	—	(1,593)	(950)	—	—	(82)	(273)
—	—	—	—	—	—	—	—	(1)	—

—	(34,037)	—	(223)	(142)	(27)	—	(1)	—	(2,701)
—	(6,860)	—	(189)	—	—	—	—	—	(1,343)
—	(11,459)	—	(196)	(80)	(23)	—	—	—	(2,201)
—	(4,117)	—	(31)	(5)	(1)	—	—	—	(1,500)
—	(5,400)	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	(51,747)	—	(15)	(966)	(946)	(1)	(968)	—	(2,960)
—	(29,195)	—	—	—	—	—	—	—	(28)
—	—	—	—	—	—	—	(1,869)	—	0
—	(142,815)	(87)	(654)	(3,106)	(2,002)	(1)	(2,838)	(877)	(11,559)

233,936	586,561	33,355	15,768	31,282	1,752	2,120	30,931	10,459	25,721
—	133,758	86	539	2,885	1,971	1	969	725	10,184
(385,299)	(485,554)	(12,690)	(13,436)	(4,904)	(117)	(9,609)	(21,045)	(16,290)	(24,373)
—	—	—	—	—	—	—	(15,764)	—	—

(151,363)	234,765	20,751	2,871	29,263	3,606	(7,488)	(4,909)	(5,106)	11,532
8	13	—	—	—	—	—	—	2	—
(686,447)	84,999	7,796	(9)	24,429	1,085	(13,257)	(9,909)	(17,082)	(10,374)

1,421,363	1,336,364	24,533	24,542	22,621	21,536	17,222	27,131	33,581	43,955
$734,916	$1,421,363	$32,329	$24,533	$47,050	$22,621	$3,965	$17,222	$16,499	$33,581

$(76)	$1	$129	$—	$13	$270	$20	$—	$332	$521

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	85

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	NFJ Dividend Value Fund		NFJ Large-Cap Value Fund		NFJ Mid-Cap Value Fund

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$252,454	$200,045	$23,280	$18,301	$285	$226
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(2,881,259)	542,890	(401,825)	(39,980)	(5,437)	294
Net realized gain (loss) on investments in Affiliates	—	—	—	—	—	—
Capital contribution from Affiliate (see Note 10)	50,151	—	—	—	—	—
Payments from Affiliate (see Note 12)	2	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short, foreign currency transactions and contingent receivable from Letter of Credit	(326,845)	(2,008,986)	(3,353)	(165,075)	864	(3,466)
Net change in unrealized appreciation/depreciation of investments in Affiliates	—	—	—	—	—	—
Net increase (decrease) resulting from investment operations	(2,905,497)	(1,266,051)	(381,898)	(186,754)	(4,288)	(2,946)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(84,835)	(86,203)	(6,794)	(6,644)	(159)	(122)
Class B	(5,035)	(5,027)	(1,032)	(290)	—	—
Class C	(22,328)	(19,528)	(2,177)	(1,070)	(72)	(45)
Class D	(23,875)	(10,614)	(4,371)	(2,149)	(7)	(5)
Class R	(6,908)	(4,790)	(240)	(490)	—	—
Class P	(4,933)	—	(197)	—	—	—
Institutional Class	(69,631)	(55,706)	(6,854)	(7,336)	(41)	(54)
Administrative Class	(28,298)	(16,652)	(550)	(143)	—	—
Net realized capital gains
Class A	(136,161)	(187,585)	—	(5,774)	(159)	(250)
Class B	(10,722)	(22,011)	—	(644)	—	—
Class C	(46,503)	(83,104)	—	(1,955)	(105)	(151)
Class D	(30,705)	(25,769)	—	(1,773)	(6)	(8)
Class R	(10,988)	(10,773)	—	(376)	—	—
Class P	(2,051)	—	—	—	—	—
Institutional Class	(96,563)	(93,011)	—	(4,483)	(39)	(74)
Administrative Class	(39,134)	(25,593)	—	(48)	—	—
Total Dividends and Distributions to Shareholders	(618,670)	(646,366)	(22,215)	(33,175)	(588)	(709)

Fund Share Transactions:
Net proceeds from the sale of fund shares	4,308,279	3,344,329	609,807	1,147,185	5,502	7,629
Issued in reorganization	—	—	350,086	—	—	—
Issued in reinvestment of distributions	532,964	539,146	18,910	26,777	457	560
Cost of shares redeemed	(3,084,237)	(2,772,845)	(587,419)	(497,278)	(5,734)	(9,588)
Net increase (decrease) from Fund share transactions	1,757,006	1,110,630	391,384	676,684	225	(1,399)
Fund Redemption Fees	213	61	11	26	—	—
Total Increase (Decrease) in Net Assets	(1,766,948)	(801,726)	(12,718)	456,781	(4,651)	(5,054)

Net Assets:
Beginning of year	7,869,195	8,670,921	1,040,529	583,748	11,654	16,708
End of year*	$6,102,247	$7,869,195	$1,027,811	$1,040,529	$7,003	$11,654
*Including undistributed (dividends in excess of) net investment income:	$13,369	$6,760	$1,226	$266	$11	$7
**	Less than $500.

86	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

NFJ Small-Cap Value Fund		OCC Growth Fund		OCC Opportunity Fund		OCC Target Fund		RCM Large-Cap Growth Fund

Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

$96,998	$58,340	$(860)	$(4,028)	$(1,236)	$(2,242)	$(3,726)	$(6,901)	$2,248	$2,210

(694,482)	576,742	(126,279)	52,324	(67,940)	(12,381)	(187,108)	85,543	(46,989)	23,693
(111,548)	(8,211)	—	—	—	—	—	—	—	—
50,433	—	1,715	—	4,008	—	5,160	—	—	—
—	—	—	—	—	—	—	—	—	—

(462,136)	(960,659)	(11,643)	(56,738)	13,858	(37,080)	(58,078)	(74,578)	(46,709)	(59,031)

18,501	(13,163)	—	—	—	—	—	—	—	—

(1,102,234)	(346,951)	(137,067)	(8,442)	(51,310)	(51,703)	(243,752)	4,064	(91,450)	(33,128)

(26,946)	(29,645)	—	—	—	—	—	—	(129)	(111)
(533)	(2,343)	—	—	—	—	—	—	—	—
(3,018)	(5,131)	—	—	—	—	—	—	—	—
(1,672)	(70)	—	—	—	—	—	—	(40)	(77)
(844)	(581)	—	—	—	—	—	—	—	(1)
—	—	—	—	—	—	—	—	—	—
(26,067)	(19,937)	—	—	—	—	—	—	(1,698)	(1,890)
(11,356)	(16,879)	—	—	—	—	—	—	(75)	(629)

(154,361)	(153,984)	—	—	—	(7,509)	(12,536)	(16,815)	(847)	(3,971)
(13,239)	(23,086)	—	—	—	(2,077)	(1,497)	(4,115)	(117)	(871)
(38,497)	(48,532)	—	—	—	(18,732)	(29,152)	(45,695)	(144)	(842)
(6,584)	(381)	—	—	—	(7)	(68)	(103)	(471)	(3,161)
(5,369)	(6,242)	—	—	—	—	—	—	(75)	(399)
(1)	—	—	—	—	—	(1)	—	—	—
(121,856)	(88,304)	—	—	—	(3,973)	(777)	(1,046)	(5,032)	(27,487)
(60,906)	(69,258)	—	—	—	(12)	(13)	(16)	(328)	(6,097)
(471,249)	(464,373)	—	—	—	(32,310)	(44,044)	(67,790)	(8,956)	(45,536)

3,677,404	1,350,403	147,158	254,101	53,706	132,147	32,050	121,129	95,643	183,174
—	—	—	—	—	—	—	—	—	—
386,790	393,460	—	—	—	27,032	34,767	53,574	8,684	43,349
(1,589,927)	(1,423,306)	(116,274)	(262,584)	(52,024)	(89,194)	(90,526)	(186,120)	(141,280)	(211,438)
2,474,267	320,557	30,884	(8,483)	1,682	69,985	(23,709)	(11,417)	(36,953)	15,085
136	21	4	1	— **	1	3	2	11	8
900,920	(490,746)	(106,179)	(16,924)	(49,628)	(14,027)	(311,502)	(75,141)	(137,348)	(63,571)

4,300,190	4,790,936	560,128	577,052	246,941	260,968	594,338	669,479	470,794	534,365
$5,201,110	$4,300,190	$453,949	$560,128	$197,313	$246,941	$282,836	$594,338	$333,446	$470,794

$70,758	$47,757	$(34)	$131	$(11)	$(1)	$1,184	$198	$1,608	$1,302

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	87

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Mid-Cap Fund		RCM Small-Cap Growth Fund		RCM Strategic Growth Fund

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$52	$(39)	$(18)	$(44)	$(15)	$(28)
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(20,413)	5,277	(2,072)	(547)	(1,299)	(53)
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short, foreign currency transactions and contingent receivable from Letter of Credit	95	(10,291)	(63)	(723)	17	(76)
Net decrease resulting from investment operations	(20,266)	(5,053)	(2,153)	(1,314)	(1,297)	(157)

Distributions to Shareholders from:
Net realized capital gains
Class A	(9)	(37)	—	—	—	(48)
Class B	(4)	(25)	—	—	—	—
Class C	(5)	(28)	—	—	—	(16)
Class D	(2)	(10)	—	—	—	(3)
Institutional Class	(170)	(694)	—	(491)	—	(102)
Administrative Class	—	(12)	—	—	—	—
Total Distributions to Shareholders	(190)	(806)	—	(491)	—	(169)

Fund Share Transactions:
Net proceeds from the sale of Fund shares	10,290	8,035	281	1,554	1,669	2,566
Issued in reinvestment of distributions	183	774	—	491	—	165
Cost of shares redeemed	(22,597)	(14,565)	(3,341)	(511)	(1,089)	(477)
Net increase (decrease) from Fund share transactions	(12,124)	(5,756)	(3,060)	1,534	580	2,254
Fund Redemption Fees	—	—	—	—	— **	—
Total Increase (Decrease) in Net Assets	(32,580)	(11,615)	(5,213)	(271)	(717)	1,928

Net Assets:
Beginning of year	74,300	85,915	7,924	8,195	6,094	4,166
End of year*	$41,720	$74,300	$2,711	$7,924	$5,377	$6,094
* Including undistributed (dividends in excess of) net investment income:	$42	$3	$—	$—	$1	$—
**	Less than $500.

88	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	89

Financial Highlights

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Capital Appreciation Fund
Class A
6/30/2009	$18.14	$0.04	$(6.27)	$(6.23)	$— (b)	$—
6/30/2008	21.00	0.02	(0.92)	(0.90)	(0.06)	(1.90)
6/30/2007	19.71	0.04	2.64	2.68	(0.02)	(1.37)
6/30/2006	17.93	0.04	1.74	1.78	— (b)	—
6/30/2005	16.28	0.08	1.64	1.72	(0.07)	—
Class B
6/30/2009	$16.48	$(0.06)	$(5.68)	$(5.74)	$— (b)	$—
6/30/2008	19.33	(0.12)	(0.83)	(0.95)	— (b)	(1.90)
6/30/2007	18.35	(0.10)	2.45	2.35	— (b)	(1.37)
6/30/2006	16.82	(0.10)	1.63	1.53	— (b)	—
6/30/2005	15.34	(0.04)	1.53	1.49	(0.01)	—
Class C
6/30/2009	$16.53	$(0.06)	$(5.70)	$(5.76)	$— (b)	$—
6/30/2008	19.37	(0.12)	(0.82)	(0.94)	— (b)	(1.90)
6/30/2007	18.39	(0.10)	2.45	2.35	— (b)	(1.37)
6/30/2006	16.85	(0.10)	1.64	1.54	— (b)	—
6/30/2005	15.37	(0.04)	1.54	1.50	(0.02)	—
Class D
6/30/2009	$17.99	$0.05	$(6.23)	$(6.18)	$(0.02)	$—
6/30/2008	20.85	0.02	(0.91)	(0.89)	(0.07)	(1.90)
6/30/2007	19.58	0.04	2.63	2.67	(0.03)	(1.37)
6/30/2006	17.83	0.04	1.73	1.77	(0.02)	—
6/30/2005	16.19	0.07	1.65	1.72	(0.08)	—
Class R
6/30/2009	$18.17	$0.01	$(6.28)	$(6.27)	$— (b)	$—
6/30/2008	21.04	(0.03)	(0.93)	(0.96)	(0.01)	(1.90)
6/30/2007	19.79	(0.01)	2.66	2.65	(0.03)	(1.37)
6/30/2006	18.07	(0.01)	1.75	1.74	(0.02)	—
6/30/2005	16.44	0.02	1.66	1.68	(0.05)	—
Class P
7/7/2008† - 6/30/2009	$18.19	$0.08	$(5.91)	$(5.83)	$(0.03)	$—
Institutional Class
6/30/2009	$18.79	$0.10	$(6.51)	$(6.41)	$(0.02)	$—
6/30/2008	21.64	0.10	(0.95)	(0.85)	(0.10)	(1.90)
6/30/2007	20.22	0.12	2.73	2.85	(0.06)	(1.37)
6/30/2006	18.36	0.12	1.78	1.90	(0.04)	—
6/30/2005	16.63	0.16	1.67	1.83	(0.10)	—
Administrative Class
6/30/2009	$18.22	$0.06	$(6.29)	$(6.23)	$(0.01)	$—
6/30/2008	21.11	0.05	(0.92)	(0.87)	(0.12)	(1.90)
6/30/2007	19.78	0.07	2.66	2.73	(0.03)	(1.37)
6/30/2006	17.99	0.07	1.74	1.81	(0.02)	—
6/30/2005	16.32	0.11	1.64	1.75	(0.08)	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.72%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.78 and (35.06)%, respectively.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.73%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $10.62 and (35.56)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.72%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $10.65 and (35.53)%, respectively.

90	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$— (b)	$—	(b)	$11.91	(d)	(34.34	)%(d)	$157,543	1.11%	1.11%	0.26%	154%
(1.96)	—	(b)	18.14		(5.43)		399,869	1.09	1.09	0.08	134
(1.39)	—	(b)	21.00		14.18		448,379	1.08	1.08	0.21	150
— (b)	—	(b)	19.71		9.95		361,002	1.12	1.12	0.19	161
(0.07)	—		17.93		10.58		271,755	1.11	1.11	0.48	137

$— (b)	$—	(b)	$10.74	(e)	(34.83	)%(e)	$14,963	1.86%	1.86%	(0.49)%	154%
(1.90)	—	(b)	16.48		(6.17)		41,429	1.84	1.84	(0.66)	134
(1.37)	—	(b)	19.33		13.36		60,862	1.83	1.83	(0.52)	150
— (b)	—	(b)	18.35		9.10		75,309	1.87	1.87	(0.56)	161
(0.01)	—		16.82		9.74		67,785	1.86	1.86	(0.24)	137

$— (b)	$—	(b)	$10.77	(f)	(34.81	)%(f)	$55,445	1.86%	1.86%	(0.46)%	154%
(1.90)	—	(b)	16.53		(6.16)		113,744	1.84	1.84	(0.67)	134
(1.37)	—	(b)	19.37		13.33		134,475	1.83	1.83	(0.53)	150
— (b)	—	(b)	18.39		9.14		138,280	1.87	1.87	(0.56)	161
(0.02)	—		16.85		9.74		111,461	1.86	1.86	(0.24)	137

$(0.02)	$—	(b)	$11.79	(g)	(34.36	)%(g)	$82,956	1.11%	1.11%	0.39%	154%
(1.97)	—	(b)	17.99		(5.44)		37,601	1.09	1.09	0.08	134
(1.40)	—	(b)	20.85		14.18		38,714	1.08	1.08	0.22	150
(0.02)	—	(b)	19.58		9.91		34,210	1.12	1.12	0.20	161
(0.08)	—		17.83		10.65		16,394	1.11	1.11	0.43	137

$— (b)	$—	(b)	$11.90	(h)	(34.51	)%(h)	$10,553	1.36%	1.36%	0.06%	154%
(1.91)	—	(b)	18.17		(5.68)		16,864	1.34	1.34	(0.16)	134
(1.40)	—	(b)	21.04		13.92		18,552	1.33	1.33	(0.04)	150
(0.02)	—	(b)	19.79		9.62		13,019	1.37	1.37	(0.05)	161
(0.05)	—		18.07		10.24		4,151	1.41 (c)	1.41 (c)	0.12	137

$(0.03)	$—	(b)	$12.33	(i)	(32.04	)%(i)	$4,308	0.79%*	0.79%*	0.67%*	154%

$(0.02)	$—	(b)	$12.36	(j)	(34.08	)%(j)	$276,437	0.71%	0.71%	0.71%	154%
(2.00)	—	(b)	18.79		(5.05)		459,142	0.69	0.69	0.47	134
(1.43)	—	(b)	21.64		14.67		424,762	0.68	0.68	0.61	150
(0.04)	—	(b)	20.22		10.33		383,054	0.72	0.72	0.60	161
(0.10)	—		18.36		11.01		258,048	0.71	0.71	0.90	137

$(0.01)	$—	(b)	$11.98	(k)	(34.26	)%(k)	$245,686	0.96%	0.96%	0.45%	154%
(2.02)	—	(b)	18.22		(5.32)		439,571	0.93	0.93	0.24	134
(1.40)	—	(b)	21.11		14.37		518,562	0.93	0.93	0.37	150
(0.02)	—	(b)	19.78		10.09		459,715	0.97	0.97	0.35	161
(0.08)	—		17.99		10.75		287,845	0.96	0.96	0.66	137
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.67 and (35.03)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.71%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (35.22)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.12 per share and the total return by 0.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $12.21 and (32.70)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $12.23 and (34.78)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.13 per share and the total return by 0.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.85 and (34.92)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	91

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Emerging Companies Fund
Institutional Class
6/30/2009	$17.28	$(0.08)	$(4.76)	$(4.84)	$—	$—
6/30/2008	23.21	(0.14)	(3.04)	(3.18)	—	(2.75)
6/30/2007	24.55	(0.11)	1.14	1.03	—	(2.37)
6/30/2006	23.27	(0.20)	3.40	3.20	—	(1.92)
6/30/2005	23.89	(0.18)	1.73	1.55	—	(2.17)
Administrative Class
6/30/2009	$16.32	$(0.11)	$(4.49)	$(4.60)	$—	$—
6/30/2008	22.12	(0.19)	(2.86)	(3.05)	—	(2.75)
6/30/2007	23.57	(0.16)	1.08	0.92	—	(2.37)
6/30/2006	22.46	(0.25)	3.28	3.03	—	(1.92)
6/30/2005	23.20	(0.23)	1.66	1.43	—	(2.17)
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

92	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$12.44	(28.01)%	$67,382	1.42%	(0.65)%	142%
(2.75)	—	(b)	17.28	(15.22)	206,444	1.50	(0.69)	140
(2.37)	—	(b)	23.21	4.71	420,835	1.51	(0.49)	188
(1.92)	—	(b)	24.55	14.08	597,208	1.52	(0.81)	155
(2.17)	—		23.27	6.82	597,547	1.51	(0.79)	144

$—	$—	(b)	$11.72	(28.19)%	$13,866	1.67%	(0.91)%	142%
(2.75)	—	(b)	16.32	(15.43)	23,812	1.75	(0.95)	140
(2.37)	—	(b)	22.12	4.47	54,701	1.76	(0.74)	188
(1.92)	—	(b)	23.57	13.82	62,776	1.77	(1.06)	155
(2.17)	—		22.46	6.49	50,854	1.76	(1.05)	144

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	93

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Focused Growth Fund
Class A
6/30/2009	$9.67	$0.02	$(3.10)	$(3.08)	$— (b)	$—
6/30/2008	10.47	(0.01)	(0.78)	(0.79)	(0.01)	—	(b)
7/05/2006† - 6/30/2007	9.30	(0.02)	1.36	1.34	(0.03)	(0.14)
Class C
6/30/2009	$9.55	$(0.03)	$(3.06)	$(3.09)	$— (b)	$—
6/30/2008	10.42	(0.09)	(0.78)	(0.87)	— (b)	—	(b)
7/05/2006† - 6/30/2007	9.30	(0.09)	1.36	1.27	(0.01)	(0.14)
Class D
6/30/2009	$9.67	$0.02	$(3.10)	$(3.08)	$— (b)	$—
6/30/2008	10.47	(0.01)	(0.79)	(0.80)	— (b)	—	(b)
7/5/2006† - 6/30/2007	9.30	(0.01)	1.36	1.35	(0.04)	(0.14)
Class P
7/7/2008† - 6/30/2009	$9.44	$0.04	$(2.83)	$(2.79)	$(0.04)	$—
Institutional Class
6/30/2009	$9.75	$0.05	$(3.13)	$(3.08)	$(0.02)	$—
6/30/2008	10.54	0.03	(0.80)	(0.77)	(0.02)	—	(b)
6/30/2007	9.34	0.03	1.33	1.36	(0.02)	(0.14)
6/30/2006	7.82	0.04	1.50	1.54	(0.02)	—
6/30/2005	6.94	0.02	0.86	0.88	—	—
Administrative Class
6/30/2009	$9.71	$0.03	$(3.12)	$(3.09)	$— (b)	$—
6/30/2008	10.50	—(b )	(0.79)	(0.79)	— (b)	—	(b)
9/15/2006† - 6/30/2007	9.14	0.01	1.52	1.53	(0.03)	(0.14)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Less than 0.005%.

94	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$— (b)	$—	(b)	$6.59	(31.85)%	$4,803	1.11%		0.26%	156%
(0.01)	—	(b)	9.67	(7.55)	7,418	1.12		(0.13)	143
(0.17)	—		10.47	14.60	1,704	1.11	*	(0.23)*	106

$— (b)	$—	(b)	$6.46	(32.34)%	$2,343	1.86%		(0.48)%	156%
— (b)	—	(b)	9.55	(8.30)	2,706	1.86		(0.89)	143
(0.15)	—		10.42	13.81	1,351	1.86	*	(0.91)*	106

$— (b)	$—	(b)	$6.59	(31.85)%	$1,271	1.11%		0.28%	156%
— (b)	—	(b)	9.67	(7.61)	1,811	1.12		(0.13)	143
(0.18)	—	(b)	10.47	14.16	1,225	1.11	*	(0.06)*	106

$(0.04)	$—	(b)	$6.61	(29.52)%	$82	0.80	%*	0.53%*	156%

$(0.02)	$—	(b)	$6.65	(31.54)%	$90,722	0.71%		0.67%	156%
(0.02)	—	(b)	9.75	(7.30)	122,861	0.72		0.30	143
(0.16)	—		10.54	14.72	50,850	0.71		0.30	106
(0.02)	—	(b)	9.34	19.68	4,600	0.73		0.48	153
—	—		7.82	12.79	3,457	0.71		0.24	123

$— (b)	$—	(b)	$6.62	(31.80)%	$7	0.97%		0.40%	156%
— (b)	—	(b)	9.71	(7.49)	11	0.96		— (c)	143
(0.17)	—		10.50	16.96	12	0.96	*	0.13 *	106

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	95

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
CCM Mid-Cap Fund
Class A
6/30/2009	$25.56	$(0.03)	$(9.96)	$(9.99)	$—	$—
6/30/2008	28.34	(0.07)	0.36	0.29	—	(3.07)
6/30/2007	27.57	(0.01)	3.65	3.64	—	(2.87)
6/30/2006	24.47	(0.02)	3.12	3.10	—	—
6/30/2005	21.26	(0.02)	3.23	3.21	—	—
Class B
6/30/2009	$23.00	$(0.15)	$(8.94)	$(9.09)	$—	$—
6/30/2008	25.97	(0.25)	0.35	0.10	—	(3.07)
6/30/2007	25.68	(0.19)	3.35	3.16	—	(2.87)
6/30/2006	22.96	(0.20)	2.92	2.72	—	—
6/30/2005	20.10	(0.17)	3.03	2.86	—	—
Class C
6/30/2009	$23.01	$(0.15)	$(8.95)	$(9.10)	$—	$—
6/30/2008	25.99	(0.25)	0.34	0.09	—	(3.07)
6/30/2007	25.69	(0.20)	3.37	3.17	—	(2.87)
6/30/2006	22.97	(0.20)	2.92	2.72	—	—
6/30/2005	20.11	(0.17)	3.03	2.86	—	—
Class D
6/30/2009	$25.75	$(0.07)	$(9.99)	$(10.06)	$—	$—
6/30/2008	28.53	(0.10)	0.39	0.29	—	(3.07)
6/30/2007	27.73	(0.01)	3.68	3.67	—	(2.87)
6/30/2006	24.61	(0.01)	3.13	3.12	—	—
6/30/2005	21.38	(0.02)	3.25	3.23	—	—
Class R
6/30/2009	$25.67	$(0.07)	$(9.99)	$(10.06)	$—	$—
6/30/2008	28.52	(0.14)	0.36	0.22	—	(3.07)
6/30/2007	27.79	(0.08)	3.68	3.60	—	(2.87)
6/30/2006	24.73	(0.08)	3.14	3.06	—	—
6/30/2005	21.56	(0.08)	3.25	3.17	—	—
Class P
7/7/2008† - 6/30/2009	$25.53	$0.02	$(9.13)	$(9.11)	$—	$—
Institutional Class
6/30/2009	$26.87	$0.04	$(10.47)	$(10.43)	$—	$—
6/30/2008	29.54	0.04	0.36	0.40	—	(3.07)
6/30/2007	28.50	0.10	3.81	3.91	—	(2.87)
6/30/2006	25.20	0.10	3.20	3.30	—	—
6/30/2005	21.80	0.07	3.33	3.40	—	—
Administrative Class
6/30/2009	$26.02	$(0.01)	$(10.13)	$(10.14)	$—	$—
6/30/2008	28.76	(0.03)	0.36	0.33	—	(3.07)
6/30/2007	27.89	0.03	3.71	3.74	—	(2.87)
6/30/2006	24.71	0.02	3.16	3.18	—	—
6/30/2005	21.44	0.02	3.25	3.27	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.55 and 12.60%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.66 and 11.78%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $25.67 and 11.77%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.71 and 12.61%, respectively.
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.77 and 12.31%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $28.48 and 13.04%, respectively.

96	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$15.57	(k)	(39.08	)%(k)	$175,461	1.11%	1.11%	(0.20)%	148%
(3.07)	—	(b)	25.56		0.31		307,962	1.09	1.09	(0.28)	149
(2.87)	—	(b)	28.34		14.52		334,271	1.09	1.09	(0.05)	164
—	—	(b)	27.57	(d)	12.67	(d)	353,019	1.11	1.11	(0.06)	174
—	—		24.47		15.10		209,885	1.11	1.11	(0.08)	140

$—	$—	(b)	$13.91	(l)	(39.52	)%(l)	$17,882	1.86%	1.86%	(0.98)%	148%
(3.07)	—	(b)	23.00		(0.44)		47,947	1.84	1.84	(1.02)	149
(2.87)	—	(b)	25.97		13.67		64,763	1.84	1.84	(0.79)	164
—	—	(b)	25.68	(e)	11.85	(e)	85,023	1.86	1.86	(0.81)	174
—	—		22.96		14.23		61,076	1.86	1.86	(0.84)	140

$—	$—	(b)	$13.91	(m)	(39.55	)%(m)	$41,542	1.86%	1.86%	(0.96)%	148%
(3.07)	—	(b)	23.01		(0.48)		86,421	1.84	1.84	(1.02)	149
(2.87)	—	(b)	25.99		13.71		102,361	1.84	1.84	(0.80)	164
—	—	(b)	25.69	(f)	11.84	(f)	122,217	1.86	1.86	(0.80)	174
—	—		22.97		14.22		88,789	1.86	1.86	(0.83)	140

$—	$—	(b)	$15.69	(n)	(39.07	)%(n)	$22,739	1.11%	1.11%	(0.34)%	148%
(3.07)	—	(b)	25.75		0.31		193,222	1.09	1.09	(0.38)	149
(2.87)	—	(b)	28.53		14.55		27,561	1.09	1.09	(0.05)	164
—	—	(b)	27.73	(g)	12.68	(g)	30,758	1.11	1.11	(0.04)	174
—	—		24.61		15.11		60,353	1.11	1.11	(0.07)	140

$—	$—	(b)	$15.61	(o)	(39.19	)%(o)	$32,069	1.36%	1.36%	(0.43)%	148%
(3.07)	—	(b)	25.67		0.04		48,771	1.34	1.34	(0.52)	149
(2.87)	—	(b)	28.52		14.25		47,308	1.34	1.34	(0.31)	164
—	—	(b)	27.79	(h)	12.37	(h)	40,579	1.36	1.36	(0.31)	174
—	—		24.73		14.70		17,826	1.42 (c)	1.42 (c)	(0.33)	140

$—	$—	(b)	$16.42	(p)	(35.68	)%(p)	$3,099	0.80%*	0.80%*	0.12%*	148%

$—	$—	(b)	$16.44	(q)	(38.82	)%(q)	$312,484	0.71%	0.71%	0.21%	148%
(3.07)	—	(b)	26.87		0.69		522,366	0.69	0.69	0.12	149
(2.87)	—	(b)	29.54		15.02		482,027	0.69	0.69	0.35	164
—	—	(b)	28.50	(i)	13.10	(i)	470,705	0.71	0.71	0.35	174
—	—		25.20		15.60		271,735	0.71	0.71	0.31	140

$—	$—	(b)	$15.88	(r)	(38.97	)%(r)	$129,640	0.96%	0.96%	(0.04)%	148%
(3.07)	—	(b)	26.02		0.45		214,673	0.94	0.94	(0.11)	149
(2.87)	—	(b)	28.76		14.73		278,073	0.94	0.94	0.11	164
—	—	(b)	27.89	(j)	12.87	(j)	304,305	0.96	0.96	0.09	174
—	—		24.71		15.25		260,340	0.96	0.96	0.07	140
(j)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $27.87 and 12.81%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.83%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.36 and (39.91)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.19 per share and the total return by 0.83%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.72 and (40.35)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.19 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.72 and (40.37)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.45 and (40.00)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.40 and (40.01)%, respectively.
(p)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 0.79%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $16.22 and (36.47)%, respectively.
(q)	Capital contribution from Affiliate increased the end of year net asset value by $0.22 per share and the total return by 0.82%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $16.22 and (39.64)%, respectively.
(r)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 0.81%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (39.78)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	97

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Growth Fund
Class A
6/30/2009	$14.09	$0.07	$(4.13)	$(4.06)	$(0.01)	$— (b)
6/30/2008	15.20	— (b)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.89	0.02	2.63	2.65	—	(0.34)
6/30/2006	12.72	0.01	1.17	1.18	—	(1.01)
6/30/2005	11.94	0.01	1.06	1.07	—	(0.29)
Class B
6/30/2009	$13.41	$(0.01)	$(3.92)	$(3.93)	$— (b)	$— (b)
6/30/2008	14.59	(0.10)	(0.75)	(0.85)	—	(0.33)
6/30/2007	12.47	(0.09)	2.55	2.46	—	(0.34)
6/30/2006	12.44	(0.09)	1.13	1.04	—	(1.01)
6/30/2005	11.76	(0.08)	1.05	0.97	—	(0.29)
Class C
6/30/2009	$13.41	$(0.01)	$(3.92)	$(3.93)	$— (b)	$— (b)
6/30/2008	14.58	(0.11)	(0.73)	(0.84)	—	(0.33)
6/30/2007	12.47	(0.10)	2.55	2.45	—	(0.34)
6/30/2006	12.43	(0.08)	1.13	1.05	—	(1.01)
6/30/2005	11.76	(0.08)	1.04	0.96	—	(0.29)
Class D
6/30/2009	$14.07	$0.07	$(4.12)	$(4.05)	$— (b)	$— (b)
6/30/2008	15.18	— (b)	(0.78)	(0.78)	—	(0.33)
6/30/2007	12.88	0.02	2.62	2.64	—	(0.34)
6/30/2006	12.72	0.01	1.16	1.17	—	(1.01)
6/30/2005	11.93	0.01	1.07	1.08	—	(0.29)
Class P
7/7/2008† - 6/30/2009	$14.23	$0.11	$(4.01)	$(3.90)	$(0.05)	$— (b)
Institutional Class
6/30/2009	$14.47	$0.11	$(4.24)	$(4.13)	$(0.05)	$— (b)
6/30/2008	15.54	0.07	(0.81)	(0.74)	—	(0.33)
6/30/2007	13.12	0.07	2.69	2.76	—	(0.34)
6/30/2006	12.89	0.06	1.18	1.24	—	(1.01)
6/30/2005	12.04	0.07	1.07	1.14	—	(0.29)
Administrative Class
6/30/2009	$14.24	$0.08	$(4.17)	$(4.09)	$(0.02)	$— (b)
6/30/2008	15.33	0.03	(0.79)	(0.76)	—	(0.33)
6/30/2007	12.98	0.04	2.65	2.69	—	(0.34)
6/30/2006	12.79	0.03	1.17	1.20	—	(1.01)
6/30/2005	11.98	0.04	1.06	1.10	—	(0.29)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.92%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 0.77%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.

98	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.01)	$—	(b)	$10.02	(28.78)%	$6,453	1.18%		0.64%	138%
(0.33)	—	(b)	14.09	(5.41)	9,115	1.17		0.03	105
(0.34)	—	(b)	15.20	20.79	9,411	1.17		0.12	168
(1.01)	—	(b)	12.89	9.46	945	1.16	(e)	0.07	152
(0.29)	—		12.72	8.95	587	1.23	(c)	0.10	274

$— (b)	$—	(b)	$9.48	(29.30)%	$3,481	1.93%		(0.12)%	138%
(0.33)	—	(b)	13.41	(6.12)	7,634	1.92		(0.71)	105
(0.34)	—	(b)	14.59	19.96	6,483	1.93		(0.65)	168
(1.01)	—	(b)	12.47	8.50	1,560	1.91	(f)	(0.68)	152
(0.29)	—		12.44	8.23	1,400	1.97	(c)	(0.64)	274

$— (b)	$—	(b)	$9.48	(29.30)%	$3,257	1.93%		(0.12)%	138%
(0.33)	—	(b)	13.41	(6.05)	6,161	1.92		(0.73)	105
(0.34)	—	(b)	14.58	19.88	6,923	1.93		(0.69)	168
(1.01)	—	(b)	12.47	8.60	918	1.91	(f)	(0.65)	152
(0.29)	—		12.43	8.15	486	1.98	(c)	(0.66)	274

$— (b)	$—	(b)	$10.02	(28.78)%	$507	1.18%		0.64%	138%
(0.33)	—	(b)	14.07	(5.41)	910	1.17		0.03	105
(0.34)	—	(b)	15.18	20.73	1,019	1.17		0.12	168
(1.01)	—	(b)	12.88	9.37	17	1.16	(e)	0.09	152
(0.29)	—		12.72	9.05	13	1.23	(c)	0.12	274

$(0.05)	$—	(b)	$10.28	(27.37)%	$24	0.88	%*	1.01%*	138%

$(0.05)	$—	(b)	$10.29	(28.50)%	$18,595	0.78%		1.04%	138%
(0.33)	—	(b)	14.47	(5.02)	696	0.77		0.43	105
(0.34)	—	(b)	15.54	21.27	688	0.78		0.51	168
(1.01)	—	(b)	13.12	9.81	567	0.76	(g)	0.43	152
(0.29)	—		12.89	9.47	1,202	0.80	(d)	0.55	274

$(0.02)	$—	(b)	$10.13	(28.68)%	$12	1.03%		0.79%	138%
(0.33)	—	(b)	14.24	(5.23)	17	1.01		0.18	105
(0.34)	—	(b)	15.33	20.96	18	1.03		0.26	168
(1.01)	—	(b)	12.98	9.56	15	1.01	(h)	0.22	152
(0.29)	—		12.79	9.18	13	1.05	(d)	0.30	274

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	99

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Income & Growth Fund
Class A
6/30/2009	$13.87	$0.50	$(2.71)	$(2.21)	$(0.88)	$(0.56)
6/30/2008	15.54	0.74	(1.08)	(0.34)	(0.65)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.28	0.51	0.79	(0.22)	(0.03)
Class C
6/30/2009	$13.82	$0.43	$(2.73)	$(2.30)	$(0.82)	$(0.56)
6/30/2008	15.51	0.63	(1.09)	(0.46)	(0.55)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.27	0.48	0.75	(0.21)	(0.03)
Class D
6/30/2009	$13.95	$0.47	$(2.71)	$(2.24)	$(0.88)	$(0.56)
6/30/2008	15.55	0.72	(1.06)	(0.34)	(0.58)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.23	0.55	0.78	(0.20)	(0.03)
Class P
7/7/2008† - 6/30/2009	$13.73	$0.58	$(2.58)	$(2.00)	$(0.90)	$(0.56)
Institutional Class
6/30/2009	$13.93	$0.58	$(2.77)	$(2.19)	$(0.91)	$(0.56)
6/30/2008	15.57	0.79	(1.08)	(0.29)	(0.67)	(0.68)
2/28/2007† - 6/30/2007	15.00	0.25	0.56	0.81	(0.21)	(0.03)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.

100	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.44)	$—	(b)	$10.22	(14.38)%	$13,246	1.30%		4.99%		159%
(1.33)	—		13.87	(2.46)	1,176	1.31		4.97		152
(0.25)	—		15.54	5.19	246	1.33	*	5.40	*	127

$(1.38)	$—	(b)	$10.14	(14.97)%	$4,416	2.05%		4.47%		159%
(1.23)	—		13.82	(3.21)	808	2.06		4.25		152
(0.24)	—		15.51	4.94	195	2.06	*	5.27	*	127

$(1.44)	$—	(b)	$10.27	(14.36)%	$491	1.28%		4.56%		159%
(1.26)	—		13.95	2.35	11	1.31		4.79		152
(0.23)	—	(b)	15.55	5.08	15	1.31	*(c)	4.52	*	127

$(1.46)	$—	(b)	$10.27	(12.86)%	$44	1.01	%*	5.73	%*	159%

$(1.47)	$—	(b)	$10.27	(14.03)%	$28,853	0.92%		5.68%		159%
(1.35)	—		13.93	(2.03)	20,626	0.92		5.22		152
(0.24)	—		15.57	5.29	21,080	0.91	*	4.94	*	127

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	101

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Mid-Cap Growth Fund
Class A
6/30/2009	$11.87	$0.01	$(3.55)	$(3.54)	$—	$—	(b)
7/30/2007† - 06/30/2008	12.55	(0.03)	(0.41)	(0.44)	—	(0.24)
Class C
6/30/2009	$11.79	$(0.05)	$(3.53)	$(3.58)	$—	$—	(b)
7/30/2007† - 06/30/2008	12.55	(0.12)	(0.40)	(0.52)	—	(0.24)
Class D
6/30/2009	$11.87	$0.02	$(3.56)	$(3.54)	$—	$—	(b)
7/30/2007† - 6/30/2008	12.55	(0.04)	(0.40)	(0.44)	—	(0.24)
Class P
7/7/2008† - 6/30/2009	$11.33	$0.02	$(2.97)	$(2.95)	$—	$—	(b)
Institutional Class
6/30/2009	$11.91	$0.02	$(3.54)	$(3.52)	$—	$—	(b)
7/30/2007† - 6/30/2008	14.37	0.01	(2.23)	(2.22)	—	(0.24)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

102	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	(b)	$8.33	(29.81)%	$237	1.36%		0.12%		127%
(0.24)		11.87	(3.62)	104	1.37	*	(0.27	)*	215

$—	(b)	$8.21	(30.35)%	$174	2.10%		(0.65)%		127%
(0.24)		11.79	(4.27)	10	2.10	*	(1.08	)*	215

$—	(b)	$8.33	(29.81)%	$38	1.34%		0.24%		127%
(0.24)		11.87	(3.62)	14	1.35	*	(0.32	)*	215

$—	(b)	$8.38	(26.03)%	$7	1.08	%*	0.29	%*	127%

$—	(b)	$8.39	(29.54)%	$3,509	0.98%		0.26%		127%
(0.24)		11.91	(5.94)	17,094	1.09	*	0.05	*	215

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	103

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ All-Cap Value Fund
Class A
6/30/2009	$11.35	$0.25	$(4.20)	$(3.95)	$(0.43)	$—
6/30/2008	20.03	0.34	(4.19)	(3.85)	(0.31)	(4.52)
6/30/2007	17.36	0.26	2.97	3.23	(0.16)	(0.40)
6/30/2006	15.76	0.15	2.13	2.28	(0.03)	(0.65)
6/30/2005	15.24	0.10	1.23	1.33	—	(0.83)
Class B
6/30/2009	$10.93	$0.20	$(4.05)	$(3.85)	$(0.33)	$—
6/30/2008	19.45	0.21	(4.06)	(3.85)	(0.15)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	—(b )	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
Class C
6/30/2009	$10.91	$0.19	$(4.04)	$(3.85)	$(0.37)	$—
6/30/2008	19.45	0.22	(4.05)	(3.83)	(0.19)	(4.52)
6/30/2007	16.90	0.11	2.89	3.00	(0.05)	(0.40)
6/30/2006	15.45	0.02	2.08	2.10	—(b )	(0.65)
6/30/2005	15.06	(0.01)	1.21	1.20	—	(0.83)
Class D
6/30/2009	$11.44	$0.26	$(4.23)	$(3.97)	$(0.42)	$—
6/30/2008	20.06	0.33	(4.20)	(3.87)	(0.23)	(4.52)
6/30/2007	17.41	0.25	2.98	3.23	(0.18)	(0.40)
6/30/2006	15.81	0.14	2.16	2.30	(0.05)	(0.65)
6/30/2005	15.29	0.09	1.24	1.33	—	(0.83)
Class P
7/7/2008† - 6/30/2009	$11.23	$0.40	$(4.02)	$(3.62)	$(0.49)	$—
Institutional Class
6/30/2009	$11.62	$0.30	$(4.30)	$(4.00)	$(0.40)	$—
6/30/2008	20.32	0.42	(4.29)	(3.87)	(0.31)	(4.52)
6/30/2007	17.61	0.32	3.02	3.34	(0.23)	(0.40)
6/30/2006	15.97	0.22	2.16	2.38	(0.09)	(0.65)
6/30/2005	15.36	0.21	1.22	1.43	—	(0.83)
Administrative Class
6/30/2009	$11.67	$0.28	$(4.32)	$(4.04)	$(0.44)	$—
6/30/2008	20.21	0.41	(4.31)	(3.90)	(0.12)	(4.52)
6/30/2007	17.52	0.28	3.00	3.28	(0.19)	(0.40)
6/30/2006	15.87	0.18	2.15	2.33	(0.03)	(0.65)
6/30/2005	15.31	0.13	1.25	1.38	—	(0.83)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(f)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(g)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%.
(h)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.17%.

104	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.43)	$—	(b)	$6.97	(34.71)%	$5,612	1.33%		3.27%	71%
(4.83)	—	(b)	11.35	(22.71)	9,301	1.31		2.31	47
(0.56)	—	(b)	20.03	18.76	8,636	1.33		1.36	122
(0.68)	—	(b)	17.36	14.70	4,452	1.32	(e)	0.90	55
(0.83)	0.02		15.76	8.77	2,696	1.38	(c)	0.61	150

$(0.33)	$—	(b)	$6.75	(35.18)%	$1,682	2.08%		2.54%	71%
(4.67)	—	(b)	10.93	(23.35)	3,483	2.06		1.45	47
(0.45)	—	(b)	19.45	17.89	6,174	2.08		0.60	122
(0.65)	—	(b)	16.90	13.78	4,515	2.07	(f)	0.15	55
(0.83)	0.02		15.45	7.99	2,657	2.12	(c)	(0.07)	150

$(0.37)	$—	(b)	$6.69	(35.26)%	$4,366	2.08%		2.57%	71%
(4.71)	—	(b)	10.91	(23.27)	6,571	2.06		1.51	47
(0.45)	—	(b)	19.45	17.86	8,359	2.08		0.61	122
(0.65)	—	(b)	16.90	13.78	5,727	2.07	(f)	0.14	55
(0.83)	0.02		15.45	7.99	5,155	2.12	(c)	(0.08)	150

$(0.42)	$—	(b)	$7.05	(34.71)%	$1,794	1.33%		3.26%	71%
(4.75)	—	(b)	11.44	(22.71)	3,722	1.31		2.13	47
(0.58)	—	(b)	20.06	18.69	9,566	1.33		1.33	122
(0.70)	—	(b)	17.41	14.74	2,947	1.32	(e)	0.80	55
(0.83)	0.02		15.81	8.74	216	1.37	(c)	0.54	150

$(0.49)	$—	(b)	$7.12	(32.14)%	$711	0.99	%*	5.56%*	71%

$(0.40)	$—	(b)	$7.22	(34.36)%	$2,322	0.93%		3.38%	71%
(4.83)	—	(b)	11.62	(22.41)	10,486	0.91		2.73	47
(0.63)	—	(b)	20.32	19.14	11,196	0.92		1.69	122
(0.74)	—	(b)	17.61	15.13	32,059	0.91	(g)	1.29	55
(0.83)	0.01		15.97	9.30	29,288	0.91	(d)	1.34	150

$(0.44)	$—	(b)	$7.19	(34.53)%	$12	1.18%		3.47%	71%
(4.64)	—	(b)	11.67	(22.60)	18	1.16		2.37	47
(0.59)	—	(b)	20.21	18.86	24	1.18		1.50	122
(0.68)	—	(b)	17.52	14.90	20	1.16	(h)	1.03	55
(0.83)	0.01		15.87	8.99	18	1.20	(d)	0.81	150

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Dividend Value Fund
Class A
6/30/2009	$14.62	$0.40	$(5.42)	$(5.02)	$(0.38)	$(0.63)
6/30/2008	18.33	0.41	(2.80)	(2.39)	(0.41)	(0.91)
6/30/2007	15.35	0.39	3.21	3.60	(0.33)	(0.29)
6/30/2006	13.71	0.37	1.88	2.25	(0.39)	(0.22)
6/30/2005	12.48	0.30	1.37	1.67	(0.29)	(0.15)
Class B
6/30/2009	$14.61	$0.32	$(5.41)	$(5.09)	$(0.30)	$(0.63)
6/30/2008	18.25	0.28	(2.79)	(2.51)	(0.22)	(0.91)
6/30/2007	15.25	0.25	3.20	3.45	(0.16)	(0.29)
6/30/2006	13.58	0.26	1.87	2.13	(0.24)	(0.22)
6/30/2005	12.39	0.20	1.35	1.55	(0.21)	(0.15)
Class C
6/30/2009	$14.58	$0.32	$(5.40)	$(5.08)	$(0.30)	$(0.63)
6/30/2008	18.21	0.28	(2.78)	(2.50)	(0.22)	(0.91)
6/30/2007	15.23	0.26	3.18	3.44	(0.17)	(0.29)
6/30/2006	13.58	0.26	1.86	2.12	(0.25)	(0.22)
6/30/2005	12.38	0.20	1.36	1.56	(0.21)	(0.15)
Class D
6/30/2009	$14.66	$0.40	$(5.43)	$(5.03)	$(0.39)	$(0.63)
6/30/2008	18.34	0.40	(2.79)	(2.39)	(0.38)	(0.91)
6/30/2007	15.38	0.39	3.21	3.60	(0.35)	(0.29)
6/30/2006	13.75	0.36	1.90	2.26	(0.41)	(0.22)
6/30/2005	12.53	0.31	1.37	1.68	(0.31)	(0.15)
Class R
6/30/2009	$14.58	$0.37	$(5.40)	$(5.03)	$(0.36)	$(0.63)
6/30/2008	18.28	0.37	(2.79)	(2.42)	(0.37)	(0.91)
6/30/2007	15.33	0.35	3.20	3.55	(0.31)	(0.29)
6/30/2006	13.73	0.32	1.89	2.21	(0.39)	(0.22)
6/30/2005	12.53	0.26	1.39	1.65	(0.30)	(0.15)
Class P
7/7/2008† - 6/30/2009	$14.35	$0.42	$(5.06)	$(4.64)	$(0.42)	$(0.63)
Institutional Class
6/30/2009	$14.74	$0.44	$(5.46)	$(5.02)	$(0.42)	$(0.63)
6/30/2008	18.51	0.48	(2.83)	(2.35)	(0.51)	(0.91)
6/30/2007	15.51	0.46	3.24	3.70	(0.41)	(0.29)
6/30/2006	13.85	0.43	1.90	2.33	(0.45)	(0.22)
6/30/2005	12.59	0.36	1.39	1.75	(0.34)	(0.15)
Administrative Class
6/30/2009	$14.78	$0.41	$(5.47)	$(5.06)	$(0.40)	$(0.63)
6/30/2008	18.55	0.45	(2.84)	(2.39)	(0.47)	(0.91)
6/30/2007	15.56	0.42	3.25	3.67	(0.39)	(0.29)
6/30/2006	13.86	0.34	1.96	2.30	(0.38)	(0.22)
6/30/2005	12.60	0.33	1.39	1.72	(0.31)	(0.15)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by less than 0.00%.
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.29)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.51 and (35.78)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.49 and (35.76)%, respectively.

106	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.01)	$—	(b)	$8.59	(f)(g)	(34.68	)%(f)(g)	$1,734,204	1.05%	1.05%	3.88%	43%
(1.32)	—	(b)	14.62		(13.79)		3,195,287	1.04	1.04	2.48	49
(0.62)	—	(b)	18.33		23.78		3,480,442	1.05	1.05	2.25	29
(0.61)	—	(b)	15.35		16.73		1,002,333	1.10	1.10	2.50	26
(0.44)	—		13.71		13.54		268,945	1.17 (c)	1.17 (c)	2.28	30

$(0.93)	$—	(b)	$8.59	(f)(h)	(35.17	)%(f)(h)	$122,648	1.80%	1.80%	3.02%	43%
(1.13)	—	(b)	14.61		(14.46)		308,543	1.79	1.79	1.68	49
(0.45)	—	(b)	18.25		22.80		485,664	1.80	1.80	1.50	29
(0.46)	—	(b)	15.25		15.94		279,643	1.85	1.85	1.77	26
(0.36)	—		13.58		12.57		122,934	1.92 (c)	1.92 (c)	1.53	30

$(0.93)	$—	(b)	$8.57	(f)(i)	(35.15	)%(f)(i)	$574,133	1.80%	1.80%	3.07%	43%
(1.13)	—	(b)	14.58		(14.42)		1,214,757	1.79	1.79	1.69	49
(0.46)	—	(b)	18.21		22.81		1,747,103	1.80	1.80	1.50	29
(0.47)	—	(b)	15.23		15.84		712,851	1.85	1.85	1.77	26
(0.36)	—		13.58		12.70		270,801	1.92 (c)	1.92 (c)	1.53	30

$(1.02)	$—	(b)	$8.61	(f)(j)	(34.67	)%(f)(j)	$700,909	1.05%	1.05%	4.26%	43%
(1.29)	—	(b)	14.66		(13.79)		376,899	1.04	1.04	2.40	49
(0.64)	—	(b)	18.34		23.75		698,390	1.05	1.05	2.25	29
(0.63)	—	(b)	15.38		16.72		78,984	1.10	1.10	2.42	26
(0.46)	—		13.75		13.50		11,863	1.12 (c)	1.12 (c)	2.28	30

$(0.99)	$—	(b)	$8.56	(f)(k)	(34.85	)%(f)(k)	$189,770	1.30%	1.30%	3.73%	43%
(1.28)	—	(b)	14.58		(13.98)		225,295	1.29	1.29	2.27	49
(0.60)	—	(b)	18.28		23.46		156,435	1.30	1.30	2.01	29
(0.61)	—	(b)	15.33		16.44		18,988	1.35	1.35	2.16	26
(0.45)	—		13.73		13.27		822	1.38 (c)	1.38 (c)	1.91	30

$(1.05)	$—	(b)	$8.66	(l)	(32.70	)%(l)	$325,300	0.77%*	0.77%*	4.91%*	43%

$(1.05)	$—	(b)	$8.67	(f)(m)	(34.42	)%(f)(m)	$1,699,111	0.67%	0.67%	4.37%	43%
(1.42)	—	(b)	14.74		(13.48)		1,802,701	0.67	0.67	2.86	49
(0.70)	—	(b)	18.51		24.20		1,693,928	0.67	0.67	2.62	29
(0.67)	—	(b)	15.51		17.21		349,151	0.71	0.71	2.89	26
(0.49)	—		13.85		14.08		119,556	0.71	0.71	2.74	30

$(1.03)	$—	(b)	$8.69	(f)(n)	(34.62	)%(f)(n)	$756,172	0.92%	0.92%	4.13%	43%
(1.38)	—	(b)	14.78		(13.67)		745,713	0.92	0.92	2.68	49
(0.68)	—	(b)	18.55		23.91		408,959	0.91	0.91	2.33	29
(0.60)	—	(b)	15.56		16.89		9,904	0.95	0.95	2.24	26
(0.46)	—		13.86		13.78		1,525	0.96	0.96	2.49	30
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.53%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.54 and (35.20)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.48 and (35.45)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.54%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (33.24)%, respectively.
(m)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.59 and (35.02)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.60%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $8.61 and (35.22)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Large-Cap Value Fund
Class A
6/30/2009	$16.69	$0.30	$(6.25)	$(5.95)	$(0.28)	$—
6/30/2008	20.69	0.35	(3.73)	(3.38)	(0.33)	(0.29)
6/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)
6/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)
6/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)
Class B
6/30/2009	$16.62	$0.21	$(6.23)	$(6.02)	$(0.19)	$—
6/30/2008	20.56	0.21	(3.72)	(3.51)	(0.14)	(0.29)
6/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)
6/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)
6/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)
Class C
6/30/2009	$16.62	$0.21	$(6.23)	$(6.02)	$(0.19)	$—
6/30/2008	20.56	0.21	(3.71)	(3.50)	(0.15)	(0.29)
6/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)
6/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)
6/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)
Class D
6/30/2009	$16.71	$0.30	$(6.26)	$(5.96)	$(0.28)	$—
6/30/2008	20.72	0.36	(3.75)	(3.39)	(0.33)	(0.29)
6/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)
6/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)
6/30/2005	14.63	0.23	1.95	2.18	(0.19)	(0.59)
Class R
6/30/2009	$16.72	$0.26	$(6.26)	$(6.00)	$(0.24)	$—
6/30/2008	20.77	0.30	(3.74)	(3.44)	(0.32)	(0.29)
6/30/2007	17.79	0.29	3.36	3.65	(0.26)	(0.41)
1/10/2006† - 6/30/2006	17.02	0.12	0.75	0.87	(0.10)	—
Class P
7/7/2008† - 6/30/2009	$16.21	$0.27	$(5.62)	$(5.35)	$(0.23)	$—
Institutional Class
6/30/2009	$16.77	$0.35	$(6.29)	$(5.94)	$(0.32)	$—
6/30/2008	20.81	0.43	(3.76)	(3.33)	(0.42)	(0.29)
6/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)
6/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)
6/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)
Administrative Class
6/30/2009	$16.75	$0.31	$(6.27)	$(5.96)	$(0.29)	$—
6/30/2008	20.80	0.36	(3.75)	(3.39)	(0.37)	(0.29)
9/15/2006† - 6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

108	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.28)	$—	(b)	$10.46	(35.79)%	$282,001	1.12%		2.58%	52%
(0.62)	—	(b)	16.69	(16.65)	363,486	1.10		1.88	39
(0.68)	—	(b)	20.69	21.09	211,263	1.12		1.63	26
(0.66)	—	(b)	17.69	15.23	36,954	1.12		1.85	32
(0.79)	0.01		15.97	15.24	17,189	1.16	(c)	1.49	35

$(0.19)	$—	(b)	$10.41	(36.27)%	$78,213	1.86%		1.94%	52%
(0.43)	—	(b)	16.62	(17.31)	34,073	1.85		1.09	39
(0.52)	—	(b)	20.56	20.16	42,013	1.87		0.84	26
(0.51)	—	(b)	17.56	14.41	22,939	1.87		1.12	32
(0.71)	0.01		15.83	14.37	13,298	1.89	(c)	0.74	35

$(0.19)	$—	(b)	$10.41	(36.28)%	$145,216	1.86%		1.87%	52%
(0.44)	—	(b)	16.62	(17.26)	126,016	1.85		1.12	39
(0.53)	—	(b)	20.56	20.17	95,578	1.87		0.86	26
(0.50)	—	(b)	17.58	14.45	32,171	1.87		1.10	32
(0.70)	0.01		15.83	14.33	16,576	1.91	(c)	0.73	35

$(0.28)	$—	(b)	$10.47	(35.76)%	$244,284	1.11%		2.67%	52%
(0.62)	—	(b)	16.71	(16.68)	129,506	1.10		1.89	39
(0.70)	—	(b)	20.72	21.08	71,678	1.11		1.64	26
(0.70)	—	(b)	17.73	15.22	6,128	1.17		1.79	32
(0.78)	0.01		16.04	15.22	49	1.18	(c)	1.50	35

$(0.24)	$—	(b)	$10.48	(35.97)%	$12,707	1.36%		2.23%	52%
(0.61)	—	(b)	16.72	(16.88)	20,901	1.34		1.64	39
(0.67)	—	(b)	20.77	20.76	1,694	1.36		1.43	26
(0.10)	—	(b)	17.79	5.12	11	1.38	*	1.41 *	32

$(0.23)	$—	(b)	$10.63	(33.25)%	$16,652	0.79	%*	2.52%*	52%

$(0.32)	$—	(b)	$10.51	(35.55)%	$220,835	0.71%		2.97%	52%
(0.71)	—	(b)	16.77	(16.35)	349,924	0.70		2.30	39
(0.75)	—	(b)	20.81	21.52	161,445	0.72		2.01	26
(0.75)	—	(b)	17.79	15.77	27,324	0.73		2.23	32
(0.85)	0.01		16.06	15.78	7,835	0.71		1.96	35

$(0.29)	$—	(b)	$10.50	(35.68)%	$27,903	0.97%		2.80%	52%
(0.66)	—	(b)	16.75	(16.66)	16,623	0.95		1.96	39
(0.73)	—	(b)	20.80	18.52	77	0.97	*	1.73 *	26

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Mid-Cap Value Fund
Class A
6/30/2009	$13.49	$0.32	$(4.78)	$(4.46)	$(0.32)	$(0.31)
6/30/2008	17.49	0.28	(3.36)	(3.08)	(0.29)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.51	2.33	2.84	(0.34)	(0.01)
Class C
6/30/2009	$13.43	$0.25	$(4.76)	$(4.51)	$(0.25)	$(0.31)
6/30/2008	17.42	0.18	(3.36)	(3.18)	(0.18)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.33	2.39	2.72	(0.29)	(0.01)
Class D
6/30/2009	$13.43	$0.32	$(4.76)	$(4.44)	$(0.33)	$(0.31)
6/30/2008	17.46	0.30	(3.36)	(3.06)	(0.34)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.29	2.54	2.83	(0.36)	(0.01)
Class P
7/7/2008† - 6/30/2009	$13.10	$0.51	$(4.54)	$(4.03)	$(0.35)	$(0.31)
Institutional Class
6/30/2009	$13.51	$0.36	$(4.80)	$(4.44)	$(0.35)	$(0.31)
6/30/2008	17.52	0.33	(3.35)	(3.02)	(0.36)	(0.63)
8/22/2006† - 6/30/2007	15.00	0.57	2.32	2.89	(0.36)	(0.01)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.47%.
(d)	If the Investment Manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.53%.

110	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.63)	$—	(b)	$8.40	(32.84)%	$3,809	1.27%		3.45%		68%
(0.92)	—	(b)	13.49	(18.09)	5,980	1.28		1.85		70
(0.35)	—		17.49	19.08	8,588	1.25	*	3.53	*	33

$(0.56)	$—	(b)	$8.36	(33.34)%	$2,299	2.02%		2.64%		68%
(0.81)	—	(b)	13.43	(18.74)	3,816	2.03		1.21		70
(0.30)	—		17.42	18.29	3,028	2.00	*	2.31	*	33

$(0.64)	$—	(b)	$8.35	(32.87)%	$207	1.27%		3.50%		68%
(0.97)	—	(b)	13.43	(18.08)	205	1.28		1.97		70
(0.37)	—	(b)	17.46	19.05	152	1.26	*(c)	2.03	*	34

$(0.66)	$—	(b)	$8.41	(30.53)%	$232	0.95	%*	5.83	%*	68%

$(0.66)	$—	(b)	$8.41	(32.65)%	$456	0.87%		3.76%		68%
(0.99)	—	(b)	13.51	(17.79)	1,653	0.88		2.07		70
(0.37)	—	(b)	17.52	19.48	4,940	0.86	*(d)	4.01	*	34

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ Small-Cap Value Fund
Class A
6/30/2009	$28.92	$0.45	$(7.59)	$(7.14)	$(0.34)	$(2.19)
6/30/2008	34.77	0.42	(2.75)	(2.33)	(0.53)	(2.99)
6/30/2007	31.47	0.78	5.59	6.37	(0.55)	(2.52)
6/30/2006	30.26	0.61	3.59	4.20	(0.52)	(2.47)
6/30/2005	27.30	0.52	4.43	4.95	(0.39)	(1.60)
Class B
6/30/2009	$27.78	$0.30	$(7.31)	$(7.01)	$(0.08)	$(2.19)
6/30/2008	33.52	0.18	(2.65)	(2.47)	(0.28)	(2.99)
6/30/2007	30.46	0.51	5.40	5.91	(0.33)	(2.52)
6/30/2006	29.36	0.36	3.49	3.85	(0.28)	(2.47)
6/30/2005	26.65	0.29	4.32	4.61	(0.30)	(1.60)
Class C
6/30/2009	$27.81	$0.29	$(7.32)	$(7.03)	$(0.15)	$(2.19)
6/30/2008	33.56	0.18	(2.65)	(2.47)	(0.29)	(2.99)
6/30/2007	30.49	0.51	5.41	5.92	(0.33)	(2.52)
6/30/2006	29.40	0.36	3.50	3.86	(0.30)	(2.47)
6/30/2005	26.69	0.29	4.32	4.61	(0.30)	(1.60)
Class D
6/30/2009	$29.61	$0.42	$(7.74)	$(7.32)	$(0.42)	$(2.19)
6/30/2008	35.49	0.43	(2.81)	(2.38)	(0.51)	(2.99)
6/30/2007	32.07	0.79	5.70	6.49	(0.55)	(2.52)
6/30/2006	30.76	0.62	3.65	4.27	(0.49)	(2.47)
6/30/2005	27.72	0.52	4.51	5.03	(0.39)	(1.60)
Class R
6/30/2009	$29.37	$0.40	$(7.71)	$(7.31)	$(0.30)	$(2.19)
6/30/2008	35.15	0.36	(2.80)	(2.44)	(0.35)	(2.99)
6/30/2007	31.80	0.72	5.63	6.35	(0.48)	(2.52)
6/30/2006	30.61	0.57	3.60	4.17	(0.51)	(2.47)
6/30/2005	27.66	0.47	4.45	4.92	(0.37)	(1.60)
Class P
7/7/2008† - 6/30/2009	$28.58	$0.43	$(6.30)	$(5.87)	$(0.44)	$(2.19)
Institutional Class
6/30/2009	$30.08	$0.55	$(7.89)	$(7.34)	$(0.42)	$(2.19)
6/30/2008	35.97	0.57	(2.86)	(2.29)	(0.61)	(2.99)
6/30/2007	32.44	0.95	5.75	6.70	(0.65)	(2.52)
6/30/2006	31.08	0.77	3.69	4.46	(0.63)	(2.47)
6/30/2005	27.93	0.66	4.53	5.19	(0.44)	(1.60)
Administrative Class
6/30/2009	$28.91	$0.49	$(7.61)	$(7.12)	$(0.36)	$(2.19)
6/30/2008	34.83	0.47	(2.75)	(2.28)	(0.65)	(2.99)
6/30/2007	31.52	0.83	5.59	6.42	(0.59)	(2.52)
6/30/2006	30.31	0.66	3.59	4.25	(0.57)	(2.47)
6/30/2005	27.32	0.58	4.43	5.01	(0.42)	(1.60)
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administrative Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(e)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.94%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.01 and (24.89)%, respectively.
(f)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.26 and (25.51)%, respectively.

112	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.53)	$—	(b)	$19.25	(e)	(23.95	)%(e)	$1,808,029	1.22%		1.23%		2.20%	33%
(3.52)	—	(b)	28.92		(7.01)		1,690,712	1.22		1.22		1.35	33
(3.07)	—	(b)	34.77		21.25		1,961,925	1.22		1.22		2.38	27
(2.99)	—	(b)	31.47		14.50		1,745,770	1.25		1.25		1.97	32
(1.99)	—		30.26		18.55		1,566,529	1.26	(c)	1.26	(c)	1.83	20

$(2.27)	$—	(b)	$18.50	(f)	(24.53	)%(f)	$105,915	1.97%		1.98%		1.45%	33%
(3.27)	—	(b)	27.78		(7.71)		199,797	1.97		1.97		0.59	33
(2.85)	—	(b)	33.52		20.37		288,895	1.97		1.97		1.62	27
(2.75)	—	(b)	30.46		13.64		294,769	2.00		2.00		1.20	32
(1.90)	—		29.36		17.66		321,909	2.01	(c)	2.01	(c)	1.05	20

$(2.34)	$—	(b)	$18.44	(g)	(24.56	)%(g)	$370,755	1.97%		1.98%		1.45%	33%
(3.28)	—	(b)	27.81		(7.66)		475,710	1.97		1.97		0.60	33
(2.85)	—	(b)	33.56		20.32		592,171	1.97		1.97		1.62	27
(2.77)	—	(b)	30.49		13.68		579,280	2.00		2.00		1.21	32
(1.90)	—		29.40		17.64		589,448	2.01	(c)	2.01	(c)	1.06	20

$(2.61)	$—	(b)	$19.68	(h)	(23.95	)%(h)	$196,748	1.21%		1.22%		2.18%	33%
(3.50)	—	(b)	29.61		(7.01)		17,879	1.22		1.22		1.34	33
(3.07)	—	(b)	35.49		21.24		5,368	1.22		1.22		2.38	27
(2.96)	—	(b)	32.07		14.51		5,182	1.25		1.25		1.95	32
(1.99)	—		30.76		18.53		5,343	1.26	(c)	1.26	(c)	1.81	20

$(2.49)	$—	(b)	$19.57	(i)	(24.15	)%(i)	$95,431	1.47%		1.47%		1.93%	33%
(3.34)	—	(b)	29.37		(7.23)		51,498	1.47		1.47		1.11	33
(3.00)	—	(b)	35.15		20.93		76,297	1.47		1.47		2.17	27
(2.98)	—	(b)	31.80		14.24		46,876	1.51		1.51		1.81	32
(1.97)	—		30.61		18.17		20,427	1.56	(c)(d)	1.56	(c)(d)	1.63	20

$(2.63)	$—	(b)	$20.08	(j)	(19.76	)%(j)	$66,639	0.90	%*	0.90	%*	2.22%*	33%

$(2.61)	$—	(b)	$20.13	(k)	(23.64	)%(k)	$1,780,607	0.82%		0.83%		2.60%	33%
(3.60)	—	(b)	30.08		(6.63)		1,198,175	0.82		0.82		1.75	33
(3.17)	—	(b)	35.97		21.71		962,528	0.82		0.82		2.82	27
(3.10)	—	(b)	32.44		15.00		653,254	0.86		0.86		2.40	32
(2.04)	—		31.08		19.00		462,991	0.86		0.86		2.25	20

$(2.55)	$—	(b)	$19.24	(l)	(23.85	)%(l)	$776,986	1.07%		1.08%		2.36%	33%
(3.64)	—	(b)	28.91		(6.84)		666,419	1.07		1.07		1.50	33
(3.11)	—	(b)	34.83		21.44		903,752	1.07		1.07		2.55	27
(3.04)	—	(b)	31.52		14.65		698,010	1.11		1.11		2.13	32
(2.02)	—		30.31		18.74		527,720	1.11		1.11		2.02	20
(g)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.98%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.20 and (25.54)%, respectively.
(h)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.89%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.45 and (24.84)%, respectively.
(i)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.93%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.33 and (25.08)%, respectively.
(j)	Capital contribution from Affiliate increased the end of year net asset value by $0.23 per share and the total return by 0.92%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.85 and (20.68)%, respectively.
(k)	Capital contribution from Affiliate increased the end of year net asset value by $0.25 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.88 and (24.59)%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.24 per share and the total return by 0.95%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.00 and (24.80)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income		Distributions to Shareholders from Net Realized Gains
OCC Growth Fund
Class A
6/30/2009	$27.97	$0.03	$(6.85)	$(6.82)	$—		$—
6/30/2008	28.22	(0.04)	(0.21)	(0.25)	—		—
6/30/2007	22.63	(0.04)	5.63	5.59	—		—
6/30/2006	20.55	(0.04)	2.12	2.08	—	(b)	—
6/30/2005	19.94	0.04	0.57	0.61	—		—
Class B
6/30/2009	$23.20	$(0.11)	$(5.68)	$(5.79)	$—		$—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—		—
6/30/2007	19.05	(0.19)	4.72	4.53	—		—
6/30/2006	17.43	(0.17)	1.79	1.62	—	(b)	—
6/30/2005	17.04	(0.09)	0.48	0.39	—		—
Class C
6/30/2009	$23.20	$(0.11)	$(5.68)	$(5.79)	$—		$—
6/30/2008	23.58	(0.22)	(0.16)	(0.38)	—		—
6/30/2007	19.05	(0.19)	4.72	4.53	—		—
6/30/2006	17.43	(0.17)	1.79	1.62	—		—
6/30/2005	17.04	(0.09)	0.48	0.39	—		—
Class D
6/30/2009	$24.72	$0.04	$(6.07)	$(6.03)	$—		$—
6/30/2008	24.94	(0.05)	(0.17)	(0.22)	—		—
6/30/2007	20.00	(0.01)	4.95	4.94	—		—
6/30/2006	18.16	(0.03)	1.87	1.84	—		—
6/30/2005	17.61	0.02	0.53	0.55	—		—
Class R
6/30/2009	$23.81	$(0.01)	$(5.85)	$(5.86)	$—		$—
6/30/2008	24.08	(0.10)	(0.17)	(0.27)	—		—
6/30/2007	19.36	(0.09)	4.81	4.72	—		—
6/30/2006	17.62	(0.08)	1.82	1.74	—		—
6/30/2005	17.15	(0.05)	0.52	0.47	—		—
Class P
7/7/2008† - 6/30/2009	$22.72	$0.10	$(5.23)	$(5.13)	$—		$—
Institutional Class
6/30/2009	$25.84	$0.11	$(6.33)	$(6.22)	$—		$—
6/30/2008	25.97	0.08	(0.21)	(0.13)	—		—
6/30/2007	20.74	0.06	5.17	5.23	—		—
6/30/2006	18.76	0.04	1.94	1.98	—		—
6/30/2005	18.13	0.11	0.52	0.63	—		—
Administrative Class
6/30/2009	$25.14	$0.09	$(6.19)	$(6.10)	$—		$—
6/30/2008	25.33	— (b)	(0.19)	(0.19)	—		—
6/30/2007	20.28	— (b)	5.05	5.05	—		—
6/30/2006	18.39	(0.01)	1.90	1.89	—		—
6/30/2005	17.81	0.07	0.51	0.58	—		—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administrative Fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Investment Manager increased the end of year net asset value by $0.03 per share and the total return by 0.13%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $20.52 and 2.93%, respectively.
(f)	Repayments by the Investment Manager increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $17.41 and 2.16%, respectively.
(g)	Repayments by the Investment Manager increased the end of year net asset value by $0.02 per share and the total return by 0.08%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $18.14 and 3.04%, respectively.
(h)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 2.73%.
(i)	Repayments by the Investment Manager increased the end of year net asset value by $0.02 per share and the total return by 0.12%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $18.74 and 3.35%, respectively.
(j)	Repayments by the Investment Manager increased the end of year net asset value by $0.03 per share and the total return by 0.14%. If the Adviser had not made repayments, the end of year net asset value and total return would have been $18.36 and 3.12%, respectively.

114	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions		Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$—	(b)	$21.15	(m)	(24.38	)%(m)	$177,764	1.17%		1.17%		0.14%	143%
—		—	(b)	27.97		(0.89)		229,549	1.16		1.16		(0.13)	116
—		—	(b)	28.22	(k)	24.70	(k)	107,105	1.16		1.16		(0.15)	79
—	(b)	—	(b)	22.63		10.12		82,137	1.17		1.17		(0.18)	115
—		—		20.55	(e)	3.06	(e)	85,553	1.16		1.16		0.19	39

$—		$—	(b)	$17.41	(n)	(24.96	)%(n)	$15,507	1.92%		1.92%		(0.63)%	143%
—		—	(b)	23.20		(1.61)		24,803	1.91		1.91		(0.92)	116
—		—	(b)	23.58	(k)	23.78	(k)	25,740	1.91		1.91		(0.91)	79
—	(b)	—	(b)	19.05		9.29		28,831	1.92		1.92		(0.93)	115
—		—		17.43	(f)	2.29	(f)	41,545	1.91		1.91		(0.56)	39

$—		$—	(b)	$17.41	(o)	(24.96	)%(o)	$182,278	1.92%		1.92%		(0.62)%	143%
—		—	(b)	23.20		(1.61)		277,937	1.91		1.91		(0.93)	116
—		—	(b)	23.58	(k)	23.78	(k)	425,999	1.91		1.91		(0.91)	79
—		—	(b)	19.05		9.29		411,731	1.92		1.92		(0.93)	115
—		—		17.43	(f)	2.29	(f)	480,947	1.91		1.91		(0.56)	39

$—		$—	(b)	$18.69	(p)	(24.39	)%(p)	$11,562	1.16%		1.16%		0.23%	143%
—		—	(b)	24.72		(0.88)		3,293	1.16		1.16		(0.18)	116
—		—		24.94	(k)	24.76	(k)	9,104	1.16		1.16		(0.03)	79
—		—	(b)	20.00		10.08		431	1.17		1.17		(0.18)	115
—		—		18.16	(g)	3.12	(g)	406	1.16		1.16		0.09	39

$—		$—	(b)	$17.95	(q)	(24.61	)%(q)	$9,830	1.40%		1.40%		(0.06)%	143%
—		—	(b)	23.81		(1.12)		2,061	1.41		1.41		(0.41)	116
—		—	(b)	24.08	(k)	24.38	(k)	1,663	1.41		1.41		(0.39)	79
—		—	(b)	19.36		9.88		769	1.42		1.42		(0.43)	115
—		—		17.62		2.74	(h)	611	1.44	(c)(d)	1.44	(c)(d)	(0.28)	39

$—		$—	(b)	$17.59	(r)	(22.58	)%(r)	$5,945	0.85	%*	0.85	%*	0.63%*	143%

$—		$—	(b)	$19.62	(s)	(24.10	)%(s)	$43,143	0.76%		0.76%		0.58%	143%
—		—	(b)	25.84		(0.46)		22,420	0.76		0.76		0.32	116
—		—	(b)	25.97	(k)	25.22	(k)	7,355	0.76		0.76		0.25	79
—		—	(b)	20.74		10.55		5,651	0.77		0.77		0.22	115
—		—		18.76	(i)	3.47	(i)	6,645	0.76		0.76		0.58	39

$—		$—	(b)	$19.04	(t)	(24.26	)%(t)	$7,920	1.01%		1.01%		0.50%	143%
—		—	(b)	25.14		(0.75)		65	1.01		1.01		(0.02)	116
—		—	(b)	25.33	(k)	24.90	(k)	86	1.01		1.01		— (l)	79
—		—	(b)	20.28		10.28		101	1.02		1.02		(0.03)	115
—		—		18.39	(j)	3.26	(j)	99	1.01		1.01		0.38	39
(k)	Payments from Affiliates increased the end of year net asset value per share and total return by less than $0.01 and 0.01% respectively.
(l)	Less than 0.005%.
(m)	Capital infusion from Affiliate increased the end of year net asset value by $0.09 per share and the total return by 0.32%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $21.06 and (24.70)%, respectively.
(n)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.34 and (25.26)%, respectively.
(p)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.29%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.62 and (24.68)%, respectively.
(q)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.30%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.88 and (24.91)%, respectively.
(r)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $17.52 and (22.89)%, respectively.
(s)	Capital contribution from Affiliate increased the end of year net asset value by $0.08 per share and the total return by 0.31%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $19.54 and (24.41)%, respectively.
(t)	Capital contribution from Affiliate increased the end of year net asset value by $0.07 per share and the total return by 0.28%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.97 and (24.54)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	115

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Opportunity Fund
Class A
6/30/2009	$22.81	$(0.10)	$(3.86)	$(3.96)	$—	$—
6/30/2008	31.20	(0.15)	(4.99)	(5.14)	—	(3.25)
6/30/2007	25.47	(0.28)	6.55	6.27	—	(0.54)
6/30/2006	22.19	(0.25)	3.53	3.28	—	—
6/30/2005	20.99	(0.22)	1.42	1.20	—	—
Class B
6/30/2009	$17.11	$(0.17)	$(2.90)	$(3.07)	$—	$—
6/30/2008	24.42	(0.27)	(3.79)	(4.06)	—	(3.25)
6/30/2007	20.19	(0.38)	5.15	4.77	—	(0.54)
6/30/2006	17.72	(0.35)	2.82	2.47	—	—
6/30/2005	16.89	(0.30)	1.13	0.83	—	—
Class C
6/30/2009	$17.10	$(0.17)	$(2.90)	$(3.07)	$—	$—
6/30/2008	24.42	(0.27)	(3.80)	(4.07)	—	(3.25)
6/30/2007	20.18	(0.38)	5.16	4.78	—	(0.54)
6/30/2006	17.72	(0.35)	2.81	2.46	—	—
6/30/2005	16.89	(0.30)	1.13	0.83	—	—
Class D
6/30/2009	$17.31	$(0.10)	$(2.89)	$(2.99)	$—	$—
6/30/2008	24.49	(0.06)	(3.87)	(3.93)	—	(3.25)
01/12/2007† - 06/30/2007	22.36	(0.10)	2.23	2.13	—	—
Class P
7/7/2008† - 6/30/2009	$16.43	$(0.07)	$(2.18)	$(2.25)	$—	$—
Institutional Class
6/30/2009	$19.26	$(0.03)	$(3.24)	$(3.27)	$—	$—
6/30/2008	26.78	(0.04)	(4.23)	(4.27)	—	(3.25)
6/30/2007	21.84	(0.14)	5.62	5.48	—	(0.54)
6/30/2006	18.95	(0.13)	3.02	2.89	—	—
6/30/2005	17.86	(0.11)	1.20	1.09	—	—
Administrative Class
6/30/2009	$18.85	$(0.06)	$(3.18)	$(3.24)	$—	$—
6/30/2008	26.34	(0.09)	(4.15)	(4.24)	—	(3.25)
6/30/2007	21.55	(0.19)	5.52	5.33	—	(0.54)
6/30/2006	18.74	(0.18)	2.99	2.81	—	—
6/30/2005	17.70	(0.16)	1.20	1.04	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.71%.
(d)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 4.90%.
(e)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 6.09%.
(f)	Repayments by the Investment Manager increased the total return by 0.01%. If the Adviser had not made repayments, total return would have been 5.87%.
(g)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.10%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $25.45 and 14.68%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.17 and 13.81%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.16 and 13.75%, respectively.
(j)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.12%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.82 and 15.13%, respectively.
(k)	Payments from Affiliates increased the end of year net asset value by $0.02 per share and the total return by 0.13%. If the Affiliates hadnot made these payments, the end of year net asset value and total return would have been $21.53 and 14.87%, respectively.
(l)	Capital contribution from Affiliate increased the end of year net asset value by $0.38 per share and the total return by 1.67%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $18.47 and (18.99)%, respectively.

116	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$18.85	(l)	(17.32	)%(l)	$57,700	1.31%	1.32%	(0.57)%	199%
(3.25)	—	(b)	22.81		(18.02)		74,282	1.31	1.31	(0.57)	199
(0.54)	—	(b)	31.20		24.85		69,160	1.32	1.32	(1.00)	148
—	—	(b)	25.47	(g)	14.78	(g)	55,768	1.32	1.32	(1.02)	171
—	—		22.19		5.72	(c)	52,118	1.31	1.31	(1.04)	139

$—	$—	(b)	$14.04	(m)	(17.89	)%(m)	$5,097	2.06%	2.07%	(1.31)%	199%
(3.25)	—	(b)	17.11		(18.65)		8,960	2.06	2.06	(1.32)	199
(0.54)	—	(b)	24.42		23.91		17,107	2.07	2.07	(1.76)	148
—	—	(b)	20.19	(h)	13.94	(h)	19,062	2.07	2.07	(1.77)	171
—	—		17.72		4.91	(d)	18,253	2.06	2.06	(1.79)	139

$—	$—	(b)	$14.03	(n)	(17.95	)%(n)	$61,152	2.06%	2.07%	(1.32)%	199%
(3.25)	—	(b)	17.10		(18.64)		83,843	2.06	2.06	(1.32)	199
(0.54)	—	(b)	24.42		23.97		147,960	2.07	2.07	(1.75)	148
—	—	(b)	20.18	(i)	13.88	(i)	139,516	2.07	2.07	(1.77)	171
—	—		17.72		4.91	(d)	145,669	2.06	2.06	(1.79)	139

$—	$—	(b)	$14.32	(o)	(17.23	)%(o)	$562	1.30%	1.31%	(0.78)%	199%
(3.25)	—	(b)	17.31		(18.02)		53	1.31	1.31	(0.30)	199
—	—	(b)	24.49		24.84		13	1.32 *	1.32 *	(0.92)*	148

$—	$—	(b)	$14.18	(p)	(13.69	)%(p)	$876	0.99%*	1.00%*	(0.53)%*	199%

$—	$—	(b)	$15.99	(q)	(16.94	)%(q)	$71,702	0.91%	0.92%	(0.18)%	199%
(3.25)	—	(b)	19.26		(17.73)		79,635	0.91	0.91	(0.20)	199
(0.54)	—	(b)	26.78		25.37		26,598	0.92	0.92	(0.62)	148
—	—	(b)	21.84	(j)	15.25	(j)	38,377	0.92	0.92	(0.62)	171
—	—		18.95		6.10	(e)	36,853	0.91	0.91	(0.64)	139

$—	$—	(b)	$15.61	(r)	(17.19	)%(r)	$224	1.16%	1.17%	(0.45)%	199%
(3.25)	—	(b)	18.85		(17.88)		168	1.16	1.16	(0.40)	199
(0.54)	—	(b)	26.34		25.01		130	1.17	1.17	(0.90)	148
—	—	(b)	21.55	(k)	15.00	(k)	2,904	1.17	1.17	(0.87)	171
—	—		18.74		5.88	(f)	3,411	1.16	1.16	(0.89)	139
(m)	Capital infusion from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.70%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(n)	Capital infusion from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.75 and (19.59)%, respectively.
(o)	Capital infusion from Affiliate increased the end of year net asset value by $0.28 per share and the total return by 1.61%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $14.04 and (18.84)%, respectively.
(p)	Capital infusion from Affiliate increased the end of year net asset value by $0.29 per share and the total return by 1.77%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $13.89 and (15.46)%, respectively.
(q)	Capital infusion from Affiliate increased the end of year net asset value by $0.32 per share and the total return by 1.66%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.67 and (18.60)%, respectively.
(r)	Capital infusion from Affiliate increased the end of year net asset value by $0.31 per share and the total return by 1.64%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $15.30 and (18.83)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	117

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
OCC Target Fund
Class A
6/30/2009	$23.01	$(0.08)	$(9.61)	$(9.69)	$—	$(1.66)
6/30/2008	24.98	(0.14)	0.55	0.41	—	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—	—
6/30/2006	17.84	(0.15)	2.02	1.87	—	—
6/30/2005	17.17	(0.12)	0.79	0.67	—	—
Class B
6/30/2009	$19.28	$(0.16)	$(8.11)	$(8.27)	$—	$(1.66)
6/30/2008	21.44	(0.28)	0.50	0.22	—	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—	—
6/30/2006	15.55	(0.25)	1.74	1.49	—	—
6/30/2005	15.07	(0.21)	0.69	0.48	—	—
Class C
6/30/2009	$19.28	$(0.15)	$(8.12)	$(8.27)	$—	$(1.66)
6/30/2008	21.44	(0.27)	0.49	0.22	—	(2.38)
6/30/2007	17.04	(0.24)	4.64	4.40	—	—
6/30/2006	15.54	(0.25)	1.75	1.50	—	—
6/30/2005	15.07	(0.21)	0.68	0.47	—	—
Class D
6/30/2009	$23.02	$(0.09)	$(9.61)	$(9.70)	$—	$(1.66)
6/30/2008	24.98	(0.13)	0.55	0.42	—	(2.38)
6/30/2007	19.71	(0.12)	5.39	5.27	—	—
6/30/2006	17.84	(0.15)	2.02	1.87	—	—
6/30/2005	17.16	(0.12)	0.80	0.68	—	—
Class P
7/7/2008† - 6/30/2009	$21.92	$(0.03)	$(8.54)	$(8.57)	$—	$(1.66)
Institutional Class
6/30/2009	$23.80	$(0.03)	$(9.93)	$(9.96)	$—	$(1.66)
6/30/2008	25.66	(0.04)	0.56	0.52	—	(2.38)
6/30/2007	20.17	(0.03)	5.52	5.49	—	—
6/30/2006	18.18	(0.07)	2.06	1.99	—	—
6/30/2005	17.42	(0.05)	0.81	0.76	—	—
Administrative Class
6/30/2009	$23.50	$(0.06)	$(9.81)	$(9.87)	$—	$(1.66)
6/30/2008	25.42	(0.11)	0.57	0.46	—	(2.38)
6/30/2007	20.02	(0.09)	5.49	5.40	—	—
6/30/2006	18.10	(0.12)	2.04	1.92	—	—
6/30/2005	17.39	(0.09)	0.80	0.71	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.88%.
(d)	Repayments by the Investment Manager increased the total return by 0.03%.
(e)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.10%.
(f)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 3.94%.
(g)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.34%.
(h)	Repayments by the Investment Manager increased the total return by 0.02%. If the Adviser had not made repayments, total return would have been 4.06%.
(i)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $19.71 and 10.46%, respectively.
(j)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $17.04 and 9.56%, respectively.
(k)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $17.04 and 9.63%, respectively.
(l)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $19.71 and 10.46%, respectively.

118	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimb ursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(1.66)	$—	(b)	$11.66	(o)	(40.24	)%(o)	$93,101	1.21%	1.22%	(0.62)%	130%
(2.38)	—	(b)	23.01		1.27		182,525	1.21	1.21	(0.57)	122
—	—	(b)	24.98		26.74		175,023	1.21	1.21	(0.55)	114
—	—	(b)	19.71	(i)	10.48	(i)	169,007	1.22	1.22	(0.75)	134
—	—		17.84		3.90	(c)	186,300	1.21	1.21	(0.70)	103

$(1.66)	$—	(b)	$9.35	(p)	(40.71	)%(p)	$7,993	1.97%	1.97%	(1.40)%	130%
(2.38)	—	(b)	19.28		0.55		25,133	1.96	1.96	(1.36)	122
—	—	(b)	21.44		25.82		50,506	1.96	1.96	(1.31)	114
—	—	(b)	17.04	(j)	9.58	(j)	62,324	1.97	1.97	(1.50)	134
—	—		15.55		3.19	(d)	80,594	1.96	1.96	(1.45)	103

$(1.66)	$—	(b)	$9.35	(q)	(40.68	)%(q)	$175,813	1.97%	1.97%	(1.38)%	130%
(2.38)	—	(b)	19.28		0.50		373,169	1.96	1.96	(1.33)	122
—	—	(b)	21.44		25.82		432,836	1.96	1.96	(1.30)	114
—	—	(b)	17.04	(k)	9.65	(k)	422,314	1.97	1.97	(1.50)	134
—	—		15.54		3.12	(e)	489,743	1.96	1.96	(1.45)	103

$(1.66)	$—	(b)	$11.66	(r)	(40.27	)%(r)	$568	1.22%	1.22%	(0.64)%	130%
(2.38)	—	(b)	23.02		1.32		1,398	1.21	1.21	(0.53)	122
—	—	(b)	24.98		26.74		1,064	1.21	1.21	(0.56)	114
—	—	(b)	19.71	(l)	10.48	(l)	1,131	1.22	1.22	(0.75)	134
—	—		17.84		3.96	(f)	1,078	1.21	1.21	(0.70)	103

$(1.66)	$—	(b)	$11.69	(s)	(37.12	)%(s)	$1,127	0.89%*	0.90%*	(0.24)%*	130%

$(1.66)	$—	(b)	$12.18	(t)	(40.02	)%(t)	$4,122	0.81%	0.82%	(0.24)%	130%
(2.38)	—	(b)	23.80		1.73		11,980	0.81	0.81	(0.16)	122
—	—	(b)	25.66		27.23		9,857	0.81	0.81	(0.14)	114
—	—	(b)	20.17	(m)	10.89	(m)	7,349	0.82	0.82	(0.36)	134
—	—		18.18		4.36	(g)	57,815	0.81	0.81	(0.30)	103

$(1.66)	$—	(b)	$11.97	(u)	(40.16	)%(u)	$112	1.06%	1.07%	(0.45)%	130%
(2.38)	—	(b)	23.50		1.46		132	1.06	1.06	(0.44)	122
—	—	(b)	25.42		26.97		193	1.06	1.06	(0.41)	114
—	—	(b)	20.02	(n)	10.61	(n)	203	1.07	1.07	(0.60)	134
—	—		18.10		4.08	(h)	206	1.06	1.06	(0.55)	103
(m)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.17 and 10.87%, respectively.
(n)	Payments from Affiliates increased the end of year net asset value by $0.01 per share and the total return by 0.08%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $20.01 and 10.53%, respectively.
(o)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.46 and (41.27)%, respectively.
(p)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.79)%, respectively.
(q)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $9.18 and (41.76)%, respectively.
(r)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.08%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.45 and (41.35)%, respectively.
(s)	Capital contribution from Affiliate increased the end of year net asset value by $0.17 per share and the total return by 0.91%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.52 and (38.03)%, respectively.
(t)	Capital contribution from Affiliate increased the end of year net asset value by $0.21 per share and the total return by 1.03%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.97 and (41.05)%, respectively.
(u)	Capital contribution from Affiliate increased the end of year net asset value by $0.20 per share and the total return by 1.00%. If the Affiliate had not made these payments, end of year net asset value and total return would have been $11.77 and (41.16)%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	119

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Large-Cap Growth Fund
Class A
6/30/2009	$12.94	$0.04	$(2.66)	$(2.62)	$(0.03)	$(0.22)
6/30/2008	15.04	0.02	(0.89)	(0.87)	(0.03)	(1.20)
6/30/2007	13.67	0.02	2.13	2.15	(0.04)	(0.74)
6/30/2006	12.68	— (b)	0.99	0.99	— (b)	—
6/30/2005	12.13	0.02	0.54	0.56	(0.01)	—
Class B
6/30/2009	$12.41	$(0.03)	$(2.55)	$(2.58)	$—	$(0.22)
6/30/2008	14.55	(0.08)	(0.86)	(0.94)	—	(1.20)
6/30/2007	13.30	(0.09)	2.08	1.99	—	(0.74)
6/30/2006	12.44	(0.10)	0.96	0.86	— (b)	—
6/30/2005	11.98	(0.07)	0.53	0.46	—	—
Class C
6/30/2009	$12.44	$(0.03)	$(2.56)	$(2.59)	$—	$(0.22)
6/30/2008	14.57	(0.08)	(0.85)	(0.93)	—	(1.20)
6/30/2007	13.33	(0.09)	2.07	1.98	—	(0.74)
6/30/2006	12.46	(0.10)	0.97	0.87	— (b)	—
6/30/2005	12.00	(0.07)	0.53	0.46	—	—
Class D
6/30/2009	$12.92	$0.04	$(2.66)	$(2.62)	$(0.02)	$(0.22)
6/30/2008	15.03	0.02	(0.90)	(0.88)	(0.03)	(1.20)
6/30/2007	13.61	0.02	2.14	2.16	—	(0.74)
6/30/2006	12.63	— (b)	0.98	0.98	— (b)	—
6/30/2005	12.08	0.02	0.54	0.56	(0.01)	—
Class R
6/30/2009	$12.91	$0.02	$(2.66)	$(2.64)	$—	$(0.22)
6/30/2008	15.03	(0.01)	(0.91)	(0.92)	—	(1.20)
6/30/2007	13.64	(0.02)	2.15	2.13	—	(0.74)
6/30/2006	12.69	(0.01)	0.96	0.95	— (b)	—
6/30/2005	12.16	(0.01)	0.54	0.53	—	—
Class P
7/7/2008† - 6/30/2009	$12.92	$0.08	$(2.46)	$(2.38)	$(0.09)	$(0.22)
Institutional Class
6/30/2009	$13.18	$0.08	$(2.72)	$(2.64)	$(0.07)	$(0.22)
6/30/2008	15.29	0.08	(0.91)	(0.83)	(0.08)	(1.20)
6/30/2007	13.83	0.07	2.17	2.24	(0.04)	(0.74)
6/30/2006	12.82	0.06	1.00	1.06	(0.05)	—
6/30/2005	12.24	0.07	0.55	0.62	(0.04)	—
Administrative Class
6/30/2009	$13.05	$0.06	$(2.69)	$(2.63)	$(0.05)	$(0.22)
6/30/2008	15.22	0.04	(0.90)	(0.86)	(0.11)	(1.20)
6/30/2007	13.77	0.04	2.17	2.21	(0.02)	(0.74)
6/30/2006	12.77	0.02	0.99	1.01	(0.01)	—
6/30/2005	12.21	0.04	0.54	0.58	(0.02)	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

120	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.25)	$—	(b)	$10.07	(19.87)%	$38,641	1.12%		0.40%	61%
(1.23)	—	(b)	12.94	(6.81)	48,172	1.11		0.16	69
(0.78)	—	(b)	15.04	16.06	51,136	1.11		0.11	54
—	—	(b)	13.67	7.82	56,247	1.12		0.01	74
(0.01)	—		12.68	4.65	43,387	1.18	(c)	0.17	118

$(0.22)	$—	(b)	$9.61	(20.47)%	$4,714	1.87%		(0.36)%	61%
(1.20)	—	(b)	12.41	(7.52)	8,012	1.86		(0.59)	69
(0.74)	—	(b)	14.55	15.30	10,770	1.86		(0.64)	54
—	—	(b)	13.30	6.92	11,034	1.87		(0.73)	74
—	—		12.44	3.84	8,357	1.93	(c)	(0.59)	118

$(0.22)	$—	(b)	$9.63	(20.50)%	$6,151	1.87%		(0.35)%	61%
(1.20)	—	(b)	12.44	(7.44)	8,407	1.86		(0.59)	69
(0.74)	—	(b)	14.57	15.19	10,862	1.86		(0.64)	54
—	—	(b)	13.33	6.99	10,312	1.87		(0.74)	74
—	—		12.46	3.83	7,857	1.93	(c)	(0.59)	118

$(0.24)	$—	(b)	$10.06	(19.88)%	$20,748	1.12%		0.39%	61%
(1.23)	—	(b)	12.92	(6.77)	32,447	1.11		0.16	69
(0.74)	—	(b)	15.03	16.06	42,306	1.11		0.11	54
—	—	(b)	13.61	7.77	53,819	1.12		—	74
(0.01)	—		12.63	4.65	57,095	1.19	(c)	0.16	118

$(0.22)	$—	(b)	$10.05	(20.13)%	$3,980	1.37%		0.16%	61%
(1.20)	—	(b)	12.91	(7.06)	4,668	1.36		(0.09)	69
(0.74)	—	(b)	15.03	15.88	4,916	1.36		(0.14)	54
—	—	(b)	13.64	7.46	4,346	1.50		(0.06)	74
—	—		12.69	4.39	109	1.43	(c)	(0.11)	118

$(0.31)	$—	(b)	$10.23	(17.98)%	$2,216	0.81	%*	0.84%*	61%

$(0.29)	$—	(b)	$10.25	(19.53)%	$240,441	0.72%		0.80%	61%
(1.28)	—	(b)	13.18	(6.47)	349,529	0.71		0.56	69
(0.78)	—	(b)	15.29	16.59	348,598	0.71		0.51	54
(0.05)	—	(b)	13.83	8.25	350,125	0.72		0.41	74
(0.04)	—		12.82	5.05	326,773	0.75	(d)	0.60	118

$(0.27)	$—	(b)	$10.15	(19.78)%	$16,555	0.97%		0.56%	61%
(1.31)	—	(b)	13.05	(6.69)	19,559	0.96		0.28	69
(0.76)	—	(b)	15.22	16.37	65,777	0.96		0.26	54
(0.01)	—	(b)	13.77	7.94	63,534	0.97		0.15	74
(0.02)	—		12.77	4.79	64,592	1.00	(d)	0.36	118

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	121

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Mid-Cap Fund
Class A
6/30/2009	$2.67	$— (b)	$(0.71)	$(0.71)	$—	$(0.01)
6/30/2008	2.87	(0.01)	(0.16)	(0.17)	—	(0.03)
6/30/2007	2.89	(0.01)	0.57	0.56	—	(0.58)
6/30/2006	2.58	(0.02)	0.33	0.31	—	—
6/30/2005	2.48	(0.01)	0.11	0.10	—	—
Class B
6/30/2009	$2.56	$(0.02)	$(0.67)	$(0.69)	$—	$(0.01)
6/30/2008	2.78	(0.03)	(0.16)	(0.19)	—	(0.03)
6/30/2007	2.83	(0.03)	0.56	0.53	—	(0.58)
6/30/2006	2.55	(0.04)	0.32	0.28	—	—
6/30/2005	2.47	(0.03)	0.11	0.08	—	—
Class C
6/30/2009	$2.55	$(0.02)	$(0.67)	$(0.69)	$—	$(0.01)
6/30/2008	2.77	(0.03)	(0.16)	(0.19)	—	(0.03)
6/30/2007	2.82	(0.03)	0.56	0.53	—	(0.58)
6/30/2006	2.54	(0.04)	0.32	0.28	—	—
6/30/2005	2.47	(0.03)	0.10	0.07	—	—
Class D
6/30/2009	$2.70	$— (b)	$(0.71)	$(0.71)	$—	$(0.01)
6/30/2008	2.91	(0.01)	(0.17)	(0.18)	—	(0.03)
6/30/2007	2.92	(0.01)	0.58	0.57	—	(0.58)
6/30/2006	2.61	(0.02)	0.33	0.31	—	—
6/30/2005	2.51	(0.01)	0.11	0.10	—	—
Class R
6/30/2009	$2.69	$(0.01)	$(0.70)	$(0.71)	$—	$(0.01)
6/30/2008	2.91	(0.02)	(0.17)	(0.19)	—	(0.03)
6/30/2007	2.92	(0.02)	0.59	0.57	—	(0.58)
6/30/2006	2.62	(0.02)	0.32	0.30	—	—
6/30/2005	2.53	(0.02)	0.11	0.09	—	—
Institutional Class
6/30/2009	$2.81	$— (b)	$(0.73)	$(0.73)	$—	$(0.01)
6/30/2008	3.01	— (b)	(0.17)	(0.17)	—	(0.03)
6/30/2007	2.99	— (b)	0.60	0.60	—	(0.58)
6/30/2006	2.67	— (b)	0.32	0.32	—	—
6/30/2005	2.55	—	0.12	0.12	—	—
Administrative Class
6/30/2009	$2.74	$— (b)	$(0.72)	$(0.72)	$—	$(0.01)
6/30/2008	2.94	(0.01)	(0.16)	(0.17)	—	(0.03)
6/30/2007	2.94	(0.01)	0.59	0.58	—	(0.58)
6/30/2006	2.64	(0.01)	0.31	0.30	—	—
6/30/2005	2.53	(0.01)	0.12	0.11	—	—
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the administrative expenses was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.87 and 11.38%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.64%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.81 and 10.34%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.65%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.80 and 10.37%, respectively.

122	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.01)	$—	(b)	$1.95		(26.34)%	$2,608	1.14%		(0.20)%	139%
(0.03)	—	(b)	2.67		(6.40)	3,146	1.13		(0.35)	107
(0.58)	—	(b)	2.87		21.69	3,640	1.17		(0.49)	102
—	—	(b)	2.89	(e)	12.02 (e)	4,046	1.15		(0.52)	161
—	—		2.58		4.03	3,336	1.22	(c)	(0.59)	147

$(0.01)	$—	(b)	$1.86		(26.98)%	$1,260	1.89%		(0.96)%	139%
(0.03)	—	(b)	2.56		(6.97)	1,913	1.89		(1.11)	107
(0.58)	—	(b)	2.78		21.08	2,412	1.92		(1.24)	102
—	—	(b)	2.83	(f)	10.98 (f)	2,655	1.90		(1.26)	161
—	—		2.55		3.24	1,642	1.98	(c)	(1.35)	147

$(0.01)	$—	(b)	$1.85		(27.09)%	$2,042	1.88%		(0.95)%	139%
(0.03)	—	(b)	2.55		(6.99)	2,264	1.89		(1.11)	107
(0.58)	—	(b)	2.77		21.17	2,764	1.92		(1.25)	102
—	—	(b)	2.82	(g)	11.02 (g)	3,483	1.90		(1.26)	161
—	—		2.54		2.83	2,335	1.98	(c)	(1.35)	147

$(0.01)	$—	(b)	$1.98		(26.32)%	$638	1.14%		(0.21)%	139%
(0.03)	—	(b)	2.70		(6.31)	927	1.13		(0.35)	107
(0.58)	—	(b)	2.91		21.86	973	1.17		(0.49)	102
—	—	(b)	2.92	(h)	11.88 (h)	1,088	1.15		(0.52)	161
—	—		2.61		3.98	851	1.23	(c)	(0.60)	147

$(0.01)	$—	(b)	$1.97		(26.42)%	$76	1.38%		(0.36)%	139%
(0.03)	—	(b)	2.69		(6.66)	24	1.39		(0.73)	107
(0.58)	—	(b)	2.91		21.86	231	1.38		(0.70)	102
—	—	(b)	2.92	(i)	11.45 (i)	185	1.40		(0.78)	161
—	—		2.62		3.56	136	1.46	(c)	(0.77)	147

$(0.01)	$—	(b)	$2.07		(26.00)%	$35,085	0.74%		0.19%	139%
(0.03)	—	(b)	2.81		(6.08)	64,922	0.73		0.05	107
(0.58)	—	(b)	3.01		22.75	74,623	0.77		(0.10)	102
—	—	(b)	2.99	(j)	11.99 (j)	101,757	0.75		(0.13)	161
—	—		2.67		4.71	114,914	0.79	(d)	(0.17)	147

$(0.01)	$—		$2.01		(26.30)%	$11	0.99%		(0.16)%	139%
(0.03)	—	(b)	2.74		(6.23)	1,104	0.98		(0.20)	107
(0.58)	—	(b)	2.94		22.44	1,272	1.02		(0.32)	102
—	—	(b)	2.94	(k)	11.36 (k)	470	1.04		(0.42)	161
—	—		2.64		4.35	12	1.04	(d)	(0.41)	147
(h)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 11.25%, respectively.
(i)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.63%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.90 and 10.82%, respectively.
(j)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $2.97 and 11.37%, respectively.
(k)	Payments from Affiliates increased the end of period net asset value by $0.02 per share and the total return by 0.62%. If the Affiliates had not made

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	123

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Small-Cap Growth Fund
Class P
7/7/2008† - 6/30/2009	$14.25	$(0.06)	$(3.39)	$(3.45)	$—	$—
Institutional Class
6/30/2009	$14.79	$(0.05)	$(3.93)	$(3.98)	$—	$—
6/30/2008	18.20	(0.09)	(2.35)	(2.44)	—	(0.97)
6/30/2007	16.09	(0.09)	2.32	2.23	—	(0.12)
12/30/2005† - 6/30/2006	15.00	(0.06)	1.15	1.09	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

124	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—		$10.80	(24.21)%	$8	1.24	%*	1.24	%*	(0.51)%*	150%

$—	$—		$10.81	(26.91)%	$2,703	1.14%		1.14%		(0.42)%	150%
(0.97)	—		14.79	(14.14)	7,924	1.12		1.12		(0.52)	105
(0.12)	—		18.20	13.94	8,195	1.11		1.11		(0.56)	105
—	—	(b)	16.09	7.27	3,218	1.14	*	7.03	*	(0.68)*	49

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	125

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Strategic Growth Fund
Class A
6/30/2009	$15.65	$(0.06)	$(3.25)	$(3.31)	$—	$—
6/30/2008	16.18	(0.12)	0.10	(0.02)	—	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
Class C
6/30/2009	$15.37	$(0.15)	$(3.18)	$(3.33)	$—	$—
6/30/2008	16.02	(0.24)	0.10	(0.14)	—	(0.51)
6/30/2007	13.53	(0.16)	2.65	2.49	—	—
3/31/2006† - 6/30/2006	15.00	(0.05)	(1.42)	(1.47)	—	—
Class D
6/30/2009	$15.64	$(0.05)	$(3.26)	$(3.31)	$—	$—
6/30/2008	16.18	(0.12)	0.09	(0.03)	—	(0.51)
6/30/2007	13.56	(0.05)	2.67	2.62	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
Class P
7/7/2008† - 6/30/2009	$15.32	$(0.02)	$(2.82)	$(2.84)	$—	$—
Institutional Class
6/30/2009	$15.79	$(0.01)	$(3.29)	$(3.30)	$—	$—
6/30/2008	16.26	(0.05)	0.09	0.04	—	(0.51)
6/30/2007	13.57	— (b)	2.69	2.69	—	—
3/31/2006† - 6/30/2006	15.00	(0.01)	(1.42)	(1.43)	—	—
Administrative Class
6/30/2009	$15.70	$(0.04)	$(3.27)	$(3.31)	$—	$—
6/30/2008	16.21	(0.09)	0.09	—	—	(0.51)
6/30/2007	13.56	(0.03)	2.68	2.65	—	—
3/31/2006† - 6/30/2006	15.00	(0.02)	(1.42)	(1.44)	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

126	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$12.34	(21.15)%	$2,051	1.71%		(0.51)%	139%
(0.51)	—		15.65	(0.46)	2,273	1.80		(0.72)	107
—	—		16.18	19.23	810	1.69		(0.37)	177
—	—		13.56	(9.53)	403	1.64	*	(0.44)*	113

$—	$—	(b)	$12.04	(21.67)%	$553	2.47%		(1.27)%	139%
(0.51)	—		15.37	(1.28)	488	2.56		(1.47)	107
—	—		16.02	18.39	68	2.42		(1.03)	177
—	—		13.53	(9.73)	9	2.48	*	(1.47)*	113

$—	$—	(b)	$12.33	(21.16)%	$185	1.70%		(0.44)%	139%
(0.51)	—		15.64	(0.52)	73	1.81		(0.71)	107
—	—	(b)	16.18	19.32	26	1.69		(0.35)	177
—	—	(b)	13.56	9.60 #	15	1.71	*	(0.64)*	113

$—	$—	(b)	$12.48	(18.54)%#	$8	1.41	%*	(0.17)%*	139%

$—	$—	(b)	$12.49	(20.90)%	$2,571	1.31%		(0.09)%	139%
(0.51)	—		15.79	(0.08)	3,249	1.38		(0.29)	107
—	—	(b)	16.26	19.73	3,251	1.29		0.03	177
—	—		13.57	(9.47)	2,714	1.31	*	(0.29)*	113

$—	$—	(b)	$12.39	(21.08)%	$9	1.57%		(0.34)%	139%
(0.51)	—		15.70	(0.33)	11	1.63		(0.54)	107
—	—	(b)	16.21	19.45	11	1.54		(0.22)	177
—	—		13.56	(9.53)	9	1.55	*	(0.53)*	113

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	127

Notes to Financial Statements

June 30, 2009

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to nineteen of the Funds offered by the Trust.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s Net Asset Value (“NAV”) is determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

Fair Value Measurement.  The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds have adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

128	Allianz Funds Annual Report	06.30.09

A summary of the inputs used as of June 30, 2009, in valuing each Fund’s assets and liabilities is listed below for more detail on the Total Investments in Securities please refer to each Fund’s Schedule of Investment:

	Level 1–Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Value at 6/30/2009

CCM Capital Appreciation Fund:
Investments in Securities–Assets
Common Stock	$838,686	$—	$—	$838,686
Short-Term Investments	—	5,493	—	5,493
Total Investments in Securities	838,686	5,493	—	844,179

CCM Emerging Companies Fund:
Investments in Securities–Assets
Common Stock	$79,033	$—	$—	$79,033
Short-Term Investments	—	533	—	533
Total Investments in Securities	79,033	533	—	79,566

CCM Focused Growth Fund:
Investments in Securities–Assets
Common Stock	$94,329	$—	$—	$94,329
Short-Term Investments	—	1,419	—	1,419
Total Investments in Securities	94,329	1,419	—	95,748

CCM Mid-Cap Fund:
Investments in Securities–Assets
Common Stock	$717,779	$—	$—	$717,779
Short-Term Investments	—	22,384	—	22,384
Total Investments in Securities	717,779	22,384	—	740,163

NACM Growth Fund:
Investments in Securities–Assets
Common Stock	$31,758	$—	$—	$31,758
Short-Term Investments	—	561	—	561
Total Investments in Securities	31,758	561	—	32,319

NACM Income & Growth Fund:
Investments in Securities–Assets
Common Stock	$16,265	$—	$—	$16,265
Corporate Bonds & Notes	886	13,636	—	14,522
Convertible Bonds	779	10,010	—	10,789
Convertible Preferred Stock	1,487	1,372	43	2,902
Preferred Stock	632	—	—	632
U.S. Treasury Bonds & Notes	—	254	—	254
Short-Term Investments	—	3,988	—	3,988
Total Investments in Securities–Assets	20,049	29,260	43	49,352
Investments in Securities–Liabilities
Options Written	(32)	(56)	—	(88)
Total Investments in Securities	20,017	29,204	43	49,264

NACM Mid-Cap Growth Fund:
Investments in Securities–Assets
Common Stock:
Biotechnology	$108	$2	$—	$110
All Other	3,791	—	—	3,791
Short-Term Investments	—	105	—	105
Total Investments in Securities	3,899	107	—	4,006

06.30.09	Allianz Funds Annual Report	129

Notes to Financial Statements  (Cont.)

June 30, 2009

	Level 1–Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Value at 6/30/2009
NFJ All-Cap Value Fund:
Investments in Securities–Assets
Common Stock:
Oil, Gas & Consumable Fuels	$2,400	$—	$34	$2,434
All Other	13,900	—	—	13,900
Preferred Stock–Oil, Gas &
Consumable Fuels	—	—	101	101
Short-Term Investments	—	385	—	385
Total Investments in Securities	16,300	385	135	16,820

NFJ Dividend Value Fund:
Investments in Securities–Assets
Common Stock	$6,031,839	$—	$—	$6,031,839
Short-Term Investments	—	43,833	—	43,833
Total Investments in Securities	6,031,839	43,833	—	6,075,672

NFJ Large-Cap Value Fund:
Investments in Securities–Assets
Common Stock	$985,519	$—	$—	$985,519
Short-Term Investments	—	43,232	—	43,232
Total Investments in Securities	985,519	43,232	—	1,028,751

NFJ Mid-Cap Value Fund:
Investments in Securities–Assets
Common Stock	$6,850	$—	$—	$6,850
Short-Term Investments	—	141	—	141
Total Investments in Securities	6,850	141	—	6,991

NFJ Small-Cap Value Fund:
Investments in Securities–Assets
Common Stock	$4,723,061	$—	$—	$4,723,061
Short-Term Investments	—	507,567	—	507,567
Total Investments in Securities	4,723,061	507,567	—	5,230,628

OCC Growth Fund:
Investments in Securities–Assets
Common Stock	$432,695	$—	$—	$432,695
Short-Term Investments	—	23,569	—	23,569
Total Investments in Securities	432,695	23,569	—	456,264

OCC Opportunity Fund:
Investments in Securities–Assets
Common Stock	$194,612	$—	$—	$194,612
Short-Term Investments	—	3,863	—	3,863
Total Investments in Securities	194,612	3,863	—	198,475

OCC Target Fund:
Investments in Securities–Assets
Common Stock	$268,721	$—	$—	$268,721
Short-Term Investments	—	14,989	—	14,989
Total Investments in Securities	268,721	14,989	—	283,710

RCM Large-Cap Growth Fund:
Investments in Securities–Assets
Common Stock	$325,907	$—	$—	$325,907
Short-Term Investments	—	5,798	—	5,798
Purchase Options	1,114	—	—	1,114
Total Investments in Securities–Assets	327,021	5,798	—	332,819
Investments in Securities–Liabilities
Options Written	(2,402)	—	—	(2,402)
Total Investments in Securities	324,619	5,798	—	330,417

130	Allianz Funds Annual Report	06.30.09

	Level 1–Quoted Prices	Level 2–Other Significant Observable Inputs		Level 3–Significant Unobservable Inputs	Value at 6/30/2009
RCM Mid-Cap Fund:
Investments in Securities–Assets
Common Stock	$40,834	$—		$—	$40,834
Short-Term Investments	—	967		—	967
Total Investments in Securities	40,834	967		—	41,801

RCM Small-Cap Growth Fund:
Investments in Securities–Assets
Common Stock	$2,643	$—		$—	$2,643
Total Investments in Securities	2,643	—		—	2,643

RCM Strategic Growth Fund:
Investments in Securities–Assets
Common Stock	$5,342	$—		$—	$5,342
Short-Term Investments	—	300		—	300
Purchase Options	72	—	(a)	—	72
Total Investments in Securities–Assets	5,414	300		—	5,714
Investments in Securities–Liabilities
Options Written	(344)	—	(a)	—	(344)
Total Investments in Securities	5,070	300		—	5,370

(a)	Amount less than $500.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at June 30, 2009, were as follows:

	Beginning Balance 6/30/2008	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009

CCM Capital Appreciation Fund:
Investments in Securities–Assets
Short-Term Investments	$19,589	$(19,589)	$—	$—	$—	$—	$—

CCM Mid-Cap Fund:
Investments in Securities–Assets
Short-Term Investments	$21,231	$(21,231)	$—	$—	$—	$—	$—

NACM Income & Growth Fund:
Investments in Securities–Assets
Convertible Preferred Stock	$—	$—	$—	$—	$(286)	$329	$43
Total Investments in Securities	$—	$—	$—	$—	$(286)	$329	$43

NFJ All-Cap Value Fund:
Investments in Securities–Assets
Common Stock–Oil, Gas & Consumable Fuels	$407	$—	$—	$—	$(373)	$—	$34
Preferred Stock–Oil, Gas & Consumable Fuels	—	97	—	—	4	—	101
Total Investments in Securities	$407	$97	$—	$—	$(369)	$—	$135

NFJ Dividend Value Fund:
Investments in Securities–Assets
Short-Term Investments	$117,850	$(117,850)	$—	$—	$—	$—	$—

NFJ Small-Cap Value Fund:
Investments in Securities–Assets
Short-Term Investments	$115,314	$(115,314)	$—	$—	$—	$—	$—

OCC Growth Fund:
Investments in Securities–Assets
Short-Term Investments	$4,105	$(4,105)	$—	$—	$—	$—	$—

06.30.09	Allianz Funds Annual Report	131

Notes to Financial Statements  (Cont.)

June 30, 2009

	Beginning Balance 6/30/2008	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009
OCC Opportunity Fund:
Investments in Securities–Assets
Short-Term Investments	$9,083	$(9,083)	$—	$—	$—	$—	$—

OCC Target Fund:
Investments in Securities–Assets
Short-Term Investments	$12,315	$(12,315)	$—	$—	$—	$—	$—

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statements of Operations.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by the Real Estate Investment Trust (REIT) securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, of each Fund (except NACM Income & Growth, NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value), are declared and distributed to shareholders annually. Dividends from net investment income, if any, for the NACM Income & Growth Fund are declared and distributed monthly and for NFJ Dividend Value, NFJ Large-Cap Value and NFJ Mid-Cap Value Funds, they are declared and distributed quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

The Funds have adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at June 30, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (losses) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.   Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ All-Cap Value Fund—$13,925, NFJ Dividend Value Fund—$3,342,828, NFJ Mid-Cap Value Fund—$4,230, NFJ Small-Cap Value Fund—$456,570, OCC Growth Fund—$29,822, RCM Large-Cap Growth Fund—$35,931, RCM Mid-Cap Fund—$1,784, RCM Small-Cap Growth Fund—$137 and RCM Strategic Growth Fund—$248.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Repurchase Agreements.  The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases

132	Allianz Funds Annual Report	06.30.09

securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Securities Lending.  Until April 19, 2009, certain of the Funds made secured loans of its portfolio securities to brokers, dealers and other financial institutions, pursuant to the Trust’s Security Lending Agency Agreement with Dresdner Bank AG, the Trust’s securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. Dresdner was an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the year ended June 30, 2009 was $865,372. As of April 19, 2009, the Security Lending Agency Agreement was terminated.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2009, the Funds’ investments in certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

3.	PRINCIPAL RISK

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The Funds may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of equity, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

Cadence Capital Management LLC (“CCM”), NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”), Oppenheimer Capital LLC (“OCC”) and RCM Capital Management (“RCM”), as the investment sub-advisers, minimize credit risks to the Funds by performing reviews of each counterparty. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133”, (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the statement of operations, and such do not qualify for FAS 161 hedge accounting treatment.

06.30.09	Allianz Funds Annual Report	133

Notes to Financial Statements  (Cont.)

June 30, 2009

Options Transactions.  Certain Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally the Funds bear the risk of loss of premium and change in the market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments as of June 30, 2009

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

CCM Capital Appreciation Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(5,714)	(5,714)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(5,714)	$(5,714)

CCM Mid-Cap Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(6,072)	(6,072)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(6,072)	$(6,072)

134	Allianz Funds Annual Report	06.30.09

NACM Income & Growth Fund:

Location	Equity Contracts	Total
Asset Derivatives
Unrealized appreciation on swaps	$—	$—
Receivable for variation margin on futures contracts	—	—
Unrealized appreciation of forward foreign currency contracts	—	—
Total Asset Derivatives	$—	$—
Liability derivatives
Unrealized depreciation on swaps	$—	$—
Payable for variation margin on futures contracts	—	—
Options written, at value	(88)	(88)
Unrealized depreciation of forward foreign currency contracts	—	—
Total Liability Derivatives	$(88)	$(88)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—
Options written	(14)	(14)
Swaps	—	—
Foreign currency transactions	—	—
Total Realized Gain (Loss)	$(14)	$(14)
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—
Options written	59	59
Swaps	—	—
Contingent receivable from Letter of Credit	—	—
Foreign currency transactions	—	—
Total change in unrealized appreciation (depreciation)	$59	$59

The volumes indicated in the options written table (see Note 7) are indicative of the amounts throughout the year.

NFJ Dividend Value Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(26,272)	(26,272)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(26,272)	$(26,272)

NFJ Small-Cap Value Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(26,844)	(26,844)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(26,844)	$(26,844)

06.30.09	Allianz Funds Annual Report	135

Notes to Financial Statements  (Cont.)

June 30, 2009

OCC Growth Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(895)	(895)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(895)	$(895)

OCC Opportunity Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(2,154)	(2,154)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(2,154)	$(2,154)

OCC Target Fund:

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Letter of Credit	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Foreign currency transactions	—	—	—
Total Realized Gain (Loss)	$—	$—	$—
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—	$—
Options written	—	—	—
Swaps	—	—	—
Contingent receivable from Letter of Credit	—	(2,685)	(2,685)
Foreign currency transactions	—	—	—
Total change in unrealized appreciation (depreciation)	$—	$(2,685)	$(2,685)

136	Allianz Funds Annual Report	06.30.09

RCM Large-Cap Growth Fund:

Location	Equity Contracts	Total
Asset Derivatives
Unrealized appreciation on swaps	$—	$—
Receivable for variation margin on futures contracts	—	—
Unrealized appreciation of forward foreign currency contracts	—	—
Total Asset Derivatives	$—	$—
Liability derivatives
Unrealized depreciation on swaps	$—	$—
Payable for variation margin on futures contracts	—	—
Options written, at value	(2,402)	(2,402)
Unrealized depreciation of forward foreign currency contracts	—	—
Total Liability Derivatives	$(2,402)	$(2,402)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—
Options written	4,889	4,889
Swaps	—	—
Foreign currency transactions	—	—
Total Realized Gain (Loss)	$4,889	$4,889
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—
Options written	(65)	(65)
Swaps	—	—
Contingent receivable from Letter of Credit	—	—
Foreign currency transactions	—	—
Total change in unrealized appreciation (depreciation)	$(65)	$(65)

The volumes indicated in the options written table (see Note 7) are indicative of the amounts throughout the year.

RCM Strategic Growth Fund:

Location	Equity Contracts	Total
Asset Derivatives
Unrealized appreciation on swaps	$—	$—
Receivable for variation margin on futures contracts	—	—
Unrealized appreciation of forward foreign currency contracts	—	—
Total Asset Derivatives	$—	$—
Liability derivatives
Unrealized depreciation on swaps	$—	$—
Payable for variation margin on futures contracts	—	—
Options written, at value	(344)	(344)
Unrealized depreciation of forward foreign currency contracts	—	—
Total Liability Derivatives	$(344)	$(344)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Total
Realized Gain (Loss) on:
Futures contracts	$—	$—
Options written	311	311
Swaps	—	—
Foreign currency transactions	—	—
Total Realized Gain (Loss)	$311	$311
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$—
Options written	24	24
Swaps	—	—
Contingent receivable from Letter of Credit	—	—
Foreign currency transactions	—	—
Total change in unrealized appreciation (depreciation)	$24	$24

The volumes indicated in the options written table (see Note 7) are indicative of the amounts throughout the year.

06.30.09	Allianz Funds Annual Report	137

Notes to Financial Statements  (Cont.)

June 30, 2009

5.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Management Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment manager (the “Investment Manager”) to the Trust, pursuant to an investment advisory contract. The Investment Manager receives a monthly fee from each Fund at an annual rate based on the average daily net assets of the Fund. The Investment Management Fee is charged at the annual rate as noted in the table below.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Advisory Fee and Administration Fee for all classes is charged at an annual rate as noted in the following table:

	Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class P(1)	Class R(2)
CCM Capital Appreciation Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.32%	0.40%
CCM Emerging Companies Fund	1.25%	(3)	0.25%	0.25%	N/A	N/A	N/A	N/A
CCM Focused Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
CCM Mid-Cap Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.33%	0.40%
NACM Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
NACM Income & Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NACM Mid-Cap Growth Fund	0.65%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ All-Cap Value Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
NFJ Dividend Value Fund	0.45%	(4)	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Large-Cap Value Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
NFJ Mid-Cap Value Fund	0.60%		0.25%	N/A	0.40%	0.40%	0.35%	N/A
NFJ Small-Cap Value Fund	0.59%	(5)	0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Growth Fund	0.50%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
OCC Opportunity Fund	0.65%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
OCC Target Fund	0.55%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A
RCM Large-Cap Growth Fund	0.45%		0.25%	0.25%	0.40%	0.40%	0.35%	0.40%
RCM Mid-Cap Fund	0.47%		0.25%	0.25%	0.40%	0.40%	N/A	0.40%
RCM Small-Cap Growth Fund	0.85%		0.25%	N/A	N/A	N/A	0.35%	N/A
RCM Strategic Growth Fund	1.00%		0.25%	0.25%	0.40%	0.40%	0.35%	N/A

(1)

The total administrative fee rate for Institutional Class, Administrative Class and Class P shares of each Fund (except NFJ Small-Cap Value Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class, Administrative Class and Class P shares of the NFJ Small-Cap Value Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the NFJ Small-Cap Value Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional, Administrative Class and Class P shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the NFJ Small-Cap Value Fund shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional, Administrative Class and Class P shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)	The Fund’s Advisory fee does not reflect the voluntary fee waiver of 0.10% currently in effect. While the fee waiver is in effect, the total advisory fees will be 1.15%.
(4)

The Fund’s Advisory Fee of 0.45% is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(5)

The Fund’s Advisory fee is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

Redemption Fees.  Investors in shares of the Funds were subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees were charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges. Effective May 1, 2009, Redemption Fees were eliminated.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use

138	Allianz Funds Annual Report	06.30.09

Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2009.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plan adopted by Class D of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of Class D.

The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2009, AGID received $4,487,460 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

6.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2009, were as follows (amounts in thousands):

	Purchases	Sales
CCM Capital Appreciation Fund	$1,535,977	$1,669,833
CCM Emerging Companies Fund	186,247	265,144
CCM Focused Growth Fund	161,519	154,600
CCM Mid-Cap Fund	1,290,294	1,365,034
NACM Growth Fund	63,370	43,149
NACM Income & Growth Fund	62,806	36,155
NACM Mid-Cap Growth Fund	10,779	18,050
NFJ All-Cap Value Fund	14,219	17,374
NFJ Dividend Value Fund	4,429,224	2,728,028
NFJ Large-Cap Value Fund	963,222	459,131
NFJ Mid-Cap Value Fund	6,261	5,773
NFJ Small-Cap Value Fund	3,282,739	1,326,986
OCC Growth Fund	623,697	602,480
OCC Opportunity Fund	364,583	364,189
OCC Target Fund	440,589	516,804
RCM Large-Cap Growth Fund	206,717	221,514
RCM Mid-Cap Fund	70,339	81,363
RCM Small-Cap Growth Fund	6,659	9,313
RCM Strategic Growth Fund	7,333	6,456

06.30.09	Allianz Funds Annual Report	139

Notes to Financial Statements  (Cont.)

June 30, 2009

7.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts and notional amounts):

	NACM Income & Growth Fund			RCM Large-Cap Growth Fund		RCM Strategic Growth Fund
	Contracts	Notional Amount ($)	Premiums Received	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	317	$—	$55	41,684	$10,488	1,955	$575
Sales	5,641	29,202	870	59,599	17,532	4,834	1,550
Closing Buys	(1,382)	(9,002)	(302)	(53,664)	(15,448)	(3,292)	(1,185)
Exercises	—	—	—	(1,728)	(336)	(122)	(90)
Expirations	(3,367)	(9,000)	(473)	(22,410)	(5,553)	(1,692)	(328)
Balance at 6/30/2009	1,209	$11,200	$150	23,481	$6,683	1,683	$522

8.	FEDERAL INCOME TAX MATTERS

At June 30, 2009, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Accumulated Capital Losses(2)	Post-October Deferral(3)
CCM Capital Appreciation Fund	$3,199	—	—	$163,631	$274,959
CCM Emerging Companies Fund	—	—	—	43,467	40,202
CCM Focused Growth Fund	410	—	—	24,783	9,411
CCM Mid-Cap Fund	—	—	—	153,564	299,473
NACM Growth Fund	131	—	—	2,608	5,975
NACM Income & Growth Fund	363	—	—	—	440
NACM Mid-Cap Growth Fund	23	—	—	1,898	1,713
NFJ All-Cap Value Fund	320	—	—	7,939	8,446
NFJ Dividend Value Fund	13,847	—	—	727,331	2,065,273
NFJ Large-Cap Value Fund	1,259	—	—	250,081	301,845
NFJ Mid-Cap Value Fund	—	—	—	1,572	3,812
NFJ Small-Cap Value Fund	28,641	—	—	69,753	672,165
OCC Growth Fund	—	—	—	121,570	86,034
OCC Opportunity Fund	—	—	—	38,645	29,625
OCC Target Fund	—	—	—	85,266	89,577
RCM Large-Cap Growth Fund	1,637	—	—	23,223	21,904
RCM Mid-Cap Fund	59	—	—	10,143	11,601
RCM Small-Cap Growth Fund	—	—	—	987	141
RCM Strategic Growth Fund	—	—	—	839	353

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital losses realized during the period November 1, 2008 through June 30, 2009 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

140	Allianz Funds Annual Report	06.30.09

At June 30, 2009, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2010	2011	2012	2013	2014	2015	2016	2017
CCM Capital Appreciation Fund	—	—	—	—	—	—	—	163,631
CCM Emerging Companies Fund	—	—	—	—	—	—	—	43,467
CCM Focused Growth Fund	—	$361	—	—	—	—	—	24,421
CCM Mid-Cap Fund	—	—	—	—	—	—	—	153,564
NACM Growth Fund	—	—	—	—	—	—	—	2,608
NACM Income & Growth Fund	—	—	—	—	—	—	—	—
NACM Mid-Cap Growth Fund	$302	—	—	—	—	—	—	1,595
NFJ All-Cap Value Fund	—	—	—	—	—	—	—	7,939
NFJ Dividend Value Fund	—	—	—	—	—	—	—	727,331
NFJ Large-Cap Value Fund	—	—	—	—	—	—	$143,263	106,817
NFJ Mid-Cap Value Fund	—	—	—	—	—	—	—	1,572
NFJ Small-Cap Value Fund	—	—	—	—	—	—	—	69,753
OCC Growth Fund	807	82,724	—	—	—	—	—	38,039
OCC Opportunity Fund	—	—	—	—	—	—	—	38,645
OCC Target Fund	—	—	—	—	—	—	—	85,266
RCM Large-Cap Growth Fund	—	—	—	—	—	—	—	23,223
RCM Mid-Cap Fund	—	4,011	—	—	—	—	—	6,132
RCM Small-Cap Growth Fund	—	—	—	—	—	—	—	987
RCM Strategic Growth Fund	—	—	—	—	—	—	—	839

At June 30, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(5)
CCM Capital Appreciation Fund	$856,223	$63,142	$(51,098)	$(12,044)
CCM Emerging Companies Fund	75,575	10,964	(6,973)	3,991
CCM Focused Growth Fund	93,776	6,836	(4,864)	1,972
CCM Mid-Cap Fund	710,029	64,496	(34,362)	30,134
NACM Growth Fund	32,339	2,096	(2,116)	(20)
NACM Income & Growth Fund	55,928	223	(6,799)	(6,576)
NACM Mid-Cap Growth Fund	3,889	442	(325)	117
NFJ All-Cap Value Fund	22,452	11,108	(5,476)	(5,632)
NFJ Dividend Value Fund	7,616,138	113,800	(1,654,266)	(1,540,466)
NFJ Large-Cap Value Fund	1,308,844	1,952	(282,045)	(280,093)
NFJ Mid-Cap Value Fund	9,147	264	(2,420)	(2,156)
NFJ Small-Cap Value Fund	5,364,463	431,683	(565,518)	(133,835)
OCC Growth Fund	430,524	43,840	(18,100)	25,740
OCC Opportunity Fund	202,576	30,282	(34,383)	(4,101)
OCC Target Fund	276,198	38,180	(30,668)	7,512
RCM Large-Cap Growth Fund	353,180	14,364	(34,725)	(20,361)
RCM Mid-Cap Fund	42,607	4,651	(5,457)	(806)
RCM Small-Cap Growth Fund	2,679	271	(307)	(36)
RCM Strategic Growth Fund	5,930	434	(650)	(216)

(5)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to PFIC mark-to-market and wash sale loss deferrals for federal income tax purposes.

06.30.09	Allianz Funds Annual Report	141

Notes to Financial Statements  (Cont.)

June 30, 2009

For the year ended June 30, 2009, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(6)	15% Long-Term Capital Gain Distributions	25% Long-Term Capital Gain Distributions	Return of Capital
CCM Capital Appreciation Fund	$868	$—	$—	$—
CCM Emerging Companies Fund	—	—	—	—
CCM Focused Growth Fund	308	—	—	—
CCM Mid-Cap Fund	—	—	—	—
NACM Growth Fund	87	—	—	—
NACM Income & Growth Fund	3,106	—	—	—
NACM Mid-Cap Growth Fund	—	1	—	—
NFJ All-Cap Value Fund	877	—	—	—
NFJ Dividend Value Fund	411,332	207,245	93	—
NFJ Large-Cap Value Fund	22,215	—	—	—
NFJ Mid-Cap Value Fund	588	—	—	—
NFJ Small-Cap Value Fund	73,105	396,402	1,742	—
OCC Growth Fund	—	—	—	—
OCC Opportunity Fund	—	—	—	—
OCC Target Fund	274,457	165,588	28	1
RCM Large-Cap Growth Fund	1,942	7,014	—	—
RCM Mid-Cap Fund	—	190	—	—
RCM Small-Cap Growth Fund	—	—	—	—
RCM Strategic Growth Fund	—	—	—	—

(6)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

142	Allianz Funds Annual Report	06.30.09

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Emerging Companies Fund				CCM Focused Growth Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009				Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

Shares sold:
Class A	3,514	$45,301	6,700	$134,027	—	$—	—	$—	309		$2,231		760	$7,631
Class B	95	1,068	411	7,819	—	—	—	—	—		—		—	—
Class C	386	4,376	1,047	19,244	—	—	—	—	250		1,677		277	2,850
Class D	6,506	84,591	625	12,334	—	—	—	—	162		1,166		112	1,171
Class R	218	2,750	300	5,983	—	—	—	—	—		—		—	—
Class P	376	4,515	—	—	—	—	—	—	12		85		—	—
Institutional Class	6,563	96,671	9,320	186,160	1,388	17,588	1,772	34,679	2,628		17,791		9,392	97,249
Administrative Class	3,779	48,599	9,002	182,211	280	3,202	393	7,437	—		—		—	—
Issued in reinvestment of dividends and distributions:
Class A	— *	— *	1,105	22,976	—	—	—	—	—	*	—	*	— *	3
Class B	— *	— *	227	4,295	—	—	—	—	—		—		—	—
Class C	— *	— *	558	10,576	—	—	—	—	—	*	1		— *	1
Class D	7	82	167	3,444	—	—	—	—	—	*	—	*	— *	1
Class R	— *	— *	76	1,586	—	—	—	—	—		—		—	—
Class P	— *	— *	—	—	—	—	—	—	—	*	—	*	—	—
Institutional Class	46	548	1,566	33,673	—	—	1,657	32,866	37		227		10	109
Administrative Class	14	168	2,056	42,983	—	—	288	5,396	—	*	—	*	—	—
Cost of shares redeemed:
Class A	(12,330)	(156,748)	(7,110)	(144,028)	—	—	—	—	(347)		(2,278)		(156)	(1,590)
Class B	(1,215)	(14,764)	(1,273)	(23,154)	—	—	—	—	—		—		—	—
Class C	(2,121)	(24,852)	(1,665)	(29,931)	—	—	—	—	(171)		(1,114)		(123)	(1,192)
Class D	(1,569)	(19,079)	(558)	(11,154)	—	—	—	—	(156)		(1,093)		(42)	(417)
Class R	(259)	(3,473)	(329)	(6,705)	—	—	—	—	—		—		—	—
Class P	(27)	(334)	—	—	—	—	—	—	—		—		—	—
Institutional Class	(8,680)	(112,347)	(6,075)	(130,229)	(7,917)	(95,557)	(9,617)	(195,152)	(1,612)		(11,206)		(1,632)	(16,457)
Administrative Class	(7,398)	(104,134)	(11,503)	(230,762)	(556)	(7,086)	(1,694)	(31,404)	—		—		—	—
Net increase (decrease) resulting from Fund share transactions	(12,095)	$(147,062)	4,647	$91,348	(6,805)	$(81,853)	(7,201)	$(146,178)	1,112		$7,487		8,598	$89,359

06.30.09	Allianz Funds Annual Report	143

Notes to Financial Statements  (Cont.)

June 30, 2009

	CCM Mid-Cap Fund				NACM Growth Fund				NACM Income & Growth Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Period from 2/28/2007† to 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold:
Class A	3,925	$62,078	3,184	$84,995	379	$3,849	439	$6,770	1,476	$14,608	71		$1,050
Class B	87	1,333	270	6,720	115	1,078	323	4,766	—	—	—		—
Class C	271	4,070	490	11,810	126	1,219	229	3,456	581	5,531	46		701
Class D	1,235	27,402	8,857	234,006	6	57	43	691	54	547	—	*	1
Class R	837	14,392	827	22,525	—	—	—	—	—	—	—		—
Class P	201	3,204	—	—	2	27	—	—	4	45	—		—
Institutional Class	5,614	94,170	6,281	175,534	2,001	27,125	5	85	1,073	10,551	—		—
Administrative Class	1,565	27,287	1,830	50,971	—	—	—	—	—	—	—		—
Issued in reinvestment of dividends and distributions:
Class A	—	—	1,138	31,095	1	7	12	197	25	237	3		46
Class B	—	—	233	5,754	—	—	10	151	—	—	—		—
Class C	—	—	401	9,914	—	—	9	146	12	108	2		28
Class D	—	—	143	3,943	—	—	2	30	1	7	—	*	1
Class R	—	—	194	5,337	—	—	—	—	—	—	—		—
Class P	—	—	—	—	—	—	—	—	— *	1	—		—
Institutional Class	—	—	1,727	49,504	8	79	1	15	266	2,532	127		1,896
Administrative Class	—	—	1,015	28,211	—	—	—	—	—	—	—		—
Cost of shares redeemed:
Class A	(4,706)	(78,080)	(4,066)	(108,754)	(383)	(4,075)	(423)	(6,296)	(290)	(2,721)	(5)		(71)
Class B	(885)	(13,718)	(912)	(22,025)	(318)	(3,178)	(207)	(2,879)	—	—	—		—
Class C	(1,040)	(15,261)	(1,075)	(25,214)	(241)	(2,432)	(254)	(3,536)	(216)	(2,006)	(3)		(41)
Class D	(7,291)	(132,712)	(2,461)	(61,737)	(20)	(226)	(47)	(687)	(8)	(78)	—	*	(5)
Class R	(682)	(11,104)	(780)	(20,647)	—	—	—	—	—	—	—		—
Class P	(12)	(197)	—	—	—	—	—	—	—	—	—		—
Institutional Class	(6,042)	(105,818)	(4,886)	(136,478)	(251)	(2,779)	(2)	(38)	(10)	(99)	—		—
Administrative Class	(1,650)	(28,409)	(4,263)	(110,699)	—	—	—	—	—	—	—		—
Net increase (decrease) resulting from Fund share transactions	(8,573)	$(151,363)	8,147	$234,765	1,425	$20,751	140	$2,871	2,968	$29,263	241		$3,606

144	Allianz Funds Annual Report	06.30.09

	NACM Mid-Cap Growth Fund				NFJ All-Cap Value Fund				NFJ Dividend Value Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	28	$243	10	$119	604	$4,405	916	$13,286	104,776	$1,063,848	88,892	$1,494,499
Class B	—	—	—	—	77	551	97	1,445	1,462	15,031	941	15,741
Class C	20	146	1	10	372	2,644	315	4,705	14,228	143,397	7,714	128,034
Class D	4	30	1	14	59	448	40	636	105,448	967,746	6,548	109,153
Class R	—	—	—	—	—	—	—	—	11,633	116,874	10,050	166,938
Class P	1	10	—	—	100	723	—	—	40,384	365,642	—	—
Institutional Class	212	1,691	2,414	30,788	228	1,688	379	5,549	118,874	1,188,701	54,248	911,249
Administrative Class	—	—	—	—	—	—	5	100	44,091	447,040	31,312	518,715
Issued in reinvestment of dividends and distributions:
Class A	—	—	— *	1	37	257	169	2,288	19,961	186,400	13,614	226,973
Class B	—	—	—	—	11	75	87	1,128	1,276	11,883	1,189	19,862
Class C	—	—	—	—	30	203	155	2,021	5,054	46,872	4,150	69,172
Class D	—	—	—	—	15	107	116	1,586	5,236	47,680	2,079	34,859
Class R	—	—	—	—	—	—	—	—	1,872	17,238	908	15,067
Class P	—	—	—	—	—	—	—	—	791	6,946	—	—
Institutional Class	— *	1	77	968	11	82	226	3,133	15,921	148,547	7,800	130,975
Administrative Class	—	—	—	—	— *	1	2	28	7,220	67,398	2,524	42,238
Cost of shares redeemed:
Class A	(9)	(67)	(1)	(9)	(655)	(5,028)	(696)	(9,282)	(141,354)	(1,346,082)	(73,835)	(1,215,092)
Class B	—	—	—	—	(158)	(1,217)	(182)	(2,564)	(9,572)	(98,045)	(7,631)	(124,954)
Class C	—	—	—	—	(352)	(2,605)	(298)	(4,060)	(35,558)	(350,035)	(24,486)	(396,591)
Class D	— *	(4)	—	—	(145)	(1,127)	(308)	(4,970)	(54,964)	(461,339)	(20,997)	(357,683)
Class R	—	—	—	—	—	—	—	—	(6,781)	(69,311)	(4,061)	(66,664)
Class P	—	—	—	—	—	—	—	—	(3,600)	(30,311)	—	—
Institutional Class	(1,228)	(9,538)	(1,298)	(21,036)	(820)	(6,313)	(254)	(3,409)	(61,053)	(588,827)	(31,294)	(521,107)
Administrative Class	—	—	—	—	—	—	(6)	(88)	(14,761)	(140,287)	(5,428)	(90,754)
Net increase (decrease) resulting from Fund share transactions	(972)	$(7,488)	1,204	$10,855	(586)	$(5,106)	763	$11,532	170,584	$1,757,006	64,237	$1,110,630

06.30.09	Allianz Funds Annual Report	145

Notes to Financial Statements  (Cont.)

June 30, 2009

	NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund				NFJ Small-Cap Value Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	12,910	$147,898	19,974	$388,129	361	$3,461	278	$4,286	58,904	$1,211,983	15,525	$477,030
Class B	235	2,601	701	13,563	—	—	—	—	710	14,449	258	7,628
Class C	2,237	25,484	4,546	87,632	189	1,667	194	3,047	7,273	147,854	2,575	75,938
Class D	19,083	224,126	6,438	123,794	14	136	12	190	12,499	245,564	498	15,664
Class R	595	6,976	2,442	48,094	—	—	—	—	3,739	75,072	715	22,477
Class P	4,583	48,526	—	—	28	238	—	—	3,489	68,376	—	—
Institutional Class	11,506	144,247	24,536	466,547	—	—	6	106	59,284	1,290,932	16,133	523,317
Administrative Class	923	9,949	1,060	19,426	—	—	—	—	31,621	623,174	7,299	228,349
Issued in reinvestment of dividends and distributions:
Class A	528	5,687	518	9,787	27	222	18	273	8,242	148,574	5,143	155,347
Class B	90	884	39	738	—	—	—	—	662	11,340	710	20,572
Class C	156	1,600	107	2,016	17	141	10	147	1,690	29,007	1,280	37,124
Class D	386	4,171	184	3,484	2	13	1	12	400	7,418	14	422
Class R	22	236	46	856	—	—	—	—	332	6,089	223	6,817
Class P	18	197	—	—	— *	1	—	—	— *	1	—	—
Institutional Class	494	5,586	515	9,705	9	80	8	128	6,216	117,338	3,130	98,216
Administrative Class	53	549	10	191	—	—	—	—	3,716	67,023	2,479	74,962
Issued in Reorganization:
Class A	11,832	123,814	—	—	—	—	—	—	—	—	—	—
Class B	7,242	75,478	—	—	—	—	—	—	—	—	—	—
Class C	9,149	95,294	—	—	—	—	—	—	—	—	—	—
Class D	2,275	23,841	—	—	—	—	—	—	—	—	—	—
Class R	401	4,202	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	993	10,450	—	—	—	—	—	—	—	—	—	—
Administrative Class	1,619	17,007	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed:
Class A	(20,082)	(228,062)	(8,920)	(165,451)	(378)	(3,207)	(344)	(5,272)	(31,669)	(625,469)	(18,627)	(583,232)
Class B	(2,103)	(22,662)	(734)	(13,724)	—	—	—	—	(2,839)	(57,840)	(2,394)	(71,191)
Class C	(5,170)	(56,368)	(1,718)	(31,618)	(215)	(1,784)	(94)	(1,425)	(5,971)	(115,148)	(4,393)	(129,736)
Class D	(6,153)	(69,245)	(2,333)	(43,500)	(6)	(52)	(7)	(100)	(3,505)	(68,170)	(59)	(1,896)
Class R	(1,056)	(14,480)	(1,319)	(22,656)	—	—	—	—	(949)	(18,938)	(1,355)	(41,836)
Class P	(3,035)	(31,219)	—	—	—	—	—	—	(171)	(3,394)	—	—
Institutional Class	(12,850)	(155,240)	(11,948)	(218,821)	(78)	(691)	(173)	(2,791)	(16,863)	(350,837)	(6,183)	(197,094)
Administrative Class	(929)	(10,143)	(82)	(1,508)	—	—	—	—	(18,008)	(350,131)	(12,671)	(398,321)
Net increase (decrease) resulting from Fund share transactions	35,952	$391,384	34,062	$676,684	(30)	$225	(91)	$(1,399)	118,802	$2,474,267	10,300	$320,557

146	Allianz Funds Annual Report	06.30.09

	OCC Growth Fund				OCC Opportunity Fund				OCC Target Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,573	$52,638	6,315	$170,990	785	$13,875	1,842	$43,442	1,424	$18,772	3,207	$72,473
Class B	306	5,246	566	13,722	67	861	96	2,046	81	979	218	4,596
Class C	745	12,897	1,848	43,407	402	5,186	638	11,868	1,081	9,958	2,082	39,631
Class D	564	10,264	181	4,584	80	977	14	343	20	266	53	1,227
Class R	502	8,965	35	865	—	—	—	—	—	—	—	—
Class P	352	5,809	—	—	63	837	—	—	99	1,092	—	—
Institutional Class	2,137	43,324	765	20,520	2,007	31,840	3,492	74,318	67	929	130	3,196
Administrative Class	465	8,015	1	13	9	130	7	130	3	54	— *	6
Issued in reinvestment of dividends and distributions:
Class A	—	—	—	—	—	—	235	6,274	1,109	10,282	572	13,698
Class B	—	—	—	—	—	—	85	1,711	164	1,221	158	3,181
Class C	—	—	—	—	—	—	755	15,169	3,001	22,412	1,763	35,537
Class D	—	—	—	—	—	—	— *	7	7	61	4	97
Class R	—	—	—	—	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—	— *	1	—	—
Institutional Class	—	—	—	—	—	—	172	3,859	80	777	42	1,045
Administrative Class	—	—	—	—	—	—	1	12	1	13	1	16
Cost of shares redeemed:
Class A	(2,373)	(47,675)	(1,904)	(54,079)	(982)	(16,143)	(1,036)	(25,681)	(2,480)	(30,308)	(2,853)	(65,529)
Class B	(484)	(8,555)	(589)	(14,099)	(228)	(2,967)	(357)	(6,927)	(693)	(8,533)	(1,428)	(29,362)
Class C	(2,254)	(39,500)	(7,931)	(178,614)	(947)	(11,567)	(2,550)	(44,612)	(4,637)	(47,219)	(4,676)	(88,961)
Class D	(78)	(1,421)	(413)	(10,767)	(44)	(571)	(12)	(292)	(39)	(498)	(39)	(929)
Class R	(41)	(811)	(17)	(422)	—	—	—	—	—	—	—	—
Class P	(14)	(237)	—	—	(1)	(9)	—	—	(3)	(36)	—	—
Institutional Class	(806)	(17,193)	(180)	(4,567)	(1,657)	(20,718)	(522)	(11,602)	(312)	(3,921)	(53)	(1,272)
Administrative Class	(52)	(882)	(1)	(36)	(3)	(49)	(4)	(80)	(1)	(11)	(3)	(67)
Net (decrease) resulting from Fund share transactions	1,542	$30,884	(1,324)	$(8,483)	(449)	$1,682	2,856	$69,985	(1,028)	$(23,709)	(822)	$(11,417)

06.30.09	Allianz Funds Annual Report	147

Notes to Financial Statements  (Cont.)

June 30, 2009

	RCM Large-Cap Growth Fund				RCM Mid-Cap Fund				RCM Small-Cap Growth Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	2,117	$22,590	1,591	$22,978	739	$1,340	282	$812	—	$—	—	$—
Class B	130	1,178	113	1,604	304	523	132	365	—	—	—	—
Class C	226	2,120	106	1,465	724	1,211	166	444	—	—	—	—
Class D	259	2,398	196	2,716	110	200	38	113	—	—	—	—
Class R	88	798	60	835	55	98	3	7	—	—	—	—
Class P	230	2,087	—	—	—	—	—	—	1	10	—	—
Institutional Class	5,935	59,935	8,822	130,601	3,449	6,854	2,023	5,979	23	271	91	1,554
Administrative Class	462	4,537	1,488	22,975	25	64	106	315	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	110	934	263	3,915	5	8	12	35	—	—	—	—
Class B	13	100	51	737	2	4	7	20	—	—	—	—
Class C	12	102	46	658	3	4	9	25	—	—	—	—
Class D	59	503	214	3,179	—	—	2	4	—	—	—	—
Class R	9	76	27	399	—	—	— *	— *	—	—	—	—
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	755	6,565	1,831	27,735	101	167	224	678	—	—	29	491
Administrative Class	47	404	447	6,726	—	—	4	12	—	—	—	—
Cost of shares redeemed:
Class A	(2,110)	(21,210)	(1,531)	(22,317)	(590)	(1,091)	(381)	(1,045)	—	—	—	—
Class B	(297)	(2,768)	(259)	(3,486)	(377)	(700)	(259)	(684)	—	—	—	—
Class C	(275)	(2,555)	(221)	(3,012)	(514)	(854)	(286)	(747)	—	—	—	—
Class D	(769)	(7,626)	(716)	(10,064)	(131)	(307)	(31)	(87)	—	—	—	—
Class R	(63)	(606)	(52)	(746)	(26)	(40)	(73)	(224)	—	—	—	—
Class P	(13)	(126)	—	—	—	—	—	—	—	—	—	—
Institutional Class	(9,756)	(102,705)	(6,943)	(100,730)	(9,706)	(18,599)	(3,898)	(11,383)	(309)	(3,341)	(34)	(511)
Administrative Class	(377)	(3,684)	(4,760)	(71,083)	(423)	(1,006)	(139)	(395)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(3,208)	$(36,953)	773	$15,085	(6,250)	$(12,124)	(2,059)	$(5,756)	(285)	$(3,060)	86	$1,534

148	Allianz Funds Annual Report	06.30.09

	RCM Strategic Growth Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount

Shares sold:
Class A	79	$913	112	$1,860
Class C	48	596	38	646
Class D	14	150	4	60
Class P	— *	10	—	—
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Issued in reinvestment of dividends and distributions:
Class A	—	—	2	46
Class C	—	—	1	14
Class D	—	—	— *	3
Class P	—	—	—	—
Institutional Class	—	—	6	102
Administrative Class	—	—	— *	— *
Cost of shares redeemed:
Class A	(58)	(668)	(19)	(298)
Class C	(34)	(379)	(11)	(170)
Class D	(4)	(42)	(1)	(9)
Class P	—	—	—	—
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	45	$580	132	$2,254

*	A zero balance may reflect actual amounts rounding to less than one thousand.

10.	AFFILIATED TRANSACTIONS

On March 13, 2009, Allianz Global, an affiliate of the Investment Manager, purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Trust’s securities lending program. The Notes were purchased for cash, based on the Notes’ fair value, plus accrued interest. An additional amount was contributed to each Fund by the Investment Manager, so that, in effect, each Fund received from the sale the full principal value of the Notes, plus accrued interest. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Trust, which provided financial support to each of the affected Funds with the result that the Funds effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Trust.

The total of the purchase price and the capital contribution amounts received by each Fund were as follows:

Fund	Purchase Price Amount	Capital Contribution Amount
CCM Capital Appreciation Fund	$12,011,584	$9,847,503
CCM Mid-Cap Fund	$13,036,352	$10,539,263
NFJ Dividend Value Fund	$73,264,076	$50,150,641
NFJ Small-Cap Value Fund	$71,670,597	$50,433,292
OCC Growth Fund	$2,540,767	$1,715,124
OCC Opportunity Fund	$5,627,438	$4,007,728
OCC Target Fund	$7,643,337	$5,159,572

06.30.09	Allianz Funds Annual Report	149

Notes to Financial Statements  (Cont.)

June 30, 2009

An affiliate includes any company in which a Fund owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended June 30, 2009: (amounts in thousands):

NFJ Small-Cap Value Fund:

Issuer Name	Market Value 6/30/2008	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2009	Dividend Income	Realized Gain (Loss)
Arkansas Best Corp.*	$44,192	$13,385	$39,667	$(39,667)	$—	$526	$(15,093)
Brown Shoe Co., Inc.*	28,349	6,632	10,019	(10,019)	—	378	(28,543)
Callaway Golf Co.*	37,521	5,596	24,375	(24,375)	—	759	(19,875)
Cooper Cos., Inc.	—	31,613	1,595	54,364	55,959	70	658
Delphi Financial Group, Inc.	34,224	14,839		43,834	43,834	668	—
Ethan Allen Interiors, Inc.*	34,174	6,098	20,686	(20,686)	—	1,277	(29,518)
Heidrick & Struggles International, Inc.*	26,861	—	15,272	(15,272)	—	277	(23,634)
International Speedway Corp., Class A	—	58,880	—	42,684	42,684	212	—
Royal Gold, Inc.*	53,234	19,096	18,829	52,024	70,853	576	4,457
Sturm, Ruger & Co., Inc.	—	12,182	—	12,965	12,965	—	—
Universal Corp.	42,982	12,996	—	43,358	43,358	1,936	—
Totals	$301,537	$181,317	$130,443	$139,210	$269,653	$6,679	$(111,548)

*	Not affiliated at June 30, 2009.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the NFJ Small Cap Value Fund owning in excess of 5% of the outstanding shares of certain issues at June 30, 2009. The cost and market value of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the fiscal year.

NFJ Small-Cap Value:

Issuer Name	% Holding	Market Value (000)	Market Value as a % of Net Assets
Cooper Cos., Inc.	5.01	$55,959	1.08%
Delphi Financial Group, Inc.	5.09	43,834	0.84
International Speedway Corp., Class A	5.97	42,684	0.82
Sturm, Ruger & Co., Inc.	5.47	12,965	0.25
Universal Corp.	5.25	43,358	0.83
Royal Gold, Inc.*	5.00	70,853	1.36
Totals		$269,653	5.18%

*	Not affiliated at June 30, 2009

At June 30, 2009, an affiliate owned 17.01% of NACM Income and Growth Fund.

11.	LEGAL PROCEEDINGS

In September 2004, the Investment Manager, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now OCC Growth Fund), PEA Opportunity Fund (now OCC Opportunity Fund), PEA Innovation Fund and the PEA Target Fund (now OCC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, the Investment Manager, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Manager, the Distributor PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of Allianz OCC Target Fund and one individual shareholder of Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive

150	Allianz Funds Annual Report	06.30.09

relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Manager, the Sub-Advisers and the Distributor believe that these matters are not likely to have a material adverse effect on the Funds or on the Investment Manager’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

12.	PAYMENT FROM AFFILIATE

During the year ended June 30, 2009, the applicable Sub-Adviser reimbursed NFJ Dividend Value Fund $2,000 (less than $0.005 per share) for realized losses resulting from a trading error.

13.	FUND REORGANIZATION

Effective January 16, 2009, Allianz Global Investors Value Fund was reorganized into NFJ Large-Cap Value Fund. NFJ Large-Cap Value Fund acquired substantially all of the assets and liabilities of Allianz Global Investors Value Fund.

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Depreciation
NFJ Large-Cap Value	Allianz Global Investors Value Fund	January 16, 2009	33,511	$350,086	$350,086	$740,324	$1,090,410	$(148,728)

14.	SUBSEQUENT EVENTS

The Funds have adopted FASB Statement of Financial Accounting Standard No. 165, “Subsequent Events” (“FAS 165”). Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a. The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b. The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.

c. The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

Below, please find a list of subsequent events following the fiscal year ended June 30, 2009 through August 19, 2009 the date the financial statements were available to be issued:

On July 8, 2009, NFJ Large-Cap Value Fund received and deposited a class action check from American International Group, Inc., in the amount of $532,484 or $0.005 per share.

On July 14, 2009, RCM Small-Cap Growth Fund was liquidated .

On August 10, 2009, OCC Opportunity Fund received and deposited a class action check from Biopure Corp., in the amount of $168,368 or $0.014 per share.

06.30.09	Allianz Funds Annual Report	151

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NACM Growth Fund, NACM Income & Growth Fund, NACM Mid-Cap Growth Fund, NFJ All-Cap Value Fund, NFJ Dividend Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Growth Fund, OCC Opportunity Fund, OCC Target Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, RCM Small-Cap Growth Fund and RCM Strategic Growth Fund, (nineteen of the thirty funds constituting the Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2009

152	Allianz Funds Annual Report	06.30.09

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end ( June 30, 2009) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations, and foreign tax credit.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2009 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

CCM Capital Appreciation Fund	100%
CCM Emerging Companies Fund	0%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	0%
NACM Growth Fund	100%
NACM Income & Growth Fund	20%
NACM Mid-Cap Growth Fund	0%
NFJ All-Cap Value Fund	53%
NFJ Dividend Value Fund	80%
NFJ Large-Cap Value Fund	100%
NFJ Mid-Cap Value Fund	70%
NFJ Small-Cap Value Fund	96%
OCC Growth Fund	0%
OCC Opportunity Fund	0%
OCC Target Fund	4%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Small-Cap Growth Fund	0%
RCM Strategic Growth Fund	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2009 ordinary income dividends that qualify for the corporate dividend received deduction is set forth below:

CCM Capital Appreciation Fund	100%
CCM Emerging Companies Fund	0%
CCM Focused Growth Fund	100%
CCM Mid-Cap Fund	0%
NACM Growth Fund	100%
NACM Income & Growth Fund	22%
NACM Mid-Cap Growth Fund	0%
NFJ All-Cap Value Fund	46%
NFJ Dividend Value Fund	77%
NFJ Large-Cap Value Fund	100%
NFJ Mid-Cap Value Fund	71%
NFJ Small-Cap Value Fund	91%
OCC Growth Fund	0%
OCC Opportunity Fund	0%
OCC Target Fund	4%
RCM Large-Cap Growth Fund	100%
RCM Mid-Cap Fund	0%
RCM Small-Cap Growth Fund	0%
RCM Strategic Growth Fund	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2009, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2010.

06.30.09	Allianz Funds Annual Report	153

Trustees and Officers of Allianz Funds

(unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC and Executive Committee Member, Allianz Global Investors. Formerly, Chief Executive Officer-Equities, Allianz Global Investors.	30	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	80	See below**

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	30	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	30	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch. Formerly, General Counsel for BMI-HealthPlans.	30	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	30	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Adjunct Assistant Professor at Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial-U.S.	30	Chairman of the Board of Directors of Tufts Health Plan; Member of Board of Directors and Chair of Audit Committee of AMAG Pharmaceuticals, Inc. and CardioKine, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales-Debt and Equity for Merrill Lynch.	30	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	30	Member of Board of Trustees of The Steele Foundation.

154	Allianz Funds Annual Report	06.30.09

Trustees and Officers of Allianz Funds (Cont.)

(unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	30	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	30	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.
**	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC and Chief Executive Officer of 46 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer, Allianz Global Investors Managed Accounts LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Allianz Global Investors of America L.P., Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (2004-2008); and Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

06.30.09	Allianz Funds Annual Report	155

Trustees and Officers of Allianz Funds (Cont.)

(unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 80 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 80 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 80 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

156	Allianz Funds Annual Report	06.30.09

Allianz Funds

Investment Manager and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Cadence Capital Management LLC

NFJ Investment Group LLC

Nicholas-Applegate Capital Management LLC

Oppenheimer Capital LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.:

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

AZ000AR_26346

Allianz Funds Annual Report

JUNE 30, 2009

International/Sector Stock Funds

Share Classes

Institutional
Administrative

GLOBAL STOCK FUNDS

Allianz NACM Global Fund

Allianz RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS

Allianz NACM International Fund

Allianz NFJ International Value Fund

Allianz RCM Disciplined International Equity Fund

(formerly Allianz RCM International Growth Equity Fund)

Allianz NACM Pacific Rim Fund

Allianz NACM Emerging Markets Opportunities Fund

SECTOR-RELATED STOCK FUNDS

Allianz RCM Technology Fund

Allianz RCM Global Resources Fund

Allianz RCM Wellness Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

		Page

President’s Letter		3
Important Information About the Funds		4
Benchmark Descriptions		26
Schedule of Investments		28
Statements of Assets and Liabilities		44
Statements of Operations		48
Statements of Changes in Net Assets		50
Financial Highlights		54
Notes to Financial Statements		74
Report of Independent Registered Public Accounting Firm		88
Federal Income Tax Information		89
Trustees and Officers of Allianz Funds		90

FUND	Fund Summary	Schedule of Investments

Allianz NACM Emerging Markets Opportunities Fund	6	28
Allianz NACM Global Fund	8	30
Allianz NACM International Fund	10	31
Allianz NACM Pacific Rim Fund	12	33
Allianz NFJ International Value Fund	14	34
Allianz RCM Disciplined International Equity Fund	16	35
Allianz RCM Global Resources Fund	18	36
Allianz RCM Global Small-Cap Fund	20	37
Allianz RCM Technology Fund	22	39
Allianz RCM Wellness Fund	24	42

2	Allianz Funds

President’s Letter

Dear Shareholder:

Please find enclosed the Allianz Funds annual report for the fiscal year ended June 30, 2009.

Global stock markets weathered one of the most difficult environments in market history during the 12-month period ended June 30, 2009. Investors experienced double-digit losses for a broad range of equity asset classes despite a bottoming of major indexes in March 2009 and an upturn a full four months before year end. Growth and value stocks, large-caps and small-caps, and stock averages in every sector fell as a global de-leveraging of institutions, hedge funds, investors and consumers forced the sales of financial assets and led to significantly oversold conditions. Stocks in the energy and financials sectors were especially hit hard.

The MSCI All Country World Index, a global measure of stocks from both developed and developing countries, declined 29.32% for the 12-month reporting period, as measured in U.S. dollar terms. The MSCI Europe Australasia and Far East Index, which measures stock returns in developed markets outside the U.S., declined 31.35% and developing countries’ stocks, as represented by the MSCI Emerging Markets Index, declined 28.07% during the reporting period.

Central banks around the world reduced benchmark interest rates and pursued other initiatives designed to inject liquidity into the financial system and lessen the severity of recession.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional, Administrative and Class P shares). In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 14, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	June 30, 2009	3

Important Information About the Funds

Share Class (A/B/C)

The inception date on each Fund Summary performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted A, B, or C share class is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional share class, and the A, B and/or C shares were first offered in the month/year indicated in parentheses next to each Fund name: NACM Emerging Markets Opportunities (8/06), NACM Pacific Rim (7/02), RCM Global Resources (3/06), RCM Global Small-Cap (2/02), RCM Disciplined International Equity (formerly RCM International Growth Equity) (2/02) and RCM Technology (2/02). The oldest share class for RCM Wellness (formerly RCM Healthcare) is the D share class, and the A, B and C shares were first offered in 2/02. For NACM International the oldest share class is the Institutional share class and A and C shares were first offered in 10/04. For NFJ International Value the oldest share class is the Institutional share class and A and C shares were first offered in 4/05.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Share Class (D)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted share class D is one of the Fund’s oldest share classes. The oldest share class for the following Funds is the Institutional class, and the D shares were first offered in the month/year indicated in parentheses next to each Fund name: NACM Emerging Markets Opportunities (8/06), NACM International (10/04), NACM Pacific Rim (7/02), NFJ International Value (3/05), RCM Global Resources (3/06), RCM Global Small-Cap (3/99), RCM Disciplined International Equity (formerly RCM International Growth Equity) (3/99) and RCM Technology (1/99).

Share Class (R)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share classes are (Fund/share class): CCM Capital Appreciation/Institutional, CCM Mid-Cap/Institutional, NACM Global/A, NFJ Dividend Value/Institutional and Administrative, NFJ Small-Cap Value/Institutional, OCC Growth/C, RCM Large-Cap Growth/Institutional and RCM Mid-Cap/Institutional. R shares for these Funds were first offered in 12/02. The oldest share class for NACM International and NFJ Large-Cap Value is the Institutional share class, and the NACM International R shares class was first offered in 1/06.

Share Class (P)

Class P shares were launched on July 7, 2008.

Share Class (Institutional/Administrative)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the noted Institutional or Administrative share class is one of the Fund’s oldest share classes. The oldest share class for OCC Target is the A class and the Institutional and Administrative shares were first offered in 3/99. The oldest share class for the following Funds is the C shares, and the Institutional and Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: OCC Growth (3/99) and OCC Opportunity (3/99). The oldest share class for the following Funds is the Institutional class and the Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: CCM Capital Appreciation (7/96), CCM Emerging Companies (4/96), CCM Focused Growth (9/06), CCM Mid-Cap (11/94), NFJ Large-Cap Value (9/06) and NFJ Small-Cap Value (11/95).

The oldest share class for the following funds is the Institutional class, and the Administrative shares were first offered in the month/year indicated in parentheses next to each Fund name: RCM Disciplined International Equity (formerly RCM International Growth Equity) (2/02), RCM Large-Cap Growth (2/02), RCM Mid-Cap (2/02) and RCM Technology (3/05).

Returns measure performance from the inception of the oldest share class to the present, therefore some returns predate the inception of the noted share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

4	Allianz Funds

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Funds’ Adviser and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for each Fund and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are provided without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Funds’ Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888-877-4626. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption* and exchange fees; and (2) ongoing costs, including advisory fees, administrative fees, distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000 at the beginning of the period and held for the entire period indicated, which for most funds is from 1/1/09 to 6/30/09.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as increases in expenses not covered by advisory and administrative fees (for example, expenses of the trustees and their counsel or litigation expenses) and/or because of reductions in the administrative fees resulting from the size of the fund.

All the information on the Fund Summary pages, including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY, 10105, www.allianzinvestors.com, 1-888-877-4626.

*As	of May 1, 2009, the redemption fee was eliminated.

Annual Report	June 30, 2009	5

Allianz NACM Emerging Markets Opportunities Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Emerging Markets Opportunities Fund seeks to achieve maximum long-term capital appreciation by normally investing at least 80% of its net assets in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

•  Both the Fund and its benchmark, the MSCI Emerging Markets Index, posted sharply lower returns during the reporting period. Compared to the benchmark, the Fund’s performance was a result of sector exposure and stock selection, particularly among materials and telecommunication services companies.

•  Global equity markets collapsed during the reporting period, as the worst financial crisis since the Great Depression swept from the United States across Europe and Asia. While emerging market stocks were among the hardest hit during the heat of the downturn, they were also among the first to recover amid signs of economic stabilization. For six months, from December through May, emerging markets outperformed developed markets.

•  The Fund’s stock selection and an underweight position in the materials sector detracted from relative returns. Two steel producers in Brazil and Russia were the largest active detractors from the Fund’s performance. Steel prices fell by more than half between July 2008 and March 2009, as the global economic downturn curtailed demand for commodities.

•  The Fund’s positions in the telecommunications services sector also detracted from relative returns. Holdings in the sector included Brasil Telecom and Vimpel Communications, a Russian firm.

•  Stock picking in the industrials and energy sectors contributed positively to the Fund’s relative returns. The Fund held an overweight position in South Africa and an underweight position in Russia, which also benefited performance.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	Fund Inception† (05/27/04)
Allianz NACM Emerging Markets Opportunities Fund Class A	–39.66%	14.24%	14.08%
Allianz NACM Emerging Markets Opportunities Fund Class A (adjusted)	–42.98%	12.96%	12.82%
Allianz NACM Emerging Markets Opportunities Fund Class C	–40.10%	13.37%	13.21%
Allianz NACM Emerging Markets Opportunities Fund Class C (adjusted)	–40.68%	13.37%	13.21%
Allianz NACM Emerging Markets Opportunities Fund Class D	–39.63%	14.26%	14.09%
Allianz NACM Emerging Markets Opportunities Fund Class P	–39.44%	14.58%	14.42%
Allianz NACM Emerging Markets Opportunities Fund Institutional Class	–39.40%	14.68%	14.53%
MSCI Emerging Markets Index	–28.07%	14.72%	14.43%
Lipper Emerging Markets Fund Average	–30.87%	12.40%	12.25%

† The Fund began operations on 05/27/04. Lipper comparisons began on 05/31/04.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.78% for Class A shares, 2.53% for Class C shares, 1.78% for Class D shares, 1.71% for Class P shares and 1.38% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

6	Allianz Funds

Allianz NACM Emerging Markets Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

Brazil	16.4%
China	14.8%
South Korea	13.8%
Taiwan	11.2%
South Africa	7.4%
India	6.3%
Hong Kong	4.7%
Russia	4.1%
Other	21.1%
Cash & Equivalents — Net	0.2%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,276.30	$1,271.20	$1,275.70	$1,278.00	$1,278.30
Expenses Paid During Period	$10.27	$14.47	$10.33	$8.19	$8.02

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,015.77	$1,012.05	$1,015.72	$1,017.60	$1,017.75
Expenses Paid During Period	$9.10	$12.82	$9.15	$7.25	$7.10

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.82% for Class A, 2.57% for Class C, 1.83% for Class D, 1.45% for Class P and 1.42% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	7

Allianz NACM Global Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Global Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages.

•  Both the Fund and its benchmark, the MSCI All Country World Index, closed the reporting period with substantial losses. Compared to the benchmark, the Fund’s performance was driven by stock selection, most notably in the financials and industrials sectors.

•  Last year’s financial crisis had a profound effect on global equity markets. Share prices swooned, as the U.S., Japan and Europe tipped into the first simultaneous recession since World War II. Governments worldwide allocated trillions of dollars to bailout and stimulus programs, while central bankers cut interest rates in hopes of reviving the global economy. In general, emerging markets and stocks in Asia weathered the storm best.

•  A key source of relative weakness was stock selection in the financials sector. Banks suffered heavy losses during the financial crisis. From July 2008 to March 2009, financial firms worldwide ceded more than two-thirds of their collective market value. Positions that weighed on the Fund included Wells Fargo, Prudential and National City Corp.

•  Stock selection among industrial companies was also a detractor from the Fund’s relative performance. As global economic activity decelerated, industrial output in the U.S., Japan and Germany declined at the fastest pace in more than forty-five years.

•  The Fund’s overweight positions in the consumer staples and health care sectors—the best- performing categories in the benchmark—buoyed relative results. Stocks from those sectors that delivered on expectations included Energizer and Schering Plough, respectively.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	Fund Inception† (07/19/02)
Allianz NACM Global Fund Class A	–34.90%	0.69%	6.86%
Allianz NACM Global Fund Class A (adjusted)	–38.48%	–0.45%	6.00%
Allianz NACM Global Fund Class B	–35.35%	–0.05%	6.09%
Allianz NACM Global Fund Class B (adjusted)	–38.57%	–0.37%	6.09%
Allianz NACM Global Fund Class C	–35.36%	–0.04%	6.08%
Allianz NACM Global Fund Class C (adjusted)	–36.01%	–0.04%	6.08%
Allianz NACM Global Fund Class D	–34.91%	0.68%	6.87%
Allianz NACM Global Fund Class R	–35.03%	0.46%	6.61%
Allianz NACM Global Fund Class P	–34.69%	0.99%	7.20%
Allianz NACM Global Fund Institutional Class	–34.64%	1.09%	7.31%
Allianz NACM Global Fund Administrative Class	–34.77%	0.85%	7.05%
MSCI All Country World Index	–29.32%	1.05%	5.37%
Lipper Global Multi-Cap Growth Fund Average	–29.04%	0.45%	4.38%

† The Fund began operations on 07/19/02. Lipper comparisons began on 07/31/02.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.46% for Class A shares, 2.21% for Class B shares, 2.21% for Class C shares, 1.46% for Class D shares, 1.71% for Class R shares, 1.16% for Class P shares, 1.06% for Institutional Class shares and 1.31% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

8	Allianz Funds

Allianz NACM Global Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

United States	39.0%
United Kingdom	11.7%
Japan	9.6%
Switzerland	9.2%
Spain	5.1%
Netherlands	5.0%
France	4.3%
Germany	4.0%
Other	11.0%
Cash & Equivalents — Net	1.1%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,104.80	$1,100.80	$1,101.60	$1,104.70	$1,103.60	$1,106.30	$1,106.20	$1,105.30
Expenses Paid During Period	$7.67	$11.56	$11.57	$7.67	$8.92	$6.06	$5.54	$6.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.50	$1,013.79	$1,013.79	$1,017.50	$1,016.31	$1,019.04	$1,019.54	$1,018.35
Expenses Paid During Period	$7.35	$11.08	$11.08	$7.35	$8.55	$5.81	$5.31	$6.51

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.47% for Class A, 2.22% for Class B, 2.22% for Class C, 1.47% for Class D, 1.71% for Class R, 1.16% for Class P, 1.06% for Institutional Class and 1.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	9

Allianz NACM International Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM International Fund seeks to achieve maximum long-term capital appreciation by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

•  Both the Fund and its benchmark, the MSCI EAFE Index, closed the reporting period with significant losses. In relation to the benchmark, the Fund’s performance was primarily attributable to stock selection, particularly in the industrials and materials sectors and among Japanese companies.

•  The 2008 market meltdown was historic in scale. A relentless barrage of grim economic news drove the European Union, Japan and much of the rest of the developed world into deep recessions. Share prices fell lower, as investors dumped assets perceived as risky. Markets stabilized as the reporting period drew to a close, but gains were small compared to earlier losses. Within the benchmark MSCI EAFE Index, every sector, industry and country lost at least 10%.

•  The Fund’s stock selection and overweight positions in industrials and materials firms detracted from relative performance. Within those sectors, respectively, the largest detractors were Nippon Yusen Kabushi, a Japanese transportation and logistics company, and Yara International, a Norwegian fertilizer producer.

•  Despite an underweight position relative to the benchmark, the Fund was also negatively impacted by stock selection in France. Two French companies that delivered disappointing results were Arcelormittal and Sanofi-Aventis.

•  Stock selection in the energy and health care sectors benefited the Fund’s relative performance. The Fund’s largest holdings during the reporting period were from those, respective, sectors: Royal Dutch Shell and Astrazeneca.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	Fund Inception† (05/07/01)
Allianz NACM International Fund Class A	–37.92%	1.53%	3.29%
Allianz NACM International Fund Class A (adjusted)	–41.33%	0.39%	2.57%
Allianz NACM International Fund Class C	–38.39%	0.77%	2.78%
Allianz NACM International Fund Class C (adjusted)	–39.00%	0.77%	2.78%
Allianz NACM International Fund Class D	–37.94%	1.53%	3.29%
Allianz NACM International Fund Class R	–38.09%	1.25%	2.88%
Allianz NACM International Fund Class P	–37.72%	1.83%	3.46%
Allianz NACM International Fund Institutional Class	–37.67%	1.92%	3.56%
Allianz NACM International Fund Administrative Class	–37.85%	1.65%	3.29%
MSCI EAFE Index	–31.35%	2.31%	1.73%
Lipper International Large-Cap Core Fund Average	–32.12%	2.01%	0.87%

† The Fund began operations on 05/07/01. Lipper comparisons began on 04/30/01.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.47% for Class A shares, 2.22% for Class C shares, 1.47% for Class D shares, 1.72% for Class R shares, 1.19% for Class P shares, 1.07% for Institutional Class shares and 1.33% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

10	Allianz Funds

Allianz NACM International Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

United Kingdom	22.3%
Japan	21.6%
France	11.8%
Spain	7.6%
Germany	5.4%
Switzerland	4.9%
Italy	4.9%
Australia	4.5%
Other	14.5%
Cash & Equivalents — Net	2.5%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,022.90	$1,019.40	$1,023.10	$1,021.20	$1,025.00	$1,025.80	$1,022.90
Expenses Paid During Period	$7.32	$11.07	$7.32	$8.57	$5.72	$5.32	$6.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.55	$1,013.84	$1,017.55	$1,016.31	$1,019.14	$1,019.54	$1,018.20
Expenses Paid During Period	$7.30	$11.03	$7.30	$8.55	$5.71	$5.31	$6.66

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.46% for Class A, 2.21% for Class C, 1.46% for Class D, 1.71% for Class R, 1.14% for Class P, 1.06% for Institutional Class and 1.33% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	11

Allianz NACM Pacific Rim Fund

(Unaudited)

Portfolio Insights

•  Allianz NACM Pacific Rim Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

•  Both the Fund and its benchmark, the MSCI Pacific Index, posted sharply lower returns during the reporting period. Compared to the benchmark, the Fund’s performance was based on stock selection, most notably among the industrials and financials companies.

•  Supported by resilience among the region’s emerging markets, stocks in the Pacific region avoided some of the selling pressure seen in the U.S. and Europe. Still, the financial crisis took a heavy toll. Economic output contracted at a 22.40% annual rate in Singapore during the first three months of 2009. Japan registered a 14.20% contraction amid historic declines in exports and industrial production.

•  The Fund’s performance compared to its benchmark was negatively impacted by stock selection in the industrials sector. Positions held by the Fund included Japan Steel Works and Hong Kong-based Melco International Development Ltd.

•  From a country perspective, the Fund’s Japanese holdings detracted from relative returns. Nintendo, Sumitomo Mitsui Financial Group and Mitsubishi Corp. were some of the firms owned by the Fund that did not perform as hoped.

•  On a positive note, off-benchmark allocations to Taiwan and China bolstered relative performance. In particular, Anhui Conch Cement and Taiwan Semiconductor added value. Stock selection among health care and consumer discretionary companies also benefited the Fund.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Allianz NACM Pacific Rim Fund Class A	–32.70%	5.74%	6.20%	8.58%
Allianz NACM Pacific Rim Fund Class A (adjusted)	–36.40%	4.55%	5.60%	8.04%
Allianz NACM Pacific Rim Fund Class B	–33.24%	4.94%	5.61%	8.05%
Allianz NACM Pacific Rim Fund Class B (adjusted)	–36.52%	4.62%	5.61%	8.05%
Allianz NACM Pacific Rim Fund Class C	–33.31%	4.92%	5.38%	7.75%
Allianz NACM Pacific Rim Fund Class C (adjusted)	–33.97%	4.92%	5.38%	7.75%
Allianz NACM Pacific Rim Fund Class D	–32.75%	5.72%	6.19%	8.57%
Allianz NACM Pacific Rim Fund Class P	–32.56%	6.05%	6.54%	8.93%
Allianz NACM Pacific Rim Fund Institutional Class	–32.46%	6.16%	6.65%	9.04%
MSCI Pacific Index	–24.52%	2.13%	0.79%	2.65%
Lipper Pacific Region Fund Average	–25.57%	4.75%	3.60%	4.98%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.77% for Class A shares, 2.52% for Class B shares, 2.52% for Class C shares, 1.77% for Class D shares, 1.46% for Class P shares and 1.37% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

12	Allianz Funds

Allianz NACM Pacific Rim Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

Japan	55.4%
Australia	15.9%
China	7.5%
Hong Kong	5.2%
Singapore	2.7%
United Kingdom	2.5%
Korea (Republic of)	2.1%
Cayman Islands	1.5%
Other	3.8%
Cash & Equivalents — Net	3.4%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$988.40	$984.50	$983.30	$987.30	$988.70	$989.80
Expenses Paid During Period	$8.73	$12.40	$12.39	$8.67	$7.05	$6.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,016.02	$1,012.30	$1,012.30	$1,016.07	$1,017.70	$1,018.00
Expenses Paid During Period	$8.85	$12.57	$12.57	$8.80	$7.15	$6.85

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.77% for Class A, 2.52% for Class B, 2.52% for Class C, 1.76% for Class D, 1.43% for Class P and 1.37% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	13

Allianz NFJ International Value Fund

(Unaudited)

Portfolio Insights

•  Allianz NFJ International Value Fund seeks long-term growth of capital and income by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities.

•  Both the Fund and its benchmark, the MSCI AC World Free ex US Index, posted lower returns during the reporting period. Stock selections among industrials, consumer discretionary and financials companies detracted most from performance relative to the benchmark. Selections among consumer staples and health care companies benefited relative returns.

•  Global capital markets declined for all but the least-risky securities during the reporting period as imbalances in housing and mortgage-securities markets triggered global deleveraging of institutions, hedge funds, investors and consumers. The cycle reached a bottom in March 2009 and stocks recovered some ground during the final four months of the reporting period. Among international stocks, financials, materials and energy companies contributed most significantly to losses during the reporting period.

•  In the industrials sector, economic slowing reduced demand for cargo and passenger transportation. In this environment, the Fund’s positions in freight haulers DryShips and Canadian Pacific Railway and in airlines Air France and Chile’s LAN underperformed less-economically-sensitive companies in the sector.

•  The Fund’s consumer staples and health care holdings contributed positively to relative performance as positions in grocery, personal hygiene and generic pharmaceuticals companies outperformed in the difficult economic conditions. Positions in supermarket chain Delhaize, personal-care products maker Unilever and Teva Pharmaceuticals all contributed positively to returns relative to the benchmark.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	Fund Inception (01/31/03)
Allianz NFJ International Value Fund Class A	–34.63%	8.49%	14.83%
Allianz NFJ International Value Fund Class A (adjusted)	–38.22%	7.27%	13.82%
Allianz NFJ International Value Fund Class C	–35.10%	7.70%	14.00%
Allianz NFJ International Value Fund Class C (adjusted)	–35.71%	7.70%	14.00%
Allianz NFJ International Value Fund Class D	–34.63%	8.49%	14.83%
Allianz NFJ International Value Fund Class P	–34.42%	8.81%	15.17%
Allianz NFJ International Value Fund Institutional Class	–34.37%	8.91%	15.28%
MSCI All Country World ex US Index	–30.92%	4.48%	10.40%
Lipper International Multi-Cap Value Fund Average	–30.65%	1.71%	8.17%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.44% for Class A shares, 2.19% for Class C shares, 1.44% for Class D shares, 1.16% for Class P shares, 1.04% for Institutional Class shares and 1.29% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

14	Allianz Funds

Allianz NFJ International Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

United Kingdom	19.5%
Canada	14.0%
Brazil	9.4%
Bermuda	7.1%
France	5.3%
Mexico	4.8%
Korea (Republic of)	3.6%
South Africa	3.1%
Other	28.5%
Cash & Equivalents — Net	4.7%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,121.40	$1,118.20	$1,121.50	$1,123.60	$1,124.90
Expenses Paid During Period	$7.63	$11.55	$7.62	$5.90	$5.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.60	$1,013.88	$1,017.61	$1,019.24	$1,019.59
Expenses Paid During Period	$7.25	$10.99	$7.25	$5.61	$5.26

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.12% for Class P and 1.05% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	15

Allianz RCM Disciplined International Equity Fund (formerly RCM International Growth Equity Fund)

(Unaudited)

Portfolio Insights

•  Allianz RCM Disciplined International Equity Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies that, in the opinion of the portfolio managers, are undervalued in the market place relative to their growth prospects and quality characteristics.

•  Both the Fund and its benchmark, the MSCI EAFE Index, posted sharply lower returns during the reporting period. The Fund’s relative performance was primarily attributable to sector allocation.

•  Non-U.S. equity markets fell sharply, driven by concerns regarding a synchronized global recession and a loss of confidence in the banking sector. As economic data stabilized during the second quarter of 2009, the markets rallied on the prospects of a brighter future.

•  Sector allocation contributed positively to the Fund’s relative performance during the reporting period, particularly by overweighting the defensively oriented consumer staples and health care sectors.

•  Stock selection in the technology sector was positive, driven by holdings in semiconductor foundry Taiwan Semiconductor, Chinese game portal Netease.com, and Japanese LCD glass maker Nippon Electric Glass.

•  Xstrata PLC, Sumitomo Mitsui Financial and Rio Tinto PLC detracted from performance during the reporting period.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	10 Years	Fund Inception† (05/22/95)
Allianz RCM Disciplined International Equity Fund Class A	–30.29%	2.00%	–1.48%	3.49%
Allianz RCM Disciplined International Equity Fund Class A (adjusted)	–34.13%	0.85%	–2.04%	3.08%
Allianz RCM Disciplined International Equity Fund Class B	–30.85%	1.24%	–2.00%	3.10%
Allianz RCM Disciplined International Equity Fund Class B (adjusted)	–34.31%	0.86%	–2.00%	3.10%
Allianz RCM Disciplined International Equity Fund Class C	–30.91%	1.22%	–2.23%	2.71%
Allianz RCM Disciplined International Equity Fund Class C (adjusted)	–31.59%	1.22%	–2.23%	2.71%
Allianz RCM Disciplined International Equity Fund Class D	–30.31%	2.00%	–1.38%	3.63%
Allianz RCM Disciplined International Equity Fund Institutional Class	–30.02%	2.41%	–0.98%	4.00%
Allianz RCM Disciplined International Equity Fund Administrative Class	–30.18%	2.18%	–1.30%	3.68%
MSCI EAFE Index	–31.35%	2.31%	1.16%	3.45%
Lipper International Large-Cap Core Fund Average	–32.12%	2.01%	0.73%	3.83%

† The Fund began operations on 05/22/95. Lipper comparisons began on 05/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class B shares, 2.12% for Class C shares, 1.36% for Class D shares, 0.96% for Institutional Class shares and 1.22% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

16	Allianz Funds

Allianz RCM Disciplined International Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

Japan	20.6%
United Kingdom	18.6%
France	14.5%
Switzerland	9.8%
Germany	7.3%
Netherlands	4.3%
Italy	3.9%
Spain	2.7%
Other	16.6%
Cash & Equivalents — Net	1.7%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,072.20	$1,068.20	$1,068.30	$1,071.70	$1,074.30	$1,073.60
Expenses Paid During Period	$6.99	$10.82	$10.82	$6.99	$4.94	$6.22

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.05	$1,014.33	$1,014.33	$1,018.05	$1,020.03	$1,018.79
Expenses Paid During Period	$6.80	$10.54	$10.54	$6.80	$4.81	$6.06

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.36% for Class A, 2.11% for Class B, 2.11% for Class C, 1.36% for Class D, 0.96% for Institutional Class and 1.21% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	17

Allianz RCM Global Resources Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Global Resources Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in the equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries.

•  Both the Fund and its benchmark, the MSCI World Energy & Materials Composite Index, posted lower returns during the reporting period. The Fund’s relative performance was primarily attributable to stock selection.

•  World markets for energy and materials performed very poorly during the reporting period, as a result of the worsening global recession and credit crisis. Investor concerns over declining demand pressured commodity prices across the board until late in the period, when a recovery began to take hold.

•  The strongest contributors to the Fund’s performance compared to its benchmark were an underweight position in the materials sector and an overweight position in the energy sector during the reporting period. The best performing stocks on a relative basis included Sunoco, Southwestern Energy, and Teck Resources.

•  The Fund’s performance within the energy sector was negatively impacted by an overweight position in the oil services sector and an underweight position in major integrated oil and gas companies. The Fund’s performance within materials was negatively impacted by overweight positions in metals and mining companies.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	Fund Inception (06/30/04)
Allianz RCM Global Resources Fund Class A	–51.07%	10.30%	10.30%
Allianz RCM Global Resources Fund Class A (adjusted)	–53.76%	9.06%	9.06%
Allianz RCM Global Resources Fund Class C	–51.37%	9.51%	9.51%
Allianz RCM Global Resources Fund Class C (adjusted)	–51.83%	9.51%	9.51%
Allianz RCM Global Resources Fund Class D	–51.08%	10.30%	10.30%
Allianz RCM Global Resources Fund Class P	–50.89%	10.63%	10.63%
Allianz RCM Global Resources Fund Institutional Class	–50.88%	10.72%	10.72%
MSCI World Index	–29.50%	0.03%	0.03%
MSCI World Energy & Materials Composite Index	–41.23%	8.42%	8.42%
Lipper Global Natural Resources Fund Average	–46.68%	10.12%	10.12%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% contingent deferred sales charge (CDSC) on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.46% for Class A shares, 2.21% for Class C shares, 1.47% for Class D shares, 1.17% for Class P shares and 1.07% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

18	Allianz Funds

Allianz RCM Global Resources Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

United States	72.3%
Canada	7.6%
United Kingdom	6.5%
Brazil	5.3%
Switzerland	2.7%
Australia	2.2%
Denmark	1.5%
Spain	1.1%
Cash & Equivalents — Net	0.8%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,196.20	$1,191.60	$1,195.20	$1,198.60	$1,198.00
Expenses Paid During Period	$7.90	$11.95	$7.89	$6.11	$5.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.60	$1,013.88	$1,017.60	$1,019.24	$1,019.54
Expenses Paid During Period	$7.25	$10.99	$7.25	$5.61	$5.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.45% for Class A, 2.20% for Class C, 1.45% for Class D, 1.12% for Class P and 1.06% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	19

Allianz RCM Global Small-Cap Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Global Small-Cap Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in companies with market capitalizations comparable to those companies included in the MSCI World Small-Cap Index.

•  Both the Fund and its benchmark, the MSCI World Small-Cap Index, posted lower returns during the reporting period.

•  The global financial crisis that battered world markets through the latter half of 2008 and the beginning of 2009 reversed in March 2009. Equities, particularly small-caps, began to rally. While the rally stalled in June 2009, the MSCI World Small-Cap Index returned 52.80% between the March 9th and June 30, 2009.

•  Volatility was high throughout most of the reporting period, and small-caps were particularly affected. However, when equities began to rally in March 2009, small-caps helped lead the charge.

•  The Fund’s relative performance was mainly attributable to stock selection, particularly within the consumer discretionary sector.

•  In consumer discretionary, Russian automaker Sollers was the largest detractor from returns. Despite strong growth in Russian auto demand, shares fell sharply alongside a broader retracement in Russian small caps.

•  HMS Holdings’s counter-cyclical business helped make the company a top contributor. HMS Holdings helped identify claims that were paid by Medicaid but that should have been covered by third-party insurance and received a portion of all recovered payments. As unemployment rose, so did Medicaid participation and the number of erroneous Medicaid payments.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
Allianz RCM Global Small-Cap Fund Class A	–38.07%	–2.62%	3.47%	7.22%
Allianz RCM Global Small-Cap Fund Class A (adjusted)	–41.48%	–3.72%	2.89%	6.73%
Allianz RCM Global Small-Cap Fund Class B	–38.52%	–3.33%	2.89%	6.74%
Allianz RCM Global Small-Cap Fund Class B (adjusted)	–41.60%	–3.69%	2.89%	6.74%
Allianz RCM Global Small-Cap Fund Class C	–38.51%	–3.34%	2.73%	6.45%
Allianz RCM Global Small-Cap Fund Class C (adjusted)	–39.13%	–3.34%	2.73%	6.45%
Allianz RCM Global Small-Cap Fund Class D	–38.07%	–2.61%	3.58%	7.35%
Allianz RCM Global Small-Cap Fund Class P	–37.80%	–2.29%	3.81%	7.55%
Allianz RCM Global Small-Cap Fund Institutional Class	–37.80%	–2.22%	3.90%	7.65%
MSCI World Small-Cap Index	–26.77%	0.68%	5.35%	4.66%
Lipper Global Small-/Mid-Cap Fund Average	–29.25%	0.84%	3.51%	4.64%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.77% for Class A shares, 2.52% for Class B shares, 2.52% for Class C shares, 1.77% for Class D shares, 1.46% for Class P shares and 1.37% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

20	Allianz Funds

Allianz RCM Global Small-Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Country Allocation*

United States	46.0%
Japan	10.0%
United Kingdom	9.1%
Switzerland	3.2%
Cayman Islands	2.3%
Korea (Republic of)	1.7%
Spain	1.7%
Poland	1.6%
Other	22.2%
Cash & Equivalents — Net	2.2%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,116.50	$1,113.00	$1,112.30	$1,116.50	$1,118.90	$1,118.90
Expenses Paid During Period	$9.03	$12.94	$12.94	$9.03	$7.20	$6.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,016.27	$1,012.55	$1,012.55	$1,016.27	$1,018.00	$1,018.25
Expenses Paid During Period	$8.60	$12.33	$12.33	$8.60	$6.85	$6.61

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.72% for Class A, 2.47% for Class B, 2.47% for Class C, 1.72% for Class D, 1.37% for Class P and 1.32% for Institutional Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	21

Allianz RCM Technology Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Technology Fund seeks long-term capital appreciation by investing at least 80% of its assets in technology companies. Normally, the Fund invests in at least three different countries, with up to 50% of the assets invested in non-U.S. issuers.

•  Both the Fund and its benchmark, the S&P North American Technology Sector Index, posted lower returns during the reporting period.

•  The overall market experienced significant turmoil during the fiscal year, however pockets of strength emerged as 2009 progressed in areas such as China. Some of the strength in Asia stemmed from the end of inventory liquidation, the Chinese stimulus program, and the increase of phone purchases in anticipation of the launch of 3G services in the region in 2009. The fiscal year was also a period when fear of a recession and liquidation of several hedge funds had quite a negative impact on smaller or non benchmark stocks.

•  The Fund’s overweight position in internet stocks detracted from relative returns. Particularly, one of the Chinese holdings suffered as global recessionary fears plagued the region and the company lowered revenue guidance at the end of the reporting period.

•  The Fund’s overweight allocation to alternative energy holdings detracted from relative performance, as financing difficulties slowed demand in this industry. Although some of these positions were reduced during the course of the year, several of these stocks were retained.

•  The Fund’s relative performance benefited from one takeover of a company that was a large holding during the reporting period.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	10 Years	Fund Inception† (12/27/95)
Allianz RCM Technology Fund Class A	–22.63%	0.76%	1.99%	10.96%
Allianz RCM Technology Fund Class A (adjusted)	–26.89%	–0.37%	1.42%	10.50%
Allianz RCM Technology Fund Class B	–23.19%	0.00%	1.45%	10.53%
Allianz RCM Technology Fund Class B (adjusted)	–26.58%	–0.34%	1.45%	10.53%
Allianz RCM Technology Fund Class C	–23.20%	0.01%	1.22%	10.13%
Allianz RCM Technology Fund Class C (adjusted)	–23.88%	0.01%	1.22%	10.13%
Allianz RCM Technology Fund Class D	–22.64%	0.75%	2.06%	11.12%
Allianz RCM Technology Fund Class P	–22.37%	1.07%	2.35%	11.39%
Allianz RCM Technology Fund Institutional Class	–22.32%	1.16%	2.44%	11.50%
Allianz RCM Technology Fund Administrative Class	–22.52%	0.91%	2.19%	11.22%
NASDAQ Composite Index	–19.97%	–2.17%	–3.74%	4.23%
S&P North American Technology Sector Index	–18.57%	–1.02%	–5.23%	5.69%
Lipper Global Science/Technology Fund Average	–21.14%	–1.12%	–2.70%	6.88%

† The Fund began operations on 12/27/95. Lipper comparisons began on 12/31/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.65% for Class D shares, 1.36% for Class P shares, 1.25% for Institutional Class shares and 1.50% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

22	Allianz Funds

Allianz RCM Technology Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Computers & Peripherals	17.6%
Software	15.4%
Communications Equipment	12.4%
Internet Software & Services	10.5%
Semiconductors & Semiconductor Equipment	9.7%
IT Services	2.8%
Electrical Equipment	2.6%
Internet & Catalog Retail	2.4%
Other	9.1%
Cash & Equivalents, Options Written and Securities Sold Short	17.5%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,236.10	$1,231.40	$1,231.60	$1,236.20	$1,238.20	$1,238.50	$1,237.40
Expenses Paid During Period	$8.93	$13.06	$13.06	$8.93	$7.16	$6.77	$8.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class P	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,016.81	$1,013.09	$1,013.09	$1,016.81	$1,018.40	$1,018.74	$1,017.55
Expenses Paid During Period	$8.05	$11.78	$11.78	$8.05	$6.46	$6.11	$7.30

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.61% for Class D, 1.29% for Class P, 1.22% for Institutional Class and 1.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	23

Allianz RCM Wellness Fund

(Unaudited)

Portfolio Insights

•  Allianz RCM Wellness Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of companies in wellness related companies.

•  Both the Fund and its benchmark, the MSCI World Health Care & Consumer Blended Index, posted lower returns during the reporting period.

•  The three major themes that dominated the health care sector in 2008 were a resurgent consolidation trend in the pharmaceutical and biotechnology industries, the announcement of President Obama’s anticipated health care reform proposals following his election, and a strong market bounce began in 2009 among heavily beaten-down pro-cyclical names across the broad market.

•  Most of the Fund’s relative performance during the period stemmed from poor stock selection within biotechnology sector. Stock selection within the pressured retailing industry also detracted from returns during the reporting period.

•  The Fund’s holding in a biopharmaceutical company detracted from relative returns during the period. Shares of the company sank following poor trial data results for its experimental diabetes drug, compounded by lower guidance forecasts.

•  The Fund’s overweight position in one biotechnology company focused on HIV treatment contributed to relative performance during the period. The stock appreciated largely attributable to a proposed expansion of HIV treatment guidelines.

•  A health care company completed a tender offer for one of the Fund’s largest holdings during the reporting period and subsequently contributed to relative returns.

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
Allianz RCM Wellness Fund Class A	–16.08%	–2.23%	5.97%	8.68%
Allianz RCM Wellness Fund Class A (adjusted)	–20.69%	–3.33%	5.38%	8.19%
Allianz RCM Wellness Fund Class B	–16.74%	–2.96%	5.34%	8.16%
Allianz RCM Wellness Fund Class B (adjusted)	–20.90%	–3.35%	5.34%	8.16%
Allianz RCM Wellness Fund Class C	–16.73%	–2.96%	5.18%	7.87%
Allianz RCM Wellness Fund Class C (adjusted)	–17.56%	–2.96%	5.18%	7.87%
Allianz RCM Wellness Fund Class D	–16.12%	–2.23%	6.00%	8.72%
MSCI World Index	–29.50%	0.03%	–0.84%	2.94%
MSCI World Healthcare and Consumer Blended Index	–15.30%	0.31%	0.77%	1.62%
S&P 500 Index	–26.21%	–2.24%	–2.22%	3.51%
S&P 500 Healthcare Index	–11.51%	–1.14%	–0.06%	5.74%
Lipper Health/Biotechnology Fund Average	–11.94%	0.52%	5.86%	7.36%

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 4 and 5 for more information. The Fund’s gross expense ratios are 1.52% for Class A shares, 2.27% for Class B shares, 2.27% for Class C shares and 1.52% for Class D shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

24	Allianz Funds

Allianz RCM Wellness Fund (Cont.)

(Unaudited)

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

Industry/Sectors*

Pharmaceuticals	29.9%
Health Care Providers & Services	16.6%
Biotechnology	15.2%
Health Care Equipment & Supplies	12.9%
Life Sciences Tools & Services	9.0%
Food Products	4.1%
Textiles, Apparel & Luxury Goods	2.0%
Food & Staples Retailing	1.5%
Other	5.6%
Cash & Equivalents and Options Purchased	3.2%
*	% of net assets as of June 30, 2009

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,023.70	$1,019.70	$1,019.70	$1,023.10
Expenses Paid During Period	$7.63	$11.37	$11.42	$7.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,017.26	$1,013.54	$1,013.49	$1,017.26
Expenses Paid During Period	$7.60	$11.33	$11.38	$7.60

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.52% for Class A, 2.27% for Class B, 2.28% for Class C and 1.52% for Class D), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report	June 30, 2009	25

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to 11/1/06, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
48% Russell 3000 Index, 12% MSCI All Country World Index Ex-US, 40% Barclays Capital U.S. Aggregate Index	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Barclays Capital U.S. Aggregate Index. The Russell 3000 Index and the Barclays Capital U.S. Aggregate Index are described below. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization.

Barclays Capital U.S. Aggregate Index (formerly Barclays Capital Aggregate Bond Index)	The Barclays Capital U.S. Aggregate Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed-income securities of domestic issuers having a maturity greater than one year.

MSCI All Country World Ex US Index	The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US) is a market capitalization weighted index composed of approximately 2000 companies. It is representative of the market structure of 21 developed countries in North America, Europe, and the Pacific Rim, and excludes securities of United States’ issuers.

MSCI All Country World Index	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a market capitalization weighted index composed of over 2000 companies. It is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim.

MSCI EAFE Growth Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Growth Index (EAFE Growth) is an unmanaged index consisting of 50% of the MSCI EAFE with the highest Price/Book Value ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

MSCI EAFE Index	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. dollar adjusted basis.

MSCI Emerging Markets Index	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Pacific Index	The Morgan Stanley Capital International (MSCI) Pacific Index is a market capitalization weighted index composed of over 700 companies. It is representative of the market structure of 5 developed market countries in the Pacific Basin: Australia, Hong Kong, Japan, New Zealand, and Singapore.

MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance.

MSCI World Energy & Materials Composite Index	The MSCI World Energy & Materials Composite benchmark represents the performance of a hypothetical index developed by the Adviser. This composite is derived from the World Energy and World Materials components of the MSCI World Index, which is described above. The two components are weighted in the composite based on the market capitalization of those sectors from the prior month. As a result, the weightings of the two components in the composite may vary from month to month.

MSCI World Healthcare and Consumer Blended Index	MSCI World Healthcare and Consumer Blended Index is a blend of 70% MSCI World Healthcare Index, 15% MSCI World Consumer Discretionary Index and 15% MSCI World Consumer Staples Index. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged market-weighted index that consists of over 1,200 securities traded in 23 of the worlds most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The World Healthcare and Consumer Blended Benchmark represents the performance of a hypothetical index developed by the Adviser.

26	Allianz Funds

Benchmark Descriptions (Cont.)

Index	Description
MSCI World Small-Cap Index	The Morgan Stanley Capital International (MSCI) World Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small-cap equity performance in the global developed markets. The index targets 40% of the eligible small-cap universe within each industry group, within each country. MSCI defines the small-cap universe as all listed securities with a market capitalization in the range of USD 200-1,500 million.

NASDAQ Composite Index	The NASDAQ Composite Index is a market-value-weighted, technology-oriented index composed of approximately 5,000 domestic and foreign securities.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 1000 Growth Index	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index	The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Growth Index	The Russell 3000 Growth Index is an unmanaged index composed of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index	The Russell 3000 Index is an unmanaged index generally representative of the U.S. market for large domestic stocks, as determined by total market capitalization, and which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index	The Russell 3000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 and Russell 2000 Indexes that are considered to have less than average growth orientation.

Russell Midcap Growth Index	Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index	The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Russell Top 200 Value Index	The Russell Top 200 Value Index measures the performance of those Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index of large capitalization common stocks.

S&P 500 Healthcare Index	The S&P 500 Healthcare Index is a market capitalization weighted index that represents the Health Care sector performance of the S&P 500 Index.

S&P North American Technology Sector Index™ (formerly S&P GSTI Composite Index)	The S&P North American Technology-Internet Sector Index™ is a market capitalization weighted index representative of the Internet sector, including portals, e-retailing, e-finance, services, access, software and B2B commerce. It is a sub-index of the S&P North American Technology Sector Index Family, which is a broad-based index of more than 180 stocks designed to represent the technology sector. The sub-index is weighted using a modified-cap method whereby the largest stocks are capped at 12.5% of the index on each semiannual rebalancing date. The weightings may exceed 12.5% between rebalancing. All remaining stocks are included in proportion to their market capitalizations.

Annual Report	June 30, 2009	27

Schedule of Investments

NACM Emerging Markets Opportunities Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—95.7%
Bermuda—0.2%
Shanghai Real Estate Ltd. (b)	1,272,000	$161

Brazil—12.3%
Brasil Telecom Part S.A. ADR	3,500	134
Centrais Eletricas Brasileiras S.A.	100,000	1,462
Cia de Saneamento Basico do Estado de S.A. ADR	5,200	156
Itau Unibanco Banco Multiplo S.A. ADR	35,300	559
Petroleo Brasileiro S.A. ADR	31,800	1,303
Petroleo Brasileiro S.A. ADR, Class A	63,400	2,115
Redecard S.A.	13,500	208
Tele Norte Leste Participacoes S.A. ADR	46,200	687
Tim Participacoes S.A. ADR	8,700	152
Vale S.A. ADR	47,500	837
Vivo Participacoes S.A. ADR	26,300	498

		8,111

Cayman Islands—1.7%
China Resources Land Ltd.	158,000	349
Minth Group Ltd.	318,000	262
Semiconductor Manufacturing International Corp. (b)	6,672,000	336
Xingda International Holdings Ltd.	584,000	188

		1,135

Chile—1.7%
Empresa Nacional de Electricidad S.A. ADR	4,200	209
Enersis S.A. ADR	48,000	887

		1,096

China—14.8%
Bank of China Ltd.	2,861,000	1,355
Bank of Communications Co., Ltd.	330,000	367
China Construction Bank Corp.	1,695,200	1,304
China COSCO Holdings Co., Ltd., Class H	132,500	157
China Life Insurance Co., Ltd.	250,000	925
China Petroleum & Chemical Corp., Class H	1,290,000	978
Dongfeng Motor Group Co., Ltd.	442,000	373
Industrial & Commercial Bank of China	2,856,000	1,982
Maanshan Iron & Steel (b)	766,000	478
PetroChina Co., Ltd.	534,000	590
Tencent Holdings Ltd.	70,600	816
Weiqiao Textile Co.	286,500	148
Yanzhou Coal Mining Co., Ltd.	204,000	280

		9,753

Czech Republic—0.5%
Philip Morris CR AS	1,000	341

Egypt—0.4%
El Ezz Steel Co.	51,520	111
Maridive & Oil Services SAE	39,461	150

		261

Hong Kong—4.7%
Chaoda Modern Agriculture Holdings Ltd.	410,000	241
China Agri-Industries Holdings Ltd.	744,000	462
China Mobile Ltd.	102,500	1,026
China Pharmaceutical Group Ltd.	1,244,000	636

	Shares	Value (000s)

CNOOC Ltd.	230,000	$283
Lai Fung Holdings Ltd.	6,979,000	238
Sino-Ocean Land Holdings Ltd.	193,500	221

		3,107

Hungary—1.0%
Magyar Telekom Telecommunications PLC	213,167	630

India—6.3%
3i Infotech Ltd.	174,100	259
Allahabad Bank	162,106	263
Axis Bank Ltd.	74,317	1,279
Balrampur Chini Mills Ltd.	76,530	170
Bharat Petroleum Corp. Ltd.	18,016	162
Birla Corp. Ltd.	27,906	118
HDFC Bank Ltd. ADR	2,100	217
Hero Honda Motors Ltd.	5,825	170
Larsen & Toubro Ltd.	7,555	247
Maruti Suzuki India Ltd.	6,275	140
Oil & Natural Gas Corp. Ltd.	7,807	173
Punjab National Bank Ltd.	26,523	375
Tata Steel Ltd.	43,925	358
Union Bank Of India	49,781	252

		4,183

Indonesia—1.7%
Astra International Tbk.	193,000	448
PT Bank Central Asia Tbk	1,023,500	351
PT Perusahaan Gas Negara	604,000	185
PT United Tractors Tbk.	173,000	168

		1,152

Israel—3.1%
Israel Chemicals Ltd.	22,391	220
Makhteshim-Agan Industries Ltd.	66,768	329
Teva Pharmaceutical Industries Ltd. ADR	30,100	1,485

		2,034

Korea (Republic of)—0.9%
Kyeryong Construction Industrial Co., Ltd.	11,460	200
LG Dacom Corp.	8,520	118
Youngone Corp. (c)	29,600	267

		585

Kuwait—0.1%
Global Investment House KSCC GDR (b)(c)	43,440	80

Malaysia—1.1%
Burniputra Commerce Holdings Bhd	125,000	321
Lion Industries Corp. Bhd	729,800	258
Tenaga Nasional BHD	68,700	149

		728

Mexico—1.9%
America Movil S.A. de C.V. ADR, Class L	23,500	910
Cemex SAB de C.V. ADR (b)	34,528	322

		1,232

Philippines—0.3%
Robinsons Land Corp.	1,540,300	217

Russia—4.1%
Evraz Group S.A. GDR	36,352	689
LUKOIL ADR	15,600	692
Mobile Telesystems ADR	11,000	406
OAO Gazprom ADR	22,450	456
Sistema JSFC GDR (b)	39,300	476

		2,719

	Shares	Value (000s)

South Africa—7.4%
ABSA Group Ltd.	28,827	$411
Aveng Ltd.	86,386	392
FirstRand Ltd.	79,779	146
Harmony Gold Mining Co., Ltd. ADR (b)	33,700	348
Impala Platinum Holdings Ltd.	19,810	438
Kumba Iron Ore Ltd.	11,351	267
MTN Group Ltd.	64,507	991
Naspers Ltd.	31,925	841
Sanlam Ltd.	221,342	496
Standard Bank Group Ltd.	27,748	319
Truworths International Ltd.	51,011	245

		4,894

South Korea—13.8%
Daewoo Securities Co., Ltd.	16,600	245
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	14,250	222
Honam Petrochemical Corp.	3,090	185
Hyosung Corp.	4,110	299
Hyundai Mobis	2,081	181
Hyundai Motor Co.	12,192	705
Kolon Industries, Inc.	14,070	370
Korea Zinc Co., Ltd.	3,641	394
LG Chemical Ltd.	5,019	547
LG Corp.	13,620	648
LG Display Co., Ltd.	30,160	752
LG Electronics, Inc.	17,640	1,611
LG Telecom Ltd.	103,650	651
NCSoft Corp.	1,980	283
POSCO	1,320	439
Samsung Electronics Co., Ltd.	1,499	693
SK Energy Co., Ltd.	4,673	374
SK Holdings Co., Ltd.	6,135	510

		9,109

Taiwan—11.2%
AU Optronics Corp.	1,675,000	1,617
Compal Electronics, Inc.	1,322,000	1,069
Formosa Plastics Corp.	103,000	183
Inventec Co., Ltd.	591,000	340
KGI Securities Co., Ltd.	639,000	290
Lite-On Technology Corp.	342,000	296
Macronix International	332,000	150
MediaTek, Inc.	68,000	807
POU Chen Corp.	230,000	140
Quanta Computer, Inc.	686,990	1,104
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	37,200	350
Tatung Co., Ltd. (b)	1,014,000	249
Uni-President Enterprises Corp.	278,000	286
Walsin Technology Corp.	855,000	273
WPG Holdings Co., Ltd.	266,000	262

		7,416

Thailand—2.5%
PTT Exploration & Production PCL	63,900	253
PTT PCL	118,200	809
Thoresen Thai Agencies PCL	907,100	583

		1,645

Turkey—3.6%
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (b)	1,933,976	660
KOC Holding AS (b)	342,316	585
Tupras Turkiye Petrol Rafine	15,828	192
Turk Hava Yollari	488,010	730
Turkiye Garanti Bankasi AS (b)	65,673	176

		2,343

28	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

NACM Emerging Markets Opportunities Fund

June 30, 2009

	Shares	Value (000s)

United Kingdom—0.4%
British American Tobacco PLC	9,453	$261

Total Common Stock (cost—$55,284)		63,193

PREFERRED STOCK—4.1%
Brazil—4.1%
Bradespar S.A.	16,600	217
Centrais Eletricas Brasileiras S.A., Class B	43,400	565
Contax Participacoes S.A.	7,500	206
Investimentos Itau S.A.	245,090	1,091
Metalurgica Gerdau S.A.	21,300	280
Usinas Siderurgicas de Minas Gerais S.A.	15,475	328

Total Preferred Stock (cost—$2,370)		2,687

Total Investments (cost—$57,654) (a)—99.8%		65,880

Other assets less liabilities—0.2%		144

Net Assets—100.0%		$66,024

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $47,781, representing 72.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	29

Schedule of Investments

NACM Global Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.9%
Australia—1.6%
BHP Billiton Ltd.	14,282	$391

Belgium—3.1%
Anheuser-Busch InBev NV	11,435	415
Umicore	14,587	332

		747

Bermuda—0.0%
Peace Mark Holdings Ltd. (b)(d)	382,000	—(c)

Brazil—0.6%
Companhia Brasileira de Meios de Pagamento (b)	16,600	143

China—1.6%
China Mobile Ltd.	39,000	391

Finland—1.0%
Sampo Oyj, Class A	12,632	239

France—4.3%
BNP Paribas	5,391	351
Gaz De France	9,206	345
Ingenico	16,808	322

		1,018

Germany—4.0%
BAYER AG	4,260	229
Fresenius Medical Care AG & Co. KGaA	8,904	400
RWE AG	4,085	322

		951

Ireland—1.4%
Icon PLC ADR (b)	15,100	326

Israel—1.5%
Teva Pharmaceutical Industries Ltd. ADR	7,500	370

Japan—9.6%
ABC-Mart, Inc.	11,800	303
Asics Corp.	37,000	338
Fanuc Ltd.	4,700	377
Marubeni Corp.	67,000	296
Mitsubishi UFJ Financial Group, Inc.	58,300	360
Nissin Food Products Co., Ltd.	8,900	269
Tsumura & Co.	11,000	343

		2,286

Kuwait—0.2%
Global Investment House KSCC GDR (b)(d)	22,200	41

Netherlands—5.0%
ING Groep NV	40,821	413
Nutreco Holding NV	8,004	313
Royal KPN NV	32,881	454

		1,180

Spain—5.1%
Iberdrola Renovables S.A. (b)	91,580	420
Tecnicas Reunidas S.A.	7,632	362
Telefonica S.A.	18,835	428

		1,210

Switzerland—9.2%
ABB Ltd. (b)	18,616	294
ACE Ltd.	6,700	296
Alcon, Inc.	3,500	406
Nestle S.A.	9,966	376
Roche Holdings AG	3,043	415
Transocean Ltd. (b)	5,300	394

		2,181

	Shares	Value (000s)

United Kingdom—11.7%
ARM Holdings PLC	207,591	$409
BG Group PLC	23,568	397
Croda International	36,281	319
HSBC Holdings PLC	52,561	438
IG Group Holdings PLC	79,035	365
Marks & Spencer Group PLC	52,133	263
Petrofac Ltd.	29,879	330
Wellstream Holdings PLC	32,692	276

		2,797

United States—39.0%
Anadarko Petroleum Corp.	8,100	368
Ansys, Inc. (b)	13,000	405
Apple, Inc. (b)	3,400	484
Bank of America Corp.	31,800	420
Bank of New York Mellon Corp.	12,100	355
Best Buy Co., Inc.	7,600	254
Corning, Inc.	31,200	501
Ecolab, Inc.	12,200	476
FedEx Corp.	6,900	384
Guess?, Inc.	11,800	304
JPMorgan Chase & Co.	14,600	498
Kellogg Co.	9,900	461
Lockheed Martin Corp.	5,000	403
Monsanto Co.	3,900	290
Nike, Inc., Class B	7,000	362
Occidental Petroleum Corp.	5,800	382
Oracle Corp.	27,400	587
Praxair, Inc.	5,800	412
Procter & Gamble Co.	7,400	378
Target Corp.	8,300	327
Thermo Fisher Scientific, Inc. (b)	10,100	412
URS Corp. (b)	8,500	421
XTO Energy, Inc.	10,425	398

		9,282

Total Common Stock (cost—$25,495)		23,553

	Principal Amount (000s)
Repurchase Agreement—0.8%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $198; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $204 including accrued interest (cost—$198)	$198	198

Total Investments (cost—$25,693) (a)—99.7%		23,751

Other assets less liabilities—0.3%		67

Net Assets—100.0%		$23,818

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $12,295 representing 51.6% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing

(c) Amount less than $500

(d) Fair-valued security

Glossary:
ADR—American Depositary Receipt
GDR—Global Depository Receipt

30	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

NACM International Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.5%
Australia—4.5%
BHP Billiton Ltd.	31,855	$873
BlueScope Steel Ltd.	193,634	393
Caltex Australia Ltd.	104,652	1,162
Commonwealth Bank of Australia	56,319	1,765
ING Office Fund, REIT	850,097	314
OneSteel Ltd.	199,380	412
Suncorp-Metway Ltd.	211,605	1,138

		6,057

Belgium—1.7%
Anheuser-Busch InBev NV	12,209	443
Delhaize Group	26,629	1,875

		2,318

Bermuda—1.1%
Jardine Matheson Holdings Ltd.	16,400	448
Seadrill Ltd.	39,600	571
VTech Holdings Ltd.	67,000	456

		1,475

Finland—0.4%
Huhtamaki Oyj	36,500	377
Sponda OYJ (b)	77,200	220

		597

France—11.8%
AXA S.A.	22,118	418
BNP Paribas	40,527	2,643
Credit Agricole S.A.	157,826	1,979
Fonciere Des Regions, REIT	5,611	423
France Telecom S.A.	54,676	1,244
Groupe Steria SCA	19,070	351
Sanofi-Aventis S.A.	45,540	2,691
SCOR SE	14,496	298
Total S.A.	49,959	2,708
Unibail-Rodamco, REIT	6,902	1,032
Vinci S.A.	9,613	434
Vivendi Universal S.A.	59,401	1,426
Wendel	8,479	275

		15,922

Germany—5.4%
Bayerische Motoren Werke AG	36,725	1,387
Bilfinger Berger AG	13,832	644
Deutsche Bank AG	33,839	2,057
E.ON AG	34,368	1,220
HeidelbergCement AG	8,546	352
K&S AG	5,727	323
RWE AG	17,428	1,375

		7,358

Greece—1.0%
Public Power Corp. (b)	67,870	1,400

Hong Kong—3.3%
BOC Hong Kong Holdings Ltd.	1,163,000	2,023
Noble Group Ltd.	644,000	803
Shun TAK Holdings Ltd.	952,000	598
Swire Pacific Ltd.	61,000	606
Techtronic Industries Co.	629,000	434

		4,464

Italy—4.9%
Enel SpA	494,931	2,416
Eni SpA	130,832	3,103
Finmeccanica SpA	58,101	819
Italmobiliare SpA (b)	8,428	284

		6,622

	Shares	Value (000s)

Japan—21.6%
Canon, Inc.	12,000	$392
COMSYS Holdings Corp.	37,000	408
Cosmo Oil Co., Ltd.	355,000	1,202
Credit Saison Co., Ltd.	30,600	388
East Japan Railway Co.	11,200	674
Fast Retailing Co., Ltd.	4,200	547
Honda Motor Co., Ltd.	51,000	1,403
Hosiden Corp.	35,100	449
Ines Corp.	60,000	408
Itochu Corp.	248,000	1,721
JFE Holdings, Inc.	10,700	359
KDDI Corp.	147	780
Kyorin Co., Ltd.	28,000	425
Marubeni Corp.	213,000	942
Mitsubishi UFJ Financial Group, Inc.	176,600	1,091
Nintendo Co., Ltd.	2,400	664
Nippo Corp.	73,000	677
Nippon Electric Glass Co., Ltd.	94,000	1,051
Nippon Mining Holdings, Inc.	251,000	1,297
Nippon Soda Co., Ltd.	92,000	412
Nippon Telegraph & Telephone Corp.	16,800	684
Nissan Motor Co., Ltd.	184,000	1,117
Nomura Holdings, Inc.	82,600	697
Osaka Gas Co., Ltd.	169,000	539
Pacific Metals Co., Ltd.	43,000	332
Sasebo Heavy Industries Co., Ltd.	160,000	334
Seven & I Holdings Co., Ltd.	24,100	565
Shionogi & Co., Ltd.	38,000	734
Sojitz Corp.	255,100	560
Square Enix Holdings Co., Ltd.	15,200	357
Sumitomo Metal Mining Co., Ltd.	130,000	1,826
Sumitomo Osaka Cement Co., Ltd.	320,000	691
Sumitomo Trust & Banking Co., Ltd.	99,000	531
Taiheiyo Cement Corp.	174,000	298
Taiyo Yuden Co., Ltd.	68,000	749
Tokuyama Corp.	103,000	756
Tokyo Electric Power Co., Inc.	35,300	908
Toyo Suisan Kaisha Ltd.	63,000	1,298
Toyota Motor Corp.	24,800	938

		29,204

Luxembourg—0.4%
ArcelorMittal	16,693	552

Netherlands—2.2%
Koninklijke Ahold NV	122,053	1,407
Koninklijke Wessanen NV	97,341	373
Royal KPN NV	83,682	1,155

		2,935

Norway—0.3%
Marine Harvest (b)	578,000	389

Singapore—1.1%
Keppel Corp. Ltd.	89,000	422
SembCorp Marine Ltd.	245,000	452
Wilmar International Ltd.	168,000	579

		1,453

Spain—7.6%
Banco Santander Central
Hispano S.A.	292,264	3,533
Mapfre S.A.	606,841	1,983
Repsol YPF S.A.	101,489	2,272
Telefonica S.A.	109,613	2,489

		10,277

	Shares	Value (000s)

Sweden—3.0%
Boliden AB	160,900	$1,220
Hennes & Mauritz AB, Class B	10,275	513
Securitas AB, Class B	138,517	1,180
Svenska Cellulosa AB	108,200	1,139

		4,052

Switzerland—4.9%
Credit Suisse Group AG	31,251	1,432
Nestle S.A.	19,717	744
Novartis AG	30,953	1,260
Swiss Reinsurance	33,199	1,103
Syngenta AG	1,489	346
Zurich Financial Services AG	10,164	1,797

		6,682

United Kingdom—22.3%
Anglo American PLC	20,002	585
AstraZeneca PLC	76,236	3,361
Autonomy Corp. PLC (b)	20,713	491
BAE Systems PLC	291,890	1,631
Barclays PLC	220,778	1,026
BHP Billiton PLC	19,886	448
British American Tobacco PLC	85,290	2,354
Brixton PLC, REIT	299,672	199
Diageo PLC	41,554	597
GlaxoSmithKline PLC	229,835	4,060
J Sainsbury PLC	70,331	363
Kingfisher PLC	623,841	1,830
Logica PLC	1,686,749	2,197
Pearson PLC	35,280	355
Premier Foods PLC (b)	586,900	357
Prudential PLC	315,925	2,160
Rio Tinto PLC	9,691	336
Royal Dutch Shell PLC, Class B	115,251	2,902
RSA Insurance Group PLC	759,683	1,508
Taylor Woodrow PLC (b)	603,505	333
Vodafone Group PLC	1,337,563	2,601
Xstrata PLC	37,360	406

		30,100

Total Common Stock (cost—$130,288)		131,857

RIGHTS—0.0%
Australia—0.0%
ING Office Fund (b)(c) (cost—$0)	340,038	7

	Principal Amount (000s)
Repurchase Agreement—1.7%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $2,238; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $2,283 including accrued interest (cost—$2,238)	$2,238	2,238

Total Investments (cost—$132,526) (a)—99.2%		134,102

Other assets less liabilities—0.8%		1,067

Net Assets—100.0%		$135,169

06.30.09	Allianz Funds Annual Report	31

Schedule of Investments (cont.)

NACM International Fund

June 30, 2009

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $131,521 representing 97.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-valued security.

Glossary:
REIT—Real Estate Investment Trust

32	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

NACM Pacific Rim Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—96.6%
Australia—15.9%
ABB Grain Ltd., Class B	91,772	$687
Australia & New Zealand Banking Group Ltd.	202,187	2,679
BHP Billiton Ltd.	230,528	6,316
Cochlear Ltd.	62,287	2,891
CSL Ltd.	50,752	1,312
Incitec Pivot Ltd.	1,473,231	2,804
Rio Tinto Ltd.	71,797	2,999
Westpac Capital Corp.	236,285	3,844
Woodside Petroleum Ltd.	56,196	1,941
WorleyParsons Ltd.	49,352	941

		26,414

Bermuda—1.3%
China Yurun Food Group Ltd.	561,000	843
Haier Electronics Group Co., Ltd.	2,567,000	363
Huabao International Holdings Ltd.	950,000	917

		2,123

Cayman Islands—1.5%
Belle International Holdings Ltd.	1,013,000	875
Minth Group Ltd.	2,024,000	1,667

		2,542

China—7.5%
Anhui Conch Cement Co., Ltd.	216,000	1,342
China Life Insurance Co., Ltd.	341,000	1,262
China Life Insurance Co., Ltd. ADR	7,400	408
China Shenhua Energy Co., Class H	507,500	1,841
Great Wall Motor Co., Ltd.	575,500	454
Hengan International Group Co., Ltd.	192,000	890
Maanshan Iron & Steel (b)	2,824,000	1,761
Shandong Weigao Group Medical Polymer Co., Ltd.	608,000	1,558
Tencent Holdings Ltd.	105,000	1,214
ZTE Corp.	477,640	1,650

		12,380

Hong Kong—5.2%
China Everbright International Ltd.	3,139,000	881
China Mobile Ltd.	44,500	446
China Mobile Ltd. ADR	8,100	406
Hong Kong Electric Holdings	625,000	3,476
Hong Kong Exchange & Clearing Ltd.	28,000	433
MTR Corp.	296,000	890
Wharf Holdings Ltd.	512,000	2,162

		8,694

Japan—55.4%
Aisin Seiki Co., Ltd.	96,400	2,083
Astellas Pharma, Inc.	104,400	3,687
Bridgestone Corp.	104,000	1,629
Canon, Inc.	49,400	1,614
Daiseki Co., Ltd.	24,800	545
East Japan Railway Co.	38,500	2,318
EPS Co., Ltd.	317	1,215
Fanuc Ltd.	26,200	2,100
Hitachi Construction Machinery Co., Ltd.	62,200	1,011
Honda Motor Co., Ltd.	106,100	2,919
Japan Steel Works Ltd.	244,000	3,007
JFE Holdings, Inc.	26,600	894
Kamigumi Co., Ltd.	110,000	930

	Shares	Value (000s)
Kirin Brewery Co., Ltd.	132,000	$1,842
Kubota Corp.	219,000	1,803
Marubeni Corp.	525,000	2,322
Mitsubishi Corp.	51,500	950
Mitsubishi Electric Corp.	398,000	2,515
Mitsubishi UFJ Financial Group, Inc.	974,500	6,017
Mitsui & Co., Ltd.	129,000	1,529
Mitsui Fudosan Co., Ltd.	97,000	1,682
Mitsui Sumitomo Insurance Group Holdings, Inc.	46,700	1,222
Mizuho Financial Group, Inc.	654,000	1,519
Nikon Corp.	79,000	1,367
Nippon Building Fund, Inc., REIT	76	650
Nippon Telegraph & Telephone Corp.	50,200	2,044
Nitori Co., Ltd.	25,750	1,823
Nomura Holdings, Inc.	258,900	2,185
Osaka Gas Co., Ltd.	412,000	1,313
Panasonic Corp.	95,000	1,280
Pigeon Corp.	32,000	1,020
Sankyo Co., Ltd.	26,100	1,392
Seven & I Holdings Co., Ltd.	67,200	1,576
Softbank Corp.	97,500	1,899
Sony Corp.	62,700	1,636
Sumitomo Corp.	284,500	2,892
Sumitomo Metal Industries Ltd.	557,000	1,481
Sumitomo Mitsui Financial Group, Inc.	22,077	893
Suzuki Motor Corp.	56,800	1,274
Tokai Tokyo Securities Co., Ltd.	481,000	1,746
Tokio Marine Holdings, Inc.	27,300	750
Tokyo Electric Power Co., Inc.	169,500	4,358
Toshiba Plant Systems & Services Corp.	37,000	419
Towa Pharmaceutical Co., Ltd.	55,300	2,771
Toyo Tanso Co., Ltd.	32,100	1,225
Toyota Motor Corp.	114,100	4,315
Toyota Motor Corp. ADR	33,100	2,500
Tsumura & Co.	41,000	1,279
Unicharm Corp.	18,800	1,436
Yamada Denki Co., Ltd.	16,280	947

		91,824

Korea (Republic of)—2.1%
Hynix Semiconductor, Inc. (b)	162,980	1,732
Hyundai Motor Co.	30,339	1,755

		3,487

Papua New Guinea—0.5%
Lihir Gold Ltd. (b)	359,880	842

Singapore—2.7%
DBS Group Holdings Ltd.	314,224	2,548
Singapore Exchange Ltd.	160,000	779
Wilmar International Ltd.	321,000	1,107

		4,434

South Korea—0.5%
NHN Corp. (b)	6,620	913

Taiwan—1.5%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	261,286	2,459

United Kingdom—2.5%
HSBC Holdings PLC	247,933	2,069
Standard Chartered PLC	107,900	2,073

		4,142

Total Common Stock (cost—$185,321)		160,254

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—3.9%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $6,441; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $6,573 including accrued interest (cost—$6,441)	$6,441	$6,441

Total Investments (cost—$191,762) (a)—100.5%		166,695

Liabilities in excess of other assets—(0.5)%		(831)

Net Assets—100.0%		$165,864

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $154,481, representing 93.1% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	33

Schedule of Investments

NFJ International Value Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—95.3%
Australia—1.0%
Australia & New Zealand Banking Group Ltd. ADR	794,400	$10,486

Belgium—2.5%
Etablissements Delhaize Group ADR	375,000	26,430

Bermuda—7.1%
Accenture Ltd.	272,700	9,124
Axis Capital Holding Ltd.	671,800	17,588
Ingersoll-Rand PLC	800,000	16,720
RenaissanceRe Holdings Ltd.	700,000	32,578

		76,010

Brazil—9.4%
Cia de Saneamento Basico do Estado de S.A. ADR	1,300,000	38,987
Cia Paranaense de Energia ADR	1,500,000	21,195
Petroleo Brasileiro S.A. ADR	550,000	22,539
Tele Norte Leste Participacoes S.A. ADR	1,200,000	17,844

		100,565

Canada—14.0%
Agrium, Inc.	450,000	17,951
Canadian Pacific Railway Ltd.	600,000	23,880
Nexen, Inc.	1,200,000	25,980
Petro-Canada	521,400	20,032
Toronto-Dominion Bank	500,000	25,855
TransCanada Corp.	800,000	21,528
Yamana Gold, Inc.	1,600,000	14,144

		149,370

Chile—1.0%
Lan Airlines S.A. ADR	903,600	10,870

Colombia—2.4%
BanColombia S.A. ADR	850,000	25,925

Finland—0.8%
Nokia OYJ ADR	575,000	8,383

France—5.3%
AXA S.A. ADR	1,600,000	30,336
France Telecom S.A. ADR	1,150,000	26,232

		56,568

Germany—2.7%
BASF SE ADR	470,000	18,722
SAP AG ADR	256,100	10,293

		29,015

Ireland—2.1%
Covidien PLC	600,000	22,464

Israel—0.9%
Teva Pharmaceutical Industries Ltd. ADR	200,000	9,868

Japan—2.4%
Mitsui & Co., Ltd. ADR	110,000	25,854

Korea (Republic of)—3.6%
POSCO ADR	252,000	20,833
SK Telecom Co., Ltd. ADR	1,150,000	17,422

		38,255

Luxembourg—2.2%
Tenaris S.A. ADR	881,000	23,822

Marshall Islands—1.2%
Teekay Corp.	600,000	12,618

	Shares	Value (000s)

Mexico—4.8%
Cemex SAB de C.V. ADR (a)	2,278,132	$21,278
Coca-Cola Femsa SAB DE CV ADR	734,200	29,456

		50,734

Netherlands—2.6%
Royal Dutch Shell PLC ADR, Class A	562,200	28,217

Norway—2.9%
Statoil ASA ADR	1,550,000	30,644

South Africa—3.1%
Sasol Ltd. ADR	950,000	33,079

Spain—2.0%
Banco Bilbao Vizcaya Argentaria S.A. ADR	1,660,000	20,850

Taiwan—0.9%
AU Optronics Corp. ADR	1	—(b)
Siliconware Precision Industries Co. ADR	1,526,100	9,462

		9,462

Turkey—0.9%
Turkcell Iletisim Hizmet AS ADR	720,700	9,989

United Kingdom—19.5%
AstraZeneca PLC ADR	700,000	30,898
British American Tobacco PLC ADR	300,000	16,740
Compass Group PLC ADR	3,814,400	21,704
Diageo PLC ADR	400,000	22,900
GlaxoSmithKline PLC ADR	870,000	30,746
HSBC Holdings PLC ADR	675,000	28,195
Pearson PLC ADR	2,638,800	26,678
Unilever PLC ADR	900,000	21,150
United Utilities Group PLC ADR	550,000	9,003

		208,014

Total Common Stock (cost—$1,182,143)		1,017,492

	Principal Amount (000s)
Repurchase Agreement—3.8%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $40,514; collateralized by Fannie Mae, 3.00%-4.125%, due 5/12/14- 2/11/15, valued at $41,325 including accrued interest (cost—$40,514)	$40,514	40,514

Total Investments (cost—$1,222,657)—99.1%		1,058,006

Other assets less liabilities—0.9%		9,197

Net Assets—100.0%		$1,067,203

Notes to Schedule of Investments:
(a) Non-income producing.

(b) Amount less than $500

Glossary:
ADR—American Depositary Receipt

34	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Disciplined International Equity Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—98.0%
Belgium—1.2%
Anheuser-Busch InBev NV	13,800	$500

Brazil—1.0%
Petroleo Brasileiro S.A. ADR	10,100	414

Cayman Islands—1.0%
Netease.com, Inc. ADR (b)	12,200	429

China—1.3%
CNOOC Ltd.	426,000	525

Czech Republic—0.5%
CEZ AS	5,000	225

Denmark—1.4%
Novo Nordisk AS, Class B	10,900	594

France—14.5%
Capgemini S.A.	12,285	455
Groupe Danone	9,600	476
Ipsen S.A.	8,930	391
Pernod-Ricard S.A.	5,000	316
Pinault-Printemps-Redoute S.A.	5,370	440
Sanofi-Aventis S.A.	9,900	585
Societe Generale	10,700	587
Total S.A.	31,300	1,697
Vinci S.A.	14,800	668
Vivendi Universal S.A.	14,000	336

		5,951

Germany—7.3%
BAYER AG	12,994	698
Deutsche Bank AG	6,700	407
Merck KGaA	4,600	468
SAP AG	13,804	557
Siemens AG	12,475	863

		2,993

Greece—0.8%
Alpha Bank AE (b)	30,000	328

Hong Kong—1.5%
Cheung Kong Ltd.	53,000	605

India—2.1%
Bharti Airtel Ltd. (b)	29,395	494
ICICI Bank Ltd.	25,000	377

		871

Indonesia—0.9%
PT Perusahaan Gas Negara	1,200,000	368

Italy—3.9%
Eni SpA	31,000	735
Intesa Sanpaola SpA (b)	175,000	566
Saipem SpA	12,000	293

		1,594

Japan—20.6%
Asahi Glass Co., Ltd.	63,000	505
East Japan Railway Co.	15,500	933
Fanuc Ltd.	6,400	513
Ibiden Co., Ltd.	14,000	392
KDDI Corp.	149	790
Kirin Brewery Co., Ltd.	40,000	558
Kuraray Co., Ltd.	46,000	510
Mitsui Fudosan Co., Ltd.	31,000	538
Mizuho Financial Group, Inc.	159,000	369
Nidec Corp.	11,100	676
Nintendo Co., Ltd.	3,200	886
Nippon Electric Glass Co., Ltd.	50,000	559
Promise Co., Ltd.	14,000	179
Sumitomo Mitsui Financial Group, Inc.	16,900	684

	Shares	Value (000s)

T&D Holdings, Inc.	12,500	$357

		8,449

Netherlands—4.3%
Akzo Nobel NV	12,001	531
Royal KPN NV	39,407	544
Unilever NV	28,500	689

		1,764

South Korea—1.0%
Samsung Electronics Co., Ltd.	870	402

Spain—2.7%
Telefonica S.A.	48,000	1,090

Sweden—2.2%
Hennes & Mauritz AB, Class B	18,000	899

Switzerland—9.8%
ABB Ltd. (b)	59,000	932
Nestle S.A.	17,600	664
Roche Holdings AG	9,330	1,271
UBS AG (b)	20,000	246
Zurich Financial Services AG	5,100	901

		4,014

Taiwan—1.1%
Taiwan Semi-conductor Manufacturing Co., Ltd. ADR	46,000	433

Turkey—0.6%
Turkiye Garanti Bankasi AS (b)	100,000	267

United Kingdom—18.3%
BHP Billiton PLC	18,000	406
Carnival PLC	14,000	373
Centrica PLC	137,000	504
HSBC Holdings PLC	153,833	1,281
Inmarsat PLC	53,000	477
Prudential PLC	126,000	861
Reckitt Benckiser Group PLC	17,125	782
Rio Tinto PLC	18,100	627
Serco Group PLC	62,600	435
Shire PLC	41,074	567
Vodafone Group PLC	608,097	1,183

		7,496

Total Common Stock (cost—$48,842)		40,211

RIGHTS (b)—0.3%
United Kingdom—0.3%
Rio Tinto PLC (cost—$351)	9,502	109

	Principal Amount (000s)
Repurchase Agreement—0.6%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $235; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $240 including accrued interest (cost—$235)	$235	235

Total Investments (cost—$49,428) (a)—98.9%		40,555

Other assets less liabilities—1.1%		460

Net Assets—100.0%		$41,015

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $38,308, representing 93.4% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	35

Schedule of Investments

RCM Global Resources Fund

June 30, 2009

	Shares	Value (000s)
COMMON STOCK—99.2%
Australia—2.2%
BHP Billiton Ltd.	28,066	$770

Brazil—5.3%
Petroleo Brasileiro S.A. ADR	28,200	1,155
Vale S.A. ADR	37,255	657

		1,812

Canada—7.6%
Barrick Gold Corp.	10,250	345
Canadian Natural Resources Ltd.	11,949	629
Suncor Energy, Inc.	28,123	855
Teck Cominco Ltd., Class B (b)	50,725	808

		2,637

Denmark—1.5%
Vestas Wind Systems A/S (b)	7,011	503

Spain—1.1%
Gamesa Corp. Tecnologica S.A.	19,875	379

Switzerland—2.7%
Noble Corp.	17,865	541
Transocean Ltd. (b)	5,430	403

		944

United Kingdom—6.5%
Anglo American PLC	16,965	496
BG Group PLC	49,260	829
Xstrata PLC	83,155	904

		2,229

United States—72.3%
Alcoa, Inc.	44,370	458
Anadarko Petroleum Corp.	19,405	881
Arch Coal, Inc.	17,090	263
Arena Resources, Inc. (b)	17,325	552
BJ Services Co.	37,870	516
Carrizo Oil & Gas, Inc. (b)	57,515	986
Cliffs Natural Resources, Inc.	41,110	1,006
Concho Resources, Inc. (b)	13,965	401
Consol Energy, Inc.	12,965	440
Continental Resources, Inc. (b)	16,645	462
Core Laboratories NV	7,825	682
Devon Energy Corp.	9,675	527
Diamond Offshore Drilling, Inc.	4,400	365
EOG Resources, Inc.	9,230	627
First Solar, Inc. (b)	2,095	340
Freeport-McMoRan Copper & Gold, Inc.	13,550	679
Goodrich Petroleum Corp. (b)	31,420	773
Hess Corp.	6,880	370
Marathon Oil Corp.	12,690	382
Monsanto Co.	5,170	384
Nabors Industries Ltd. (b)	22,215	346
National-Oilwell Varco, Inc. (b)	20,455	668
Newfield Exploration Co. (b)	20,665	675
Newmont Mining Corp.	8,230	336
Noble Energy, Inc.	10,350	610
Nucor Corp.	14,770	656
Peabody Energy Corp.	12,830	387
PetroHawk Energy Corp. (b)	51,740	1,154
SandRidge Energy, Inc. (b)	109,300	931
Schlumberger Ltd.	21,800	1,180
Smith International, Inc.	18,650	480
Southwestern Energy Co. (b)	51,500	2,001
Steel Dynamics, Inc.	59,645	879
U.S. Steel Corp.	30,005	1,072
Weatherford International Ltd. (b)	66,130	1,294
XTO Energy, Inc.	30,200	1,152

		24,915

Total Common Stock (cost—$32,659)		34,189

	Principal Amount (000s)	Value (000s)
Repurchase Agreement—1.0%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $341; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $350 including accrued interest (cost—$341)	$341	$341

Total Investments (cost—$33,000) (a)—100.2%		34,530

Liabilities in excess of other assets—(0.2)%		(80)

Net Assets—100.0%		$34,450

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $3,880, representing 11.3% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

36	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Global Small-Cap Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—97.8%
Austria—1.6%
Andritz AG	14,760	$623
Intercell AG (b)	13,882	477

		1,100

Belgium—0.4%
Hansen Transmissions International NV (b)	119,300	304

Bermuda—1.1%
Lazard Ltd., Class A	28,100	756
Peace Mark Holdings Ltd. (b)(d)	932,000	—(c)

		756

Brazil—0.4%
Gafisa S.A.	30,910	259

British Virgin Islands—0.7%
Yucheng Technologies Ltd. (b)	56,560	482

Canada—0.6%
MDC Partners, Inc., Class A (b)	74,825	413

Cayman Islands—2.3%
Daphne International Holdings Ltd.	682,000	355
Perfect World Co., Ltd. ADR, Class B (b)	22,870	654
Xinyi Glass Holdings Co., Ltd.	704,000	604

		1,613

China—1.3%
China Dongxiang Group Co.	1,342,000	896

Denmark—1.3%
D/S Norden	12,611	432
SimCorp A/S	3,048	474

		906

Finland—0.9%
Nokian Renkaat OYJ	33,302	627

France—0.9%
Saft Groupe S.A.	16,460	653

Germany—1.2%
Phoenix Solar AG	9,285	425
Software AG	5,805	412

		837

Greece—0.8%
JUMBO S.A.	60,446	592

Ireland—1.2%
Icon PLC ADR (b)	37,951	819

Italy—0.8%
Ansaldo STS SpA	31,170	574

Japan—10.0%
Accordia Golf Co., Ltd.	448	363
Capcom Co., Ltd.	15,740	283
Hosiden Corp.	45,300	579
JFE Shoji Holdings, Inc.	171,700	633
Kakaku.com, Inc.	157	595
Kuraray Co., Ltd.	46,955	521
Modec, Inc.	21,600	379
Nichi-iko Pharmaceutical Co., Ltd.	15,560	486
Nitori Co., Ltd.	7,240	513
SHO-BOND Holdings Co., Ltd.	18,600	353
Torishima Pump Manufacturing Co., Ltd.	40,950	600
Toyo Tire & Rubber Co. Ltd. (b)	199,000	476

	Shares	Value (000s)

Unicharm Petcare Corp.	19,630	$586
Yokogawa Electric Corp.	93,700	631

		6,998

Korea (Republic of)—1.7%
CJ Internet Corp.	33,940	372
LG Telecom Ltd.	38,550	242
Woongjin Thinkbig Co., Ltd.	30,760	550

		1,164

Luxembourg—0.6%
Acergy S.A.	39,560	391

Malaysia—1.5%
Gamuda Bhd	688,900	541
Knm Group Bhd	2,173,300	516

		1,057

Marshall Islands—0.7%
Genco Shipping & Trading Ltd.	21,110	459

Mexico—0.9%
Desarrolladora Homex S.A. de C.V. ADR (b)	22,100	616

Netherlands—1.5%
Aalberts Industries NV	66,435	523
Fugro NV	13,375	557

		1,080

Philippines—0.7%
Filinvest Land, Inc.	34,870,000	499

Poland—1.6%
Asseco Poland S.A.	29,603	508
PBG S.A. (b)	8,094	600

		1,108

Portugal—0.8%
Jeronimo Martins SGPS S.A.	83,478	569

Russia—1.5%
Comstar United Telesystems OJSC GDR	69,475	299
Severstal-Avto	49,445	348
Veropharm (b)	18,415	382

		1,029

Singapore—0.8%
SembCorp Industries Ltd.	263,000	545

Spain—1.7%
Tecnicas Reunidas S.A.	13,775	654
Viscofan S.A.	23,325	498

		1,152

Switzerland—3.2%
Bank Sarasin & Cie AG, Class B (b)	17,125	534
Georg Fischer AG (b)	1,356	232
Romande Energie Holding S.A.	213	402
Swissquote Group Holding S.A.	8,900	426
Winterthur Technologie AG	21,102	607

		2,201

United Kingdom—9.1%
Carillion PLC	116,180	483
Connaught PLC	68,970	427
Cookson Group PLC	165,270	712
Dana Petroleum PLC (b)	43,470	1,003
Debenhams PLC	347,980	465
Enterprise Inns PLC	157,230	323
Micro Focus International PLC	87,880	543

	Shares	Value (000s)

Moneysupermarket.com Group PLC	570,965	$462
Persimmon PLC	75,660	437
Restaurant Group PLC	299,880	706
SIG PLC	262,660	426
Taylor Woodrow PLC (b)	631,750	349

		6,336

United States—46.0%
Affiliated Managers Group, Inc. (b)	10,765	626
Alberto-Culver Co.	22,110	562
American Public Education, Inc. (b)	12,430	492
Arena Resources, Inc. (b)	17,158	547
Atlas Air Worldwide Holdings, Inc. (b)	23,445	544
Autoliv, Inc.	20,300	584
Bally Technologies, Inc. (b)	18,395	550
BE Aerospace, Inc. (b)	64,755	930
Blackboard, Inc. (b)	14,380	415
Capella Education Co. (b)	6,297	378
Carrizo Oil & Gas, Inc. (b)	30,115	516
Christopher & Banks Corp.	73,340	492
Clean Harbors, Inc. (b)	9,436	509
Comtech Telecommunications Corp. (b)	16,580	529
Corporate Office
Properties Trust, REIT	21,050	617
Cybersource Corp. (b)	35,120	537
DTS, Inc. (b)	21,980	595
Dupont Fabros Technology, Inc., REIT	39,875	376
Ebix, Inc. (b)	18,345	575
Esterline Technologies Corp. (b)	18,240	494
Factset Research Systems, Inc.	18,697	932
Genesee & Wyoming, Inc., Class A (b)	16,420	435
GFI Group, Inc.	49,188	332
Goodrich Petroleum Corp. (b)	15,040	370
Goodyear Tire & Rubber Co. (b)	41,135	463
Gymboree Corp. (b)	17,560	623
Hansen Natural Corp. (b)	12,220	377
Harman International Industries, Inc.	20,525	386
Hibbett Sports, Inc. (b)	17,015	306
HMS Holdings Corp. (b)	17,330	706
Human Genome Sciences, Inc. (b)	80,540	230
ICF International, Inc. (b)	18,895	521
Jabil Circuit, Inc.	40,450	300
JDA Software Group, Inc. (b)	35,580	532
Knoll, Inc.	66,935	507
LaSalle Hotel Properties, REIT	26,365	325
Liberty Media Corp., Class A (b)	42,505	576
LogMeIn, Inc. (b)	4,205	67
Macrovision Solutions Corp. (b)	24,298	530
Mettler Toledo International, Inc. (b)	5,495	424
Monolithic Power Systems, Inc. (b)	32,405	726
Natus Medical, Inc. (b)	43,284	500
NCI, Inc., Class A (b)	10,875	331
ON Semi-conductor Corp. (b)	107,200	735
Onyx Pharmaceuticals, Inc. (b)	10,350	293
Packaging Corp. of America	37,240	603
Palm, Inc. (b)	59,510	986
Pricesmart, Inc.	15,930	267
PrivateBancorp, Inc.	31,034	690
Rosetta Stone, Inc. (b)	15,025	412
SandRidge Energy, Inc. (b)	48,125	410
Silgan Holdings, Inc.	10,575	519
Snap-On, Inc.	19,991	575
Solera Holdings, Inc. (b)	20,489	520
Stanley, Inc. (b)	16,165	532

06.30.09	Allianz Funds Annual Report	37

Schedule of Investments (cont.)

RCM Global Small-Cap Fund

June 30, 2009

	Shares	Value (000s)

Steel Dynamics, Inc.	34,871	$514
Stifel Financial Corp. (b)	15,795	760
Sun Healthcare Group, Inc. (b)	38,067	321
Sunstone Hotel Investors, Inc., REIT	70,585	378
United Natural Foods, Inc. (b)	21,185	556
United Therapeutics Corp. (b)	8,650	721
Vocus, Inc. (b)	27,975	553
Western Alliance Bancorp (b)	44,140	302

		32,014

Total Common Stock (cost—$64,685)		68,049

	Principal Amount (000s)
Repurchase Agreement—2.5%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $1,760; collateralized by Fannie Mae, 5.80%, due 2/9/26, valued at $1,797 including accrued interest (cost—$1,760)	$1,760	1,760

Total Investments (cost—$66,445) (a)—100.3%		69,809

Liabilities in excess of other assets—(0.3)%		(204)

Net Assets—100.0%		$69,605

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $30,547, representing 43.9% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Amount less than $500.

(d) Fair valued security.

Glossary:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
REIT—Real Estate Investment Trust

38	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Schedule of Investments

RCM Technology Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—80.7%
Auto Components—0.2%
Johnson Controls, Inc.	58,880	$1,279

Chemicals—1.4%
Monsanto Co.	171,445	12,745

Communications Equipment—12.4%
Cisco Systems, Inc. (d)	474,277	8,841
F5 Networks, Inc. (d)	309,345	10,700
Juniper Networks, Inc. (c)(d)	58,940	1,391
Motorola, Inc.	507,450	3,364
QUALCOMM, Inc.	918,020	41,494
Research In Motion Ltd. (d)	150,450	10,689
Riverbed Technology, Inc. (d)	1,204,810	27,940
Starent Networks Corp. (d)	225,260	5,499

		109,918

Computers & Peripherals—17.6%
Apple, Inc. (c)(d)	461,990	65,801
Data Domain, Inc. (d)	1,015,280	33,860
Dell, Inc. (d)	304,735	4,184
EMC Corp. (c)(d)	60,840	797
Hewlett-Packard Co.	460,515	17,799
HTC Corp.	49,000	688
International Business Machines Corp.	130,620	13,639
Netapp, Inc. (d)	215,510	4,250
SanDisk Corp. (d)	759,160	11,152
Synaptics, Inc. (d)	117,220	4,531

		156,701

Construction & Engineering—0.4%
Fluor Corp.	1,000	51
Quanta Services, Inc. (d)	144,915	3,352

		3,403

Diversified Telecommunication Services—1.3%
China Telecom Corp. Ltd.	13,028,000	6,466
China Telecom Corp. Ltd. ADR	95,185	4,736
Clearwire Corp., Class A (d)	124,150	687

		11,889

Electrical Equipment—2.6%
ABB Ltd. (d)	77,850	1,229
ABB Ltd. ADR	137,980	2,177
Energy Conversion Devices, Inc. (d)	32,825	465
First Solar, Inc. (d)	98,535	15,975
Solar World AG	2,110	50
Suntech Power Holdings Co., Ltd. ADR (d)	175,530	3,135

		23,031

Electronic Equipment, Instruments & Components—2.0%
Amphenol Corp., Class A	419,910	13,286
Itron, Inc. (c)(d)	87,800	4,835
Kyocera Corp.	100	7
Mabuchi Motor Co., Ltd.	100	5

		18,133

Hotels, Restaurants & Leisure—0.0%
Ctrip.com International Ltd. ADR	100	5

Internet & Catalog Retail—2.4%
Amazon.com, Inc. (c)(d)	225,825	18,893
Expedia, Inc. (d)	72,730	1,099
Netflix, Inc. (d)	34,965	1,445

		21,437

	Shares	Value (000s)

Internet Software & Services—10.5%
Alibaba.com Ltd. (d)	141,500	$250
Baidu.com, Inc. ADR (d)	50,580	15,229
Equinix, Inc. (d)	72,780	5,294
Google, Inc., Class A (c)(d)	91,590	38,613
Netease.com, Inc. ADR (c)(d)	506,020	17,802
Tencent Holdings Ltd.	1,023,183	11,826
WebMD Health Corp., Class A (d)	20,615	617
Yahoo!, Inc. (d)	242,965	3,805

		93,436

IT Services—2.8%
Cognizant Technology Solutions Corp., Class A (c)(d)	698,150	18,641
Cybersource Corp. (d)	73,640	1,127
Visa, Inc., Class A	80,440	5,008

		24,776

Media—0.8%
Comcast Corp., Class A (c)	449,855	6,518
Liberty Media Corp., Ser. A (d)	24,100	645

		7,163

Semiconductors & Semiconductor Equipment—9.7%
Advantest Corp.	580,700	10,575
ASML Holding NV	336,250	7,280
Cree, Inc. (d)	31,000	911
Intel Corp. (c)	90,830	1,503
MEMC Electronic Materials, Inc. (d)	265,200	4,723
ON Semi-conductor Corp. (c)(d)	2,291,505	15,720
Samsung Electronics Co., Ltd.	35,200	16,275
Samsung Electronics Co., Ltd. GDR (a)	5,365	1,252
Taiwan Semiconductor Manufacturing Co., Ltd.	7,346,000	12,056
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	293,075	2,758
Texas Instruments, Inc.	631,980	13,461

		86,514

Software—15.4%
Activision Blizzard, Inc. (c)(d)	657,795	8,308
Ariba, Inc. (d)	523,910	5,155
AsiaInfo Holdings, Inc. (d)	28,815	496
Autonomy Corp. PLC (d)	539,505	12,783
BMC Software, Inc. (c)(d)	26,485	895
Concur Technologies, Inc. (d)	242,320	7,531
Longtop Financial Technologies Ltd. ADR (d)	80,240	1,971
McAfee, Inc. (d)	393,630	16,607
Microsoft Corp. (c)	623,255	14,815
Nuance Communications, Inc. (d)	82,455	997
Oracle Corp. (c)	1,321,720	28,311
Red Hat, Inc. (d)	387,210	7,795
Salesforce.com, Inc. (c)(d)	297,670	11,362
Shanda Interactive Entertainment Ltd. ADR (d)	344,800	18,030
Symantec Corp. (d)	100	2
Vmware, Inc., Class A (d)	58,470	1,594

		136,652

Technology—0.5%
Infineon Technologies AG (d)	1,103,000	4,016

	Shares	Value (000s)

Wireless Telecommunication Services—0.7%
American Tower Corp., Class A (d)	64,485	$2,033
Bharti Airtel Ltd. (d)	241,330	4,059

		6,092

Total Common Stock (cost—$574,389)		717,190

SHORT-TERM INVESTMENTS—14.6%
	Credit Rating (Moody’s/ S&P)*	Principal Amount (000s)
Convertible Bonds—1.8%
Financial Services—1.8%
Goldman Sachs Group, Inc., zero coupon, 12/8/09 (a)	NR/NR	$76	5,806
zero coupon, 3/29/10	A1/NR	9	9,751

Total Convertible Bonds (cost—$15,266)			15,557

Repurchase Agreement—12.8%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $113,654; collateralized by Fannie Mae, 3.00%-4.00%, due 1/28/13-5/12/14, valued at $90,211 including accrued interest and Freddie Mac, 5.935%, due 7/31/13, valued at $25,719 including accrued interest (cost—$113,654)	113,654	113,654

Total Short-Term Investments (cost—$128,920)		129,211

OPTIONS PURCHASED (d)—4.4%
	Contracts
Call Options—3.4%
American Tower Corp. (CBOE), strike price $32.50, expires 10/17/09	8,400	1,596
Cisco Systems, Inc. (CBOE), strike price $21, expires 10/17/09	14,348	732
Dell, Inc. (CBOE), strike price $11, expires 11/21/09	2,000	670
Equinix, Inc. (CBOE), strike price $75, expires 1/22/11	660	924
First Solar, Inc. (CBOE), strike price $130, expires 9/19/09	600	2,277
Hewlett Packard Co. (CBOE), strike price $32.50, expires 8/22/09	2,780	1,751
strike price $37.50, expires 1/16/10	6,100	2,562
Intel Corp. (CBOE), strike price $17.50, expires 1/16/10	16,000	1,952
Intuit, Inc. (CBOE), strike price $22.50, expires 1/16/10	7,300	4,782

06.30.09	Allianz Funds Annual Report	39

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2009

	Contracts	Value (000s)

Itron, Inc. (CBOE), strike price $60, expires 8/22/09	500	$85
Microsoft Corp. (CBOE), strike price $21, expires 10/17/09	13,400	4,556
strike price $23, expires 10/17/09	26,400	5,438
Symantec Corp. (CBOE), strike price $16, expires 10/17/09	11,000	1,210
Yahoo!, Inc. (CBOE), strike price $15, expires 1/16/10	9,200	2,116

		30,651

Put Options—1.0%
NVIDIA Corp. (CBOE), strike price $10, expires 7/18/09	3,100	46
Philadelphia Semiconductor (CBOE), strike price $255, expires 7/18/09	4,500	2,430
PowerShares QQQ (CBOE), strike price $36, expires 8/22/09	21,000	2,625
SPDR Trust (CBOE), strike price $91, expires 8/22/09	12,000	3,660

		8,761

Total Options Purchased (cost—$31,964)		39,412

Total Investments before options written and securities sold short (cost—$735,273)—99.7%		885,813

OPTIONS WRITTEN (d)—(2.6)%
Call Options—(1.4)%
Amazon.com, Inc. (CBOE), strike price $95, expires 10/17/09	1,061	(355)
Apple, Inc. (CBOE), strike price $130, expires 7/18/09	500	(657)
strike price $150, expires 7/18/09	400	(52)
Baidu.com (CBOE), strike price $300, expires 7/18/09	424	(538)
CA, Inc. (CBOE), strike price $22.50, expires 8/22/09	4,000	(30)
Comcast Corp. (CBOE), strike price $12.50, expires 10/17/09	4,400	(1,089)
First Solar, Inc. (CBOE), strike price $210, expires 9/19/09	1,238	(483)
Intuit, Inc. (CBOE), strike price $27.50, expires 1/16/10	7,300	(2,190)
iShares Russell 2000 Index (CBOE), strike price $38, expires 7/18/09	3,200	(3)
MEMC Electronic Materials, Inc. (CBOE), strike price $20, expires 10/17/09	3,117	(468)

	Contracts	Value (000s)

Monsanto Co. (CBOE), strike price $90, expires 7/18/09	1,500	$(7)
NVIDIA Corp. (CBOE), strike price $12, expires 7/18/09	3,100	(78)
Philadelphia Semiconductor (CBOE), strike price $280, expires 7/18/09	3,000	(518)
PowerShares QQQ (CBOE), strike price $39, expires 8/22/09	21,000	(735)
Red Hat, Inc. (CBOE), strike price $20, expires 9/19/09	3,872	(620)
Shanda Interactive Entertainment Ltd. (CBOE), strike price $60, expires 7/18/09	1,224	(80)
strike price $40, expires 9/19/09	1,224	(1,659)
strike price $50, expires 9/19/09	1,000	(670)
SPDR Trust (CBOE), strike price $98, expires 8/22/09	12,000	(1,104)
Symantec Corp. (CBOE), strike price $19, expires 10/17/09	11,000	(275)
Vmware, Inc. (CBOE), strike price $32, expires 7/18/09	729	(7)
Yahoo!, Inc. (CBOE), strike price $20, expires 1/16/10	9,200	(589)

		(12,207)

Put Options—(1.2)%
Activision Blizzard, Inc. (CBOE), strike price $11, expires 7/18/09	9,000	(90)
strike price $7.50, expires 8/22/09	4,000	(20)
Amazon.com, Inc. (CBOE), strike price $55, expires 7/18/09	1,774	(7)
strike price $60, expires 7/18/09	1,200	(5)
American Tower Corp. (CBOE), strike price $27.50, expires 10/17/09	8,000	(840)
Apple, Inc. (CBOE), strike price $70, expires 7/18/09	770	(2)
strike price $80, expires 7/18/09	850	(1)
strike price $80, expires 1/16/10	1,864	(191)
Baidu.com (CBOE), strike price $120, expires 9/19/09	300	(6)
CA, Inc. (CBOE), strike price $15, expires 8/22/09	13,000	(286)
China Telecom Corp. Ltd. (CBOE), strike price $35, expires 1/16/10	3,000	(442)
Cisco Systems, Inc. (CBOE), strike price $15, expires 10/17/09	24,496	(784)
strike price $17, expires 10/17/09	10,852	(846)

	Contracts	Value (000s)

Data Domain, Inc. (CBOE), strike price $10, expires 9/19/09	3,000	$(60)
Dell, Inc. (CBOE), strike price $8, expires 11/21/09	11,200	(101)
Equinix, Inc. (CBOE), strike price $55, expires 1/22/11	660	(502)
First Solar, Inc. (CBOE), strike price $100, expires 9/19/09	600	(118)
Hewlett Packard Co. (CBOE), strike price $25, expires 8/22/09	2,780	(28)
strike price $32.50, expires 1/16/10	6,100	(921)
Intel Corp. (CBOE), strike price $14, expires 1/16/10	8,000	(688)
strike price $15, expires 1/16/10	8,000	(960)
International Business Machines Corp. (CBOE), strike price $90, expires 7/18/09	990	(10)
Intuit, Inc. (CBOE), strike price $20, expires 1/16/10	8,300	(374)
iShares Russell 2000 Index (CBOE), strike price $29, expires 7/18/09	8,104	(162)
Itron, Inc. (CBOE), strike price $35, expires 8/22/09	500	(10)
Microsoft Corp. (CBOE), strike price $16, expires 10/17/09	4,800	(53)
strike price $17, expires 10/17/09	35,000	(630)
Oil Service HLDRs Trust (CBOE), strike price $90, expires 7/18/09	2,000	(210)
Philadelphia Semiconductor (CBOE), strike price $225, expires 7/18/09	4,500	(202)
PowerShares QQQ (CBOE), strike price $32, expires 8/22/09	21,000	(672)
QUALCOMM, Inc. (CBOE), strike price $30, expires 7/18/09	2,785	(6)
strike price $36, expires 7/18/09	1,120	(3)
strike price $37.50, expires 7/18/09	800	(4)
SanDisk Corp. (CBOE), strike price $6, expires 7/18/09	5,000	(22)
strike price $7, expires 7/18/09	4,300	(4)
strike price $8, expires 7/18/09	2,400	(5)
SPDR Trust (CBOE), strike price $82, expires 8/22/09	12,000	(1,032)
Symantec Corp. (CBOE), strike price $12.50, expires 10/17/09	11,000	(412)

40	Allianz Funds Annual Report	06.30.09

Schedule of Investments (cont.)

RCM Technology Fund

June 30, 2009

	Contracts	Value (000s)

Yahoo!, Inc. (CBOE), strike price $10, expires 1/16/10	13,380	$(401)

		(11,110)

Total Options Written (premiums received—$52,356)		(23,317)

SECURITIES SOLD SHORT—(0.5)%
	Shares
Chemicals—(0.0)%
CF Industries Holdings, Inc.	100	(7)
Mosaic Co.	100	(5)

		(12)

Electrical Equipment—(0.1)%
Q-Cells AG (d)	38,495	(787)

Electronic Equipment, Instruments & Components—(0.4)%
Nidec Corp.	63,100	(3,841)

Total Securities Sold Short (proceeds—$4,380)		(4,640)

Total Investments net of options written and securities sold short (cost—$678,537) (b)—96.6%		857,856

Other assets less other liabilities—3.4%		30,694

Net Assets—100.0%		$888,550

Notes to Schedule of Investments (amounts in thousands):
* Unaudited.

(a) 144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $75,659 representing 8.5% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(c) All or partial amount segregated as collateral for options written and securities sold short.

(d) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
GDR—Global Depositary Receipt
NR—Not Rated

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	41

Schedule of Investments

RCM Wellness Fund

June 30, 2009

	Shares	Value (000s)

COMMON STOCK—96.7%
Biotechnology—15.2%
Amgen, Inc. (b)	69,760	$3,693
BioMarin Pharmaceutical, Inc. (b)	61,325	957
Gilead Sciences, Inc. (b)	130,200	6,099
Human Genome Sciences, Inc. (b)	435,970	1,247
Onyx Pharmaceuticals, Inc. (b)	38,175	1,079
Protalix Biotherapeutics, Inc. (b)	53,545	242
United Therapeutics Corp. (b)	12,400	1,033
Vertex Pharmaceuticals, Inc. (b)	79,200	2,823

		17,173

Food & Staples Retailing—1.5%
CVS Caremark Corp.	36,600	1,167
Whole Foods Market, Inc.	30,325	571

		1,738

Food Products—4.0%
Astra Agro Lestari Tbk. PT	459,500	754
Fresh Del Monte Produce, Inc. (b)	49,415	803
General Mills, Inc.	20,600	1,154
Golden Agri-Resources Ltd.	3,460,000	902
Kuala Lumpur Kepong Bhd	256,000	865

		4,478

Health Care Equipment & Supplies—12.9%
Alcon, Inc.	31,400	3,646
Baxter International, Inc.	43,790	2,319
Boston Scientific Corp. (b)	121,075	1,228
Edwards Lifesciences Corp. (b)	16,570	1,127
Enteromedics, Inc. (b)	129,384	431
Inverness Med Innovations, Inc. (b)	40,175	1,430
NuVasive, Inc. (b)	13,700	611
St. Jude Medical, Inc. (b)	91,050	3,742

		14,534

Health Care Providers & Services—16.6%
Aetna, Inc.	100,600	2,520
DaVita, Inc. (b)	33,945	1,679
Express Scripts, Inc. (b)	94,500	6,497
Fresenius Medical Care AG & Co. KGaA	28,230	1,269
Henry Schein, Inc. (b)	24,405	1,170
McKesson Corp.	31,795	1,399
Medco Health Solutions, Inc. (b)	65,900	3,006
WellPoint, Inc. (b)	23,020	1,171

		18,711

Health Care Technology—0.7%
Medidata Solutions, Inc. (b)	47,600	780

Internet & Catalog Retail—0.8%
NutriSystem, Inc.	63,400	919

Life Sciences Tools & Services—9.0%
Icon PLC ADR (b)	65,255	1,408
Illumina, Inc. (b)	45,170	1,759
Life Technologies Corp. (b)	55,000	2,295
Mettler Toledo International, Inc. (b)	7,200	555
Qiagen NV (b)	70,300	1,307
Thermo Fisher Scientific, Inc. (b)	68,820	2,806

		10,130

	Shares	Value (000s)

Multi-Utilities—1.1%
Veolia Environnement	40,400	$1,194

Personal Products—1.1%
Herbalife Ltd.	40,500	1,277

Pharmaceuticals—29.9%
Abbott Laboratories	51,210	2,409
Allergan, Inc.	26,190	1,246
AstraZeneca PLC	25,600	1,129
BAYER AG	23,700	1,274
Johnson & Johnson	119,900	6,811
Nichi-iko Pharmaceutical Co., Ltd.	11,600	362
Perrigo Co.	48,100	1,336
Schering-Plough Corp.	236,700	5,946
Shire PLC	256,000	3,533
Teva Pharmaceutical Industries Ltd. ADR	96,900	4,781
Towa Pharmaceutical Co., Ltd.	8,000	401
Wyeth	98,200	4,457

		33,685

Software—1.2%
Nintendo Co., Ltd.	5,100	1,411

Specialty Retail—0.7%
Dick’s Sporting Goods, Inc. (b)	48,565	835

Textiles, Apparel & Luxury Goods—2.0%
Adidas AG	28,500	1,086
Lululemon Athletica, Inc. (b)	85,730	1,117

		2,203

Total Common Stock (cost—$98,783)		109,068

RIGHTS (b)—0.1%
Food Products—0.1%
Golden Agri-Resources Ltd. (c) (cost—$0)	588,200	81

	Principal Amount (000s)
Repurchase Agreement—3.6%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $4,017; collateralized by Fannie Mae, 6.00%, due 4/18/36, valued at $4,099 including accrued interest (cost—$4,017)	$4,017	4,017

	Contracts	Value (000s)

OPTIONS PURCHASED (b)—0.4%
Call Options—0.4%
Baxter International, Inc. (CBOE), strike price $50, expires 8/22/09	995	$418
Boston Scientific Corp. (CBOE), strike price $7.50, expires 8/22/09	260	70

Total Options Purchased (cost—$285)		488

Total Investments (cost—$103,085) (a)—100.8%		113,654

Liabilities in excess of other assets—(0.8)%		(851)

Net Assets—100.0%		$112,803

Notes to Schedule of Investments (amounts in thousands):
(a) Securities with an aggregate value of $14,180, representing 12.6% of net assets, have been valued utilizing modeling tools provided by a third-party vendor as described in Note 2 in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fair-valued security.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange

42	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	43

Statements of Assets and Liabilities

June 30, 2009
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Assets:
Investments, at value	$65,880	$23,553	$131,864	$160,254
Repurchase agreements, at value	—	198	2,238	6,441
Cash	—	1	—	1
Foreign currency, at value	1,153	—	70	644
Receivable for investments sold	1,177	560	1,465	3,690
Receivable for Fund shares sold	427	20	54	152
Dividends and interest receivable (net of foreign taxes)	436	39	482	255
Deposits with brokers for short sales collateral	—	—	—	—
Investments in Affiliated Funds–Trustee Deferred Compensation Plan (see Note 5)	9	3	34	24
Total Assets	69,082	24,374	136,207	171,461

Liabilities:
Payable for investments purchased	$1,773	$445	$556	$4,668
Payable for securities sold short	—	—	—	—
Payable to custodian for cash overdraft	547	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	476	70	277	648
Dividends payable	—	—	—	—
Investment advisory fees payable	49	14	69	124
Administration fees payable	31	10	62	78
Distribution fees payable	8	9	23	29
Servicing fees payable	10	5	17	26
Trustee Deferred Compensation Plan (see Note 5)	9	3	34	24
Recoupment payable to Manager	5	—	—	—
Foreign tax payable	150	—	—	—
Total Liabilities	3,058	556	1,038	5,597
Net Assets	$66,024	$23,818	$135,169	$165,864

Net Assets Consist of:
Paid-in-capital	$156,316	$42,289	$347,789	$267,616
Undistributed (dividends in excess of) net investment income	357	(6)	3,158	808
Accumulated net realized loss	(98,727)	(16,523)	(217,364)	(77,505)
Net unrealized appreciation/depreciation of investments, options written and foreign currency transactions	8,078	(1,942)	1,586	(25,055)
Net Assets	$66,024	$23,818	$135,169	$165,864

Net Assets:
Class A	$26,153	$7,661	$38,008	$35,087
Class B	—	8,124	—	14,283
Class C	13,090	5,578	35,034	31,399
Class D	7,964	1,675	5,440	40,638
Class R	—	554	38	—
Class P	665	194	2,076	6,064
Institutional Class	18,152	16	54,566	38,393
Administrative Class	—	16	7	—

Shares Issued and Outstanding:
Class A	1,506	655	3,410	3,737
Class B	—	737	—	1,603
Class C	765	505	3,177	3,549
Class D	452	143	491	4,339
Class R	—	48	3	—
Class P	38	16	187	628
Institutional Class	1,043	1	4,896	3,973
Administrative Class	—	1	1	—

44	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Disciplined International Equity Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Technology Fund	RCM Wellness Fund

$1,017,492	$40,320	$34,189	$68,049	$772,159	$109,637
40,514	235	341	1,760	113,654	4,017
1	1	1	—	—	—
—	46	—	30	4,332	—
—	567	459	237	17,845	1,192
4,166	27	59	22	1,308	5
8,536	133	39	240	277	33
—	—	—	—	30,000	—
52	5	2	15	75	8
1,070,761	41,334	35,090	70,353	939,650	114,892

$—	$226	$534	$432	$18,806	$1,769
—	—	—	—	4,640	—
—	—	12	—	—	—
—	—	—	—	23,317	—
2,219	29	44	192	2,994	167
—	—	—	—	17	—
531	17	21	55	658	73
487	20	14	28	288	41
103	14	5	14	77	8
166	8	6	12	115	23
52	5	2	15	75	8
—	—	2	—	—	—
—	—	—	—	113	—
3,558	319	640	748	51,100	2,089
$1,067,203	$41,015	$34,450	$69,605	$888,550	$112,803

$1,753,320	$107,485	$53,466	$139,160	$1,227,179	$227,901
2,205	1,195	(28)	(149)	(724)	(253)
(523,660)	(58,790)	(20,518)	(72,749)	(517,255)	(125,414)
(164,662)	(8,875)	1,530	3,343	179,350	10,569
$1,067,203	$41,015	$34,450	$69,605	$888,550	$112,803

$500,695	$11,190	$11,395	$21,515	$297,181	$11,635
—	5,029	—	11,064	16,529	5,229
164,246	18,604	8,187	11,267	99,134	7,528
101,451	848	6,093	14,257	140,496	88,411
—	—	—	—	—	—
53,466	—	423	759	2,409	—
247,345	5,231	8,352	10,743	302,275	—
—	113	—	—	30,526	—

32,953	1,160	954	1,361	10,265	626
—	526	—	739	609	298
10,883	1,950	701	753	3,655	428
6,681	87	510	902	4,907	4,760
—	—	—	—	—	—
3,490	—	35	46	80	—
16,147	532	693	656	10,106	—
—	12	—	—	1,033	—

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	45

Statements of Assets and Liabilities  (Cont.)

June 30, 2009
Amounts in thousands, except per share amounts	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$17.37	$11.70	$11.15	$9.39
Class B	—	11.03	—	8.91
Class C	17.11	11.06	11.03	8.85
Class D	17.63	11.71	11.08	9.37
Class R	—	11.50	11.08	—
Class P	17.24	12.07	11.09	9.65
Institutional Class	17.41	12.08	11.15	9.66
Administrative Class	—	11.86	11.62	—

Cost of Investments	$57,654	$25,495	$130,288	$185,321
Cost of Repurchase Agreement	$—	$198	$2,238	$6,441
Cost of Foreign Currency	$1,152	$—	$70	$641
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds on Securities Sold Short	$—	$—	$—	$—

46	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Disciplined International Equity Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Technology Fund	RCM Wellness Fund

$15.19	$9.65	$11.95	$15.81	$28.95	$18.58
—	9.55	—	14.97	27.13	17.56
15.09	9.54	11.69	14.96	27.12	17.57
15.18	9.71	11.94	15.81	28.63	18.57
—	—	—	—	—	—
15.32	—	12.01	16.37	29.89	—
15.32	9.83	12.04	16.37	29.91	—
—	9.92	—	—	29.56	—

$1,182,143	$49,193	$32,659	$64,685	$621,619	$99,068
$40,514	$235	$341	$1,760	$113,654	$4,017
$—	$46	$(12)	$30	$4,260	$—
$—	$—	$—	$—	$52,356	$—
$—	$—	$—	$—	$4,380	$—

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	47

Statements of Operations

For the Year Ended June 30, 2009
Amounts in thousands	NACM Emerging Markets Opportunities Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$10	$5	$23	$46
Dividends, net of foreign withholding taxes	3,838	587	6,462	4,996
Security lending income (net)	—	—	35	69
Miscellaneous income	—	—	1	1
Total Income	3,848	592	6,521	5,112

Expenses:
Investment advisory fees	794	220	1,206	1,826
Administration fees	491	157	1,095	1,160
Distribution fees — Class B	—	84	—	150
Distribution fees — Class C	102	54	399	334
Distribution fees — Class R	—	1	—	—
Servicing fees — Class A	74	26	166	140
Servicing fees — Class B	—	28	—	50
Servicing fees — Class C	34	18	133	111
Servicing fees — Class D	49	5	18	110
Servicing fees — Class R	—	1	—	—
Distribution and/or servicing fees — Administrative Class	—	—	—	—
Dividends on securities sold short	—	—	—	—
Trustees’ fees	9	3	31	31
Interest expense	78	2	21	14
Tax expense	1	—	2	—
Miscellaneous expense	4	—	—	—
Total Expenses	1,636	599	3,071	3,926
Reimbursement from Adviser	—	—	—	—
Net Expenses	1,636	599	3,071	3,926
Net Investment Income (Loss)	2,212	(7)	3,450	1,186

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(88,332)	(14,849)	(148,877)	(77,387)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	(1,320)	(52)	56	(279)
Payments from Affiliate (see Note 11)	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	7,662	(5,276)	5,001	(33,382)
Options written	—	—	—	—
Securities sold short	—	—	—	—
Foreign currency transactions	25	—	(3)	26
Net Realized and Change in Unrealized Loss	(81,965)	(20,177)	(143,823)	(111,022)
Net Decrease in Net Assets Resulting from Investment Operations	$(79,753)	$(20,184)	$(140,373)	$(109,836)

48	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

NFJ International Value Fund	RCM Disciplined International Equity Fund	RCM Global Resources Fund	RCM Global Small-Cap Fund	RCM Technology Fund	RCM Wellness Fund

$274	$2	$6	$6	$1,015	$18
41,983	1,221	427	1,063	8,607	1,095
168	8	—	157	605	2
3	—	1	13	26	—
42,428	1,231	434	1,239	10,253	1,115

6,430	243	226	949	7,752	843
5,962	282	152	456	3,410	474
—	54	—	115	143	40
1,469	156	69	125	766	56
—	—	—	—	—	—
1,441	35	31	78	742	29
—	18	—	38	48	13
490	52	23	42	255	19
254	2	11	48	351	202
—	—	—	—	—	—
—	—	—	—	64	—
—	—	—	—	324	—
162	7	3	14	131	17
4	1	2	13	42	6
—	—	1	—	1	—
—	—	—	—	—	—
16,212	850	518	1,878	14,029	1,699
—	—	—	(16)	—	(16)
16,212	850	518	1,862	14,029	1,683
26,216	381	(84)	(623)	(3,776)	(568)

(519,647)	(10,791)	(20,447)	(61,591)	(430,348)	(59,983)
—	—	—	—	17,969	389
—	—	—	—	12,079	(310)
(28)	23	(44)	(316)	(2,012)	(347)
—	—	—	—	17	—

(100,134)	(14,653)	(13,293)	(6,852)	96,509	46,158
—	—	—	—	19,556	—
—	—	—	—	(6,441)	(63)
2	(1)	—	(11)	187	—
(619,807)	(25,422)	(33,784)	(68,770)	(292,484)	(14,156)
$(593,591)	$(25,041)	$(33,868)	$(69,393)	$(296,260)	$(14,724)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	49

Statements of Changes in Net Assets

Amounts in thousands	NACM Emerging Markets Opportunities Fund		NACM Global Fund		NACM International Fund

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$2,212	$2,622	$(7)	$(5)	$3,450	$7,132
Net realized gain (loss) on investments and options written, securities sold short and foreign currency transactions	(89,652)	3,386	(14,901)	(250)	(148,821)	(39,337)
Payments from Affiliate (see Note 11)	—	51	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short, foreign currency transactions and contingent receivable from Letter of Credit	7,687	(24,002)	(5,276)	(2,840)	4,998	(75,632)
Net increase (decrease) resulting from investment operations	(79,753)	(17,943)	(20,184)	(3,095)	(140,373)	(107,837)

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(844)	(76)	—	—	(1,885)	(3,859)
Class B	—	—	—	—	—	—
Class C	(381)	(1)	—	—	(955)	(1,312)
Class D	(266)	(146)	—	—	(232)	(302)
Class R	—	—	—	—	(2)	(1)
Class P	—	—	—	—	—	—
Institutional Class	(1,033)	(122)	—	—	(3,306)	(2,665)
Administrative Class	—	—	—	—	—	—
Net realized capital gains
Class A	—	(2,565)	(29)	(1,372)	—	(42,837)
Class B	—	—	(31)	(2,361)	—	—
Class C	—	(761)	(21)	(1,277)	—	(26,767)
Class D	—	(2,709)	(5)	(262)	—	(3,242)
Class R	—	—	(2)	(6)	—	(7)
Class P	—	—	—	—	—	—
Institutional Class	—	(3,887)	—	(2)	—	(19,860)
Administrative Class	—	—	—	(2)	—	(2)
Total Dividends and Distributions to Shareholders	(2,524)	(10,267)	(88)	(5,282)	(6,380)	(100,854)

Fund Share Transactions:
Net proceeds from the sale of Fund shares	41,247	293,739	7,670	26,574	33,821	172,018
Issued in reinvestment of distributions	2,233	9,221	70	4,395	5,736	84,405
Cost of shares redeemed	(117,867)	(136,530)	(19,289)	(16,409)	(153,806)	(390,376)
Net increase (decrease) from Fund share transactions	(74,387)	166,430	(11,549)	14,560	(114,249)	(133,953)
Fund Redemption Fees	16	183	2	3	15	21
Total Increase (Decrease) in Net Assets	(156,648)	138,403	(31,819)	6,186	(260,987)	(342,623)

Net Assets:
Beginning of year	222,672	84,269	55,637	49,451	396,156	738,779
End of year*	$66,024	$222,672	$23,818	$55,637	$135,169	$396,156
* Including undistributed (dividends in excess of) net investment income of:	$357	$1,952	$(6)	$(24)	$3,158	$5,647

50	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

NACM Pacific Rim Fund		NFJ International Value Fund		RCM Disciplined International Equity Fund		RCM Global Resources Fund		RCM Global Small-Cap Fund

Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

$1,186	$340	$26,216	$37,489	$381	$299	$(84)	$85	$(623)	$(2,017)
(77,666)	44,203	(519,675)	53,911	(10,768)	7,658	(20,491)	2,037	(61,907)	(3,806)
—	31	—	—	—	—	—	—	—	—
(33,356)	(88,517)	(100,132)	(131,898)	(14,654)	(15,299)	(13,293)	10,731	(6,863)	(55,170)
(109,836)	(43,943)	(593,591)	(40,498)	(25,041)	(7,342)	(33,868)	12,853	(69,393)	(60,993)

(17)	—	(15,543)	(19,804)	(234)	(218)	(25)	—	—	—
—	—	—	—	—	(72)	—	—	—	—
—	—	(4,074)	(6,155)	(126)	(112)	(3)	—	—	—
(23)	—	(2,887)	(2,838)	(14)	(17)	(10)	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	(91)	—	—	—	—	—	—	—
(58)	—	(6,231)	(4,458)	(118)	(136)	(47)	—	—	—
—	—	—	—	(2)	(3)	—	—	—	—

(709)	(17,243)	(19,287)	(22,155)	—	—	(491)	(495)	(1)	(8,022)
(260)	(6,606)	—	—	—	—	—	—	—	(4,273)
(595)	(13,937)	(6,369)	(9,991)	—	—	(364)	(288)	—	(4,513)
(551)	(12,313)	(3,252)	(2,681)	—	—	(157)	(130)	—	(5,035)
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(479)	(7,304)	(5,646)	(3,909)	—	—	(259)	(275)	—	(2,492)
—	—	—	—	—	—	—	—	—	—
(2,692)	(57,403)	(63,380)	(71,991)	(494)	(558)	(1,356)	(1,188)	(1)	(24,335)

45,512	151,391	1,023,212	1,296,394	6,067	34,722	22,172	56,312	9,353	63,529
2,064	42,420	47,205	48,399	442	492	1,213	1,084	1	21,300
(125,017)	(172,689)	(818,700)	(263,790)	(22,508)	(37,961)	(24,640)	(16,324)	(60,328)	(119,200)
(77,441)	21,122	251,717	1,081,003	(15,999)	(2,747)	(1,255)	41,072	(50,974)	(34,371)
21	49	241	102	1	3	11	53	2	10
(189,948)	(80,175)	(405,013)	968,616	(41,533)	(10,644)	(36,468)	52,790	(120,366)	(119,689)

355,812	435,987	1,472,216	503,600	82,548	93,192	70,918	18,128	189,971	309,660
$165,864	$355,812	$1,067,203	$1,472,216	$41,015	$82,548	$34,450	$70,918	$69,605	$189,971
$808	$(1)	$2,205	$4,843	$1,195	$357	$(28)	$83	$(149)	$(105)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	51

Statements of Changes in Net Assets  (Cont.)

Amounts in thousands	RCM Technology Fund		RCM Wellness Fund

	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2009	Year Ended June 30, 2008

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment loss	$(3,776)	$(8,962)	$(568)	$(733)
Net realized gain (loss) on investments, options written, securities sold short and foreign currency transactions	(402,312)	165,447	(60,251)	515
Payments from Affiliate (see Note 11)	17	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	109,811	(226,874)	46,095	(5,420)
Net decrease resulting from investment operations	(296,260)	(70,389)	(14,724)	(5,638)

Distributions to Shareholders from:
Net realized capital gains
Class A	(26,363)	(18,792)	—	—
Class B	(1,713)	(2,155)	—	—
Class C	(9,596)	(7,479)	—	—
Class D	(12,638)	(9,430)	—	—
Class R	—	—	—	—
Class P	(1)	—	—	—
Institutional Class	(23,440)	(17,392)	—	—
Administrative Class	(2,115)	(1,592)	—	—
Total Distributions to Shareholders	(75,866)	(56,840)	—	—

Fund Share Transactions:
Net proceeds from the sale of Fund shares	193,810	604,817	8,055	7,909
Issued in reorganization	—	—	93,308	—
Issued in reinvestment of distributions	69,555	51,672	—	—
Cost of shares redeemed	(284,167)	(453,459)	(42,828)	(22,468)
Net increase (decrease) from Fund share transactions	(20,802)	203,030	58,535	(14,559)
Fund Redemption Fees	145	290	17	2
Total Increase (Decrease) in Net Assets	(392,783)	76,091	43,828	(20,195)

Net Assets:
Beginning of year	1,281,333	1,205,242	68,975	89,170
End of year*	$888,550	$1,281,333	$112,803	$68,975
* Including dividends in excess of net investment income of:	$(724)	$—	$(253)	$—

52	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	53

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Emerging Markets Opportunities Fund
Class A
6/30/2009	$29.98	$0.47	$(12.51)	$(12.04)	$(0.57)	$—
6/30/2008	30.45	0.46	0.58	1.04	(0.04)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.06)	10.38	10.32	—	—
Class C
6/30/2009	$29.57	$0.30	$(12.28)	$(11.98)	$(0.48)	$—
6/30/2008	30.25	0.23	0.56	0.79	— (b)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.22)	10.34	10.12	—	—
Class D
6/30/2009	$29.95	$0.50	$(12.46)	$(11.96)	$(0.36)	$—
6/30/2008	30.47	0.43	0.60	1.03	(0.07)	(1.50)
8/21/2006† - 6/30/2007	20.13	(0.11)	10.45	10.34	—	—
Class P
7/7/2008† - 6/30/2009	$28.67	$0.53	$(11.13)	$(10.60)	$(0.83)	$—
Institutional Class
6/30/2009	$30.19	$0.53	$(12.61)	$(12.08)	$(0.70)	$—
6/30/2008	30.56	0.49	0.65	1.14	(0.05)	(1.50)
6/30/2007	19.43	(0.01)	11.63	11.62	(0.03)	(0.46)
4/1/2006 - 6/30/2006	20.59	0.07	(1.23)	(1.16)	—	—
3/31/2006	12.62	0.28	7.96	8.24	(0.27)	—
5/27/2004† - 3/31/2005	10.00	0.08	2.55	2.63	(0.01)	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.83%.
(d)	Due to the realignment of the Fund’s portfolio in connection with the combination with Emerging Countries Fund on March 24, 2005, the cost of purchases of $2,958,229 and proceeds from sales of $3,564,155 have been excluded from the Portfolio Turnover calculation.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.79.%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 3.56%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.94%.

54	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.57)	$—	(b)	$17.37	(39.66)%	$26,153	1.86%		1.86%		2.58%		182%
(1.54)	0.03		29.98	2.93	69,165	1.77		1.77		1.43		194
—	—	(b)	30.45	51.95	16,359	1.88	*(f)	1.88	*(f)	(0.27	)*	77

$(0.48)	$—	(b)	$17.11	(40.10)%	$13,090	2.62%		2.62%		1.73%		182%
(1.50)	0.03		29.57	2.08	24,888	2.52		2.52		0.72		194
—	—	(b)	30.25	51.00	4,407	2.64	*(g)	2.64	*(g)	(0.98	)*	77

$(0.36)	$—	(b)	$17.63	(39.63)%	$7,964	1.85%		1.85%		2.52%		182%
(1.57)	0.02		29.95	2.86	66,283	1.77		1.77		1.31		194
—	—	(b)	30.47	52.05	3,669	1.94	*	1.94	*	(0.49	)*	77

$(0.83)	$—	(b)	$17.24	(36.23)%	$665	1.46	%*	1.46	%*	3.26	%*	182%

$(0.70)	$—	(b)	$17.41	(39.40)%	$18,152	1.47%		1.47%		2.89%		182%
(1.55)	0.04		30.19	3.26	62,336	1.37		1.37		1.51		194
(0.49)	—	(b)	30.56	61.11	59,834	1.61	(h)	1.61	(h)	(0.06)		77
—	—		19.43	(5.63)	21,682	1.55		1.55		1.42		28
(0.27)	—		20.59	65.89	20,725	1.68	(e)	1.68	(e)	1.88		119
(0.01)	—		12.62	26.32	26,517	1.75	*(c)	1.75	*(c)	0.56	*	59 (d)

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	55

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Global Fund
Class A
6/30/2009	$18.03	$0.05	$(6.35)	$(6.30)	$—	$(0.03)
6/30/2008	20.66	0.10	(0.79)	(0.69)	—	(1.94)
6/30/2007	17.47	— (b)	4.21	4.21	—	(1.02)
6/30/2006	15.43	0.03	2.69	2.72	—	(0.68)
6/30/2005	14.23	— (b)	1.80	1.80	—	(0.61)
Class B
6/30/2009	$17.12	$(0.04)	$(6.02)	$(6.06)	$—	$(0.03)
6/30/2008	19.84	(0.05)	(0.73)	(0.78)	—	(1.94)
6/30/2007	16.94	(0.13)	4.05	3.92	—	(1.02)
6/30/2006	15.09	(0.09)	2.62	2.53	—	(0.68)
6/30/2005	14.03	(0.10)	1.76	1.66	—	(0.61)
Class C
6/30/2009	$17.17	$(0.04)	$(6.04)	$(6.08)	$—	$(0.03)
6/30/2008	19.89	(0.05)	(0.73)	(0.78)	—	(1.94)
6/30/2007	16.98	(0.13)	4.06	3.93	—	(1.02)
6/30/2006	15.13	(0.11)	2.64	2.53	—	(0.68)
6/30/2005	14.05	(0.10)	1.78	1.68	—	(0.61)
Class D
6/30/2009	$18.05	$0.06	$(6.37)	$(6.31)	$—	$(0.03)
6/30/2008	20.67	0.10	(0.78)	(0.68)	—	(1.94)
6/30/2007	17.48	0.03	4.18	4.21	—	(1.02)
6/30/2006	15.44	0.08	2.64	2.72	—	(0.68)
6/30/2005	14.24	— (b)	1.80	1.80	—	(0.61)
Class R
6/30/2009	$17.76	$0.06	$(6.29)	$(6.23)	$—	$(0.03)
6/30/2008	20.41	0.07	(0.78)	(0.71)	—	(1.94)
6/30/2007	17.31	(0.03)	4.15	4.12	—	(1.02)
6/30/2006	15.34	(0.05)	2.70	2.65	—	(0.68)
6/30/2005	14.18	(0.05)	1.81	1.76	—	(0.61)
Class P
7/7/2008† - 6/30/2009	$17.97	$0.19	$(6.06)	$(5.87)	$—	$(0.03)
Institutional Class
6/30/2009	$18.54	$0.11	$(6.54)	$(6.43)	$—	$(0.03)
6/30/2008	21.11	0.18	(0.81)	(0.63)	—	(1.94)
6/30/2007	17.76	0.09	4.28	4.37	—	(1.02)
6/30/2006	15.62	(0.03)	2.85	2.82	—	(0.68)
6/30/2005	14.34	0.05	1.83	1.88	—	(0.61)
Administrative Class
6/30/2009	$18.24	$0.08	$(6.43)	$(6.35)	$—	$(0.03)
6/30/2008	20.85	0.13	(0.80)	(0.67)	—	(1.94)
6/30/2007	17.59	0.03	4.25	4.28	—	(1.02)
6/30/2006	15.52	0.02	2.73	2.75	—	(0.68)
6/30/2005	14.28	0.02	1.82	1.84	—	(0.61)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.

56	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.03)	$—	(b)	$11.70	(34.90)%	$7,661	1.47%		1.47%		0.42%	106%
(1.94)	—	(b)	18.03	(4.23)	17,701	1.46		1.46		0.51	80
(1.02)	—	(b)	20.66	24.75	13,501	1.46		1.46		(0.01)	102
(0.68)	—	(b)	17.47	17.85	10,485	1.47	(e)	1.47	(e)	0.20	114
(0.61)	0.01		15.43	12.87	3,701	1.57	(c)	1.57	(c)	0.01	148

$(0.03)	$—	(b)	$11.03	(35.35)%	$8,124	2.22%		2.22%		(0.36)%	106%
(1.94)	—	(b)	17.12	(4.94)	21,813	2.21		2.21		(0.28)	80
(1.02)	—	(b)	19.84	23.85	21,545	2.21		2.21		(0.70)	102
(0.68)	—	(b)	16.94	16.98	14,627	2.22	(f)	2.22	(f)	(0.52)	114
(0.61)	0.01		15.09	12.04	4,098	2.31	(c)	2.31	(c)	(0.71)	148

$(0.03)	$—	(b)	$11.06	(35.36)%	$5,578	2.22%		2.22%		(0.32)%	106%
(1.94)	—	(b)	17.17	(4.88)	12,689	2.21		2.21		(0.27)	80
(1.02)	—	(b)	19.89	23.79	12,756	2.21		2.21		(0.73)	102
(0.68)	—	(b)	16.98	16.93	10,123	2.22	(f)	2.22	(f)	(0.64)	114
(0.61)	0.01		15.13	12.16	4,831	2.32	(c)	2.32	(c)	(0.71)	148

$(0.03)	$—	(b)	$11.71	(34.91)%	$1,675	1.47%		1.47%		0.47%	106%
(1.94)	—	(b)	18.05	(4.18)	3,253	1.46		1.46		0.52	80
(1.02)	—	(b)	20.67	24.74	1,460	1.46		1.46		0.14	102
(0.68)	—	(b)	17.48	17.48	654	1.47	(g)	1.47	(g)	0.45	114
(0.61)	0.01		15.44	12.86	73	1.57	(c)	1.57	(c)	0.02	148

$(0.03)	$—	(b)	$11.50	(35.03)%	$554	1.71%		1.71%		0.56%	106%
(1.94)	—	(b)	17.76	(4.39)	69	1.71		1.71		0.34	80
(1.02)	—	(b)	20.41	24.45	138	1.71		1.71		(0.19)	102
(0.68)	—	(b)	17.31	17.49	90	1.73		1.73		(0.32)	114
(0.61)	0.01		15.34	12.63	16	1.83	(c)	1.83	(c)	(0.31)	148

$(0.03)	$—	(b)	$12.07	(32.62)%	$194	1.16	%*	1.16	%*	1.68%*	106%

$(0.03)	$—	(b)	$12.08	(34.64)%	$16	1.07%		1.07%		0.87%	106%
(1.94)	—	(b)	18.54	(3.83)	87	1.06		1.06		0.92	80
(1.02)	—	(b)	21.11	25.26	25	1.06		1.06		0.47	102
(0.68)	—	(b)	17.76	18.29	11	1.06	(h)	1.06	(h)	(0.22)	114
(0.61)	0.01		15.62	13.34	1,120	1.15	(d)	1.15	(d)	0.37	148

$(0.03)	$—	(b)	$11.86	(34.77)%	$16	1.32%		1.32%		0.67%	106%
(1.94)	—	(b)	18.24	(4.09)	25	1.31		1.31		0.63	80
(1.02)	—	(b)	20.85	24.99	26	1.31		1.31		0.17	102
(0.68)	—	(b)	17.59	17.94	21	1.32		1.32		0.12	114
(0.61)	0.01		15.52	13.11	17	1.40	(d)	1.40	(d)	0.13	148
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(f)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 2.23%.
(g)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.48%.
(h)	If the Adviser did not reimburse expenses, the ratio of expenses to average net assets would have been 1.07%.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	57

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM International Fund
Class A
6/30/2009	$18.60	$0.20	$(7.27)	$(7.07)	$(0.38)	$—
6/30/2008	26.08	0.28	(4.02)	(3.74)	(0.28)	(3.46)
6/30/2007	21.84	0.34	4.98	5.32	(0.10)	(0.98)
6/30/2006	16.24	0.34	5.92	6.26	(0.15)	(0.51)
10/29/2004† - 6/30/2005	14.81	0.32	1.20	1.52	(0.09)	—
Class C
6/30/2009	$18.29	$0.11	$(7.14)	$(7.03)	$(0.23)	$—
6/30/2008	25.75	0.13	(3.98)	(3.85)	(0.15)	(3.46)
6/30/2007	21.65	0.17	4.91	5.08	— (b)	(0.98)
6/30/2006	16.17	0.19	5.89	6.08	(0.09)	(0.51)
10/29/2004† - 6/30/2005	14.81	0.27	1.17	1.44	(0.08)	—
Class D
6/30/2009	$18.56	$0.22	$(7.28)	$(7.06)	$(0.42)	$—
6/30/2008	26.05	0.31	(4.05)	(3.74)	(0.29)	(3.46)
6/30/2007	21.84	0.38	4.94	5.32	(0.13)	(0.98)
6/30/2006	16.26	0.38	5.89	6.27	(0.18)	(0.51)
10/29/2004† - 6/30/2005	14.81	0.30	1.23	1.53	(0.08)	—
Class R
6/30/2009	$18.67	$0.22	$(7.35)	$(7.13)	$(0.46)	$—
6/30/2008	26.25	0.29	(4.11)	(3.82)	(0.30)	(3.46)
6/30/2007	21.94	0.44	4.85	5.29	— (b)	(0.98)
1/10/2006† - 6/30/2006	20.25	0.17	1.52	1.69	—	—
Class P
7/7/2008† - 6/30/2009	$18.21	$0.52	$(7.05)	$(6.53)	$(0.59)	$—
Institutional Class
6/30/2009	$18.80	$0.29	$(7.40)	$(7.11)	$(0.54)	$—
6/30/2008	26.35	0.43	(4.12)	(3.69)	(0.40)	(3.46)
6/30/2007	22.01	0.36	5.11	5.47	(0.15)	(0.98)
6/30/2006	16.29	0.32	6.05	6.37	(0.14)	(0.51)
6/30/2005	14.54	0.36	2.35	2.71	(0.34)	(0.62)
Administrative Class
6/30/2009	$19.08	$0.27	$(7.50)	$(7.23)	$(0.23)	$—
6/30/2008	26.34	0.28	(4.07)	(3.79)	(0.01)	(3.46)
6/30/2007	21.98	0.76	4.65	5.41	(0.07)	(0.98)
1/10/2006† - 6/30/2006	20.25	0.21	1.52	1.73	—	—
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.23%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

58	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.38)	$—	(b)	$11.15	(37.92)%	$38,008	1.48%		1.48%		1.61%		197%
(3.74)	—	(b)	18.60	(16.09)	148,264	1.47		1.47		1.23		159
(1.08)	—	(b)	26.08	24.88	382,549	1.49		1.49		1.42		166
(0.66)	—	(b)	21.84	39.18	168,092	1.47		1.47		1.61		152
(0.09)	—		16.24	10.30	16,358	1.45	*	1.45	*	3.02	*	107

$(0.23)	$—	(b)	$11.03	(38.39)%	$35,034	2.24%		2.24%		0.93%		197%
(3.61)	—	(b)	18.29	(16.74)	110,540	2.22		2.22		0.58		159
(0.98)	—	(b)	25.75	23.94	200,824	2.24		2.24		0.70		166
(0.60)	—	(b)	21.65	38.19	84,052	2.22		2.22		0.91		152
(0.08)	—		16.17	9.77	8,844	2.20	*	2.20	*	2.49	*	107

$(0.42)	$—	(b)	$11.08	(37.94)%	$5,440	1.48%		1.48%		1.79%		197%
(3.75)	—	(b)	18.56	(16.12)	14,082	1.47		1.47		1.37		159
(1.11)	—	(b)	26.05	24.90	29,959	1.49		1.49		1.58		166
(0.69)	—	(b)	21.84	39.20	3,768	1.47		1.47		1.80		152
(0.08)	—		16.26	10.34	80	1.45	*	1.45	*	2.79	*	107

$(0.46)	$—	(b)	$11.08	(38.09)%	$38	1.73%		1.73%		1.88%		197%
(3.76)	—	(b)	18.67	(16.32)	50	1.72		1.72		1.32		159
(0.98)	—	(b)	26.25	24.60	52	1.73		1.73		1.78		166
—	—	(b)	21.94	8.35	11	1.73	*	1.73	*	1.68	*	152

$(0.59)	$—	(b)	$11.09	(35.70)%	$2,076	1.14	%*	1.14	%*	4.93	%*	197%

$(0.54)	$—	(b)	$11.15	(37.67)%	$54,566	1.08%		1.08%		2.38%		197%
(3.86)	—	(b)	18.80	(15.75)	123,209	1.07		1.07		1.97		159
(1.13)	—	(b)	26.35	25.43	125,273	1.09		1.09		1.48		166
(0.65)	—	(b)	22.01	39.76	104,672	1.07		1.07		1.57		152
(0.96)	—		16.29	19.49	45,195	1.06	(c)(d)	1.06	(c)(d)	2.26		107

$(0.23)	$—	(b)	$11.62	(37.85)%	$7	1.33%		1.33%		2.16%		197%
(3.47)	—	(b)	19.08	(16.02)	11	1.32		1.32		1.13		159
(1.05)	—	(b)	26.34	25.12	122	1.33		1.33		3.01		166
—	—	(b)	21.98	8.54	11	1.33	*	1.33	*	2.08	*	152

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	59

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NACM Pacific Rim Fund
Class A
6/30/2009	$14.16	$0.08	$(4.72)	$(4.64)	$— (b)	$(0.13)
6/30/2008	17.76	0.05	(1.45)	(1.40)	—	(2.20)
6/30/2007	14.08	(0.03)	4.78	4.75	—	(1.07)
6/30/2006	9.97	— (b)	4.58	4.58	(0.04)	(0.44)
6/30/2005	9.23	0.01	0.86	0.87	—	(0.13)
Class B
6/30/2009	$13.55	$— (b)	$(4.51)	$(4.51)	$— (b)	$(0.13)
6/30/2008	17.20	(0.08)	(1.37)	(1.45)	—	(2.20)
6/30/2007	13.77	(0.15)	4.65	4.50	—	(1.07)
6/30/2006	9.80	(0.10)	4.50	4.40	— (b)	(0.44)
6/30/2005	9.14	(0.06)	0.85	0.79	—	(0.13)
Class C
6/30/2009	$13.46	$— (b)	$(4.48)	$(4.48)	$— (b)	$(0.13)
6/30/2008	17.10	(0.07)	(1.37)	(1.44)	—	(2.20)
6/30/2007	13.69	(0.15)	4.63	4.48	—	(1.07)
6/30/2006	9.75	(0.10)	4.47	4.37	— (b)	(0.44)
6/30/2005	9.09	(0.06)	0.85	0.79	—	(0.13)
Class D
6/30/2009	$14.13	$0.07	$(4.69)	$(4.62)	$(0.01)	$(0.13)
6/30/2008	17.72	0.05	(1.44)	(1.39)	—	(2.20)
6/30/2007	14.05	(0.03)	4.77	4.74	—	(1.07)
6/30/2006	9.97	0.01	4.57	4.58	(0.07)	(0.44)
6/30/2005	9.23	0.02	0.85	0.87	—	(0.13)
Class P
7/7/2008† - 6/30/2009	$14.12	$(0.03)	$(4.29)	$(4.32)	$(0.02)	$(0.13)
Institutional Class
6/30/2009	$14.53	$0.12	$(4.84)	$(4.72)	$(0.02)	$(0.13)
6/30/2008	18.10	0.12	(1.49)	(1.37)	—	(2.20)
6/30/2007	14.27	0.03	4.87	4.90	—	(1.07)
6/30/2006	10.10	0.04	4.66	4.70	(0.10)	(0.44)
6/30/2005	9.31	0.04	0.88	0.92	—	(0.13)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 per share and 0.01%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payment, the end of year net asset value and total return would have been $13.77 and 45.37%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.12%. If the Affiliates had not made these payment, the end of year net asset value and total return would have been $14.05 and 46.43%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.11%. If the Affiliates had not made these payment, the end of year net asset value and total return would have been $14.27 and 47.07%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payment, the end of year net asset value and total return would have been $13.46 and (10.17)%, respectively.

60	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.13)	$—	(b)	$9.39		(32.70)%		$35,087	1.78%		0.75%	53%
(2.20)	—	(b)	14.16	(e)	(9.53	)(e)	106,693	1.77		0.28	67
(1.07)	—	(b)	17.76		35.33		132,890	1.76		(0.23)	62
(0.48)	0.01		14.08	(e)	46.50	(e)	79,631	1.77		0.02	96
(0.13)	—		9.97		9.49		23,351	1.94	(c)	0.10	101

$(0.13)	$—	(b)	$8.91		(33.24)%		$14,283	2.53%		(0.01)%	53%
(2.20)	—	(b)	13.55	(e)	(10.17	)(e)	38,469	2.52		(0.48)	67
(1.07)	—	(b)	17.20		34.27		48,908	2.51		(0.98)	62
(0.44)	0.01		13.77	(f)	45.39	(f)	34,395	2.52		(0.73)	96
(0.13)	—		9.80		8.70		9,844	2.69	(c)	(0.61)	101

$(0.13)	$—	(b)	$8.85		(33.31)%		$31,399	2.53%		(0.01)%	53%
(2.20)	—	(b)	13.46	(i)	(10.17	)(i)	84,215	2.52		(0.47)	67
(1.07)	—	(b)	17.10		34.33		102,990	2.51		(0.99)	62
(0.44)	0.01		13.69	(e)	45.31	(e)	68,962	2.52		(0.73)	96
(0.13)	—		9.75		8.75		17,268	2.69	(c)	(0.62)	101

$(0.14)	$—	(b)	$9.37		(32.75)%		$40,638	1.78%		0.75%	53%
(2.20)	—	(b)	14.13		(9.50)		72,340	1.77		0.28	67
(1.07)	—	(b)	17.72		35.24		96,389	1.76		(0.16)	62
(0.51)	0.01		14.05	(g)	46.55	(g)	20,824	1.77		0.05	96
(0.13)	—		9.97		9.49		4,731	1.90	(c)	0.22	101

$(0.15)	$—	(b)	$9.65		(30.61)%		$6,064	1.44	%*	(0.30)%*	53%

$(0.15)	$—	(b)	$9.66		(32.46)%		$38,393	1.37%		1.18%	53%
(2.20)	—	(b)	14.53		(9.16)		54,095	1.37		0.72	67
(1.07)	—	(b)	18.10		35.84		54,810	1.36		0.18	62
(0.54)	0.01		14.27	(h)	47.18	(h)	36,150	1.37		0.30	96
(0.13)	—		10.10		9.94		459	1.51	(d)	0.47	101

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	61

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
NFJ International Value Fund
Class A
6/30/2009	$24.81	$0.39	$(9.06)	$(8.67)	$(0.43)	$(0.52)
6/30/2008	26.51	1.04	(0.88)	0.16	(0.82)	(1.04)
6/30/2007	19.28	0.47	7.37	7.84	(0.34)	(0.27)
6/30/2006	15.36	0.50	3.77	4.27	(0.21)	(0.15)
3/31/2005† - 6/30/2005	15.21	0.13	0.12	0.25	(0.10)	—
Class C
6/30/2009	$24.69	$0.27	$(9.02)	$(8.75)	$(0.33)	$(0.52)
6/30/2008	26.34	0.81	(0.85)	(0.04)	(0.57)	(1.04)
6/30/2007	19.20	0.31	7.32	7.63	(0.22)	(0.27)
6/30/2006	15.35	0.38	3.75	4.13	(0.14)	(0.15)
3/31/2005† - 6/30/2005	15.21	0.11	0.12	0.23	(0.09)	—
Class D
6/30/2009	$24.80	$0.40	$(9.07)	$(8.67)	$(0.43)	$(0.52)
6/30/2008	26.55	1.00	(0.84)	0.16	(0.87)	(1.04)
6/30/2007	19.30	0.46	7.40	7.86	(0.34)	(0.27)
6/30/2006	15.37	0.59	3.68	4.27	(0.20)	(0.15)
3/31/2005† - 6/30/2005	15.21	0.20	0.04	0.24	(0.08)	—
Class P
7/7/2008† - 6/30/2009	$24.02	$0.85	$(8.56)	$(7.71)	$(0.47)	$(0.52)
Institutional Class
6/30/2009	$24.99	$0.48	$(9.15)	$(8.67)	$(0.48)	$(0.52)
6/30/2008	26.73	1.17	(0.91)	0.26	(0.96)	(1.04)
6/30/2007	19.43	0.64	7.36	8.00	(0.43)	(0.27)
6/30/2006	15.38	0.49	3.88	4.37	(0.18)	(0.15)
6/30/2005	14.73	0.62	3.15	3.77	(0.64)	(2.48)
*	Annualized
†	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective May 1, 2005, the Fund paid an Advisory Fee of 0.60%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

62	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.95)	$—	(b)	$15.19	(34.63)%	$500,695	1.45%		1.45%		2.47%		59%
(1.86)	—	(b)	24.81	0.29	798,257	1.44		1.44		3.96		23
(0.61)	—	(b)	26.51	41.29	299,476	1.46		1.46		2.09		26
(0.36)	0.01		19.28	28.12	64,699	1.48		1.48		2.65		25
(0.10)	—		15.36	1.62	1,009	1.34	*(c)	1.34	*(c)	3.51	*	61

$(0.85)	$—	(b)	$15.09	(35.10)%	$164,246	2.20%		2.20%		1.71%		59%
(1.61)	—	(b)	24.69	(0.44)	321,056	2.19		2.19		3.11		23
(0.49)	—	(b)	26.34	40.19	156,470	2.21		2.21		1.36		26
(0.29)	0.01		19.20	27.14	35,186	2.22		2.22		2.01		25
(0.09)	—		15.35	1.52	351	2.03	*(c)	2.03	*(c)	3.07	*	61

$(0.95)	$—	(b)	$15.18	(34.63)%	$101,451	1.45%		1.45%		2.50%		59%
(1.91)	—	(b)	24.80	0.32	141,563	1.44		1.44		3.81		23
(0.61)	—		26.55	41.30	14,043	1.46		1.46		2.01		26
(0.35)	0.01		19.30	28.09	3,409	1.50		1.50		3.07		25
(0.08)	—		15.37	1.61	20	1.31	*(c)	1.31	*(c)	5.46	*	61

$(0.99)	$—	(b)	$15.32	(31.77)%	$53,466	1.12	%*	1.12	%*	5.86	%*	59%

$(1.00)	$—	(b)	$15.32	(34.37)%	$247,345	1.05%		1.05%		3.03%		59%
(2.00)	—	(b)	24.99	0.70	211,340	1.04		1.04		4.43		23
(0.70)	—	(b)	26.73	41.84	33,611	1.06		1.06		2.71		26
(0.33)	0.01		19.43	28.63	3,026	1.08		1.08		2.70		25
(3.12)	—		15.38	27.08	2,501	0.53	(c)(d)	0.53	(c)(d)	4.06		61

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	63

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Disciplined International Equity Fund
Class A
6/30/2009	$14.12	$0.11	$(4.41)	$(4.30)	$(0.17)	$—
6/30/2008	15.41	0.14	(1.27)	(1.13)	(0.16)	—
6/30/2007	12.69	0.13	2.71	2.84	(0.12)	—
6/30/2006	9.96	0.08	2.82	2.90	(0.17)	—
6/30/2005	9.30	0.11	0.64	0.75	(0.09)	—
Class B
6/30/2009	$13.81	$0.02	$(4.28)	$(4.26)	$—	$—
6/30/2008	15.09	—	(1.22)	(1.22)	(0.06)	—
6/30/2007	12.45	0.02	2.66	2.68	(0.04)	—
6/30/2006	9.80	—	2.76	2.76	(0.11)	—
6/30/2005	9.19	0.03	0.64	0.67	(0.06)	—
Class C
6/30/2009	$13.90	$0.05	$(4.35)	$(4.30)	$(0.06)	$—
6/30/2008	15.16	(0.02)	(1.20)	(1.22)	(0.04)	—
6/30/2007	12.50	0.02	2.68	2.70	(0.04)	—
6/30/2006	9.81	(0.02)	2.79	2.77	(0.08)	—
6/30/2005	9.20	0.02	0.65	0.67	(0.06)	—
Class D
6/30/2009	$14.19	$0.12	$(4.44)	$(4.32)	$(0.16)	$—
6/30/2008	15.48	0.11	(1.24)	(1.13)	(0.16)	—
6/30/2007	12.78	0.11	2.74	2.85	(0.15)	—
6/30/2006	10.01	0.07	2.84	2.91	(0.14)	—
6/30/2005	9.34	0.10	0.65	0.75	(0.09)	—
Institutional Class
6/30/2009	$14.39	$0.16	$(4.50)	$(4.34)	$(0.22)	$—
6/30/2008	15.70	0.21	(1.29)	(1.08)	(0.23)	—
6/30/2007	12.91	0.19	2.75	2.94	(0.15)	—
6/30/2006	10.14	0.12	2.88	3.00	(0.23)	—
6/30/2005	9.45	0.10	0.70	0.80	(0.11)	—
Administrative Class
6/30/2009	$14.51	$0.14	$(4.54)	$(4.40)	$(0.19)	$—
6/30/2008	15.82	0.13	(1.27)	(1.14)	(0.17)	—
6/30/2007	13.00	0.13	2.81	2.94	(0.12)	—
6/30/2006	10.04	0.08	2.88	2.96	—	—
6/30/2005	9.36	0.11	0.67	0.78	(0.10)	—
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.

64	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.17)	$—	(b)	$9.65	(30.29)%	$11,190	1.37%		1.14%	34%
(0.16)	—	(b)	14.12	(7.42)	23,718	1.37		0.90	51
(0.12)	—	(b)	15.41	22.43	21,738	1.37		0.91	52
(0.17)	—	(b)	12.69	29.25	17,672	1.38		0.64	79
(0.09)	—		9.96	8.09	12,370	1.53	(c)	1.08	138

$—	$—	(b)	$9.55	(30.85)%	$5,029	2.13%		0.25%	34%
(0.06)	—	(b)	13.81	(8.10)	14,150	2.12		(0.03)	51
(0.04)	—	(b)	15.09	21.50	16,240	2.12		0.16	52
(0.11)	—	(b)	12.45	28.38	12,660	2.13		0.02	79
(0.06)	—		9.80	7.30	6,542	2.28	(c)	0.36	138

$(0.06)	$—	(b)	$9.54	(30.91)%	$18,604	2.12%		0.48%	34%
(0.04)	—	(b)	13.90	(8.07)	33,116	2.12		(0.10)	51
(0.04)	—	(b)	15.16	21.50	45,029	2.12		0.13	52
(0.08)	—	(b)	12.50	28.36	39,409	2.13		(0.17)	79
(0.06)	—		9.81	7.25	32,649	2.29	(c)	0.23	138

$(0.16)	$—	(b)	$9.71	(30.31)%	$848	1.37%		1.26%	34%
(0.16)	—	(b)	14.19	(7.40)	1,442	1.36		0.69	51
(0.15)	—	(b)	15.48	22.44	1,744	1.37		0.81	52
(0.14)	—	(b)	12.78	29.26	1,639	1.38		0.60	79
(0.09)	0.01		10.01	8.08	1,189	1.53	(c)	1.00	138

$(0.22)	$—	(b)	$9.83	(30.02)%	$5,231	0.97%		1.62%	34%
(0.23)	—	(b)	14.39	(7.01)	9,939	0.96		1.35	51
(0.15)	—	(b)	15.70	22.95	8,092	0.97		1.34	52
(0.23)	—	(b)	12.91	29.82	7,177	0.98		1.02	79
(0.11)	—		10.14	8.47	4,928	1.07	(d)	1.01	138

$(0.19)	$—	(b)	$9.92	(30.18)%	$113	1.22%		1.44%	34%
(0.17)	—	(b)	14.51	(7.22)	183	1.22		0.81	51
(0.12)	—	(b)	15.82	22.61	349	1.22		0.95	52
—	—	(b)	13.00	29.49	363	1.23		0.70	79
(0.10)	—		10.04	8.32	308	1.35	(d)	1.15	138

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	65

Financial Highlights  (Cont.)

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Global Resources Fund
Class A
6/30/2009	$25.96	$(0.02)	$(13.35)	$(13.37)	$(0.03)	$(0.61)
6/30/2008	19.59	0.07	6.88	6.95	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
Class C
6/30/2009	$25.51	$(0.12)	$(13.09)	$(13.21)	$—	$(0.61)
6/30/2008	19.39	(0.08)	6.79	6.71	—	(0.61)
6/30/2007	17.03	(0.21)	3.91	3.70	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	(0.03)	0.64	0.61	—	—
Class D
6/30/2009	$25.96	$(0.02)	$(13.35)	$(13.37)	$(0.04)	$(0.61)
6/30/2008	19.59	0.11	6.85	6.96	—	(0.61)
6/30/2007	17.06	(0.08)	3.95	3.87	(0.02)	(1.33)
3/31/2006† - 6/30/2006	16.42	— (b)	0.64	0.64	—	—
Class P
7/7/2008† - 6/30/2009	$23.99	$0.08	$(11.32)	$(11.24)	$(0.13)	$(0.61)
Institutional Class
6/30/2009	$26.23	$0.04	$(13.52)	$(13.48)	$(0.10)	$(0.61)
6/30/2008	19.71	0.11	6.99	7.10	—	(0.61)
6/30/2007	17.08	(0.01)	3.97	3.96	—	(1.33)
6/30/2006	13.45	0.01	6.08	6.09	—	(2.46)
6/30/2005	10.00	0.05	3.40	3.45	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Amount less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative expense was reduced by 0.05%.

66	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.64)	$—	(b)	$11.95	(51.07)%	$11,395	1.47%		1.47%		(0.13)%	158%
(0.61)	0.03		25.96	36.07	29,504	1.46		1.46		0.32	75
(1.35)	0.01		19.59	24.30	5,327	1.47		1.47		(0.47)	111
—	—	(b)	17.06	3.90	1,290	1.45	*	1.45	*	0.03 *	128

$(0.61)	$—	(b)	$11.69	(51.37)%	$8,187	2.22%		2.22%		(0.87)%	158%
(0.61)	0.02		25.51	35.14	20,802	2.21		2.21		(0.36)	75
(1.35)	0.01		19.39	23.30	4,525	2.22		2.22		(1.23)	111
—	—	(b)	17.03	3.71	736	2.20	*	2.20	*	(0.71)*	128

$(0.65)	$—	(b)	$11.94	(51.08)%	$6,093	1.47%		1.47%		(0.16)%	158%
(0.61)	0.02		25.96	36.07	9,905	1.47		1.47		0.47	75
(1.35)	0.01		19.59	24.31	837	1.47		1.47		(0.48)	111
—	—	(b)	17.06	3.90	233	1.47	*	1.52	*	0.06 *	128

$(0.74)	$—	(b)	$12.01	(46.30)%	$423	1.14	%*	1.14	%*	0.66%*	158%

$(0.71)	$—	(b)	$12.04	(50.88)%	$8,352	1.07%		1.07%		0.31%	158%
(0.61)	0.03		26.23	36.62	10,707	1.07		1.07		0.49	75
(1.33)	—	(b)	19.71	24.73	7,439	1.07		1.07		(0.08)	111
(2.46)	—	(b)	17.08	47.81	5,963	1.07		1.07		0.07	128
—	—		13.45	34.50	4,036	1.10	(c)	1.58	(c)	0.41	128

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	67

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized/ and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Global Small-Cap Fund
Class A
6/30/2009	$25.52	$(0.08)	$(9.63)	$(9.71)	$—	$—
6/30/2008	34.78	(0.16)	(6.44)	(6.60)	—	(2.66)
6/30/2007	27.88	(0.12)	7.02	6.90	—	—
6/30/2006	22.48	(0.14)	5.53	5.39	—	—
6/30/2005	19.63	(0.08)	2.92	2.84	—	—
Class B
6/30/2009	$24.34	$(0.20)	$(9.17)	$(9.37)	$—	$—
6/30/2008	33.53	(0.38)	(6.15)	(6.53)	—	(2.66)
6/30/2007	27.08	(0.34)	6.79	6.45	—	—
6/30/2006	21.99	(0.33)	5.41	5.08	—	—
6/30/2005	19.35	(0.23)	2.86	2.63	—	—
Class C
6/30/2009	$24.33	$(0.20)	$(9.17)	$(9.37)	$—	$—
6/30/2008	33.52	(0.38)	(6.15)	(6.53)	—	(2.66)
6/30/2007	27.07	(0.34)	6.79	6.45	—	—
6/30/2006	21.98	(0.34)	5.42	5.08	—	—
6/30/2005	19.34	(0.25)	2.88	2.63	—	—
Class D
6/30/2009	$25.52	$(0.08)	$(9.63)	$(9.71)	$—	$—
6/30/2008	34.78	(0.17)	(6.43)	(6.60)	—	(2.66)
6/30/2007	27.88	(0.07)	6.97	6.90	—	—
6/30/2006	22.47	(0.13)	5.53	5.40	—	—
6/30/2005	19.62	(0.10)	2.94	2.84	—	—
Class P
7/7/2008† - 6/30/2009	$25.27	$0.06	$(8.96)	$(8.90)	$—	$—
Institutional Class
6/30/2009	$26.32	$— (b)	$(9.95)	$(9.95)	$—	$—
6/30/2008	35.64	(0.03)	(6.63)	(6.66)	—	(2.66)
6/30/2007	28.45	0.01	7.18	7.19	—	—
6/30/2006	22.84	(0.06)	5.66	5.60	—	—
6/30/2005	19.86	(0.01)	2.98	2.97	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.88 and 24.01%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.08 and 23.14%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.07 and 23.15%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $27.88 and 24.07%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.06%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $28.45 and 24.55%, respectively.

68	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$15.81		(38.07)%	$21,515	1.77%		1.79%		(0.47)%	124%
(2.66)	—	(b)	25.52		(20.20)	63,178	1.77		1.77		(0.53)	100
—	—	(b)	34.78		24.75	98,080	1.76		1.76		(0.39)	80
—	0.01		27.88	(e)	24.02 (e)	71,293	1.77		1.77		(0.52)	73
—	0.01		22.48		14.52	25,389	1.84	(c)	1.84	(c)	(0.38)	96

$—	$—	(b)	$14.97		(38.52)%	$11,064	2.52%		2.54%		(1.22)%	124%
(2.66)	—	(b)	24.34		(20.77)	31,948	2.52		2.52		(1.29)	100
—	—	(b)	33.53		23.77	57,203	2.52		2.52		(1.16)	80
—	0.01		27.08	(f)	23.19 (f)	48,365	2.52		2.52		(1.28)	73
—	0.01		21.99		13.64	17,637	2.59	(c)	2.59	(c)	(1.11)	96

$—	$—	(b)	$14.96		(38.51)%	$11,267	2.52%		2.54%		(1.22)%	124%
(2.66)	—	(b)	24.33		(20.79)	34,014	2.52		2.52		(1.28)	100
—	—	(b)	33.52		23.79	57,007	2.52		2.52		(1.13)	80
—	0.01		27.07	(g)	23.16 (g)	40,499	2.52		2.52		(1.32)	73
—	0.01		21.98		13.65	19,212	2.60	(c)	2.60	(c)	(1.22)	96

$—	$—	(b)	$15.81		(38.07)%	$14,257	1.77%		1.79%		(0.45)%	124%
(2.66)	—	(b)	25.52		(20.20)	38,282	1.77		1.77		(0.55)	100
—	—	(b)	34.78		24.75	63,232	1.76		1.76		(0.22)	80
—	0.01		27.88	(h)	24.08 (h)	31,328	1.77		1.77		(0.50)	73
—	0.01		22.47		14.53	11,943	1.85	(c)	1.85	(c)	(0.50)	96

$—	$—	(b)	$16.37		(35.22)%	$759	1.39	%*	1.43	%*	0.36%*	124%

$—	$—	(b)	$16.37		(37.80)%	$10,743	1.36%		1.38%		(0.01)%	124%
(2.66)	—	(b)	26.32		(19.90)	22,549	1.37		1.37		(0.10)	100
—	—	(b)	35.64		25.23	34,138	1.36		1.36		0.04	80
—	0.01		28.45	(i)	24.61 (i)	23,763	1.37		1.37		(0.22)	73
—	0.01		22.84		15.00	16,392	1.42	(d)	1.42	(d)	(0.05)	96

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	69

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Technology Fund
Class A
6/30/2009	$42.11	$(0.13)	$(10.27)	$(10.40)	$—	$(2.76)
6/30/2008	45.29	(0.30)	(1.00)	(1.30)	—	(1.89)
6/30/2007	36.18	(0.35)	9.46	9.11	—	—
6/30/2006	33.61	(0.44)	3.00	2.56	—	—
6/30/2005	32.53	(0.39)	1.46	1.07	—	—
Class B
6/30/2009	$40.04	$(0.34)	$(9.81)	$(10.15)	$—	$(2.76)
6/30/2008	43.47	(0.64)	(0.91)	(1.55)	—	(1.89)
6/30/2007	34.98	(0.64)	9.13	8.49	—	—
6/30/2006	32.75	(0.70)	2.92	2.22	—	—
6/30/2005	31.94	(0.55)	1.36	0.81	—	—
Class C
6/30/2009	$40.02	$(0.33)	$(9.81)	$(10.14)	$—	$(2.76)
6/30/2008	43.45	(0.63)	(0.92)	(1.55)	—	(1.89)
6/30/2007	34.97	(0.63)	9.11	8.48	—	—
6/30/2006	32.73	(0.70)	2.93	2.23	—	—
6/30/2005	31.91	(0.57)	1.38	0.81	—	—
Class D
6/30/2009	$41.69	$(0.13)	$(10.17)	$(10.30)	$—	$(2.76)
6/30/2008	44.86	(0.30)	(0.99)	(1.29)	—	(1.89)
6/30/2007	35.84	(0.36)	9.38	9.02	—	—
6/30/2006	33.29	(0.43)	2.97	2.54	—	—
6/30/2005	32.23	(0.41)	1.47	1.06	—	—
Class P
7/7/2008† - 6/30/2009	$42.41	$0.02	$(9.78)	$(9.76)	$—	$(2.76)
Institutional Class
6/30/2009	$43.18	$(0.02)	$(10.49)	$(10.51)	$—	$(2.76)
6/30/2008	46.22	(0.12)	(1.04)	(1.16)	—	(1.89)
6/30/2007	36.78	(0.20)	9.64	9.44	—	—
6/30/2006	34.03	(0.29)	3.03	2.74	—	—
6/30/2005	32.81	(0.28)	1.50	1.22	—	—
Administrative Class
6/30/2009	$42.83	$(0.09)	$(10.42)	$(10.51)	$—	$(2.76)
6/30/2008	45.97	(0.24)	(1.02)	(1.26)	—	(1.89)
6/30/2007	36.67	(0.30)	9.60	9.30	—	—
6/30/2006	34.01	(0.39)	3.04	2.65	—	—
3/31/2005 - 6/30/2005	32.82	(0.05)	1.24	1.19	—	—
*	Annualized
†	Commencement of operations
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.16 and 7.58%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.65 and 7.75%, respectively.

70	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(2.76)	$—	(b)	$28.95	(j)	(22.63	)%(j)	$297,181	1.66%		(0.47)%	251%
(1.89)	0.01		42.11		(3.58)		436,692	1.65		(0.65)	269
—	—	(b)	45.29		25.18		383,969	1.66		(0.90)	209
—	0.01		36.18	(d)	7.65	(d)	328,815	1.64		(1.15)	272
—	0.01		33.61		3.32		293,550	1.71	(c)	(1.19)	238

$(2.76)	$—	(b)	$27.13	(j)	(23.19	)%(j)	$16,529	2.41%		(1.23)%	251%
(1.89)	0.01		40.04		(4.32)		33,229	2.40		(1.42)	269
—	—	(b)	43.47		24.24		66,220	2.41		(1.69)	209
—	0.01		34.98	(e)	6.84	(e)	117,008	2.39		(1.91)	272
—	—		32.75		2.54		161,675	2.40	(c)	(1.69)	238

$(2.76)	$—	(b)	$27.12	(j)	(23.20	)%(j)	$99,134	2.41%		(1.22)%	251%
(1.89)	0.01		40.02		(4.32)		155,023	2.40		(1.41)	269
—	—	(b)	43.45		24.25		174,303	2.41		(1.66)	209
—	0.01		34.97	(f)	6.84	(f)	192,675	2.39		(1.90)	272
—	0.01		32.73		2.57		219,872	2.40	(c)	(1.74)	238

$(2.76)	$—	(b)	$28.63	(j)	(22.64	)%(j)	$140,496	1.66%		(0.46)%	251%
(1.89)	0.01		41.69		(3.59)		211,829	1.65		(0.66)	269
—	—	(b)	44.86		25.20		219,831	1.66		(0.91)	209
—	0.01		35.84	(g)	7.66	(g)	246,345	1.64		(1.15)	272
—	—		33.29		3.29		227,046	1.74	(c)	(1.28)	238

$(2.76)	$—	(b)	$29.89	(j)	(21.00	)%(j)	$2,409	1.30	%*	0.05%*	251%

$(2.76)	$—	(b)	$29.91	(j)	(22.32	)%(j)	$302,275	1.26%		(0.07)%	251%
(1.89)	0.01		43.18		(3.20)		408,183	1.25		(0.25)	269
—	—	(b)	46.22		25.69		330,275	1.26		(0.50)	209
—	0.01		36.78	(j)	8.08	(j)	323,919	1.24		(0.75)	272
—	—		34.03		3.72		261,860	1.32	(c)	(0.87)	238

$(2.76)	$—	(b)	$29.56	(j)	(22.52	)%(j)	$30,526	1.51%		(0.31)%	251%
(1.89)	0.01		42.83		(3.42)		36,377	1.50		(0.50)	269
—	—	(b)	45.97		25.36		30,644	1.51		(0.74)	209
—	0.01		36.67	(j)	7.82	(j)	24,685	1.50		(0.98)	272
—	—		34.01		3.63		1,360	1.50	*	(0.61)*	238
(f)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $34.95 and 6.77%, respectively.
(g)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $35.82 and 7.59%, respectively.
(h)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.76 and 8.01%, respectively.
(i)	Payments from Affiliates increased the end of year net asset value by less than $0.02 per share and the total return by 0.07%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $36.65 and 7.75%, respectively.
(j)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 per share and 0.01%, respectively.

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	71

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) on Investments (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains
RCM Wellness Fund
Class A
6/30/2009	$22.14	$(0.08)	$(3.48)	$(3.56)	$—	$—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	—
6/30/2007	21.23	(0.09)	2.68	2.59	—	—
6/30/2006	21.19	(0.11)	0.15	0.04	—	—
6/30/2005	20.80	(0.05)	0.44	0.39	—	—
Class B
6/30/2009	$21.09	$(0.21)	$(3.32)	$(3.53)	$—	$—
6/30/2008	22.86	(0.35)	(1.42)	(1.77)	—	—
6/30/2007	20.53	(0.25)	2.58	2.33	—	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—	—
6/30/2005	20.41	(0.21)	0.44	0.23	—	—
Class C
6/30/2009	$21.10	$(0.21)	$(3.32)	$(3.53)	$—	$—
6/30/2008	22.87	(0.35)	(1.42)	(1.77)	—	—
6/30/2007	20.53	(0.25)	2.59	2.34	—	—
6/30/2006	20.64	(0.27)	0.16	(0.11)	—	—
6/30/2005	20.42	(0.21)	0.43	0.22	—	—
Class D
6/30/2009	$22.14	$(0.08)	$(3.49)	$(3.57)	$—	$—
6/30/2008	23.82	(0.19)	(1.49)	(1.68)	—	—
6/30/2007	21.22	(0.09)	2.69	2.60	—	—
6/30/2006	21.18	(0.11)	0.15	0.04	—	—
6/30/2005	20.79	(0.06)	0.45	0.39	—	—
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(d)	Payments from Affiliates increased the end of year net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of year net asset value and total return would have been $21.23 and 0.17%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.
(g)	Effective January 1, 2007, the Advisory Fee was reduce by 0.05%.

72	Allianz Funds Annual Report	06.30.09	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$—	(b)	$18.58		(16.08)%		$11,635	1.51%		1.52%		(0.44)%	365%
—	—	(b)	22.14		(7.05)		9,241	1.52		1.52		(0.81)	171
—	—	(b)	23.82		12.20		11,879	1.55	(g)	1.55	(g)	(0.38)	254
—	—	(b)	21.23	(d)	0.19	(d)	14,526	1.57		1.57		(0.49)	280
—	—		21.19		1.88		18,752	1.60	(c)	1.60	(c)	(0.25)	210

$—	$—	(b)	$17.56		(16.74)%		$5,229	2.26%		2.28%		(1.19)%	365%
—	—	(b)	21.09		(7.74)		4,705	2.27		2.27		(1.56)	171
—	—	(b)	22.86		11.35		6,183	2.30	(g)	2.30	(g)	(1.13)	254
—	—	(b)	20.53	(e)	(0.53	)(e)	8,043	2.32		2.32		(1.24)	280
—	—		20.64		1.13		9,725	2.35	(c)	2.35	(c)	(1.02)	210

$—	$—	(b)	$17.57		(16.73)%		$7,528	2.25%		2.26%		(1.19)%	365%
—	—	(b)	21.10		(7.74)		4,895	2.27		2.27		(1.56)	171
—	—		22.87		11.34		5,554	2.30	(g)	2.30	(g)	(1.13)	254
—	—	(b)	20.53	(e)	(0.53	)(e)	7,444	2.32		2.32		(1.24)	280
—	—		20.64		1.08		9,875	2.35	(c)	2.35	(c)	(1.02)	210

$—	$—	(b)	$18.57		(16.12)%		$88,411	1.51%		1.52%		(0.45)%	365%
—	—	(b)	22.14		(7.05)		50,134	1.52		1.52		(0.81)	171
—	—	(b)	23.82		12.20		65,554	1.55	(g)	1.55	(g)	(0.38)	254
—	—	(b)	21.22	(f)	0.24	(f)	83,410	1.57		1.57		(0.51)	280
—	—		21.18		1.88		125,756	1.60	(c)	1.60	(c)	(0.29)	210

See accompanying Notes to Financial Statements	06.30.09	Allianz Funds Annual Report	73

Notes to Financial Statements

June 30, 2009

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to ten of the funds offered by the Trust.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts, and believe the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of a Fund‘s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by a third-party vendor. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurement.  The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

74	Allianz Funds Annual Report	06.30.09

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of June 30, 2009, in valuing each Fund’s assets and liabilities is listed below by industries, countries or investment types, for more detail on the Total Investment in Securities, please refer to each Fund’s Schedule of Investment.

	Level 1–Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs		Value at 6/30/2009

NACM Emerging Markets Opportunities Fund:
Investments in Securities–Assets
Common Stock:
Brazil	$8,111	$—	$—		$8,111
Chile	1,096	—	—		1,096
India	217	3,966	—		4,183
Israel	1,485	549	—		2,034
Korea (Republic of)	—	318	267		585
Kuwait	—	—	80		80
Mexico	1,232	—	—		1,232
Russia	1,787	932	—		2,719
South Africa	348	4,546	—		4,894
South Korea	439	8,670	—		9,109
Taiwan	350	7,066	—		7,416
All Other	—	21,734			21,734
Preferred Stock–Brazil	2,687	—	—		2,687
Total Investments in Securities	17,752	47,781	347		65,880

NACM Global Fund:
Investments in Securities–Assets
Common Stock:
Bermuda	$—	$—	$—	(a)	$—	(a)
Brazil	143	—	—		143
Ireland	326	—	—		326
Israel	370	—	—		370
Kuwait	—	—	41		41
Switzerland	1,096	1,085	—		2,181
United States	9,282	—	—		9,282
All Other	—	11,210	—		11,210
Short-Term Investments	—	198	—		198
Total Investments in Securities	11,217	12,493	41		23,751

NACM International Fund:
Investments in Securities–Assets
Common Stock:
United Kingdom	$336	$29,764	$—		$30,100
All Other	—	101,757	—		101,757
Rights–Australia	—	—	7		7
Short-Term Investments	—	2,238	—		2,238
Total Investments in Securities	336	133,759	7		134,102

NACM Pacific Rim Fund:
Investments in Securities–Assets
Common Stock:
China	$408	$11,972	$—		$12,380
Hong Kong	406	8,288	—		8,694
Japan	2,500	89,324	—		91,824
Taiwan	2,459	—	—		2,459
All Other	—	44,897	—		44,897
Short-Term Investments	—	6,441	—		6,441
Total Investments in Securities	5,773	160,922	—		166,695

06.30.09	Allianz Funds Annual Report	75

Notes to Financial Statements  (Cont.)

June 30, 2009

	Level 1–Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs		Value at 6/30/2009
NFJ International Value Fund:
Investments in Securities–Assets
Common Stock:
Germany	$10,293	$18,722	$—		$29,015
United Kingdom	199,011	9,003	—		208,014
All Other	780,463	—	—		780,463
Short-Term Investments	—	40,514	—		40,514
Total Investments in Securities	989,767	68,239	—		1,058,006

RCM Disciplined International Equity Fund:
Investments in Securities–Assets
Common Stock:
Brazil	$414	$—	$—		$414
Cayman Islands	429	—	—		429
Taiwan	433	—	—		433
All Other	—	38,935	—		38,935
Rights–United Kingdom	109	—	—		109
Short-Term Investments	—	235	—		235
Total Investments in Securities	1,385	39,170	—		40,555

RCM Global Resources Fund:
Investments in Securities–Assets
Common Stock:
Australia	$—	$770	$—		$770
Denmark	—	503	—		503
Spain	—	379	—		379
United Kingdom	—	2,229	—		2,229
All Other	30,308	—	—		30,308
Short-Term Investments	—	341	—		341
Total Investments in Securities	30,308	4,222	—		34,530

RCM Global Small-Cap Fund:
Investments in Securities–Assets
Common Stock:
Austria	$—	$1,100	$—		$1,100
Belgium	—	304	—		304
Bermuda	—	—	—	(a)	—
Cayman Islands	654	959	—		1,613
China	—	896	—		896
Denmark	—	906	—		906
Finland	—	627	—		627
France	—	653	—		653
Germany	—	837	—		837
Greece	—	592	—		592
Italy	—	574	—		574
Japan	—	6,998	—		6,998
Korea (Republic of)	—	1,164	—		1,164
Luxembourg	—	391	—		391
Malaysia	—	1,057	—		1,057
Netherlands	—	1,080	—		1,080
Philippines	—	499	—		499
Poland	—	1,108	—		1,108
Portugal	—	569	—		569
Russia	647	382	—		1,029
Singapore	—	545	—		545
Spain	—	1,152	—		1,152
Switzerland	—	2,201	—		2,201
United Kingdom	—	6,336	—		6,336
All Other	35,818	—	—		35,818
Short-Term Investments	—	1,760	—		1,760
Total Investments in Securities	37,119	32,690	—		69,809

(a)	Amount less than $500.

76	Allianz Funds Annual Report	06.30.09

	Level 1–Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Value at 6/30/2009
RCM Technology Fund:
Investments in Securities–Assets
Common Stock	$636,903	$80,287	$—	$717,190
Convertible Bonds	—	15,557	—	15,557
Short-Term Investments	—	113,654	—	113,654
Purchased Options	39,412	—	—	39,412
Total Investments in Securities–Assets	676,315	209,498	—	885,813
Investments in Securities–Liabilities
Short Sales	(12)	(4,628)	—	(4,640)
Options Written	(23,035)	(282)	—	(23,317)
Total Investments in Securities	653,268	204,588	—	857,856

RCM Wellness Fund:
Investments in Securities–Assets
Common Stock:
Food Products	$1,957	$2,521	$—	$4,478
Health Care Providers & Services	17,442	1,269	—	18,711
Multi-Utilities	—	1,194	—	1,194
Pharmaceuticals	26,986	6,699	—	33,685
Software	—	1,411	—	1,411
Textiles, Apparel & Luxury Goods	1,117	1,086	—	2,203
All Other	47,386	—	—	47,386
Rights–Food Products	—	—	81	81
Short-Term Investments	—	4,017	—	4,017
Purchased Options	488	—	—	488
Total Investments in Securities	95,376	18,197	81	113,654

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at June 30, 2009, were as follows:

	Beginning Balance 6/30/2008	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009

NACM Emerging Markets Opportunities Fund:
Investments in Securities–Assets
Common Stock:
Korea (Republic of)	$3,617	$(2,286)	$—	$(1,698)	$634	$—	$267
Kuwait	—	1,226	—	(410)	(736)	—	80
Total Investments in Securities	3,617	(1,060)	—	(2,108)	(102)	—	347

NACM Global Fund:
Investments in Securities–Assets
Common Stock:
Bermuda	$—	$—	$—	$—	$(266)	$266	$—	(a)
Kuwait	—	536	—	(119)	(376)	—	41
Total Investments in Securities	—	536	—	(119)	(642)	266	41

NACM International Fund:
Investments in Securities–Assets
Rights–Australia	$—	$—	$—	$—	$7	$—	$7

RCM Disciplined International Equity Fund:
Common Stock:
Kuwait	$8	$—	$—	$—	$(8)	$—	$—

(a)	Amount less than $500.

06.30.09	Allianz Funds Annual Report	77

Notes to Financial Statements  (Cont.)

June 30, 2009

	Beginning Balance 6/30/2008	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009
RCM Global Small-Cap Fund:
Common Stock:
Bermuda	$—	$251	$—	$(1,282)	$(85)	$1,116	$—	(a)

RCM Wellness Fund:
Investments in Securities–Assets
Rights–Food Products	$—	$—	$—	$—	$81	$—	$81

(a)	Amount less than $500.

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statements of Operations.

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by the Real Estate Investment Trust (REIT) securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

Dividends and Distributions to Shareholders.  Dividends from net investment income for all Funds except the NFJ International Value Fund, if any, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the NFJ International Value Fund, are declared and distributed to shareholders quarterly. Net realized capital gains earned by a Fund, if any, will be distributed annually.

The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Multi-class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

The Funds have adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at June 30, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency.  The Funds’ accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (losses) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Emerging Markets Opportunities Fund—$496,138; NACM Global Fund—$39,105; NACM International Fund—$613,729; NACM Pacific Rim Fund—$293,613; NFJ International Value Fund—$4,405,097; RCM Disciplined International Equity Fund—$129,834; RCM Global Resources Fund—$11,543; RCM Global Small-Cap Fund—$50,403; RCM Technology Fund—$274,183; and RCM Wellness Fund—$55,121.

Repurchase Agreements.  The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Securities Lending.  Until April 19, 2009, certain Funds made secured loans of its portfolio securities to brokers, dealers and other financial institutions, pursuant to the Trust’s Security Lending Agency Agreement with Dresdner Bank AG, the Trust’s securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. Dresdner was an affiliate of the Adviser and a wholly-owned subsidiary of

78	Allianz Funds Annual Report	06.30.09

Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the year ended June 30, 2009 was $206,469. As of April 19, 2009, the Security Lending Agency Agreement was terminated.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Funds have limitations on the amount of illiquid securities that can be held. Due to changes in market conditions during the fiscal year ended June 30, 2009, the Funds’ investments in certain other securities were deemed to be illiquid. The Funds have and may continue to hold these investments in the expectation that the Funds’ return over time will exceed the proceeds of an immediate sale. The relative percentage of the Funds’ illiquid assets may increase as the Funds’ assets decline.

Short Sales.  The Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

3.	PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The Funds may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of equity, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

NFJ Investment Group LLC (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”), and RCM Capital Management LLC (“RCM”), as the investment sub-advisers, minimize credit risks to the Funds by performing reviews of each counterparty. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133”, (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds reflect derivatives at fair value and recognize changes in fair value through the statement of operations, and such do not qualify for FAS 161 hedge accounting treatment.

Forward Currency Transactions.   Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on

06.30.09	Allianz Funds Annual Report	79

Notes to Financial Statements  (Cont.)

June 30, 2009

a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Options Transactions.   Certain Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally the Funds bear the risk of loss of premium and change in the market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Funds is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments as of June 30, 2009

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

RCM Technology Fund:
Location	Equity Contracts	Total
Asset Derivatives
Unrealized appreciation on swaps	$ —	$ —
Receivable for variation margin on futures contracts	—	—
Unrealized appreciation of forward foreign currency contracts	—	—
Total Asset Derivatives	$ —	$ —
Liability derivatives
Unrealized depreciation on swaps	$ —	$ —
Payable for variation margin on futures contracts	—	—
Options written, at value	(23,317)	(23,317)
Unrealized depreciation of forward foreign currency contracts	—	—
Total Liability Derivatives	$ (23,317)	$ (23,317)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Total
Realized Gain (Loss) on:
Futures contracts	$ —	$ —
Options written	36,848	36,848
Swaps	—	—
Foreign currency transactions	—	—
Total Realized Gain (Loss)	$ 36,848	$ 36,848
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$ —	$ —
Options written	3,480	3,480
Swaps	—	—
Foreign currency transactions	—	—
Total change in unrealized appreciation (depreciation)	$ 3,480	$ 3,480

The volumes indicated in the options written table (see Note 7) are indicative of the amounts throughout the year.

The Effect of Derivative Instruments on the Statement of Operations for the six months ended June 30, 2009:

RCM Wellness Fund:
Location	Equity Contracts	Total

Realized Gain (Loss) on:
Futures contracts	$ —	$ —
Options written	451	451
Swaps	—	—
Foreign currency transactions	—	—
Total Realized Gain (Loss)	$ 451	$ 451
Net change in unrealized appreciation (depreciation) of:
Futures contracts	$ —	$ —
Options written	—	—
Swaps	—	—
Foreign currency transactions	—	—
Total change in unrealized appreciation (depreciation)	$ —	$ —

The volumes indicated in the options written table (see Note 7) are indicative of the amounts throughout the year.

5.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Funds at an annual rate based on the average daily net assets of the Funds. The Advisory Fee is charged at the annual rate as noted in the table below.

Each of the Funds has a sub-adviser, which under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements.

Administration Fee.  The Adviser provides administrative services to the Funds and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Advisory Fee and Administration Fee for all classes is charged at an annual rate as noted in the following table:

80	Allianz Funds Annual Report	06.30.09

	Advisory Fee		Administration Fee

	All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)	Class P(1)
NACM Emerging Markets Opportunities Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A	0.55%
NACM Global Fund	0.70%		0.35%	0.35%	0.50%	0.50%	0.50%	0.45%
NACM International Fund	0.60%		0.45%	0.45%	0.60%	0.60%	0.60%	0.55%
NACM Pacific Rim Fund	0.90%		0.45%	N/A	0.60%	0.60%	N/A	0.55%
NFJ International Value Fund	0.60%		0.45%	N/A	0.60%	0.60%	N/A	0.55%
RCM Disciplined International Equity Fund	0.50%		0.45%	0.45%	0.60%	0.60%	N/A	N/A
RCM Global Resources Fund	0.70%		0.35%	N/A	0.50%	0.50%	N/A	0.45%
RCM Global Small-Cap Fund	1.00%	(4)	0.35%	N/A	0.50%	0.50%	N/A	0.45%
RCM Technology Fund	0.90%		0.30%	0.30%	0.45%	0.45%	N/A	0.40%
RCM Wellness Fund	0.80%	(3)	N/A	N/A	0.45%	0.45%	N/A	N/A

(1)

The total administrative fee rate for Institutional Class, Administrative Class and Class P shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $500 million and by an additional 0.025% per annum on assets in excess of $1 billion. The total administrative fee rate for Institutional Class, Administrative Class and Class P shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.

(2)

The total administrative fee rate for Class A, B, C, D and R shares of each Fund (except the RCM Technology Fund) shall be reduced according to the following schedule, each based on such Fund’s aggregate average daily net assets (including assets attributable to Institutional, Administrative Class and Class P shares): by 0.025% per annum on assets in excess of $500 million, by an additional 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion and by an additional 0.025% per annum on assets in excess of $10 billion. The total administrative fee rate for Class A, B, C, D and R shares of the RCM Technology Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional, Administrative Class and Class P shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion, by an additional 0.025% per annum on assets in excess of $7.5 billion, and by an additional 0.025% per annum on assets in excess of $10 billion.

(3)	Effective October 20, 2008, the Fund’s Advisory fee was reduced by 0.06% to 0.74%. On January 1, 2009, this Advisory fee reduction was eliminated.
(4)	Effective January 1, 2009, the Fund’s Advisory fee was reduced by 0.05% to 0.95%.

Redemption Fees.  Investors in shares of the Funds were subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sales charges). Redemption Fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Effective May 1, 2009, Redemption Fees were eliminated.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Funds offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2009.

Pursuant to separate Distribution Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

Pursuant to the Distribution and Servicing Plan adopted by the Class D of the Trust, the Trust compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class D.

The Trust paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2009, AGID received $1,690,919 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction

06.30.09	Allianz Funds Annual Report	81

Notes to Financial Statements  (Cont.)

June 30, 2009

expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Trust, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

6.	PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2009, were as follows (amounts in thousands):

	Purchases	Sales
NACM Emerging Markets Opportunities Fund	$167,973	$240,658
NACM Global Fund	33,615	44,665
NACM International Fund	401,940	516,570
NACM Pacific Rim Fund	107,351	188,334
NFJ International Value Fund	887,281	623,077
RCM Disciplined International Equity Fund	16,765	31,505
RCM Global Resources Fund	53,699	53,128
RCM Global Small-Cap Fund	121,125	170,526
RCM Technology Fund	2,042,756	1,966,611
RCM Wellness Fund	454,105	374,155

7.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	RCM Technology Fund		RCM Wellness Fund
	Contracts	Premiums Received	Contracts	Premiums Received
Balance at 6/30/2008	157,882	$59,069	—	$—
Sales	1,053,982	272,614	5,075	1,041
Closing Buys	(674,412)	(234,697)	(3,080)	(598)
Exercises	(4,198)	(760)	—	—
Expirations	(181,340)	(43,870)	(1,995)	(443)
Balance at 6/30/2009	351,914	$52,356	—	$—

82	Allianz Funds Annual Report	06.30.09

8.	FEDERAL INCOME TAX MATTERS

At June 30, 2009, the components of distributable taxable earnings were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
NACM Emerging Markets Opportunities Fund	$983	—	—	—	$67,025	$30,842
NACM Global Fund	—	—	—	—	7,529	8,704
NACM International Fund	3,237	—	—	—	155,468	58,494
NACM Pacific Rim Fund	832	—	—	—	35,635	41,574
NFJ International Value Fund	2,267	—	—	—	100,274	415,385
RCM Disciplined International Equity Fund	1,199	—	—	—	54,035	4,755
RCM Global Resources Fund	—	—	—	—	8,000	9,534
RCM Global Small-Cap Fund	—	—	—	—	33,785	36,379
RCM Technology Fund	—	—	—	—	213,137	236,561
RCM Wellness Fund	—	—	—	—	89,407	23,529

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for appreciation/depreciation related to securities on loan.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in varying amounts as shown below.
(4)	Capital losses realized during the period November 1, 2008 through June 30, 2009 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2009, the Funds had accumulated capital losses expiring in the following years (amounts in thousands):

	Expiration of Accumulated Capital Losses (amounts in thousands)

	2010	2011	2012	2013	2014	2015	2016	2017
NACM Emerging Markets Opportunities Fund	$3,947	—	—	—	—	—	—	$63,078
NACM Global Fund	—	—	—	—	—	—	—	7,529
NACM International Fund	—	—	—	—	—	—	—	155,468
NACM Pacific Rim Fund	—	—	—	—	—	—	—	35,635
NFJ International Value Fund	—	—	—	—	—	—	—	100,274
RCM Disciplined International Equity Fund	35,886	$11,185	—	—	—	—	—	6,963
RCM Global Resources Fund	—	—	—	—	—	—	—	8,000
RCM Global Small-Cap Fund	—	—	—	—	—	—	—	33,785
RCM Technology Fund	52,772	30,847	—	—	—	—	—	129,519
RCM Wellness Fund	65,820	—	—	—	$3,734	—	—	19,853

As of June 30, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)(5)
NACM Emerging Markets Opportunities Fund	$59,484	$11,298	$(4,902)	$6,396
NACM Global Fund	25,983	1,196	(3,428)	(2,232)
NACM International Fund	135,972	10,880	(12,750)	(1,870)
NACM Pacific Rim Fund	192,061	9,076	(34,442)	(25,366)
NFJ International Value Fund	1,230,667	36,546	(209,207)	(172,661)
RCM Disciplined International Equity Fund	49,429	4,424	(13,298)	(8,874)
RCM Global Resources Fund	36,011	9,791	(11,272)	(1,481)
RCM Global Small-Cap Fund	69,160	12,120	(11,471)	649
RCM Technology Fund	800,827	157,886	(72,900)	84,986
RCM Wellness Fund	108,232	12,744	(7,322)	5,422

(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to PFIC mark-to-market and wash sale loss deferrals for federal income tax purposes.

06.30.09	Allianz Funds Annual Report	83

Notes to Financial Statements  (Cont.)

June 30, 2009

As of year ended June 30, 2009, the Funds made the following tax basis distributions (amounts in thousands):

	Ordinary Income Distributions(6)	Long-Term Capital Gain Distributions	Return of Capital
NACM Emerging Markets Opportunities Fund	$2,524	—	—
NACM Global Fund	88	—	—
NACM International Fund	6,380	—	—
NACM Pacific Rim Fund	893	$1,799	—
NFJ International Value Fund	29,928	33,452	—
RCM Disciplined International Equity Fund	494	—	—
RCM Global Resources Fund	195	1,160	—
RCM Global Small-Cap Fund	—	1	—
RCM Technology Fund	—	75,865	—
RCM Wellness Fund	—	—	—

(6)	Includes short-term capital gains.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Emerging Markets Opportunities Fund				NACM Global Fund				NACM International Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	955	$16,642	2,511	$82,536	290	$4,080	509	$9,827	483	$6,106	2,816	$65,726
Class B	—	—	—	—	72	892	461	8,797	—	—	—	—
Class C	368	6,820	884	28,955	113	1,345	256	4,807	260	2,989	1,324	30,856
Class D	624	12,568	3,164	109,323	24	306	153	3,053	91	1,079	469	10,841
Class R	—	—	—	—	54	802	1	23	— *	10	1	16
Class P	38	648	—	—	21	245	—	—	193	2,092	—	—
Institutional Class	268	4,569	2,165	72,925	—	—	4	67	1,883	21,545	2,781	64,579
Administrative Class	—	—	—	—	—	—	—	—	—	—	—	—
Issued in reinvestment of dividends and distributions
Class A	48	654	55	1,857	2	24	62	1,235	143	1,532	1,756	37,694
Class B	—	—	—	—	3	26	100	1,888	—	—	—	—
Class C	21	292	17	568	2	15	53	1,004	70	745	1,009	21,313
Class D	19	259	83	2,798	1	5	13	258	16	168	134	2,864
Class R	—	—	—	—	—	—	— *	6	— *	1	— *	8
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	75	1,028	117	3,998	—	—	— *	2	308	3,290	1,037	22,524
Administrative Class	—	—	—	—	—	—	— *	2	—	—	—	2
Cost of shares redeemed
Class A	(1,804)	(33,927)	(796)	(25,214)	(619)	(7,245)	(243)	(4,605)	(5,188)	(65,269)	(11,268)	(241,780)
Class B	—	—	—	—	(612)	(7,171)	(373)	(6,775)	—	—	—	—
Class C	(466)	(7,608)	(205)	(6,402)	(349)	(3,892)	(211)	(3,875)	(3,196)	(38,878)	(4,090)	(82,710)
Class D	(2,404)	(51,014)	(1,154)	(35,689)	(62)	(759)	(57)	(1,066)	(375)	(4,605)	(994)	(22,518)
Class R	—	—	—	—	(10)	(118)	(4)	(88)	— *	(2)	— *	(8)
Class P	— *	(6)	—	—	(5)	(66)	—	—	(6)	(63)	—	—
Institutional Class	(1,364)	(25,312)	(2,176)	(69,225)	(4)	(38)	—	—	(3,850)	(44,989)	(2,018)	(43,254)
Administrative Class	—	—	—	—	—	—	—	—	—	—	(3)	(106)
Net increase (decrease) resulting from Fund share transactions	(3,622)	$(74,387)	4,665	$166,430	(1,079)	$(11,549)	724	$14,560	(9,168)	$(114,249)	(7,046)	$(133,953)

84	Allianz Funds Annual Report	06.30.09

	NACM Pacific Rim Fund				NFJ International Value Fund				RCM Disciplined International Growth Equity Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,109	$11,194	3,281	$54,594	32,895	$535,562	26,349	$699,547	233	$2,261	965	$14,267
Class B	127	1,179	742	12,316	—	—	—	—	31	303	349	5,355
Class C	340	3,130	1,915	30,829	4,147	71,302	8,199	216,583	217	1,941	529	7,943
Class D	1,131	10,346	2,007	34,886	6,717	117,860	6,637	176,300	10	86	21	329
Class P	632	5,973	—	—	3,588	53,431	—	—	—	—	—	—
Institutional Class	1,556	13,690	1,104	18,766	14,677	245,057	7,715	203,964	162	1,476	442	6,826
Administrative Class	—	—	—	—	—	—	—	—	—	—	— *	2
Issued in reinvestment of dividends and distributions
Class A	55	494	749	12,222	1,678	23,951	935	24,675	23	200	12	187
Class B	23	190	301	4,717	—	—	—	—	—	—	4	56
Class C	34	291	397	6,188	493	6,954	390	10,300	12	109	6	97
Class D	63	560	742	12,097	405	5,854	204	5,368	1	14	1	16
Class P	—	—	—	—	6	91	—	—	—	—	—	—
Institutional Class	57	529	431	7,196	713	10,355	304	8,056	13	117	9	133
Administrative Class	—	—	—	—	—	—	—	—	— *	2	— *	3
Cost of shares redeemed
Class A	(4,962)	(49,061)	(3,979)	(62,815)	(33,796)	(502,546)	(6,403)	(162,305)	(776)	(7,448)	(708)	(10,644)
Class B	(1,387)	(13,496)	(1,047)	(15,902)	—	—	—	—	(530)	(5,104)	(404)	(6,022)
Class C	(3,084)	(29,440)	(2,077)	(31,043)	(6,760)	(100,272)	(1,527)	(38,625)	(662)	(6,241)	(1,123)	(16,342)
Class D	(1,975)	(19,670)	(3,068)	(49,514)	(6,150)	(96,161)	(1,661)	(41,742)	(26)	(247)	(33)	(508)
Class P	(4)	(35)	—	—	(104)	(1,537)	—	—	—	—	—	—
Institutional Class	(1,363)	(13,315)	(841)	(13,415)	(7,700)	(118,184)	(819)	(21,118)	(334)	(3,453)	(275)	(4,290)
Administrative Class	—	—	—	—	—	—	—	—	(1)	(15)	(9)	(155)
Net increase (decrease) resulting from Fund share transactions	(7,648)	$(77,441)	657	$21,122	10,809	$251,717	40,323	$1,081,003	(1,627)	$(15,999)	(214)	$(2,747)

	RCM Global Resources Fund				RCM Global Small-Cap Fund				RCM Technology Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008		Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	602	$8,211	1,277	$28,469	262	$4,498	894	$28,783	2,259	$64,619	4,703	$222,184
Class B	—	—	—	—	28	450	122	3,843	56	1,479	154	7,123
Class C	362	4,744	705	15,785	66	1,025	278	8,618	293	7,592	830	36,523
Class D	343	3,998	439	10,001	42	667	449	15,079	996	26,959	1,567	74,000
Class P	35	431	—	—	47	761	—	—	84	2,406	—	—
Institutional Class	381	4,788	92	2,057	133	1,952	228	7,206	2,838	82,333	4,993	245,938
Administrative Class	—	—	—	—	—	—	—	—	315	8,422	391	19,049
Issued in reinvestment of dividends and distributions
Class A	44	455	19	440	— *	1	222	6,769	1,035	22,894	317	15,916
Class B	—	—	—	—	—	—	122	3,569	69	1,445	38	1,807
Class C	30	293	11	246	—	—	125	3,647	380	7,911	130	6,222
Class D	15	158	6	123	—	—	163	4,991	570	12,486	188	9,305
Class P	—	—	—	—	—	—	—	—	—	—	—	—
Institutional Class	30	307	12	275	—	—	74	2,324	996	22,704	331	16,971
Administrative Class	—	—	—	—	—	—	—	—	94	2,115	28	1,451
Cost of shares redeemed
Class A	(829)	(12,184)	(431)	(9,442)	(1,376)	(22,806)	(1,461)	(42,237)	(3,400)	(98,088)	(3,126)	(142,126)
Class B	—	—	—	—	(602)	(9,863)	(637)	(17,764)	(346)	(9,959)	(885)	(39,955)
Class C	(506)	(7,204)	(134)	(2,882)	(711)	(10,893)	(706)	(19,539)	(892)	(23,469)	(1,098)	(46,801)
Class D	(230)	(3,763)	(106)	(2,388)	(640)	(11,022)	(930)	(27,371)	(1,740)	(49,184)	(1,574)	(73,131)
Class P	—	—	—	—	(1)	(13)	—	—	(4)	(103)	—	—
Institutional Class	(126)	(1,489)	(73)	(1,612)	(334)	(5,731)	(403)	(12,289)	(3,180)	(96,304)	(3,017)	(139,976)
Administrative Class	—	—	—	—	—	—	—	—	(225)	(7,060)	(237)	(11,470)
Net increase (decrease) resulting from Fund share transactions	151	$(1,255)	1,817	$41,072	(3,086)	$(50,974)	(1,460)	$(34,371)	198	$(20,802)	3,733	$203,030

06.30.09	Allianz Funds Annual Report	85

Notes to Financial Statements  (Cont.)

June 30, 2009

	RCM Wellness Fund
	Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount

Shares sold
Class A	142	$2,689	115	$2,732
Class B	48	888	35	793
Class C	52	964	74	1,735
Class D	181	3,514	111	2,649
Issued in reinvestment of dividends and distributions
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Issued in Reorganization
Class A	444	8,316	—	—
Class B	171	3,037	—	—
Class C	376	6,695	—	—
Class D	4,017	75,260	—	—
Cost of shares redeemed
Class A	(377)	(6,742)	(197)	(4,626)
Class B	(144)	(2,503)	(82)	(1,840)
Class C	(232)	(3,849)	(85)	(1,906)
Class D	(1,702)	(29,734)	(599)	(14,096)
Net increase (decrease) resulting from Fund share transactions	2,976	$58,535	(628)	$(14,559)
*	A zero balance may reflect actual amounts rounding to less than one thousand.

10.	LEGAL PROCEEDINGS

In September 2004, the Investment Adviser, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now OCC Growth Fund), PEA Opportunity Fund (now OCC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now OCC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global, the Investment Adviser, the Distributor, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of Allianz OCC Target Fund and one individual shareholder of Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, the Investment Adviser, the Sub-Advisers and the Distributor believe that these matters are not likely to have a material adverse effect on the Funds or the Investment Adviser’s, the Sub-Advisers’ or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date hereof.

11.	PAYMENT FROM AFFILIATES

During the year ended June 30, 2009, the applicable Sub-Adviser reimbursed RCM Technology Fund $17,241 ($.0006 per share) for realized losses resulting from a trading error.

During the year ended June 30, 2008, the applicable Sub-Adviser reimbursed NACM Emerging Markets Fund $51,354 ($0.009 per share) and NACM Pacific Rim Fund $30,775 (less than $0.005 per share) for realized losses resulting from trading errors.

At June 30, 2009, an affiliate owned 9.43% of RCM Global Resources Fund.

12.	FUND REORGANIZATION

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Depreciation
RCM Wellness	RCM Biotechnology	October 17, 2008	5,008	$93,308	$93,308	$55,440	$148,748	$(34,645)

86	Allianz Funds Annual Report	06.30.09

13.	SUBSEQUENT EVENTS

The Fund has adopted FASB Statement of Financial Accounting Standard No. 165, “Subsequent Events” (“FAS 165”). Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a. The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b. The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.

c. The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

Fund management has determined there were no subsequent events following the fiscal year ended June 30, 2009, through August 19, 2009, the date the financial statements were available to be issued.

06.30.09	Allianz Funds Annual Report	87

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NACM Emerging Markets Opportunities Fund, NACM Global Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ International Value Fund, RCM Disciplined International Equity Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Technology Fund and RCM Wellness Fund, (ten of the thirty funds constituting the Allianz Funds, hereinafter referred to as the “Funds”) at June 30, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2009

88	Allianz Funds Annual Report	06.30.09

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end (June 30, 2009) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2009 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2009:

NACM Emerging Markets Opportunities Fund	75%
NACM Global Fund	53%
NACM International Fund	42%
NACM Pacific Rim Fund	55%
NFJ International Value Fund	59%
RCM Disciplined Equity Fund	49%
RCM Global Resources Fund	100%
RCM Global Small-Cap Fund	100%
RCM Technology Fund	0%
RCM Wellness Fund	0%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2009 ordinary income dividends that qualify for the corporate dividend received deduction is set for below:

NACM Emerging Markets Opportunities Fund	1%
NACM Global Fund	37%
NACM International Fund	26%
NACM Pacific Rim Fund	1%
NFJ International Value Fund	0%
RCM Disciplined Equity Fund	0%
RCM Global Resources Fund	36%
RCM Global Small-Cap Fund	100%
RCM Technology Fund	0%
RCM Wellness Fund	0%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

Foreign Tax Credit.  The following Funds had elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on June 30, 2009 are as follows:

	Foreign Gross Income $	Foreign Gross Income per share	Foreign Tax $	Foreign Tax per share
NACM Emerging Markets Opportunities Fund	4,303,571	0.90074	422,642	0.08846
NACM Global Fund	424,400	0.16209	39,105	0.01493
NACM International Fund	7,076,012	0.43254	604,271	0.03694
NACM Pacific Rim Fund	5,290,027	0.25869	283,136	0.01385
NFJ International Value Fund	46,388,099	0.68271	4,111,779	0.06051
RCM Disciplined Equity Fund	1,350,623	0.27379	127,908	0.02593
RCM Global Resources Fund	—	—	—	—
RCM Global Small-Cap Fund	1,116,726	0.14207	32,870	0.00578
RCM Technology Fund	—	—	—	—
RCM Wellness Fund	—	—	—	—

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2009. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2010.

06.30.09	Allianz Funds Annual Report	89

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Trust

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC and Executive Committee Member, Allianz Global Investors. Formerly, Chief Executive Officer - Equities, Allianz Global Investors.	30	Member of Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	80	See below**

Independent Trustees

Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	30	None

Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	30	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.

F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch. Formerly, General Counsel for BMI - HealthPlans.	30	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	30	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Adjunct Assistant Professor at Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial - U.S.	30	Chairman of the Board of Directors of Tufts Health Plan; Member of Board of Directors and Chair of Audit Committee of AMAG Pharmaceuticals, Inc. and CardioKine, Inc.

Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales - Debt and Equity for Merrill Lynch.	30	None

W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	30	Member of Board of Trustees of The Steele Foundation.

90	Allianz Funds Annual Report	06.30.09

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	30	Director (and Founder) Landmark Bank of Savannah, Georgia.

James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	30	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.
**	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Executive Officers

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC and Chief Executive Officer of 46 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer, Allianz Global Investors Managed Accounts LLC.

Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex.

Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Allianz Global Investors of America L.P., Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (2004-2008); and Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

06.30.09	Allianz Funds Annual Report	91

Trustees and Officers of Allianz Funds  (Cont.)

(Unaudited)

Name, Date of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 80 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 80 funds in the Fund Complex. Formerly, Manager—Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 80 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Trust are elected annually by the Board of Trustees.

92	Allianz Funds Annual Report	06.30.09

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Advisers

Nicholas-Applegate Capital Management LLC

NFJ Investment Group LLC

RCM Capital Management LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.:

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds, the Allianz Multi-Strategy Funds and the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds, the Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

AZ015AR_26347

Allianz Funds Annual Report

JUNE 30, 2009

Allianz NFJ Renaissance Fund

Share Classes

Institutional

Administrative

This material is authorized for use only when preceded or accompanied by the current Allianz Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of this Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

President’s Letter

Dear Shareholder:

Please find enclosed the annual report for Allianz NFJ Renaissance Fund (the “Fund”) for the fiscal year ended June 30, 2009.

U.S. stock markets weathered one of the most difficult environments in market history during the 12-month period ended June 30, 2009. Investors experienced double-digit losses for a broad range of equity asset classes despite a bottoming of major indexes in March 2009 and an upturn a full four months before year end. Growth and value stocks, large-caps and small-caps, and stock averages in every sector fell as a global de-leveraging of institutions, hedge funds, investors and consumers forced the sales of financial assets and led to significantly oversold conditions. Stocks in the energy and financials sectors were especially hit hard.

The Standard & Poor’s 500 Index of U.S. stocks declined 26.21% for the 12-month reporting period. The Russell 1000 Growth Index, which serves as a benchmark measure of performance for U.S. large company growth stocks, declined 24.50%. Its counterpart, the Russell 1000 Value Index, posted a loss of 29.03%. Small-cap stocks, as represented by the Russell 2000 Index, declined 25.01%.

The Federal Reserve cut benchmark interest rates to a historic low target range of zero-to-0.25% and pursued other initiatives designed to inject liquidity into the financial system. Under its policy of “quantitative easing,” the U.S. monetary authority purchased large amounts of securities (such as mortgage-backed securities and U.S. Treasuries) from commercial banks to encourage lending to consumers and businesses.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call us at 1-800-426-0107 (Class A, B, C, D and R shares) or 1-800-498-5413 (Institutional and Administrative shares). In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com.

As always, we appreciate the confidence you have placed in us and look forward to serving your investment needs in the future.

Sincerely,

E. Blake Moore, Jr.

President & CEO

August 14, 2009

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

06.30.09	NFJ Renaissance Fund Annual Report	1

Important Information About the Fund

On June 8, 2009, the Allianz NFJ Renaissance Fund (the “Fund”) changed its name from the Allianz OCC Renaissance Fund (the “Predecessor Fund”) to its current name. The inception date on the Fund Summary page is the inception date of the Predecessor Fund’s oldest share class or classes. The oldest share class for NFJ Renaissance Fund is Class C, which was first offered in 4/88. The Fund’s Class A/B/C/D/R/Institutional and Administrative performance prior to the name change is the historical performance of the Predecessor Fund’s Class C performance, adjusted to reflect the fees and expenses of each current class. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Prior to June 8, 2009, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) that declines from 5% in the first year to 0% at the beginning of the seventh year. Class C shares are subject to a 1% CDSC, which may apply in the first year.

Investment products may be subject to various risks as described in the prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Please refer to the Fund’s prospectus for complete details.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Change in Value chart assumes the initial investment was made on the first day of the Fund’s initial fiscal year. The chart reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividend and capital gain distributions were reinvested. They do not take into account the effect of taxes.

Proxy Voting

The Fund’s Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds (the “Trust”) as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy, the factors that the Sub-Adviser may consider in determining how to vote proxies for the Fund and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-888-877-4626, on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of the Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http:// www.sec.gov. A copy of the Fund’s Form N-Q, when available, will be provided without charge, upon request, by calling the Fund at 1-888- 877-4626. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	NFJ Renaissance Fund Annual Report	06.30.09

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example, which appears on the Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption* and exchange fees; and (2) ongoing costs, including advisory fees, administrative fees, distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000 at the beginning of the period and held for the entire period indicated, which is from 1/1/09 to 6/30/09.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Accounts with a balance of $2,500 or less may be charged an additional fee at an annual rate of $16.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Total Return, Cumulative Returns charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105.

www.allianzinvestors.com, 1-888-877-4626.

*	As of May 1, 2009, the redemption fee was eliminated.

06.30.09	NFJ Renaissance Fund Annual Report	3

Allianz NFJ Renaissance Fund (formerly Allianz OCC Renaissance Fund)

Portfolio Insights

•

Allianz NFJ Renaissance Fund seeks to provide long-term growth of capital and income by normally investing primarily in common stocks of companies that the portfolio managers believe are trading at attractive valuations. Although the Fund typically invests in companies with small to medium market capitalizations (between $1 billion and $15 billion), it may invest in companies in any capitalization range. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends).

•

Both the Fund and its benchmark, the Russell MidCap Value Index, posted lower returns during the period. Relative to the benchmark, selections among consumer discretionary, energy and health care companies positively contributed to returns. Stock selections in the industrials, materials and technology sectors detracted from performance.

•	The bear market for U.S. equities gained momentum during the reporting period as imbalances in housing and mortgage-securities markets triggered destabilization of financial institutions globally. The cycle reached a bottom in March 2009 and stocks recovered some ground. Among mid-cap value stocks financials, consumer discretionary, energy and utilities companies contributed to losses during the reporting period.

•

Economic slowing forced consumers to alter their behaviors to fit shrinking resources and to improve their employment outlook. The Fund’s positions in discount retailer Family Dollar Stores and for-profit education company Apollo Group outperformed under these conditions. Family Dollar saw earnings improve on higher sales volumes. Enrollment at Apollo’s University of Phoenix grew as idled workers turned to higher education to improve skills and marketability.

•

In the industrials and materials sectors, economic slowing reduced demand for fertilizers and industrial chemicals as well as for the equipment and facilities used to transport, process and apply them. In this environment, the Fund’s positions in steel pipe maker Vallourec, engineering and construction company McDermott International, fertilizer producer Mosaic and specialty chemicals company Cytec underperformed sector averages.

Sector Breakdown as of 06/30/09*

Oil, Gas & Consumable Fuels	9.0%
Insurance	8.0%
Multi-Utilities	5.5%
Food Products	5.4%
Health Care Providers & Services	4.4%
Electric Utilities	4.3%
Real Estate Investment Trust (REIT)	3.9%
Chemicals	3.8%
Other	52.1%
Cash & Equivalents — Net	3.6%

*	% of net assets as of June 30, 2009

4	NFJ Renaissance Fund Annual Report	06.30.09

Average Annual Total Return for the period ended June 30, 2009

	1 Year	5 Year	10 Year	Fund Inception† (04/18/88)
Allianz NFJ Renaissance Fund Class A	–28.22%	–4.71%	4.83%	9.99%
Allianz NFJ Renaissance Fund Class A (adjusted)	–32.17%	–5.78%	4.24%	9.69%
Allianz NFJ Renaissance Fund Class B	–28.72%	–5.41%	4.28%	9.71%
Allianz NFJ Renaissance Fund Class B (adjusted)	–32.27%	–5.62%	4.28%	9.71%
Allianz NFJ Renaissance Fund Class C	–28.74%	–5.42%	4.05%	9.16%
Allianz NFJ Renaissance Fund Class C (adjusted)	–29.44%	–5.42%	4.05%	9.16%
Allianz NFJ Renaissance Fund Class D	–28.22%	–4.71%	4.84%	9.99%
Allianz NFJ Renaissance Fund Class R	–28.41%	–4.96%	4.51%	9.62%
Allianz NFJ Renaissance Fund Institutional Class	–27.90%	–4.32%	5.20%	10.39%
Allianz NFJ Renaissance Fund Administrative Class	–28.12%	–4.57%	5.01%	10.15%
Russell Midcap Value Index*	–30.52%	–0.43%	4.00%	10.17%
Lipper Multi-Cap Core Fund Average	–26.34%	–1.73%	0.17%	8.30%

† The Fund began operations on 04/18/88. Lipper comparisons began on 04/30/88.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Please see pages 2 and 3 for more information. The Fund’s gross expense ratios are 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.51% for Class R shares, 0.85% for Institutional Class shares and 1.11% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated 11/01/08, as revised 01/01/09 and as supplemented to date.

* The Russell Midcap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. It is not possible to invest directly in an index.

Cumulative Returns Through June 30, 2009

The benchmark cumulative return began on the last day of the month of the fund’s inception date.

06.30.09	NFJ Renaissance Fund Annual Report	5

Allianz NFJ Renaissance Fund (Cont.)

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,067.50	$1,063.90	$1,063.80	$1,067.00	$1,066.10	$1,069.90	$1,068.80
Expenses Paid During Period	$6.20	$10.03	$10.03	$6.20	$7.48	$4.16	$5.44

Shareholder Expense Example	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
Beginning Account Value (01/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (06/30/09)	$1,018.79	$1,015.08	$1,015.08	$1,018.79	$1,017.55	$1,020.78	$1,019.54
Expenses Paid During Period	$6.06	$9.79	$9.79	$6.06	$7.30	$4.06	$5.31

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.21% for Class D, 1.46% for Class R, 0.81% for Institutional Class and 1.06% for Administrative Class), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6	NFJ Renaissance Fund Annual Report	06.30.09

Schedule of Investments NFJ Renaissance Fund	June 30, 2009

	SHARES	VALUE (000S)

COMMON STOCK—96.4%

AEROSPACE & DEFENSE—1.9%
Goodrich Corp.	140,900	$7,041
Rockwell Collins, Inc.	164,700	6,873

		13,914

AIRLINES—1.1%
Lan Airlines S.A. SP—ADR	646,300	7,775

AUTOMOBILES—1.0%
Harley-Davidson, Inc.	453,900	7,358

BEVERAGES—2.0%
Coca-Cola Enterprises, Inc.	432,700	7,204
Molson Coors Brewing Co., Class B	167,300	7,082

		14,286

CAPITAL MARKETS—1.0%
Federated Investors, Inc.	299,600	7,218

CHEMICALS—3.8%
Agrium, Inc.	157,800	6,295
FMC Corp.	140,900	6,664
Lubrizol Corp.	166,600	7,882
Terra Industries, Inc.	274,500	6,648

		27,489

COMMERCIAL SERVICES & SUPPLIES—3.1%
Cintas Corp.	329,700	7,530
Pitney Bowes, Inc.	340,200	7,461
Waste Management, Inc.	266,900	7,516

		22,507

COMMUNICATIONS EQUIPMENT—1.0%
Harris Corp.	256,800	7,283

CONSTRUCTION & ENGINEERING—2.0%
Fluor Corp.	137,000	7,027
KBR, Inc.	391,200	7,213

		14,240

CONTAINERS & PACKAGING—2.1%
Ball Corp.	171,700	7,754
Silgan Holdings, Inc.	159,000	7,796

		15,550

Annual Report	June 30, 2009	7

Schedule of Investments NFJ Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

DISTRIBUTORS—1.0%
Genuine Parts, Co.	220,400	$7,397

DIVERSIFIED TELECOMMUNICATION SERVICES—1.9%
CenturyTel, Inc.	229,000	7,030
Embarq Corp.	169,100	7,113

		14,143

ELECTRIC UTILITIES—4.3%
American Electric Power Co., Inc.	280,000	8,089
DPL, Inc.	345,000	7,994
Edison International	245,600	7,726
Pepco Holdings, Inc.	579,000	7,782

		31,591

ENERGY EQUIPMENT & SERVICES—2.7%
Diamond Offshore Drilling, Inc.	81,900	6,802
Noble Corp.	207,000	6,262
Tidewater, Inc.	149,500	6,409

		19,473

FOOD & DRUG RETAILING—1.8%
Safeway, Inc.	356,500	7,262
SUPERVALU, Inc.	450,700	5,836

		13,098

FOOD PRODUCTS—5.4%
Campbell Soup Co.	259,700	7,640
ConAgra Foods, Inc.	388,600	7,407
JM Smucker Co.	173,500	8,442
McCormick & Co., Inc.	243,300	7,915
Sara Lee Corp.	831,900	8,119

		39,523

GAS UTILITIES—2.0%
Energen Corp.	186,400	7,437
Oneok, Inc.	253,200	7,467

		14,904

HEALTH CARE EQUIPMENT & SUPPLIES—1.0%
Smith & Nephew PLC ADR	194,800	7,258

HEALTH CARE PROVIDERS & SERVICES—4.4%
AmerisourceBergen Corp.	417,400	7,405
CIGNA Corp.	366,600	8,831
Fresenius Medical Care AG & Co KGaA ADR	174,900	7,871
McKesson Corp.	177,300	7,801

		31,908

8	Allianz NFJ Renaissance Fund

June 30, 2009

	SHARES	VALUE (000S)

HEALTH CARE TECHNOLOGY—1.1%
IMS Health, Inc.	628,400	$7,981

HOUSEHOLD PRODUCTS—1.1%
Clorox Co.	140,300	7,833

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.0%
Constellation Energy Group, Inc.	277,700	7,381

INDUSTRIAL CONGLOMERATES—1.0%
Tyco International Ltd.	273,800	7,114

INSURANCE—8.0%
AON Corp.	204,100	7,729
Axis Capital Holding Ltd.	283,400	7,419
HCC Insurance Holdings, Inc.	299,200	7,184
Loews Corp.	267,100	7,318
Reinsurance Group of America, Inc.	204,600	7,143
Torchmark Corp.	190,300	7,049
Unum Group	446,900	7,088
Willis Group Holdings Ltd.	269,300	6,929

		57,859

IT SERVICES—1.9%
Broadridge Financial Solutions, Inc.	431,200	7,150
Total System Services, Inc.	522,500	6,996

		14,146

LEISURE EQUIPMENT & PRODUCTS—1.0%
Hasbro, Inc.	288,700	6,998

MACHINERY—0.9%
Flowserve Corp.	91,300	6,374

MEDIA—2.9%
McGraw-Hill Cos., Inc.	236,600	7,124
Omnicom Group, Inc.	233,500	7,374
Pearson PLC ADR	674,500	6,819

		21,317

METALS & MINING—3.0%
Compass Minerals International, Inc.	131,200	7,204
Kinross Gold Corp.	408,500	7,414
Yamana Gold, Inc.	788,500	6,971

		21,589

Annual Report	June 30, 2009	9

Schedule of Investments NFJ Renaissance Fund (Cont.)

	SHARES	VALUE (000S)

MULTI-UTILITIES—5.5%
Alliant Energy Corp.	315,100	$8,233
Ameren Corp.	317,400	7,900
Centerpoint Energy, Inc.	737,100	8,167
CMS Energy Corp.	640,800	7,741
Sempra Energy	157,500	7,817

		39,858

OIL, GAS & CONSUMABLE FUELS—9.0%
El Paso Corp.	734,200	6,777
Enbridge Energy Partners L.P.	188,900	7,288
Energy Transfer Partners L.P.	174,500	7,066
Enterprise Products Partners L.P.	293,000	7,307
Linn Energy LLC, UNIT	373,300	7,305
ONEOK Partners L.P.	164,300	7,523
Plains All American Pipeline L.P.	172,500	7,340
Sunoco, Inc.	314,600	7,299
Valero Energy Corp.	424,500	7,170

		65,075

PHARMACEUTICALS—1.1%
Shire PLC-ADR	184,000	7,632

REAL ESTATE INVESTMENT TRUST (REIT)—3.9%
Chimera Investment Corp.	2,153,900	7,517
Equity Residential	311,100	6,915
HCP, Inc.	323,400	6,853
Liberty Property Trust	316,700	7,297

		28,582

ROAD & RAIL—2.0%
Canadian Pacific Railway Ltd.	177,500	7,064
CSX Corp.	214,900	7,442

		14,506

SOFTWARE—1.0%
CA, Inc.	425,400	7,415

SPECIALIZED CONSUMER SERVICES—2.2%
H&R Block, Inc.	476,100	8,203
Weight Watchers International, Inc.	288,700	7,440

		15,643

SPECIALTY RETAIL—1.1%
TJX Cos., Inc.	246,000	7,739

10	Allianz NFJ Renaissance Fund

June 30, 2009

	SHARES	VALUE (000S)

TEXTILES, APPAREL & LUXURY GOODS—1.0%
V.F. Corp.	126,600	$7,007

THRIFTS & MORTGAGE FINANCE—1.0%
New York Community Bancorp, Inc.	698,600	7,468

TOBACCO—2.1%
Lorillard, Inc.	113,900	7,719
Reynolds American, Inc.	201,200	7,770

		15,489

WATER UTILITIES—1.1%
American Water Works Co., Inc.	409,800	7,831

Total Common Stock (cost—$723,912)		699,752

	PRINCIPAL AMOUNT (000S)
REPURCHASE AGREEMENT—4.8%
State Street Bank & Trust Co., dated 6/30/09, 0.01%, due 7/1/09, proceeds $34,849; collateralized by Fannie Mae, 4.125%, due 2/11/15, valued at $5,819 including accrued interest and Federal Home Loan Bank, 5.50%, due 10/19/17, valued at $29,732 including accrued interest (cost—$34,849)	$34,849	34,849

Total Investments (cost—$758,761)—101.2%		734,601

Liabilities in excess of other assets—(1.2)%		(8,470)

Net Assets—100.0%		$726,131

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

See Accompanying Notes to Financial Statements	Annual Report	June 30, 2009	11

Statement of Assets and Liabilities	June 30, 2009

Amounts in thousands, except per share amounts
Assets:
Investments, at value (cost - $758,761)	$734,601
Cash	1,534
Dividends and interest receivable (net of foreign taxes)	1,113
Receivable for Fund shares sold	161
Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 5)	102
Total Assets	737,511
Liabilities:
Payable for investments purchased	8,638
Payable for Fund shares redeemed	1,692
Investment advisory fees payable	338
Administration fees payable	241
Distribution fees payable	223
Servicing fees payable	146
Trustee Deferred Compensation Plan payable (see Note 5)	102
Total Liabilities	11,380
Net Assets	$726,131
Net Assets Consist of:
Paid-in-capital	$1,241,832
Undistributed net investment income	4,915
Accumulated net realized loss on investments	(494,809)
Net unrealized depreciation of investments and foreign currency transactions	(25,807)
Total Net Assets	$726,131
Net Assets:
Class A	$324,938
Class B	137,480
Class C	207,823
Class D	9,093
Class R	14,099
Institutional Class	22,898
Administrative Class	9,800
Shares Issued and Outstanding:
Class A	28,963
Class B	13,992
Class C	21,495
Class D	805
Class R	1,409
Institutional Class	1,944
Administrative Class	852
Net Asset Value Per Share (Net Asset Per Share Outstanding)
Class A	$11.22
Class B	9.83
Class C	9.67
Class D	11.30
Class R	10.00
Institutional Class	11.78
Administrative Class	11.50

12	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

Statement of Operations

Year Ended June 30, 2009
Amounts in thousands
Investment Income:
Dividends (net of foreign withholding taxes of $27,000)	$22,089
Security lending income (net)	591
Interest	276
Miscellaneous income	102
Total Income	23,058

Expenses:
Investment advisory fees	4,756
Administration fees	3,382
Distribution fees - Class B	1,377
Distribution fees - Class C	1,856
Distribution fees - Class R	41
Servicing fees - Class A	914
Servicing fees - Class B	459
Servicing fees - Class C	619
Servicing fees - Class D	29
Servicing fees - Class R	41
Distribution and/or servicing fees - Administrative Class	43
Trustees’ fees	145
Interest expense	4
Tax expense	1
Miscellaneous expense	20
Total Expenses	13,687
Reimbursement by manager	(44)
Net Expenses	13,643

Net Investment Income	9,415

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(419,248)
Capital Contribution from Affiliate (see Note 10)	14,693
Options written	(1,000)
Foreign currency transactions	84
Net change in unrealized appreciation/depreciation of:
Investments	19,649
Options written	506
Contingent receivable from Letter of Credit	(8,027)
Foreign currency transactions	(6)
Net Realized and Change in Unrealized Gain (Loss)	(393,349)

Net Decrease in Net Assets Resulting from Investment Operations	$(383,934)

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	13

Statements of Changes in Net Assets

Amounts in thousands	Year Ended
	June 30, 2009	June 30, 2008
Increase (Decrease) in Net Assets from:
Investment Operations:
Net investment income	$9,415	$6,554
Net realized loss on investments, capital contribution from affiliate, options written and foreign currency transactions	(405,471)	(63,099)
Net change in unrealized appreciation/depreciation of investments, contingent receivable from Letter of Credit, options written, and foreign currency transactions	12,122	(182,565)
Net decrease resulting from investment operations	(383,934)	(239,110)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(5,859)	(1,277)
Class B	(642)	—
Class C	(1,886)	—
Class D	(157)	(65)
Class R	(250)	(49)
Institutional Class	(443)	(71)
Administrative Class	(183)	(225)
Net realized capital gains
Class A	(41)	(123,507)
Class B	(23)	(105,377)
Class C	(32)	(115,520)
Class D	(1)	(5,750)
Class R	(2)	(6,287)
Institutional Class	(3)	(8,443)
Administrative Class	(2)	(10,317)
Total Dividends and Distributions to Shareholders	(9,524)	(376,888)
Fund Share Transactions:
Net proceeds from the sale of Fund shares	94,791	212,103
Issued in reinvestment of dividends and distributions	8,119	313,158
Cost of shares redeemed	(351,777)	(706,931)
Net decrease from Fund share transactions	(248,867)	(181,670)
Fund Redemption Fees	1	4
Total Decrease in Net Assets	(642,324)	(797,664)
Net Assets:
Beginning of year	1,368,455	2,166,119
End of year*	$726,131	$1,368,455
* Including undistributed net investment income of:	$4,915	$4,750

14	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

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See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	15

Financial Highlights

Class A Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$15.92		$22.53
Investment Operations:
Net Investment Income(a)	0.17		0.15
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.68)		(2.56)
Total from Investment Operations	(4.51)		(2.41)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.19)		(0.04)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.19)		(4.20)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$11.22	(h)	$15.92
Total Return(i)	(28.22	)%(h)	(12.94)%
Net Assets End of Year (000s)	$324,938		$536,274
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.21%		1.19	%(g)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.22%		1.19	%(g)
Ratio of Net Investment Income to Average Net Assets	1.46%		0.78%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 1.25%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of year net asset value and total return would have been $24.28 and (1.72)%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made payments, end of year net asset value and total return would have been $21.55 and 6.14%, respectively.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(h)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.02 and (29.50)%, respectively.
(i)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

16	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$21.58		$24.30		$24.71

0.07		0.06		—
4.04		1.45		(0.41)
4.11		1.51		(0.41)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)
$22.53		$21.58	(f)	$24.30	(e)
20.30%		6.28	%(f)	(1.66	)%(e)
$757,708		$946,613		$1,976,127

1.23	%(g)	1.25%		1.23	%(c)(d)

1.23	%(g)	1.25%		1.23	%(c)(d)
0.32%		0.28%		0.01%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	17

Financial Highlights  (Cont.)

Class B Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$13.85		$20.25
Investment Operations:
Net Investment Income (Loss)(a)	0.07		—	(b)
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.05)		(2.24)
Total from Investment Operations	(3.98)		(2.24)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.04)		—	(b)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.04)		(4.16)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$9.83	(h)	$13.85
Total Return(i)	(28.72	)%(h)	(13.60)%
Net Assets End of Year (000s)	$137,480		$328,870
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.96%		1.94	%(g)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.97%		1.94	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%		0.01%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.78 and (2.42)%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.80 and 5.38%, respectively.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(h)	Capital Contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.31%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.65 and (30.03)%, respectively.
(i)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

18	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$19.83		$22.80		$23.35

(0.08)		(0.10)		(0.17)
3.66		1.36		(0.38)
3.58		1.26		(0.55)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)
$20.25		$19.83	(f)	$22.80	(e)
19.34%		5.53	%(f)	(2.35	)%(e)
$581,822		$718,005		$1,082,660

1.98	%(g)	2.00%		1.98	%(c)(d)

1.98	%(g)	2.00%		1.98	%(c)(d)

(0.43)%		(0.46)%		(0.74)%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	19

Financial Highlights  (Cont.)

Class C Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$13.69		$20.06
Investment Operations:
Net Investment Income (Loss)(a)	0.07		—	(b)
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.01)		(2.21)
Total from Investment Operations	(3.94)		(2.21)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.08)		—	(b)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.08)		(4.16)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$9.67	(h)	$13.69
Total Return(i)	(28.74	)%(h)	(13.62)%
Net Assets End of Year (000s)	$207,823		$389,634
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.96%		1.94	%(g)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.97%		1.94	%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.71%		0.02%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.00%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.64 and (2.44)%, respectively.
(f)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.64 and 5.32%, respectively.
(g)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(h)	Capital Contribution from Affiliate increased the end of year net asset value by $0.17 and total return by 1.25%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.50 and (29.99)%, respectively.
(i)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

20	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$19.67		$22.66		$23.21

(0.08)		(0.10)		(0.17)
3.63		1.34		(0.38)
3.55		1.24		(0.55)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—	(b)
$20.06		$19.67	(f)	$22.66	(e)
19.40%		5.47	%(f)	(2.37	)%(e)
$621,339		$752,734		$1,331,633

1.98	%(g)	2.00%		1.98	%(c)(d)

1.98	%(g)	2.00%		1.98	%(c)(d)

(0.43)%		(0.46)%		(0.74)%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	21

Financial Highlights  (Cont.)

Class D Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$15.99		$22.61
Investment Operations:
Net Investment Income (Loss)(a)	0.17		0.15
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.70)		(2.57)
Total from Investment Operations	(4.53)		(2.42)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.16)		(0.04)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.16)		(4.20)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$11.30	(g)	$15.99
Total Return(h)	(28.22	)%(g)	(12.97)%
Net Assets End of Year (000s)	$9,093		$19,396
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.21%		1.19	%(f)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.22%		1.19	%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.46%		0.77%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the Administrative Fee was reduced by 0.10%.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $24.35 and (1.72)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.62 and 6.12%, respectively.
(f)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(g)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.27%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.10 and (29.49)%, respectively.
(h)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

22	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$21.65		$24.37		$24.78

0.07		0.06		(0.01)
4.05		1.45		(0.40)
4.12		1.51		(0.41)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—
$22.61		$21.65	(e)	$24.37	(d)
20.32%		6.26	%(e)	(1.65	)%(d)
$33,563		$46,918		$117,972

1.23	%(f)	1.25%		1.26	%(c)

1.23	%(f)	1.25%		1.26	%(c)

0.33%		0.27%		(0.05)%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	23

Financial Highlights  (Cont.)

Class R Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$14.21		$20.60
Investment Operations:
Net Investment Income (Loss)(a)	0.13		0.09
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.18)		(2.29)
Total from Investment Operations	(4.05)		(2.20)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.16)		(0.03)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.16)		(4.19)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$10.00	(g)	$14.21
Total Return(h)	(28.41	)%(g)	(13.19)%
Net Assets End of Year (000s)	$14,099		$25,561
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.46%		1.44	%(f)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.47%		1.44	%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.21%		0.54%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Repayments by the Adviser increased the end of year net asset value per share by $0.01 and total return by 0.05%. If the Adviser had not made repayments, end of year net asset value and total return would have been $22.87 and (2.02)%, respectively.
(e)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.15%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $19.99 and 5.88%, respectively.
(f)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(g)	Capital Contribution from Affiliate increased the end of year net asset value by $0.18 and total return by 1.28%. If the Affiliate had not made payments, end of year net asset value and total return would have been $9.82 and (29.69)%, respectively.
(h)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

24	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$20.02		$22.88		$23.34

0.01		0.01		(0.07)
3.73		1.36		(0.39)
3.74		1.37		(0.46)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—
$20.60		$20.02	(e)	$22.88	(d)
20.06%		6.03	%(e)	(1.97	)%(d)
$33,816		$37,856		$45,502

1.48	%(f)	1.50%		1.56	%(c)

1.48	%(f)	1.50%		1.56	%(c)

0.07%		0.05%		(0.28)%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	25

Financial Highlights  (Cont.)

Institutional Class Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$16.72		$23.35
Investment Operations:
Net Investment Income (Loss)(a)	0.22		0.24
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.91)		(2.68)
Total from Investment Operations	(4.69)		(2.44)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.25)		(0.03)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.25)		(4.19)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$11.78	(f)	$16.72
Total Return(g)	(27.90	)%(f)	(12.60)%
Net Assets End of Year (000s)	$22,898		$27,970
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	0.81%		0.79	%(e)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	0.82%		0.79	%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.86%		1.16%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.07%. If the Adviser had not made repayments, end of year net asset value and total return would have been $24.76 and (1.34)%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $22.16 and 6.59%, respectively.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(f)	Capital Contribution from Affiliate increased the end of year net asset value by $0.20 and total return by 1.23%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.58 and (29.13)%, respectively.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

26	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$22.19		$24.78		$25.10

0.16		0.16		0.09
4.16		1.48		(0.41)
4.32		1.64		(0.32)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—
$23.35		$22.19	(d)	$24.78	(c)
20.77%		6.73	%(d)	(1.27	)%(c)
$57,350		$51,569		$149,294

0.83	%(e)	0.86%		0.86%

0.83	%(e)	0.86%		0.86%

0.73%		0.66%		0.38%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	27

Financial Highlights  (Cont.)

Administrative Class Shares

Per Share Data for the Year Ended:	6/30/2009		6/30/2008

Net Asset Value Beginning of Year	$16.23		$22.89
Investment Operations:
Net Investment Income(a)	0.20		0.18
Net Realized and Change in Unrealized Gain (Loss) on Investments, Capital Contribution from Affiliate, Options Written and Foreign Currency Transactions(a)	(4.78)		(2.61)
Total from Investment Operations	(4.58)		(2.43)
Dividends and Distributions to Shareholders from:
Net Investment Income	(0.15)		(0.07)
Net Realized Capital Gains	—	(b)	(4.16)
Total Dividends and Distributions	(0.15)		(4.23)
Fund Redemption Fees(a)	—	(b)	—	(b)
Net Asset Value End of Year	$11.50	(f)	$16.23
Total Return(g)	(28.12	)%(f)	(12.83)%
Net Assets End of Year (000s)	$9,800		$40,749
Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	1.06%		1.04	%(e)
Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	1.07%		1.04	%(e)
Ratio of Net Investment Income to Average Net Assets	1.57%		0.89%
Portfolio Turnover Rate	201%		82%

(a)	Calculated on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Repayments by the Adviser increased the end of year net asset value per share by $0.02 and total return by 0.06%. If the Adviser had not made repayments, end of year net asset value and total return would have been $24.51 and (1.55)%, respectively.
(d)	Payments from Affiliates increased the end of year net asset value per share by $0.03 and total return by 0.14%. If the Affiliates had not made repayments, end of year net asset value and total return would have been $21.83 and 6.31%, respectively.
(e)	Effective January 1, 2007, the advisory fee was reduced by 0.05%, in addition effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.
(f)	Capital Contribution from Affiliate increased the end of year net asset value by $0.22 and total return by 1.37%. If the Affiliate had not made payments, end of year net asset value and total return would have been $11.28 and (29.49)%, respectively.
(g)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purpose of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.

28	NFJ Renaissance Fund Annual Report	06.30.09	See Accompanying Notes to Financial Statements

6/30/2007		6/30/2006		6/30/2005

$21.86		$24.53		$24.90

0.11		0.09		0.04
4.08		1.47		(0.41)
4.19		1.56		(0.37)

—		—		—
(3.16)		(4.23)		—
(3.16)		(4.23)		—
—	(b)	—	(b)	—
$22.89		$21.86	(d)	$24.53	(c)
20.46%		6.45	%(d)	(1.49	)%(c)
$80,521		$127,136		$189,795

1.08	%(e)	1.11%		1.11%

1.08	%(e)	1.11%		1.11%
0.48%		0.40%		0.15%
112%		85%		101%

See Accompanying Notes to Financial Statements	06.30.09	NFJ Renaissance Fund Annual Report	29

Notes to Financial Statements

June 30, 2009

1.	ORGANIZATION

Allianz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end investment management company organized as a Massachusetts business trust. The Trust currently consists of thirty separate investment funds (the “Fund or “Funds”). The Trust may offer up to eight classes of shares: Institutional, Administrative, A, B, C, D, P and R. These financial statements pertain to one of the Funds offered by the Trust.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange.

Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net

30	NFJ Renaissance Fund Annual Report	06.30.09

Asset Value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by a third-party vendor. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

Fair Value Measurement.  The Fund has adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”).

FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

06.30.09	NFJ Renaissance Fund Annual Report	31

Notes to Financial Statements  (Cont.)

June 30, 2009

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended June 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009, in valuing the Fund’s assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for investments in the table below are presented by industry or investment type in the Fund’s Schedule of Investments:

	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value at 6/30/2009
Investments in Securities—Assets
Common Stock	$699,752	$—	—	$699,752
Short-Term Investments	—	34,849	—	34,849
Total Investments in Securities	$699,752	$34,849	—	$734,601

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of June 30, 2009, were as follows:

	Beginning Balance 6/30/2008	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Gain (Loss)	Transfers in and/or out of Level 3	Ending Balance 6/30/2009
Investments in Securities—Assets
Short-Term Investments	$32,185	$(32,185)	—	—	—	—	—

Investment Transactions and Investment Income.  Investment transactions are accounted for on trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends received by the Real Estate Investment Trust (REIT) securities may include a return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains.

Dividends and Distributions to Shareholders.  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Fund, if any, will be distributed annually.

32	NFJ Renaissance Fund Annual Report	06.30.09

The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

Multi-class Operations.  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative, distribution and servicing fees.

Federal Income Taxes.  The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes is required.

The Fund has adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at June 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Foreign Currency.  The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gain (loss). Realized gains (losses) and unrealized appreciation/depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Foreign Taxes on Dividends.  Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $27,000.

Repurchase Agreements.  The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the

06.30.09	NFJ Renaissance Fund Annual Report	33

Notes to Financial Statements  (Cont.)

June 30, 2009

custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

Securities Lending.  Until April 19, 2009, the Fund made secured loans of its portfolio securities to brokers, dealers and other financial institutions, pursuant to the Trust’s Security Lending Agency Agreement with Dresdner Bank AG, the Trust’s securities lending agent. Securities lending income is disclosed as such in the Statement of Operations. Dresdner was an affiliate of the Adviser and a wholly-owned subsidiary of Allianz SE. The total amount paid by the Trust to Dresdner for its services as securities lending agent for the year ended June 30, 2009 was $112,494. As of April 19, 2009, the Security Lending Agency Agreement was terminated.

Illiquid Securities.  Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security was valued. The Fund has limitations on the amount of illiquid securities that can be held. The Fund has and may continue to hold these investments in the expectation that the Fund’s return over time will exceed the proceeds of an immediate sale. The relative percentage of the Fund’s illiquid assets may increase as the Fund’s assets decline.

3.	PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including

34	NFJ Renaissance Fund Annual Report	06.30.09

changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The market values of equity, such as common stocks and preferred stocks or equity related investments such as futures, options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract or repurchase agreement, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments.

NFJ Investment Group LLC (“NFJ”), as the investment sub-adviser, minimizes credit risks to the Fund by performing reviews of each counterparty. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133”, (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Fund reflects derivatives at fair value and recognize changes in fair value through the statement of operations, and such do not qualify for FAS 161 hedge accounting treatment.

Options Transactions.  The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally the Fund bears the risk of loss of premium and change in the market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the

06.30.09	NFJ Renaissance Fund Annual Report	35

Notes to Financial Statements  (Cont.)

June 30, 2009

same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

Fair Value of Derivative Instruments as of June 30, 2009

The Fund had no open derivatives at year end that would be impacted by risk exposures.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009:

Location	Equity Contracts	Total
Realized gain (loss) on:
Futures contracts	$—	$—
Options written	(104)	(104)
Swaps	—	—
Foreign currency transactions	—	—
Total realized gain (loss)	$(104)	$(104)

The volumes indicated in the options written table (see Note 7) are indicative of the amounts throughout the year.

5.	FEES, EXPENSES, AND RELATED PARTY TRANSACTIONS

Investment Advisory Fee.  Allianz Global Investors Fund Management LLC (“AGIFM”), an indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”), serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on the average daily net assets of the Fund. The Advisory Fee is charged at the annual rate as noted in the table below.

The Fund’s sub-adviser, NFJ Investment Group LLC (“NFJ”), under supervision of AGIFM, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid all or in part to the sub-advisers in accordance with the portfolio management agreements. Prior to June 8, 2009, Oppenheimer Capital LLC served as the Fund’s sub-advisor. The change in sub-advisor to NFJ did not result in any change in the Fund’s investment objective, policies, fees or expenses, value focus or target market capitalization range for investments, as disclosed in each of the Fund’s Prospectuses. However,

36	NFJ Renaissance Fund Annual Report	06.30.09

the change in sub-advisor to NFJ resulted in certain changes to the Fund’s investment strategies, processes and techniques, as well as principal risks, as described in supplements to each of the Fund’s Prospectuses.

Administration Fee.  The Adviser provides administrative services to the Fund and also bears the cost of most third-party administrative services required by the Fund, and in return it receives from the Fund a monthly administration fee based on each share class’ average daily net assets.

The Investment Advisory Fee and Administration Fee for all classes is charged at an annual rate as noted in the following table:

Investment Advisory Fee			Administration Fee
All Classes		Inst’l Class(1)	Admin. Class(1)	Class A, B and C(2)	Class D(2)	Class R(2)
0.60%	(3)	0.25%	0.25%	0.40%	0.40%	0.40%
(1)	The total administrative fee rate for Institutional Class and Administrative Class shares of the NFJ Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Class A, B, C, D and R shares): by 0.025% per annum on assets in excess of $1 billion, and by an additional 0.025% per annum on assets in excess of $2.5 billion.
(2)	The total administrative fee rate for Class A, B, C, D and R shares of the NFJ Renaissance Fund shall be reduced according to the following schedule, each based on the Fund’s aggregate average daily net assets (including assets attributable to Institutional and Administrative Class shares): by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.050% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $10 billion.
(3)	The Fund’s Advisory Fee does not reflect a voluntary fee waiver of .05% that was in effect through June 30, 2009. While the fee waiver was in effect, the actual Advisory Fee was 0.55%.

Redemption Fees.   Investors in the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceed after any applicable contingent deferred sales charges). Redemption Fees were charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges. Effective May 1, 2009, Redemption Fees were eliminated.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (“AGID”), an indirect wholly-owned subsidiary of Allianz Global, serves as the distributor of the Fund’s shares. The Fund is permitted to reimburse AGID on a quarterly basis, out of the Administrative Class assets of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to AGID was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of June 30, 2009.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Fund, certain distribution fees from the Fund, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of shareholder accounts, certain servicing fees from the Fund.

06.30.09	NFJ Renaissance Fund Annual Report	37

Notes to Financial Statements  (Cont.)

June 30, 2009

Pursuant to the Distribution and Servicing Plan adopted by Class D of the Fund, the Fund compensates AGID or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of Class D. The Fund paid AGID distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee (%)	Servicing Fee (%)
Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25
Class R
All Funds	0.25	0.25

AGID also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the year ended June 30, 2009, AGID received $305,018 representing commissions (sales charges) and contingent deferred sales charges.

Expenses.  The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of AGIFM or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of AGIFM or the Fund, and any counsel or other experts retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Fund’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the estimated annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Fund has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Fund, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value of such fees as if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Fund, upon making the deferred payments, will

38	NFJ Renaissance Fund Annual Report	06.30.09

be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

6.	PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of the non-U.S. Government/Agency securities (excluding short-term investments) for the year ended June 30, 2009, were $1,698,778 and $1,933,315, respectively.

7.	TRANSACTIONS IN WRITTEN OPTIONS

Transactions in written options were as follows (amounts in thousands except for number of contracts):

	Contracts	Premiums Received
Balance at 6/30/2008	789	$62
Sales	19,853	1,763
Closing Buys	(6,531)	(649)
Exercises	(25)	(2)
Expirations	(14,086)	(1,174)
Balance at 6/30/2009	—	$—

8.	FEDERAL INCOME TAX MATTERS

At June 30, 2009, the components of distributable taxable earnings were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Differences(2)	Accumulated Capital Losses(3)	Post-October Deferral(4)
$2,856	—	—	—	$202,149	$287,631
(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain options and foreign currency transactions.
(2)	Adjusted for differences, if any.
(3)	Capital losses available to offset future net capital gains, including acquired capital loss carryovers which may be limited under current tax law, expiring in 2017.
(4)	Capital losses realized during the period November 1, 2008 through June 30, 2009 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

06.30.09	NFJ Renaissance Fund Annual Report	39

Notes to Financial Statements  (Cont.)

June 30, 2009

As of June 30, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Depreciation(5)
$763,013	$10,811	$(39,223)	$(28,412)
(5)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to adjustments from investments in partnerships and wash sale loss deferrals for federal income tax purposes.

As of year ended June 30, 2009, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions(6)	15% Long-Term Capital Gain Distributions	25% Long-Term Capital Gain Distribution
$9,420	$1	$102
(6)	Includes short-term capital gain.

Certain net operating losses have been reclassified from undistributed net investment income to paid-in-capital to more appropriately conform financial accounting to tax accounting.

9.	SHARES OF BENEFICIAL INTEREST

The Fund may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,905	$71,112	6,855	$120,744
Class B	163	1,585	695	11,245
Class C	486	4,623	2,439	37,501
Class D	51	568	346	7,041
Class R	445	4,489	639	11,422
Institutional Class	835	9,157	533	10,506
Administrative Class	278	3,257	713	13,644
Issued in reinvestment of dividends and distributions
Class A	493	5,019	5,949	107,957
Class B	65	585	5,688	90,033
Class C	172	1,513	5,917	92,606
Class D	15	155	306	5,569
Class R	25	228	354	5,746
Institutional Class	41	434	287	5,455
Administrative Class	17	185	313	5,792

40	NFJ Renaissance Fund Annual Report	06.30.09

	Year Ended 6/30/2009		Year Ended 6/30/2008
	Shares	Amount	Shares	Amount
Cost of shares redeemed
Class A	(11,123)	$(126,197)	(12,753)	$(241,862)
Class B	(9,981)	(104,343)	(11,375)	(186,192)
Class C	(7,619)	(74,312)	(10,869)	(173,358)
Class D	(474)	(5,435)	(923)	(17,480)
Class R	(859)	(8,562)	(836)	(15,046)
Institutional Class	(605)	(6,884)	(1,603)	(30,699)
Administrative Class	(1,954)	(26,044)	(2,033)	(42,294)
Net increase (decrease) resulting from Fund share transactions	(23,624)	$(248,867)	(9,358)	$(181,670)

10.	AFFILIATED TRANSACTIONS

On March 13, 2009, Allianz Global, an affiliate of the Adviser, purchased all of the securities issued by Axon Financial Funding LLC (“Axon Notes”) and Gryphon Funding Limited (including certain residual notes issued by SIV Portfolio PLC, a predecessor entity of Gryphon Funding Limited (“Gryphon Notes”), and together with the Axon Notes, the “Notes”) held as investments of collateral for securities on loan under the Fund’s securities lending program. The Notes were purchased for cash, based on the Notes’ fair value, plus accrued interest. An additional amount was contributed to the Fund by the Adviser, so that, in effect, the Fund received from the sale the full principal value of the Notes, plus accrued interest. The total of the purchase price and the capital contribution amounts received by the Fund were $19,964,097 and $14,693,352 for the Axon Notes and Gryphon Notes, respectively. In connection with the sale, the irrevocable letter of credit issued by The Bank of New York to the Fund, which provided financial support to the Fund with the result that the Fund effectively valued each Axon Note and Gryphon Note position at its full principal amount, was surrendered without being drawn upon by the Fund.

11.	LEGAL PROCEEDINGS

In September 2004, the Investment Adviser, PEA Capital LLC (“PEA”) and the Distributor settled a regulatory action with the Securities and Exchange Commission (“SEC”) that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of PEA Growth Fund (now OCC Growth Fund), PEA Opportunity Fund (now OCC Opportunity Fund), PEA Innovation Fund and PEA Target Fund (now OCC Target Fund). PEA, the Distributor and Allianz Global reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. Allianz Global, PEA and the Distributor paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz, PEA and certain of their employees have been defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial

06.30.09	NFJ Renaissance Fund Annual Report	41

Notes to Financial Statements  (Cont.)

June 30, 2009

proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, on behalf of fund shareholders or the funds themselves, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of Allianz OCC Target Fund and one individual shareholder of Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). The Trust ceased participating in the Program effective March 16, 2009. Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action sought inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Court has since made rulings dismissing the individual Trustees from the lawsuit and denying injunctive relief against the only remaining defendant, the Trust, and subsequently entered judgment in favor of the Trust on all counts. The plaintiffs have since appealed the Court’s legal ruling, and that appeal is in process. The Trust intends to continue to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, the Investment Manager, the Sub-Adviser and the Distributor believe that these matters are not likely to have a material adverse effect on the Fund or on Allianz Global Fund Management’s, the Sub-Adviser’s or the Distributor’s ability to perform their respective investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date hereof.

12.	SUBSEQUENT EVENTS

The Fund has adopted FASB Statement of Financial Accounting Standard No. 165, “Subsequent Event” (“FAS 165”). Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a. The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b. The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.

c. The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

Fund management has determined there were no subsequent events following the fiscal year ended June 30, 2009, through August 19, 2009, the date the financial statements were available to be issued.

42	NFJ Renaissance Fund Annual Report	06.30.09

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of the Allianz Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NFJ Renaissance Fund, one of the thirty funds constituting the Allianz Funds (hereinafter referred to as the “Fund”) at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2009

06.30.09	NFJ Renaissance Fund Annual Report	43

Federal Income Tax Information  (Unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end (June 30, 2009) regarding the status of qualified dividend income for individuals and the dividend received deduction for corporations.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the Fund designates 83% of ordinary dividends paid during the fiscal year ended June 30, 2009 as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of ordinary dividends paid by the Fund during the period ended June 30, 2009 which qualified for the Dividend Received Deduction available to corporate shareholders was 84%.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. In January 2010, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2009.

44	NFJ Renaissance Fund Annual Report	06.30.09

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

The Investment Company Act of 1940, as amended (the “Investment Company Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreement or sub-advisory agreement for a fund. The only such agreement approved during the period covered by, and relating to a fund described in, this report relates to the Allianz NFJ Renaissance Fund (formerly the Allianz OCC Renaissance Fund) (the “NFJ Fund”).

At an in-person meeting held in June 2009, the Board and the Independent Trustees unanimously approved the appointment of NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”) as sub-adviser to the NFJ Fund; the change of the name of the NFJ Fund from “Allianz OCC Renaissance Fund” to “Allianz NFJ Renaissance Fund”; certain related investment changes; and an addendum to the Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (the “Adviser”) and NFJ (the “NFJ Portfolio Management Agreement” or “Agreement”) with respect to the NFJ Fund. Although no shareholder approval was required to appoint NFJ as sub-adviser to the NFJ Fund, shareholders of the NFJ Fund received in August 2009 an Information Statement describing the changes, in accordance with the requirements of an exemptive order granted to the Trust.

In approving the NFJ Portfolio Management Agreement, the Trustees, including the Independent Trustees, requested and evaluated information about NFJ provided by the Adviser and NFJ, which, in the Adviser’s and NFJ’s opinions, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the NFJ Portfolio Management Agreement would be in the best interests of the Fund and its shareholders. The Trustees considered and approved the addition of the Fund to the NFJ Portfolio Management Agreement at an in-person meeting held on June 4, 2009, for which they received information relating to the proposal, but also took into account information regarding the Fund and its fees and expenses and NFJ and its personnel and resources that the Board had most recently reviewed in connection with the annual review of the Trust’s advisory and sub-advisory arrangements, culminating in the approval of these arrangements in December, 2008.

The retention of NFJ initially was reviewed by the Performance Committee of the Board of Trustees. The Performance Committee discussed the proposal with representatives of the Adviser and NFJ and recommended to the full Board of Trustees that the NFJ Portfolio Management Agreement be approved.

During the course of their review, the Trustees met with and discussed the proposal with representatives of the Adviser and considered the recommendation of the Performance Committee. The Trustees also received assistance and advice, including written memoranda, from counsel regarding the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were also assisted in their evaluation of the proposal by independent legal counsel, with whom they met separately from management.

In considering the proposed change in sub-advisers, the NFJ Portfolio Management Agreement and the information about NFJ provided, the Trustees considered the nature, extent and quality of the services to be provided by NFJ, taking into account the relative complexity of managing the Fund, the size of NFJ’s staff and NFJ’s assets under management, and the adequacy of NFJ’s resources given the size and complexity of the Fund and NFJ’s other assets under management. Among other matters, the Trustees considered the management style to be used for the Fund, which was described as investing in securities of companies of any market capitalization (though typically in the $1 to $15 billion range) that the portfolio managers believe to be undervalued, the fact that this value-management style is a core investment approach of NFJ used for other series of the Trust and the fact that OCC used an all-capitalizations value approach in managing the Fund previously. The Trustees also considered the total

06.30.09	NFJ Renaissance Fund Annual Report	45

Board Approval of Investment Advisory and Portfolio Management Agreements  (Unaudited)

return performance of the Fund through March 31, 2009 as well as performance information about a model portfolio developed by NFJ for a managed account platform utilizing a similar investment strategy to that proposed for the Fund. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the Fund, including Paul A. Magnuson (as Lead), Benno J. Fischer, and Morley D. Campbell, who would share primary responsibility for the day-to-day management of the Fund. The Trustees took into account, among other information, the strong performance records of the other series of the Trust managed by NFJ and the individual portfolio managers using a value-based investment approach, based on a comparison of the performance of these series with the performance of benchmark indices and peer funds identified by Lipper, Inc. (“Lipper”).

The Trustees also took into account Allianz Global Fund Management’s belief that NFJ’s strong brand and name recognition in the marketplace and solid performance record as a value manager may help to reverse the substantial net redemptions realized by the Fund in recent years.

The Trustees also considered that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the OCC Portfolio Management Agreement and portfolio management agreements pursuant to which other affiliates of the Adviser provide sub-advisory services to other series of the Trust. The Trustees considered the proposed sub-advisory fees and noted that neither the sub-advisory or advisory fees nor other expenses of the Fund would increase as a result of the retention of NFJ and that the Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the sub-adviser, and the services provided by the Adviser, on the one hand, and the sub-adviser, on the other hand; (iv) that the Adviser (and not the Fund) pays the sub-advisory fees; (v) that the Fund pays a unitary fee for non-advisory services, which differentiates the Fund from many in the industry; and (vi) the Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper. With respect to items (i) and (vi) above, the Trustees noted that, for the period ending June 30, 2008, the Fund’s advisory fees and total expense ratio were each at or below the median for the Fund’s expense peer groups. The Trustees also considered fees paid to NFJ for separate accounts managed in the small-cap value style. The Trustees considered the impact the transition to NFJ would have on the Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the Fund’s portfolio to comport with its proposed new investment strategies and NFJ’s management approach. The Trustees also took into account the estimated federal tax consequences of the anticipated restructuring of the Fund’s portfolio on shareholders, including the potential for the recognition of gains from the sale of portfolio securities.

The Trustees considered that under the NFJ Portfolio Management Agreement, NFJ may obtain research services from brokers in connection with portfolio securities transactions for the Fund.

The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the Fund) and the estimated profitability of the Adviser’s relationship with the Fund both assuming that the Fund continued to be sub-advised by OCC and assuming portfolio management responsibilities were transferred to NFJ. The Trustees concluded that they were satisfied that the Adviser’s estimated level of profitability from its relationship with the Fund would not be excessive if portfolio management responsibilities were transferred to NFJ, and also took into account Allianz Global Fund Management’s representation that its recommendation was not motivated at all by considerations of its or the sub-advisers’ profit levels.

46	NFJ Renaissance Fund Annual Report	06.30.09

The Trustees considered the extent to which the Adviser and NFJ may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. The Trustees noted that the Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with Fund shareholders.

The Trustees also took into account that retaining NFJ in accordance with the SEC exemptive order would allow Fund shareholders to continue to hold their investment in a value-based fund managed by a seasoned sub-adviser in the Allianz family, without the delay and costs associated with a shareholder meeting and solicitation.

Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from OCC to NFJ was in the best interests of the Fund and its shareholders and did not involve a conflict of interest from which the Adviser, OCC or NFJ derived an inappropriate advantage.

After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees, including the Independent Trustees, unanimously concluded that it would be appropriate and desirable for NFJ to act as investment sub-adviser to the Fund and that their approval of the NFJ Portfolio Management Agreement with respect to the Fund is in the best interests of the Fund and its shareholders.

06.30.09	NFJ Renaissance Fund Annual Report	47

Trustees and Officers of Allianz Funds

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated by an asterisk (*). Unless otherwise indicated, the correspondence address of all persons below is: 1345 Avenue of the Americas, New York, New York 10105.

Trustees of the Fund

Name, Date of Birth and Position Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Udo Frank* 5/06/1959 Trustee	01/2006 to present	Chief Executive Officer, RCM Capital Management LLC and Executive Committee Member, Allianz Global Investors. Formerly, Chief Executive Officer — Equities, Allianz Global Investors.	30	Member of Management Board of Allianz Global Investors Fund Management LLC.
John C. Maney* 8/3/1959 Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	80	See below**
Independent Trustees
Gary A. Childress 2/28/1934 Trustee	01/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	30	None
Theodore J. Coburn 7/08/1953 Trustee	06/2002 to present	Executive Vice President, Nations Academy; President of Coburn Capital Group. Formerly, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	30	Member of Board of Directors of Ramtron International Corporation and Trustee of the Nicholas-Applegate Fund.
F. Ford Drummond 10/22/1962 Trustee	01/2006 to present	Owner/Operator Drummond Ranch. Formerly, General Counsel for BMI — HealthPlans.	30	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.
James S. MacLeod 11/21/1947 Trustee	01/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	30	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

48	NFJ Renaissance Fund Annual Report	06.30.09

Name, Date of Birth and Position Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Davey S. Scoon 12/14/1946 Trustee	01/2006 to present	Adjunct Assistant Professor at Tufts University School of Medicine. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial — U.S.	30	Chairman of the Board of Directors of Tufts Health Plan; Member of Board of Directors and Chair of Audit Committee of AMAG Pharmaceuticals, Inc. and CardioKine, Inc.
Edward E. Sheridan 9/19/1954 Trustee	01/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales — Debt and Equity for Merrill Lynch.	30	None
W. Bryant Stooks 9/10/1940 Trustee	01/1997 to present	President, Bryant Investments, Ltd. Formerly, President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); and Partner, Arthur Andersen & Co.	30	Member of Board of Trustees of The Steele Foundation.
Gerald M. Thorne 5/12/1938 Trustee	01/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.	30	Director (and Founder) Landmark Bank of Savannah, Georgia.
James W. Zug 7/22/1940 Trustee	01/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	30	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Trustees serve until their successors are duly elected and qualified.
**	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman — Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

06.30.09	NFJ Renaissance Fund Annual Report	49

Trustees and Officers of Allianz Funds    (Cont.)

(Unaudited)

Executive Officers

Name, Date of Birth and Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/08/1958 President and Chief Executive Officer	12/2004 to present	Chief Executive Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC and Chief Executive Officer of 46 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer, Allianz Global Investors Managed Accounts LLC.
Thomas J. Fuccillo 3/22/1968 Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Allianz Global Investors of America L.P., Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P. (2004-2008); and Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).
Brian S. Shlissel 11/14/1964 Treasurer and Principal Financial and Accounting Officer	06/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex.
Youse Guia 9/03/1972 Chief Compliance Officer	09/2004 to present	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).
Lawrence Altadonna 3/10/1966 Assistant Treasurer	06/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.
Richard Cochran 1/23/1961 Assistant Treasurer	06/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).
Scott Whisten 3/13/1971 Assistant Treasurer	03/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).
Kathleen Chapman 11/11/1954 Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 80 funds in the Fund Complex. Formerly, Manager — Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).
William V. Healey 7/28/1953 Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998-2005).

50	NFJ Renaissance Fund Annual Report	06.30.09

Name, Date of Birth and Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard H. Kirk 4/06/1961 Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 80 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).
Lagan Srivastava 9/20/1977 Assistant Secretary	12/2006 to present	Assistant Secretary of 80 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

**	The officers of the Fund are elected annually by the Board of Trustees.

06.30.09	NFJ Renaissance Fund Annual Report	51

Allianz Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

NFJ Investment Group LLC

Distributor

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.:

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

For Account Information

For Allianz Funds account information contact your financial adviser, or if you receive account statements directly from Allianz Global Investors Distributors/BFDS, you can also call (800) 426-0107. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.allianzinvestors.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ038AR_26348

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-877-4626. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees has determined that James S. MacLeod, Davey S. Scoon, W. Bryant Stooks and James W. Zug who serve on the Board’s Audit Oversight Committee, qualify as “audit committee financial experts” and are “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $907,949 in 2008 and $785,190 in 2009.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $21,000 in 2008 and $20,000 in 2009.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $490,480 in 2008 and $635,625 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. The aggregate fees billed in the Reporting Periods for professional services, if any, billed for other products and services rendered by the principal account to the Trust were $0 in 2008 and $0 in 2009.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

ALLIANZ FUNDS (THE “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Committee of the Fund will review and pre-approve the scope of the audits of the Fund and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the fund, who will confirm, independently that the accounting firm’s engagement will not adversly affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement review

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of semiannual report review)

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,759,000 and the 2009 Reporting Period was $5,668,127.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no materials changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrants second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH—Code of Ethics

(a)(2)	Exhibit 99.Cert—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906Cert—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: August 28, 2009

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr.,
President & Chief Executive Officer

Date: August 28, 2009

By	/s/ Brian S. Shlissel
Brian S. Shlissel,
Treasurer, Principal Financial & Accounting Officer

Date: August 28, 2009